UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-4805
Van Kampen Equity Trust

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices)      (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 3/31
Date of reporting period: 3/31/10

Item 1. Report to Shareholders.

The Trust’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

March 31, 2010

MUTUAL FUNDS Van Kampen Utility Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Utility Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of March 31, 2010.

This material must be preceded or accompanied by a fund prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 3/31/10 (Unaudited)

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the S&P 500® Utilities Index and the S&P 500® Index from 3/31/00 through 3/31/10. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares		I Shares
	since 7/28/93		since 7/28/93		since 8/13/93		since 1/14/09
		w/max		w/max		w/max
		5.75%		4.00%		1.00%	w/o
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	6.36%	5.98%	5.97%	5.97%	5.50%	5.50%	7.86%

10-year	1.18	0.59	0.58	0.58	0.43	0.43	—

5-year	2.55	1.34	1.80	1.52	1.79	1.79	—

1-year	18.05	11.28	17.25	13.25	17.18	16.18	18.42

Past performance is no guarantee of future results and current performance may be lower or higher than the figures shown. For more up-to-date information, including month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent per year of the fund’s average daily net assets for Class A shares and up to 1.00 percent per year of the fund’s average daily net assets for Class B and C shares. The since inception and 10-year returns for Class B shares reflect their conversion into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1,000,000, (ii) tax-exempt retirement plans with assets of at least $1,000,000 (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1,000,000, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Figures shown above assume reinvestment of all dividends and capital gains. Periods of less than one year are not annualized.

The Standard & Poor’s 500® Utilities Index (S&P 500® Utilities Index) is an unmanaged index that reflects the general performance of utility stocks. The Standard & Poor’s 500® Index (S&P 500®) measures the performance the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Indices are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the 12-month period ended March 31, 2010

Market Conditions

The equity market rally that began in March 2009 continued throughout the 12-month reporting period. Despite ongoing weakness in the housing and labor markets, investors were encouraged by signs that the economy overall was back on track as gross domestic product (GDP) growth moved into positive territory in the third quarter of 2009 and continued to expand in subsequent months. Corporate earnings also showed significant improvement, in part because of the aggressive cost-cutting measures many companies had taken, and merger and acquisition activity increased, further supporting the market’s gains.

Utilities stocks underperformed the broad stock market for the 12-month reporting period as the S&P 500® Utilities Index (the “Index”) posted a gain of 21.01 percent versus a gain of 49.76 for the S&P 500® Index. All industries within the Index had positive returns for the period. The top performing industries on an absolute basis were independent power producers (+70.7 percent) and gas utilities (+41.1 percent). The industries with the lower returns were electric utilities (+14.0 percent) and multi-utilities (+26.7 percent).

Performance Analysis

All share classes of Van Kampen Utility Fund underperformed the S&P 500® Utilities Index (the “Index”) and the S&P 500® Index for the 12 months ended March 31, 2010, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended March 31, 2010

				S&P 500® Utilities
Class A	Class B	Class C	Class I	Index	S&P 500® Index

18.05%	17.25%	17.18%	18.42%	21.01%	49.76%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

The Fund’s underperformance of the Index for the period was primarily attributable to the following:

•	An underweight allocation to the multi-utilities industry detracted from relative performance. Although multi-utilities stocks were the second worst performing industry in the Index, they still outperformed the Index for the period and therefore, the Fund’s lower relative exposure hindered returns.

2

•	The portfolio’s holdings in construction materials and construction and engineering stocks also held back relative performance. These industries, which are not represented in the Index, lagged other industry groups within the Index.

Other positions, however, were additive to relative performance. The primary contributors to performance included the following:

•	The Fund’s allocation to diversified telecommunications boosted performance. The industry is not included in the Index and performed well for the period.

•	Overweights to gas utilities and independent power producers were also advantageous as these were the top performing industries in the Index for the period.

As of the end of the reporting period, the Fund’s largest overweights relative to the Index were in the diversified telecommunications, transportation infrastructure, and oil, gas and consumable fuels industries. The largest underweights were in electric utilities, gas utilities, and multi-utilities.

Market Outlook

Our team, the Quantitative and Structured Solutions Team, will continue to manage the Fund using a process that blends fundamental research and systematic portfolio construction.

Thank you for your continued support.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Top 10 Holdings as of 3/31/10 (Unaudited)

Exelon Corp.	9.1%
American Electric Power Co., Inc.	7.0
PG&E Corp.	6.9
Dominion Resources, Inc.	5.1
Southern Co.	4.8
Public Service Enterprise Group, Inc.	4.8
FirstEnergy Corp.	4.7
DTE Energy Co.	4.5
Ameren Corp.	4.3
Constellation Energy Group, Inc.	4.1

Summary of Investments by Industry Classification as of 3/31/10 (Unaudited)

Electric Utilities	47.4%
Multi-Utilities	33.8
Independent Power Producers & Energy Traders	6.6
Integrated Telecommunication Services	3.1
Oil & Gas Storage & Transportation	2.2
Airport Services	2.1
Gas Utilities	1.3
Construction & Engineering	1.0
Wireless Telecommunication Services	0.8
Alternative Carriers	0.7
Construction Materials	0.5
Highways & Railtracks	0.4

Total Long-Term Investments	99.9
Total Repurchase Agreements	0.3

Total Investments	100.2
Foreign Currency	0.0 *
Liabilities in Excess of Other Assets	(0.2)

Net Assets	100.0%

*	Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

5

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

6

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/09 - 3/31/10.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	10/1/09	3/31/10	10/1/09-3/31/10

Class A
Actual	$1,000.00	$1,004.64	$6.75
Hypothetical	1,000.00	1,018.20	6.79
(5% annual return before expenses)

Class B
Actual	1,000.00	1,000.97	10.33
Hypothetical	1,000.00	1,014.61	10.40
(5% annual return before expenses)

Class C
Actual	1,000.00	1,000.96	10.38
Hypothetical	1,000.00	1,014.56	10.45
(5% annual return before expenses)

Class I
Actual	1,000.00	1,005.88	5.95
Hypothetical	1,000.00	1,019.00	5.99
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35%, 2.07%, 2.08% and 1.19% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

7

Van Kampen Utility Fund
Portfolio of Investments  ■  March 31, 2010

	Number of
Description	Shares	Value

Common Stocks 99.4%
Airport Services 2.1%
Grupo Aeroportuario del Centro Norte SAB de CV (Mexico)	195,850	$370,672
Grupo Aeroportuario del Pacifico SAB de CV, Class B (Mexico)	218,749	812,629
MAP Group (Australia)	461,960	1,309,905

		2,493,206

Alternative Carriers 0.7%
Colt Telecom Group SA (Luxembourg) (a)	99,920	192,720
PAETEC Holding Corp. (a)	134,299	628,519

		821,239

Construction & Engineering 1.0%
Compagnie d’Entreprises CFE (Belgium)	3,794	210,816
KBR, Inc.	11,400	252,624
Nippo Corp. (Japan)	39,495	303,320
URS Corp. (a)	9,019	447,433

		1,214,193

Construction Materials 0.5%
Texas Industries, Inc.	17,427	595,480

Electric Utilities 46.9%
American Electric Power Co., Inc.	245,054	8,375,946
Duke Energy Corp.	248,335	4,052,827
Edison International, Inc.	40,187	1,373,190
Enel SpA (Italy)	330,402	1,847,507
Entergy Corp.	47,247	3,843,543
Exelon Corp.	247,684	10,851,036
FirstEnergy Corp.	144,641	5,654,017
FPL Group, Inc.	101,204	4,891,189
IDACORP, Inc.	35,294	1,221,878
Pepco Holdings, Inc.	56,646	971,479
Pinnacle West Capital Corp.	86,076	3,247,648
PPL Corp.	117,450	3,254,540
Progress Energy, Inc.	15,912	626,296
Southern Co.	173,609	5,756,874

		55,967,970

Gas Utilities 1.3%
AGL Resources, Inc.	20,458	790,702
ONEOK, Inc.	4,745	216,609
Questar Corp.	13,366	577,411

		1,584,722

Highways & Railtracks 0.4%
Transurban Group (Australia)	95,366	441,939

Independent Power Producers & Energy Traders 6.6%
Constellation Energy Group, Inc.	140,486	4,932,463
Drax Group PLC (United Kingdom)	251,089	1,423,518

8
See Notes to Financial Statements

Van Kampen Utility Fund
Portfolio of Investments  ■  March 31, 2010  continued

	Number of
Description	Shares	Value

Independent Power Producers & Energy Traders (Continued)
Empresa Nacional de Electricidad SA (Chile)	693,125	$1,084,445
International Power PLC (United Kingdom)	93,179	450,922

		7,891,348

Integrated Telecommunication Services 3.1%
Iowa Telecommunications Services, Inc.	26,105	435,954
Telmex Internacional SAB de CV (Mexico)	410,258	396,197
Windstream Corp.	267,235	2,910,189

		3,742,340

Multi-Utilities 33.8%
Ameren Corp.	196,777	5,131,944
ATCO, Ltd., Class I (Canada)	4,552	228,351
Consolidated Edison, Inc.	78,238	3,484,720
Dominion Resources, Inc.	148,531	6,106,109
DTE Energy Co.	120,868	5,390,713
Integrys Energy Group, Inc.	80,246	3,802,055
PG&E Corp.	192,921	8,183,709
Public Service Enterprise Group, Inc.	194,587	5,744,208
RWE AG (Germany)	8,737	774,122
Sempra Energy	21,063	1,051,044
Xcel Energy, Inc.	18,059	382,851

		40,279,826

Oil & Gas Storage & Transportation 2.2%
Nordic American Tanker Shipping Ltd. (Bermuda)	84,358	2,553,517

Wireless Telecommunication Services 0.8%
SBA Communications Corp., Class A (a)	26,452	954,124

Total Common Stocks 99.4%		118,539,904

Preferred Stock 0.5%
Electric Utilities
Eletropaulo Metropolitana SA, Class B (Brazil)	23,683	519,245

Total Long-Term Investments 99.9% (Cost $125,716,851)		119,059,149

9
See Notes to Financial Statements

Van Kampen Utility Fund
Portfolio of Investments  ■  March 31, 2010  continued

Description	Value

Repurchase Agreements 0.3%
Banc of America Securities ($64,738 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 03/31/10, to be sold on 04/01/10 at $64,738)	$64,738
JPMorgan Chase & Co. ($310,248 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 03/31/10, to be sold on 04/01/10 at $310,248)	310,248
State Street Bank & Trust Co. ($14 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 03/31/10, to be sold on 04/01/10 at $14)	14

Total Repurchase Agreements 0.3% (Cost $375,000)	375,000

Total Investments 100.2% (Cost $126,091,851)	119,434,149

Foreign Currency 0.0% (Cost $2,900)	2,912

Liabilities in Excess of Other Assets (0.2%)	(203,412)

Net Assets 100.0%	$119,233,649

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.

Forward foreign currency contracts outstanding as of March 31, 2010:

			Unrealized
			Appreciation/
	In Exchange for	Current Value	Depreciation

Long Contracts:
Brazilian Real 1,532,359 expiring 4/15/10	US$	$859,894	$9,528

Canadian Dollar 399,760 expiring 4/15/10	US$	393,598	(450)

Chilean Peso 964,199,956 expiring 4/15/10	US$	1,837,808	13,434

Japanese Yen 139,657,935 expiring 4/15/10	US$	1,493,908	(50,468)
207,771,049 expiring 4/15/10	US$	2,222,507	(72,664)

			(123,132)

10
See Notes to Financial Statements

Van Kampen Utility Fund
Portfolio of Investments  ■  March 31, 2010  continued

			Unrealized
			Appreciation/
	In Exchange for	Current Value	Depreciation

South African Rand 4,275,878 expiring 4/15/10	US$	$586,102	$8,618
831,493 expiring 4/15/10	US$	113,974	1,382

			10,000

Total Long Contracts			$(90,620)

Short Contracts:
Australian Dollar 1,228,317 expiring 4/15/10	US$	1,126,065	(5,139)
694,274 expiring 4/15/10	US$	636,479	(2,049)

			(7,188)

Brazilian Real 315,187 expiring 4/15/10	US$	176,869	769
2,147,822 expiring 4/15/10	US$	1,205,265	2,734

			3,503

Canadian Dollar 636,865 expiring 4/15/10	US$	627,049	1,077

Chilean Peso 1,549,598,820 expiring 4/15/10	US$	2,953,605	45,257

Euro 824,729 expiring 4/15/10	US$	1,113,931	21,408
1,253,821 expiring 4/15/10	US$	1,693,489	2,458

			23,866

Pound Sterling 655,323 expiring 4/15/10	US$	994,397	(13,522)
716,780 expiring 4/15/10	US$	1,087,653	(11,833)

			(25,355)

Japanese Yen
376,247,464 expiring 4/15/10	US$	4,024,683	137,622

Mexican Peso 8,024,765 expiring 4/15/10	US$	648,479	(9,348)
11,442,901 expiring 4/15/10	US$	924,698	(16,722)

			(26,070)

South African Rand 5,107,371 expiring 4/15/10	US$	700,076	(10,357)

Total Short Contracts			$142,355

Total Forward Foreign Currency Contracts			$51,735

11
See Notes to Financial Statements

Van Kampen Utility Fund
Portfolio of Investments  ■  March 31, 2010  continued

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of March 31, 2010 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs	Total

Investments in an Asset Position
Common Stocks
Airport Services	$2,493,206	$—	$—	$2,493,206
Alternative Carriers	821,239	—	—	821,239
Construction & Engineering	1,214,193	—	—	1,214,193
Construction Materials	595,480	—	—	595,480
Electric Utilities	55,967,970	—	—	55,967,970
Gas Utilities	1,584,722	—	—	1,584,722
Highways & Railtracks	441,939	—	—	441,939
Independent Power Producers & Energy Traders	7,891,348	—	—	7,891,348
Integrated Telecommunication Services	3,742,340	—	—	3,742,340
Multi-Utilities	40,279,826	—	—	40,279,826
Oil & Gas Storage & Transportation	2,553,517	—	—	2,553,517
Wireless Telecommunication Services	954,124	—	—	954,124
Preferred Stock
Electric Utilities	519,245	—	—	519,245
Repurchase Agreements	—	375,000	—	375,000
Forward Foreign Currency Contracts	—	244,287	—	244,287

Total Investments in an Asset Position	119,059,149	619,287	—	119,678,436

Investments in a Liability Position
Forward Foreign Currency Contracts	$—	$(192,552)	$—	$(192,552)

12
See Notes to Financial Statements

Van Kampen Utility Fund
Financial Statements

Statement of Assets and Liabilities
March 31, 2010

Assets:
Total Investments (Cost $126,091,851)	$119,434,149
Foreign Currency (Cost $2,900)	2,912
Cash	20
Receivables:
Dividends	329,200
Forward Foreign Currency Contracts	244,287
Fund Shares Sold	32,846
Other	142,567

Total Assets	120,185,981

Liabilities:
Payables:
Fund Shares Repurchased	195,027
Investment Advisory Fee	66,348
Distributor and Affiliates	63,644
Trustees’ Deferred Compensation and Retirement Plans	251,223
Forward Foreign Currency Contracts	192,552
Accrued Expenses	183,538

Total Liabilities	952,332

Net Assets	$119,233,649

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$133,818,037
Accumulated Undistributed Net Investment Income	1,037,227
Net Unrealized Depreciation	(6,605,331)
Accumulated Net Realized Loss	(9,016,284)

Net Assets	$119,233,649

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $97,519,263 and 5,837,946 shares of beneficial interest issued and outstanding)	$16.70
Maximum sales charge (5.75%* of offering price)	1.02

Maximum offering price to public	$17.72

Class B Shares:
Net asset value and offering price per share (Based on net assets of $12,329,402 and 741,891 shares of beneficial interest issued and outstanding)	$16.62

Class C Shares:
Net asset value and offering price per share (Based on net assets of $8,600,288 and 517,706 shares of beneficial interest issued and outstanding)	$16.61

Class I Shares:
Net asset value and offering price per share (Based on net assets of $784,696 and 46,999 shares of beneficial interest issued and outstanding)	$16.70

*	On sales of $50,000 or more, the sales charge will be reduced.

13
See Notes to Financial Statements

Van Kampen Utility Fund
Financial Statements  continued

Statement of Operations
For the Year Ended March 31, 2010

Investment Income:
Dividends (Net of foreign withholding taxes of $81,097)	$6,033,668
Interest	1,342

Total Income	6,035,010

Expenses:
Investment Advisory Fee	814,539
Distribution (12b-1) and Service Fees
Class A	251,592
Class B	150,670
Class C	93,302
Transfer Agent Fees	331,504
Reports to Shareholders	68,052
Accounting and Administrative Expenses	65,739
Professional Fees	61,873
Custody	58,309
Registration Fees	41,514
Trustees’ Fees and Related Expenses	34,698
Other	23,089

Total Expenses	1,994,881

Net Investment Income	$4,040,129

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$10,082,099
Forward Foreign Currency Contracts	(1,240,373)
Foreign Currency Transactions	(2,218,382)

Net Realized Gain	6,623,344

Unrealized Appreciation/Depreciation:
Beginning of the Period	(16,625,161)

End of the Period:
Investments	(6,657,702)
Forward Foreign Currency Contracts	51,735
Foreign Currency Translation	636

(6,605,331)

Net Unrealized Appreciation During the Period	10,019,830

Net Realized and Unrealized Gain	$16,643,174

Net Increase in Net Assets From Operations	$20,683,303

14
See Notes to Financial Statements

Van Kampen Utility Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	March 31, 2010	March 31, 2009

From Investment Activities:
Operations:
Net Investment Income	$4,040,129	$3,678,733
Net Realized Gain/Loss	6,623,344	(15,488,888)
Net Unrealized Appreciation/Depreciation During the Period	10,019,830	(54,425,889)

Change in Net Assets from Operations	20,683,303	(66,236,044)

Distributions from Net Investment Income:
Class A Shares	(3,394,031)	(2,379,717)
Class B Shares	(382,584)	(314,613)
Class C Shares	(246,410)	(147,620)
Class I Shares	(10,897)	(59)

Total Distributions	(4,033,922)	(2,842,009)

Distributions from Net Realized Gain:
Class A Shares	-0-	(3,479,847)
Class B Shares	-0-	(749,564)
Class C Shares	-0-	(355,958)
Class I Shares	-0-	-0-

Total Distributions	-0-	(4,585,369)

Net Change in Net Assets from Investment Activities	16,649,381	(73,663,422)

From Capital Transactions:
Proceeds from Shares Sold	13,011,988	33,113,661
Net Asset Value of Shares Issued Through Dividend Reinvestment	3,701,876	6,861,609
Cost of Shares Repurchased	(34,986,729)	(59,491,691)

Net Change in Net Assets from Capital Transactions	(18,272,865)	(19,516,421)

Total Increase/Decrease in Net Assets	(1,623,484)	(93,179,843)
Net Assets:
Beginning of the Period	120,857,133	214,036,976

End of the Period (Including accumulated undistributed net investment income of $1,037,227 and $3,090,402, respectively)	$119,233,649	$120,857,133

15
See Notes to Financial Statements

Van Kampen Utility Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended March 31,
Class A Shares	2010	2009	2008	2007	2006

Net Asset Value, Beginning of the Period	$14.63	$22.87	$23.86	$18.90	$17.15

Net Investment Income (a)	.55	.45	.40	.31	.33
Net Realized and Unrealized Gain/Loss	2.09	(7.79)	(1.03)	5.15	1.94

Total from Investment Operations	2.64	(7.34)	(0.63)	5.46	2.27

Less
Distributions from Net Investment Income	.57	.36	.36	.50	.52
Distributions from Net Realized Gain	-0-	.54	-0-	-0-	-0-

Total Distributions	.57	.90	.36	.50	.52

Net Asset Value, End of the Period	$16.70	$14.63	$22.87	$23.86	$18.90

Total Return (b)	18.05%	–32.56%	–2.71%	29.30%	13.24%
Net Assets at End of the Period (In millions)	$97.5	$94.5	$156.1	$159.7	$130.2
Ratio of Expenses to Average Net Assets	1.45%	1.32%	1.21%	1.27%	1.30%
Ratio of Net Investment Income to Average Net Assets	3.37%	2.29%	1.65%	1.50%	1.74%
Portfolio Turnover	325%	120%	36%	30%	46%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

16
See Notes to Financial Statements

Van Kampen Utility Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended March 31,
Class B Shares	2010	2009	2008	2007	2006

Net Asset Value, Beginning of the Period	$14.56	$22.77	$23.76	$18.85	$17.13

Net Investment Income (a)	.43	.28	.22	.15	.18
Net Realized and Unrealized Gain/Loss	2.08	(7.73)	(1.03)	5.14	1.94

Total from Investment Operations	2.51	(7.45)	(0.81)	5.29	2.12

Less
Distributions from Net Investment Income	.45	.22	.18	.38	.40
Distributions from Net Realized Gain	-0-	.54	-0-	-0-	-0-

Total Distributions	.45	.76	.18	.38	.40

Net Asset Value, End of the Period	$16.62	$14.56	$22.77	$23.76	$18.85

Total Return (b)	17.25%	–33.09%	–3.45%	28.40%	12.39%
Net Assets at End of the Period (In millions)	$12.3	$16.9	$41.1	$47.5	$44.2
Ratio of Expenses to Average Net Assets	2.20%	2.07%	1.96%	2.03%	2.06%
Ratio of Net Investment Income to Average Net Assets	2.63%	1.42%	.89%	.74%	.99%
Portfolio Turnover	325%	120%	36%	30%	46%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

17
See Notes to Financial Statements

Van Kampen Utility Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended March 31,
Class C Shares	2010	2009	2008	2007	2006

Net Asset Value, Beginning of the Period	$14.56	$22.76	$23.75	$18.85	$17.13

Net Investment Income (a)	.43	.30	.22	.15	.18
Net Realized and Unrealized Gain/Loss	2.07	(7.74)	(1.03)	5.13	1.94

Total from Investment Operations	2.50	(7.44)	(0.81)	5.28	2.12

Less
Distributions from Net Investment Income	.45	.22	.18	.38	.40
Distributions from Net Realized Gain	-0-	.54	-0-	-0-	-0-

Total Distributions	.45	.76	.18	.38	.40

Net Asset Value, End of the Period	$16.61	$14.56	$22.76	$23.75	$18.85

Total Return (b)	17.18%	–33.06%	–3.46%	28.34%	12.39%
Net Assets at End of the Period (In millions)	$8.6	$9.4	$16.8	$17.0	$15.0
Ratio of Expenses to Average Net Assets	2.20%	2.07%	1.96%	2.03%	2.06%
Ratio of Net Investment Income to Average Net Assets	2.63%	1.51%	.89%	.74%	.99%
Portfolio Turnover	325%	120%	36%	30%	46%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

18
See Notes to Financial Statements

Van Kampen Utility Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

		January 14, 2009
		(Commencement of
	Year Ended	Operations) to
Class I Shares	March 31, 2010	March 31, 2009

Net Asset Value, Beginning of the Period	$14.62	$15.92

Net Investment Income (a)	.57	.15
Net Realized and Unrealized Gain/Loss	2.12	(1.35)

Total from Investment Operations	2.69	(1.20)
Less Distributions from Net Investment Income	.61	.10

Net Asset Value, End of the Period	$16.70	$14.62

Total Return (b)	18.42%	–7.48% *
Net Assets at End of the Period (In thousands)	$784.7	$8.7
Ratio of Expenses to Average Net Assets	1.20%	1.19%
Ratio of Net Investment Income to Average Net Assets	3.38%	4.64%
Portfolio Turnover	325%	120%

*	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

19
See Notes to Financial Statements

Van Kampen Utility Fund
Notes to Financial Statements  ■  March 31, 2010

1. Significant Accounting Policies
Van Kampen Utility Fund (the “Fund”) is organized as a series of Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek to provide its shareholders with capital appreciation and current income. The Fund commenced investment operations on July 28, 1993. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards CodificationTM (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Fixed income investments and preferred stock are valued by an independent pricing service using the mean of the last reported bid and asked prices. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Forward foreign currency contracts are valued using quoted foreign exchange rates. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

20

Van Kampen Utility Fund
Notes to Financial Statements  ■  March 31, 2010  continued

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expense Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Bond discount is accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

21

Van Kampen Utility Fund
Notes to Financial Statements  ■  March 31, 2010  continued

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended March 31, 2010, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At March 31, 2010, the Fund had an accumulated capital loss carryforward for tax purposes of $7,774,148, which will expire according to the following schedule:

Amount	Expiration

$2,855,517	March 31, 2017
4,918,631	March 31, 2018

At March 31, 2010, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$127,340,941

Gross tax unrealized appreciation	$2,374,904
Gross tax unrealized depreciation	(10,281,696)

Net tax unrealized depreciation on investments	$(7,906,792)

F. Distribution of Income and Gains The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the years ended March 31, 2010 and 2009 were as follows:

	2010	2009

Distributions paid from:
Ordinary income	$4,033,922	$2,842,009
Long-term capital gain	-0-	4,585,369

	$4,033,922	$7,427,378

22

Van Kampen Utility Fund
Notes to Financial Statements  ■  March 31, 2010  continued

Permanent differences, primarily due to the Fund’s net realized losses on foreign currency transactions, resulted in the following reclassifications among the Fund’s components of net assets at March 31, 2010:

Accumulated Undistributed	Accumulated
Net Investment Income	Net Realized Loss	Capital

$(2,059,382)	$2,059,382	$-0-

As of March 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,287,231

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. The unrealized gains and losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency translation on the Statement of Operations. Realized gains and losses on foreign currency transactions on the Statement of Operations include the net realized amount from the sale of the foreign currency and the amount realized between trade date and settlement date on security transactions.

H. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through May 18, 2010, the date the financial statements were effectively issued. Management has determined that other than the event described in Note 8, there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	0.65%
Next $500 million	0.60%
Over $1 billion	0.55%

The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Limited (a “Subadviser” and a wholly owned subsidiary of Morgan Stanley). The Subadviser provides the Fund with investment advisory services subject to the overall

23

Van Kampen Utility Fund
Notes to Financial Statements  ■  March 31, 2010  continued

supervision of the Adviser and the Fund’s officers and trustees. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.
For the year ended March 31, 2010, the Fund recognized expenses of approximately $4,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended March 31, 2010, the Fund recognized expenses of approximately $42,600 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2010, the Fund recognized expenses of approximately $139,300 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen.
The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $141,700 are included in “Other” assets on the Statement of Assets and Liabilities at March 31, 2010. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500. Pursuant to the closing of the transaction as described in Note 8, the deferred compensation and retirement plans will be terminated and amounts owed to the trustees will be distributed.
For the year ended March 31, 2010, the Fund paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of the Adviser, of approximately $41,500.
For the year ended March 31, 2010, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund’s Class A Shares of approximately $19,000 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $29,000. Sales charges do not represent expenses of the Fund.

24

Van Kampen Utility Fund
Notes to Financial Statements  ■  March 31, 2010  continued

3. Capital Transactions
For the years ended March 31, 2010 and 2009, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	March 31, 2010		March 31, 2009
	Shares	Value	Shares	Value

Sales:
Class A	598,187	$9,814,477	1,242,357	$24,272,327
Class B	86,756	1,414,720	288,677	6,021,899
Class C	49,672	820,132	143,042	2,809,982
Class I	55,032	962,659	591	9,453

Total Sales	789,647	13,011,988	1,674,667	$33,113,661

Dividend Reinvestment:
Class A	187,142	$3,131,732	324,364	$5,453,505
Class B	21,638	360,459	59,853	990,551
Class C	12,432	207,385	25,408	417,495
Class I	137	2,300	4	58

Total Dividend Reinvestment	221,349	$3,701,876	409,629	$6,861,609

Repurchases:
Class A	(1,408,644)	$(23,156,466)	(1,931,377)	$(36,070,482)
Class B	(528,192)	(8,566,019)	(992,002)	(18,604,002)
Class C	(190,192)	(3,116,400)	(261,823)	(4,817,207)
Class I	(8,765)	(147,844)	-0-	-0-

Total Repurchases	(2,135,793)	(34,986,729)	(3,185,202)	$(59,491,691)

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $400,990,062 and $419,583,088, respectively.

5. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund’s foreign currency exposure or to generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized.
A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund may enter into forward foreign currency contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily

25

Van Kampen Utility Fund
Notes to Financial Statements  ■  March 31, 2010  continued

and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation on the Statement of Operations. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as component of realized gain/loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar. During the year ended March 31, 2010, the cost of purchases and the proceeds from sales of forward foreign currency contracts were $126,651,352 and $260,829,439, respectively.
The Fund adopted FASB ASC 815, Derivatives and Hedging (ASC 815) (formerly known as FAS 161) effective April 1, 2009. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The following table sets the fair value of the Fund’s derivative contract by primary risk exposure as of March 31, 2010.

	Asset Derivatives		Liability Derivatives
	Balance Sheet		Balance Sheet
Primary Risk Exposure	Location	Fair Value	Location	Fair Value

Foreign Exchange Contracts	Forward Foreign Currency Contracts	$244,287	Forward Foreign Currency Contracts	$(192,552)

The following tables set forth by primary risk exposure the Fund’s realized gains/losses and change in unrealized appreciation/depreciation by type of derivative contract for the year ended March 31, 2010.

Amount of Realized Gain/(Loss) on Derivative Contracts
Forward Foreign
Primary Risk Exposure	Currency Contracts

Foreign Exchange Contracts	$(1,240,373)

Change in Unrealized Appreciation/(Depreciation) on Derivative Contracts
Forward Foreign
Primary Risk Exposure	Currency Contracts

Foreign Exchange Contracts	$442,113

6. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of

26

Van Kampen Utility Fund
Notes to Financial Statements  ■  March 31, 2010  continued

Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $157,500 and $68,600 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Subsequent Event
On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments Inc., announced that it has reached a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. (“Invesco”). The transaction (“Transaction”) affects the part of the asset management business that advises funds, including the Van Kampen family of funds. The Transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.
Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund’s current investment advisory agreement with Van Kampen Asset Management, a subsidiary of Van Kampen Investments Inc., to terminate. In connection with the Transaction, the Fund’s Board of Trustees (the “Board”) has approved that the Fund be transitioned to the Invesco mutual fund platform by transferring the assets and liabilities of the Fund to a newly formed fund (the “Acquiring Fund”), advised by an affiliate of Invesco, that has substantially the same investment objective, principal investment strategies and risks as the Fund (the “Reorganization”). On May 11, 2010, the Reorganization was approved by the shareholders of the Fund at a special meeting of shareholders. If certain other conditions to closing of the Transaction are met, shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund. Upon completion of the proposed Reorganization, the Fund will dissolve pursuant to a plan of dissolution adopted by the Board.

9. Accounting Pronouncement
On January 21, 2010, the FASB issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009. However, the requirement to provide

27

Van Kampen Utility Fund
Notes to Financial Statements  ■  March 31, 2010  continued

the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment to ASC 820 and the impact it will have on financial statement disclosures.

28

Van Kampen Utility Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Utility Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Utility Fund (the Fund) (one of the portfolios constituting the Van Kampen Equity Trust), as of March 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Utility Fund of the Van Kampen Equity Trust at March 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
May 18, 2010

29

Van Kampen Utility Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Subadviser
Morgan Stanley Investment Management Limited
25 Cabot Square
Canary Wharf, London, England E14 4QA

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended March 31, 2010. For corporate shareholders 100% of the distributions qualify for the dividends received deduction. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. The Fund intends to designate up to a maximum of $4,614,683 as taxed at a maximum rate of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

30

Van Kampen Utility Fund
Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

31

Van Kampen Utility Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Jerry D. Choate (71) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 1999	From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee, of Amgen Inc., a biotechnological company. Director since 1999 and member of the nominating and governance committee and compensation and executive committee, of Valero Energy Corporation, a crude oil refining and marketing company. Previously, from 2006 to 2007, Director and member of the compensation committee and audit committee, of H&R Block, a tax preparation services company.

Rod Dammeyer (69) CAC, LLC 4350 LaJolla Village Drive Suite 320 San Diego, CA 92122-1249	Trustee	Trustee since 2003	President of CAC, LLC, a private company offering capital investment and management advisory services. Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

32

Van Kampen Utility Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Linda Hutton Heagy (61) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 1995	Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations, Vice President of Northern Trust Company and an Associate at Price Waterhouse.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

33

Van Kampen Utility Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

R. Craig Kennedy (58) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 1993	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

34

Van Kampen Utility Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Howard J Kerr (74) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Retired. Previous member of the City Council and Mayor of Lake Forest, Illinois from 1988 through 2002. Previous business experience from 1981 through 1996 includes President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company, President and Chief Executive Officer of Grabill Aerospace, and President of Custom Technologies Corporation. United States Naval Officer from 1960 through 1981, with responsibilities including Commanding Officer of United States Navy destroyers and Commander of United States Navy Destroyer Squadron Thirty-Three, White House experience in 1973 through 1975 as military aide to Vice Presidents Agnew and Ford and Naval Aid to President Ford, and Military Fellow on the Council of Foreign Relations in 1978-through 1979.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

35

Van Kampen Utility Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Jack E. Nelson (74) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 1993	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (69) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

36

Van Kampen Utility Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (68) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 1999	Chief Communications Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council from 1989 to 1993. Prior to 1980, experience includes Partner of Coopers & Lybrand (from 1980 to 1989), Associate Director of the US Office of Management and Budget (from 1977 to 1980) and Program Director of the Urban Institute (from 1975 to 1977).	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Independent Director and audit committee chairperson of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Independent Director and member of audit and governance committees of Fluor Corp., a global engineering, construction and management company, since January 2004. Director of Intelligent Medical Devices, Inc., a private company which develops symptom-based diagnostic tools for viral respiratory infections. Advisory Board member of ExactCost LLC, a private company providing activity-based costing for hospitals, laboratories, clinics, and physicians, since 2008. Chairperson of the Board of Trustees of the Institute for Defense Analyses, a federally funded research and development center, since 2000. Trustee from 1992 to 2000 and 2002 to present, current chairperson of the finance committee, current member of the audit committee, strategic growth committee and executive committee, and former Chairperson of the Board of Trustees (from 1997 to 1999), of the German Marshall Fund of the United States, a public foundation. Lead Independent Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; Trustee since 2004. Chairperson of the Board of Trustees of the Colorado College; Trustee since 1995. Trustee of California Institute of Technology. Previously, Independent Director and member of audit committee and governance committee of Neurogen Corporation from 1998 to 2006; and Independent Director of Arbros Communications from 2000 to 2002.

37

Van Kampen Utility Fund
Trustees and Officers continued
Interested Trustees:*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Interested Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Wayne W. Whalen* (70) 155 North Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1993	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

38

Van Kampen Utility Fund
Trustees and Officers  continued

Officers
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Edward C. Wood III (54) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.
Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex. Secretary of Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp.

39

Van Kampen Utility Fund
Trustees and Officers continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

John L. Sullivan (54) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1996	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (48) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

40

Your Notes

Van Kampen Utility Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

(continued on next page)

Van Kampen Utility Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Utility Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

(continued on next page)

Van Kampen Utility Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

(continued on back)

Van Kampen Utility Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2010 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

184, 384, 584
UTLFANN 05/10
IU10-02082P-Y03/10

ANNUAL REPORT

March 31, 2010

MUTUAL FUNDS Van Kampen Mid Cap Growth Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Mid Cap Growth Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of March 31, 2010.

This material must be preceded or accompanied by a fund prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 3/31/10 (Unaudited)

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the Russell Midcap Growth Index from 3/31/00 through 3/31/10. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares		I Shares	R Shares
	since 12/27/95		since 12/27/95		since 12/27/95		since 8/12/05	since 7/11/08
		w/max		w/max		w/max
		5.75%		5.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales	w/o sales
Total Returns	charges	charges	charges	charges	charges	charges	charges	charges

Since Inception	11.94%	11.48%	11.51%	11.51%	11.15%	11.15%	5.06%	1.64%

10-year	–0.19	–0.78	–0.79	–0.79	–0.94	–0.94	—	—

5-year	6.90	5.64	6.33	6.09	6.09	6.09	—	—

1-year	71.54	61.64	71.06	66.06	70.24	69.24	71.90	71.08

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent per year of the fund’s average daily for Class A shares and up to 1.00 percent per year of the fund’s average daily for Class B and C shares. The since inception and 10-year returns for Class B shares reflect their conversion into Class A shares eight years after purchase. Class I Shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1,000,000, (ii) tax-exempt retirement plans with assets of at least $1,000,000 (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and nonqualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1,000,000, (iv) qualified state tuition plan (529 plan) accounts and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Class R shares are available for purchase by investors through or in tax exempt retirement plans (401(k) plans, 457 plans, defined benefit plans, profit sharing and money purchase pension plans, non-qualified deferred compensation plans, and employer sponsored 403(b) plans). Class R shares are offered without any sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for Class R shares is up to 0.50 percent per year of the fund’s average daily for Class R shares. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s

1

adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund’s returns would have been lower. Periods of less than one year are not annualized.

The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

2

Fund Report
For the 12-month period ended March 31, 2010

Market Conditions

The stock market rebounded strongly in the 12-month period ended March 31, 2010. In early March 2009, the market began a turnaround from low valuation levels as investors began to believe that the worst of the financial crisis had passed. Furthermore, improving credit markets and a few tentative signs of economic stabilization helped buoy confidence that the U.S. would avoid an economic depression. As the period progressed, more positive news about the economy continued to support the market’s advance, although it was tempered at times by ongoing weakness in housing and labor data. In early 2010, the market was roiled by credit tightening in China and sovereign debt woes in several southern European countries. However, by the end of March, those concerns eased somewhat, allowing the market to resume its upward trend.

The start of 2010 has been volatile. We do not make predictions on how the market will perform and it is our belief that volatility alone does not measure risk. Overall, we remain optimistic and committed to our long-term outlook. We continue to focus on company fundamentals—quality, the nature and sustainability of competitive advantage, and balance sheet strength—over a three- to five-year period.

Performance Analysis

All share classes of Van Kampen Mid Cap Growth Fund outperformed the Russell Midcap® Growth Index (the “Index”) for the 12 months ended March 31, 2010, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended March 31, 2010

					Russell Midcap®
Class A	Class B	Class C	Class I	Class R	Growth Index

71.54%	71.06%	70.24%	71.90%	71.08%	63.00%

The performance for the five share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

The following three sectors were the largest contributors to Fund’s overall outperformance of the Index during the period:

•	Stock selection and an overweight in the consumer discretionary sector had the largest positive effect on relative performance. Relative gains in the sector were driven primarily by the hotel/motel industry.

3

•	Both stock selection and an underweight in technology also helped relative performance. Here, the computer services software and systems industry added to relative performance.

•	In the utilities sector, stock selection and an underweight position were advantageous to relative performance. Within the sector, telecommunications was the leading contributing industry.

Although the portfolio outperformed the Index during the period, there were areas detrimental to overall performance:

•	The largest relative detractor was stock selection in energy, although it was slightly offset by an overweight position in the sector. While none of our energy holdings (largely in the natural gas industry) had negative returns during the period on an absolute basis, they did not perform as well as other industries within the overall sector such as oil well equipment and services, in which the portfolio did not have any exposure.

•	Both stock selection and an underweight in the health care sector dampened performance, mainly due to the medical equipment industry.

•	Stock selection in materials and processing also hampered relative performance. Although none of our holdings negatively affected relative performance, they lagged other areas of the market in which the portfolio had little or no exposure, such as chemicals and metals.

Market Outlook

As a team, we believe having a market outlook can be an anchor. While current conditions seem encouraging, we cannot rule out volatility around short-term events. Our focus remains on assessing company prospects over three to five years, and owning a portfolio of high-quality companies with diverse business drivers not tied to a particular market environment.

Thank you for your continued support.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

4

Top 10 Holdings as of 3/31/10 (Unaudited)

Baidu, Inc.—ADR	5.5%
Priceline.com, Inc.	4.6
Ultra Petroleum Corp.	3.6
Ctrip.com International Ltd.—ADR	3.5
Salesforce.com, Inc.	3.5
Wynn Resorts Ltd.	3.1
iShares Russell Midcap Growth Index Fund	3.1
Illumina, Inc.	3.0
Li & Fung Ltd.	2.6
Range Resources Corp.	2.5

Summary of Investments by Industry Classification as of 3/31/10 (Unaudited)

Internet Software & Services	10.6%
Oil & Gas Exploration & Production	6.7
Internet Retail	5.6
Application Software	5.0
Casinos & Gaming	4.8
Life Sciences Tools & Services	4.3
Other Diversified Financial Services	4.1
Air Freight & Logistics	4.0
Health Care Equipment	3.8
Hotels, Resorts & Cruise Lines	3.5
Specialized Finance	3.4
Specialty Chemicals	3.2
Homebuilding	2.7
Distributors	2.6
Construction Materials	2.4
Consumer Finance	2.4
Education Services	2.4
Research & Consulting Services	2.4
Computer Hardware	2.0
Pharmaceuticals	1.9
Restaurants	1.7
Diversified Commercial & Professional Services	1.6
Asset Management & Custody Banks	1.5
Investment Banking & Brokerage	1.3
Diversified Metals & Mining	1.3
Department Stores	1.2
Broadcasting & Cable TV	1.1
Systems Software	1.0
Environmental & Facilities Services	0.9
Wireless Telecommunication Services	0.8
Multi-Sector Holdings	0.8
Human Resource & Employment Services	0.8
Publishing	0.5
(continued on next page)

5

Summary of Investments by Industry Classification as of 3/31/10 (Unaudited)
(continued from previous page)

Communications Equipment	0.4%
Advertising	0.3

Total Long-Term Investments	93.0
Total Repurchase Agreements	7.7

Total Investments	100.7
Foreign Currency	0.0 *
Liabilities in Excess of Other Assets	(0.7)

Net Assets	100.0%

*	Amount is less than 0.1%.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

6

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

7

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

8

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/09 - 3/31/10.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	10/1/09	3/31/10	10/1/09-3/31/10

Class A
Actual	$1,000.00	$1,101.43	$6.60
Hypothetical	1,000.00	1,018.65	6.34
(5% annual return before expenses)
Class B
Actual	1,000.00	1,099.90	8.11
Hypothetical	1,000.00	1,017.20	7.80
(5% annual return before expenses)
Class C
Actual	1,000.00	1,097.19	10.51
Hypothetical	1,000.00	1,014.96	10.10
(5% annual return before expenses)
Class I
Actual	1,000.00	1,102.96	5.30
Hypothetical	1,000.00	1,019.90	5.09
(5% annual return before expenses)
Class R
Actual	1,000.00	1,100.40	7.91
Hypothetical	1,000.00	1,017.50	7.59
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.26%, 1.55%, 2.01%, 1.01% and 1.51% for Class A, B, C, I and R Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver. The expense ratio for Class B Shares reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

9

Van Kampen Mid Cap Growth Fund
Portfolio of Investments  ■  March 31, 2010

	Number of
Description	Shares	Value

Common Stocks 88.3%
Advertising 0.3%
Groupe Aeroplan, Inc. (Canada)	485,166	$5,087,400

Air Freight & Logistics 4.0%
C.H. Robinson Worldwide, Inc.	589,149	32,903,972
Expeditors International of Washington, Inc.	1,222,244	45,125,248

		78,029,220

Application Software 5.0%
Autodesk, Inc. (a)	1,015,470	29,875,127
Salesforce.com, Inc. (a)	894,257	66,577,434

		96,452,561

Asset Management & Custody Banks 1.5%
T. Rowe Price Group, Inc.	511,799	28,113,119

Broadcasting & Cable TV 1.1%
Discovery Communications, Inc. (a)	742,350	21,832,514

Casinos & Gaming 4.8%
Las Vegas Sands Corp. (a)	1,492,565	31,567,750
Wynn Resorts Ltd.	799,279	60,609,326

		92,177,076

Communications Equipment 0.4%
Palm, Inc. (a)	2,142,108	8,054,326

Computer Hardware 2.0%
Teradata Corp. (a)	1,338,044	38,656,091

Construction Materials 2.4%
Martin Marietta Materials, Inc.	444,912	37,172,398
Texas Industries, Inc.	278,466	9,515,183

		46,687,581

Consumer Finance 2.4%
Redecard SA (Brazil)	2,523,195	46,679,852

Department Stores 1.2%
Sears Holdings Corp. (a)	217,569	23,591,007

Distributors 2.6%
Li & Fung Ltd. (Bermuda)	10,135,939	49,868,676

Diversified Commercial & Professional Services 1.6%
Corporate Executive Board Co.	135,500	3,602,945
IHS, Inc., Class A (a)	495,889	26,515,185

		30,118,130

Diversified Metals & Mining 1.3%
Intrepid Potash, Inc. (a)	823,144	24,965,958

10
See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Portfolio of Investments  ■  March 31, 2010  continued

	Number of
Description	Shares	Value

Education Services 2.4%
New Oriental Education & Technology Group, Inc.—ADR (Cayman Islands) (a)	271,766	$23,238,711
Strayer Education, Inc.	94,558	23,026,764

		46,265,475

Environmental & Facilities Services 0.9%
Covanta Holding Corp. (a)	992,242	16,530,752

Health Care Equipment 3.8%
Gen-Probe, Inc. (a)	843,835	42,191,750
Intuitive Surgical, Inc. (a)	91,173	31,740,056

		73,931,806

Homebuilding 2.7%
Gafisa SA—ADR (Brazil)	1,639,006	22,519,942
NVR, Inc. (a)	40,833	29,665,175

		52,185,117

Hotels, Resorts & Cruise Lines 3.5%
Ctrip.com International Ltd.—ADR (Cayman Islands) (a)	1,704,426	66,813,499

Human Resource & Employment Services 0.8%
Monster Worldwide, Inc. (a)	889,402	14,772,967

Internet Retail 5.6%
Netflix, Inc. (a)	266,958	19,685,483
Priceline.com, Inc. (a)	343,803	87,669,765

		107,355,248

Internet Software & Services 10.6%
Akamai Technologies, Inc. (a)	1,392,286	43,731,703
Alibaba.com Ltd. (Cayman Islands)	15,764,900	31,715,586
Baidu, Inc.—ADR (Cayman Islands) (a)	177,184	105,778,848
Equinix, Inc. (a)	229,110	22,301,568

		203,527,705

Investment Banking & Brokerage 1.3%
Greenhill & Co., Inc.	306,587	25,167,727

Life Sciences Tools & Services 4.3%
Illumina, Inc. (a)	1,472,079	57,263,873
Techne Corp.	415,588	26,468,800

		83,732,673

Multi-Sector Holdings 0.8%
Leucadia National Corp. (a)	612,366	15,192,800

Oil & Gas Exploration & Production 6.7%
PetroHawk Energy Corp. (a)	592,045	12,006,673
Range Resources Corp.	1,008,250	47,256,677
Ultra Petroleum Corp. (Canada) (a)	1,491,697	69,557,831

		128,821,181

11
See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Portfolio of Investments  ■  March 31, 2010  continued

	Number of
Description	Shares	Value

Pharmaceuticals 1.3%
Allergan, Inc.	390,922	$25,535,025

Publishing 0.5%
Morningstar, Inc. (a)	196,662	9,457,476

Research & Consulting Services 2.4%
Verisk Analytics, Inc. (a)	1,627,425	45,893,385

Restaurants 1.7%
Starbucks Corp.	1,339,733	32,515,320

Specialized Finance 3.4%
IntercontinentalExchange, Inc. (a)	283,020	31,749,184
Moody’s Corp.	459,506	13,670,303
MSCI, Inc. (a)	544,572	19,659,049

		65,078,536

Specialty Chemicals 3.2%
Nalco Holding Co.	1,446,688	35,197,919
Rockwood Holdings, Inc. (a)	1,030,042	27,419,718

		62,617,637

Systems Software 1.0%
Rovi Corp. (a)	529,616	19,664,642

Wireless Telecommunication Services 0.8%
Millicom International Cellular SA (Luxembourg) (a)	173,399	15,458,521

Total Common Stocks 88.3%		1,700,831,003

Investment Companies 4.1%
Other Diversified Financial Services 4.1%
iShares Russell MidCap Growth Index Fund	1,222,958	59,337,922
iShares S&P MidCap 400 Growth Index Fund	233,356	19,797,923

Total Investment Companies 4.1%		79,135,845

Convertible Preferred Stocks 0.6%
Pharmaceuticals 0.6%
Ironwood Pharmaceuticals, Inc. (Acquired 09/11/08,
Cost $10,733,208) (a)(b)(c)(d)	894,434	11,171,481

Total Long-Term Investments 93.0% (Cost $1,516,425,043)		1,791,138,329

12
See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Portfolio of Investments  ■  March 31, 2010  continued

Description	Value

Repurchase Agreements 7.7%
Banc of America Securities ($25,534,035 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 03/31/10, to be sold on 04/01/10 at $25,534,042)	$25,534,035
JPMorgan Chase & Co. ($122,367,581 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 03/31/10, to be sold on 04/01/10 at $122,367,615)	122,367,581
State Street Bank & Trust Co. ($5,384 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 03/31/10, to be sold on 04/01/10 at $5,384)	5,384

Total Repurchase Agreements 7.7% (Cost $147,907,000)	147,907,000

Total Investments 100.7% (Cost $1,664,332,043)	1,939,045,329

Foreign Currency 0.0% (Cost $50,618)	50,817

Liabilities in Excess of Other Assets (0.7%)	(13,253,730)

Net Assets 100.0%	$1,925,842,416

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.

(b)	Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(c)	Security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 0.6% of net assets.

(d)	Security has been deemed illiquid.

ADR—American Depositary Receipt

13
See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Portfolio of Investments  ■  March 31, 2010  continued

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of March 31, 2010 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investment	Quoted Prices	Observable Inputs	Inputs	Total

Investments in an Asset Position
Common Stocks
Advertising	$5,087,400	$—	$—	$5,087,400
Air Freight & Logistics	78,029,220	—	—	78,029,220
Application Software	96,452,561	—	—	96,452,561
Asset Management & Custody Banks	28,113,119	—	—	28,113,119
Broadcasting & Cable TV	21,832,514	—	—	21,832,514
Casinos & Gaming	92,177,076	—	—	92,177,076
Communications Equipment	8,054,326	—	—	8,054,326
Computer Hardware	38,656,091	—	—	38,656,091
Construction Materials	46,687,581	—	—	46,687,581
Consumer Finance	46,679,852	—	—	46,679,852
Department Stores	23,591,007	—	—	23,591,007
Distributors	49,868,676	—	—	49,868,676
Diversified Commercial & Professional Services	30,118,130	—	—	30,118,130
Diversified Metals & Mining	24,965,958	—	—	24,965,958
Education Services	46,265,475	—	—	46,265,475
Environmental & Facilities Services	16,530,752	—	—	16,530,752
Health Care Equipment	73,931,806	—	—	73,931,806
Homebuilding	52,185,117	—	—	52,185,117
Hotels, Resorts & Cruise Lines	66,813,499	—	—	66,813,499
Human Resource & Employment Services	14,772,967	—	—	14,772,967
Internet Retail	107,355,248	—	—	107,355,248
Internet Software & Services	203,527,705	—	—	203,527,705
Investment Banking & Brokerage	25,167,727	—	—	25,167,727
Life Sciences Tools & Services	83,732,673	—	—	83,732,673
Multi-Sector Holdings	15,192,800	—	—	15,192,800
Oil & Gas Exploration & Production	128,821,181	—	—	128,821,181
Pharmaceuticals	25,535,025	—	—	25,535,025
Publishing	9,457,476	—	—	9,457,476

14
See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Portfolio of Investments  ■  March 31, 2010  continued

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investment	Quoted Prices	Observable Inputs	Inputs	Total

Research & Consulting Services	$45,893,385	$—	$—	$45,893,385
Restaurants	32,515,320	—	—	32,515,320
Specialized Finance	65,078,536	—	—	65,078,536
Specialty Chemicals	62,617,637	—	—	62,617,637
Systems Software	19,664,642	—	—	19,664,642
Wireless Telecommunication Services	15,458,521	—	—	15,458,521
Convertible Preferred Stocks
Pharmaceuticals	—	—	11,171,481	11,171,481
Investment Companies	79,135,845	—	—	79,135,845
Repurchase Agreements	—	147,907,000	—	147,907,000

Total Investment in an Asset Position	$1,779,966,848	$147,907,000	$11,171,481	$1,939,045,329

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Convertible
Preferred Stocks

Balance as of 3/31/2009	$10,733,208
Accrued discounts/premiums	—
Realized gain/loss	—
Change in unrealized appreciation/depreciation	438,273
Net purchases/sales	—
Net transfers in and/or out of Level 3	—

Balance as of 3/31/2010	$11,171,481

Net change in unrealized appreciation/depreciation from investment still held as of 3/31/2010	$438,273

15
See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Financial Statements

Statement of Assets and Liabilities
March 31, 2010

Assets:
Total Investments (Cost $1,664,332,043)	$1,939,045,329
Foreign Currency (Cost $50,618)	50,817
Cash	534
Receivables:
Fund Shares Sold	2,676,328
Dividends	197,921
Interest	41
Other	422,647

Total Assets	1,942,393,617

Liabilities:
Payables:
Fund Shares Repurchased	13,253,510
Investment Advisory Fee	1,129,521
Distributor and Affiliates	386,443
Trustees’ Deferred Compensation and Retirement Plans	579,833
Accrued Expenses	1,201,894

Total Liabilities	16,551,201

Net Assets	$1,925,842,416

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$2,423,248,354
Net Unrealized Appreciation	274,713,485
Accumulated Net Investment Loss	(1,950,264)
Accumulated Net Realized Loss	(770,169,159)

Net Assets	$1,925,842,416

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $1,441,285,678 and 58,473,028 shares of beneficial interest issued and outstanding)	$24.65
Maximum sales charge (5.75%* of offering price)	1.50

Maximum offering price to public	$26.15

Class B Shares:
Net asset value and offering price per share (Based on net assets of $224,558,309 and 10,353,294 shares of beneficial interest issued and outstanding)	$21.69

Class C Shares:
Net asset value and offering price per share (Based on net assets of $112,607,891 and 5,248,963 shares of beneficial interest issued and outstanding)	$21.45

Class I Shares:
Net asset value and offering price per share (Based on net assets of $143,272,972 and 5,740,254 shares of beneficial interest issued and outstanding)	$24.96

Class R Shares:
Net asset value and offering price per share (Based on net assets of $4,117,566 and 167,737 shares of beneficial interest issued and outstanding)	$24.55

*	On sales of $50,000 or more, the sales charge will be reduced.

16
See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Financial Statements  continued

Statement of Operations
For the Year Ended March 31, 2010

Investment Income:
Dividends (Net of foreign withholding taxes of $195,510)	$12,562,473
Interest	123,200

Total Income	12,685,673

Expenses:
Investment Advisory Fee	11,689,984
Distribution (12b-1) and Service Fees
Class A	3,123,814
Class B	1,105,447
Class C	989,091
Class R	4,739
Transfer Agent Fees	4,863,066
Reports to Shareholders	524,433
Accounting and Administrative Expenses	265,551
Custody	171,472
Registration Fees	136,549
Professional Fees	111,195
Trustees’ Fees and Related Expenses	81,402
Other	55,578

Total Expenses	23,122,321
Expense Reduction	1,264,857

Net Expenses	21,857,464

Net Investment Loss	$(9,171,791)

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(82,936,636)
Foreign Currency Transactions	69,228

Net Realized Loss	(82,867,408)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(644,726,665)

End of the Period:
Investments	274,713,286
Foreign Currency Translation	199

274,713,485

Net Unrealized Appreciation During the Period	919,440,150

Net Realized and Unrealized Gain	$836,572,742

Net Increase in Net Assets From Operations	$827,400,951

17
See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	March 31, 2010	March 31, 2009

From Investment Activities:
Operations:
Net Investment Loss	$(9,171,791)	$(10,287,963)
Net Realized Loss	(82,867,408)	(332,936,274)
Net Unrealized Appreciation/Depreciation During the Period	919,440,150	(613,512,671)

Change in Net Assets from Operations	827,400,951	(956,736,908)

Distributions from Net Realized Gain:
Class A Shares	-0-	(9,851,886)
Class B Shares	-0-	(2,389,638)
Class C Shares	-0-	(950,713)
Class I Shares	-0-	(969,933)
Class R Shares	-0-	(673)

	-0-	(14,162,843)

Return of Capital Distribution:
Class A Shares	-0-	(5,087)
Class B Shares	-0-	(1,234)
Class C Shares	-0-	(491)
Class I Shares	-0-	(501)
Class R Shares	-0-	-0-

	-0-	(7,313)

Total Distributions	-0-	(14,170,156)

Net Change in Net Assets from Investment Activities	827,400,951	(970,907,064)

From Capital Transactions:
Proceeds from Shares Sold *	438,495,560	1,271,916,935
Net Asset Value of Shares Issued Through Dividend Reinvestment	-0-	12,589,808
Cost of Shares Repurchased	(511,320,187)	(653,913,733)

Net Change in Net Assets from Capital Transactions	(72,824,627)	630,593,010

Total Increase/Decrease in Net Assets	754,576,324	(340,314,054)
Net Assets:
Beginning of the Period	1,171,266,092	1,511,580,146

End of the Period (Including accumulated net investment loss of $1,950,264 and $4,234,358, respectively)	$1,925,842,416	$1,171,266,092

*	For the year ended March 31, 2009, Proceeds from Shares Sold includes $784,708,104 or Proceeds from Shares Acquired through Merger. (See Note 3 in the Notes to Financial Statements).

18
See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended March 31,
Class A Shares	2010		2009		2008		2007		2006

Net Asset Value, Beginning of the Period	$14.37		$25.07		$26.68		$27.26		$21.37

Net Investment Loss (a)	(0.10)		(0.11)		(0.03)		(0.06)		(0.11)
Net Realized and Unrealized Gain/Loss	10.38		(10.43)		1.48		0.85		6.72

Total from Investment Operations	10.28		(10.54)		1.45		0.79		6.61

Less:
Distributions from Net Realized Gain	-0-		0.16		3.06		1.37		0.72
Return of Capital Distributions	-0-		0.00	(c)	-0-		-0-		-0-

Total Distributions	-0-		0.16		3.06		1.37		0.72

Net Asset Value, End of the Period	$24.65		$14.37		$25.07		$26.68		$27.26

Total Return* (b)	71.54%		–42.02%		3.87%		2.99%		31.18%
Net Assets at End of the Period (In millions)	$1,441.3		$848.8		$1,154.9		$1,025.4		$784.6
Ratio of Expenses to Average Net Assets*	1.24%		1.19%		1.21%		1.26%		1.32%
Ratio of Net Investment Loss to Average Net Assets*	(0.49%	)	(0.58%	)	(0.09%	)	(0.25%	)	(0.44%	)
Portfolio Turnover	25%		29%		60%		61%		86%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.31%		1.40%		N/A		N/A		1.32%
Ratio of Net Investment Loss to Average Net Assets	(0.56%	)	(0.79%	)	N/A		N/A		(0.44%	)

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $0.01.

N/A=Not Applicable

19
See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended March 31,
Class B Shares	2010		2009		2008		2007		2006

Net Asset Value, Beginning of the Period	$12.68		$22.24		$24.07		$24.92		$19.73

Net Investment Loss (a)	(0.13)		(0.16)		(0.16)		(0.24)		(0.27)
Net Realized and Unrealized Gain/Loss	9.14		(9.24)		1.39		0.76		6.18

Total from Investment Operations	9.01		(9.40)		1.23		0.52		5.91

Less:
Distributions from Net Realized Gain	-0-		0.16		3.06		1.37		0.72
Return of Capital Distributions	-0-		0.00	(d)	-0-		-0-		-0-

Total Distributions	-0-		0.16		3.06		1.37		0.72

Net Asset Value, End of the Period	$21.69		$12.68		$22.24		$24.07		$24.92

Total Return* (b)	71.06%	(c)	–42.24%	(c)	3.36%	(c)	2.18%		30.22%
Net Assets at End of the Period (In millions)	$224.6		$168.1		$164.0		$175.0		$178.8
Ratio of Expenses to Average Net Assets*	1.50%	(c)	1.58%	(c)	1.73%	(c)	2.02%		2.08%
Ratio of Net Investment Loss to Average Net Assets*	(0.74%	)(c)	(0.94%	)(c)	(0.60%	)(c)	(1.02%	)	(1.24%	)
Portfolio Turnover	25%		29%		60%		61%		86%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.57%	(c)	1.81%	(c)	N/A		N/A		2.08%
Ratio of Net Investment Loss to Average Net Assets	(0.81%	)(c)	(1.17%	)(c)	N/A		N/A		(1.24%	)

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See Note 5 in the Notes to Financial Statements).

(d)	Amount is less than $0.01.

N/A=Not Applicable

20
See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended March 31,
Class C Shares	2010		2009		2008		2007		2006

Net Asset Value, Beginning of the Period	$12.60		$22.19		$24.08		$24.92		$19.73

Net Investment Loss (a)	(0.23)		(0.23)		(0.22)		(0.24)		(0.27)
Net Realized and Unrealized Gain/Loss	9.08		(9.20)		1.39		0.77		6.18

Total from Investment Operations	8.85		(9.43)		1.17		0.53		5.91

Less:
Distributions from Net Realized Gain	-0-		0.16		3.06		1.37		0.72
Return of Capital Distributions	-0-		0.00	(c)	-0-		-0-		-0-

Total Distributions	-0-		0.16		3.06		1.37		0.72

Net Asset Value, End of the Period	$21.45		$12.60		$22.19		$24.08		$24.92

Total Return* (b)	70.24%		–42.47%		3.10%		2.22%		30.22%
Net Assets at End of the Period (In millions)	$112.6		$69.5		$103.3		$91.2		$77.0
Ratio of Expenses to Average Net Assets*	1.99%		1.94%		1.97%		2.02%		2.08%
Ratio of Net Investment Loss to Average Net Assets*	(1.24%	)	(1.33%	)	(0.84%	)	(1.01%	)	(1.21%	)
Portfolio Turnover	25%		29%		60%		61%		86%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.06%		2.15%		N/A		N/A		2.08%
Ratio of Net Investment Loss to Average Net Assets	(1.31%	)	(1.54%	)	N/A		N/A		(1.21%	)

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $0.01.

N/A=Not Applicable

21
See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

							August 12, 2005
							(Commencement
	Year Ended March 31,						of Operations) to
Class I Shares	2010		2009		2008	2007	March 31, 2006

Net Asset Value, Beginning of the Period	$14.52		$25.26		$26.80	$27.30	$24.01

Net Investment Income/Loss (a)	(0.05)		(0.06)		0.04	0.01	(0.08)
Net Realized and Unrealized Gain/Loss	10.49		(10.52)		1.48	0.86	4.09

Total from Investment Operations	10.44		(10.58)		1.52	0.87	4.01

Less:
Distributions from Net Realized Gain	-0-		0.16		3.06	1.37	0.72
Return of Capital Distributions	-0-		0.00	(c)	-0-	-0-	-0-

Total Distributions	-0-		0.16		3.06	1.37	0.72

Net Asset Value, End of the Period	$24.96		$14.52		$25.26	$26.80	$27.30

Total Return* (b)	71.90%		–41.86%		4.12%	3.28%	16.93% **
Net Assets at End of the Period (In millions)	$143.3		$84.7		$89.4	$10.2	$2.9
Ratio of Expenses to Average Net Assets*	0.99%		0.94%		0.98%	1.02%	1.07%
Ratio of Net Investment Income/Loss to Average Net Assets*	(0.24%	)	(0.31%	)	0.14%	0.05%	(0.48% )
Portfolio Turnover	25%		29%		60%	61%	86%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.06%		1.15%		N/A	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets	(0.31%	)	(0.52%	)	N/A	N/A	N/A

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $0.01.

**	Non-Annualized

N/A=Not Applicable

22
See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

			July 11, 2008
			(Commencement of
	Year Ended		Operations) to
Class R Shares	March 31, 2010		March 31, 2009

Net Asset Value, Beginning of the Period	$14.35		$24.15

Net Investment Loss (a)	(0.22)		(0.08)
Net Realized and Unrealized Gain/Loss	10.42		(9.56)

Total from Investment Operations	10.20		(9.64)

Less:
Distributions from Net Realized Gain	-0-		0.16
Return of Capital Distributions	-0-		-0-

Total Distributions	-0-		0.16

Net Asset Value, End of the Period	$24.55		$14.35

Total Return* (b)	71.08%		–39.89% **
Net Assets at End of the Period (In millions)	$4.1		$0.1
Ratio of Expenses to Average Net Assets*	1.49%		1.44%
Ratio of Net Investment Loss to Average Net Assets*	(0.96%	)	(0.66% )
Portfolio Turnover	25%		29%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.56%		1.76%
Ratio of Net Investment Loss to Average Net Assets	(1.03%	)	(0.98% )

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to 0.50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**	Non-Annualized

23
See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Notes to Financial Statements  ■  March 31, 2010

1. Significant Accounting Policies
Van Kampen Mid Cap Growth Fund (the “Fund”) is organized as a diversified series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek capital growth. The Fund commenced investment operations on December 27, 1995. The Fund offers Class A Shares, Class B Shares, Class C Shares, Class I Shares and Class R Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The ASC did not have a material effect on the Fund’s financial statements.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted and listed securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

24

Van Kampen Mid Cap Growth Fund
Notes to Financial Statements  ■  March 31, 2010  continued

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosure (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expense Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains

25

Van Kampen Mid Cap Growth Fund
Notes to Financial Statements  ■  March 31, 2010  continued

and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended March 31, 2010, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At March 31, 2010, the Fund had an accumulated capital loss carryforward for tax purposes of $681,488,615 which will expire according to the following schedule:

Amount	Expiration

$333,316,543	March 31, 2011
16,055,903	March 31, 2015
79,068,764	March 31, 2017
253,047,405	March 31, 2018

Some of the capital loss carryforward above will be limited by Internal Revenue Code Section 382 due to a merger with another regulated investment company.
At March 31, 2010, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$1,676,577,536

Gross tax unrealized appreciation	441,812,849
Gross tax unrealized depreciation	(179,345,056)

Net tax unrealized appreciation on investments	$262,467,793

F. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the years ended March 31, 2010 and 2009 were as follows:

	2010	2009

Distributions paid from:
Ordinary income	$-0-	$-0-
Long-term capital gain	-0-	14,162,843
Return of Capital	-0-	7,313

	$-0-	$14,170,156

26

Van Kampen Mid Cap Growth Fund
Notes to Financial Statements  ■  March 31, 2010  continued

Permanent differences, primarily due to a capital loss of $26,774,155 expired in the current year, resulted in the following reclassifications among the Fund’s components of net assets at March 31, 2010:

Accumulated	Accumulated
Net Investment Loss	Net Realized Loss	Capital

$11,455,885	$25,563,568	$(37,019,453)

As of March 31, 2010, there were no distributable earnings on a tax basis.
Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and post-October losses of $77,820,922, which are not recognized for tax purposes until the first day of the following fiscal year.

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. The unrealized gains and losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency translation on the Statement of Operations. Realized gains and losses on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of the foreign currency and the amount realized between trade date and settlement date on security transactions.

H. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through May 18, 2010, the date the financial statements were effectively issued. Management has determined that other than the event described in Note 7, there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	0.75%
Next $500 million	0.70%
Over $1 billion	0.65%

The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 1.24%, 1.50%, 1.99%, 0.99%, and 1.49% for Classes A, B, C, I and R Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the year ended

27

Van Kampen Mid Cap Growth Fund
Notes to Financial Statements  ■  March 31, 2010  continued

March 31, 2010, the adviser waived or reimbursed approximately $1,264,900 of advisory fees or other expenses.
For the year ended March 31, 2010, the Fund recognized expenses of approximately $39,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended March 31, 2010, the Fund recognized expenses of approximately $171,000 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2010, the Fund recognized expenses of approximately $1,337,100 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $414,500 are included in “Other” assets on the Statement of Assets and Liabilities at March 31, 2010. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500. Pursuant to the closing of the transaction as described in Note 7, the deferred compensation and retirement plans will be terminated and amounts owed to the trustees will be distributed.
For the year ended March 31, 2010, the Fund paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of Van Kampen, totaling $34,810.
For the year ended March 31, 2010, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund’s Class A Shares of approximately $306,600 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $250,300. Sales charges do not represent expenses of the Fund.
At March 31, 2010, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 4,017 shares of Class R.

28

Van Kampen Mid Cap Growth Fund
Notes to Financial Statements  ■  March 31, 2010  continued

3. Capital Transactions
For the years ended March 31, 2010 and 2009, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	March 31, 2010		March 31, 2009
	Shares	Value	Shares	Value

Sales:
Class A	14,947,725	$312,593,910	32,385,019	$711,932,294
Class B	1,824,324	33,202,268	11,725,844	241,610,422
Class C	899,272	16,605,729	2,742,319	55,810,256
Class I	3,418,978	72,091,980	12,334,548	262,426,901
Class R	172,025	4,001,673	6,869	137,062

Total Sales	21,262,324	$438,495,560	59,194,599	$1,271,916,935

Dividend Reinvestment:
Class A	-0-	$-0-	666,398	$9,324,791
Class B	-0-	-0-	149,719	1,850,597
Class C	-0-	-0-	67,240	827,194
Class I	-0-	-0-	41,587	587,205
Class R	-0-	-0-	1	21

Total Dividend Reinvestment	-0-	$-0-	924,945	$12,589,808

Repurchases:
Class A	(15,535,120)	$(331,355,326)	(20,051,901)	$(361,853,860)
Class B	(4,731,539)	(86,740,071)	(5,990,585)	(94,840,262)
Class C	(1,166,663)	(21,564,442)	(1,946,616)	(30,109,157)
Class I	(3,511,414)	(71,394,680)	(10,084,446)	(167,110,454)
Class R	(11,158)	(265,668)	-0-	-0-

Total Repurchases	(24,955,894)	$(511,320,187)	(38,073,548)	$(653,913,733)

On July 11, 2008, the Fund acquired all of the assets and liabilities of the Van Kampen Aggressive Growth Fund (“Aggressive Growth”) through a tax free reorganization approved by Aggressive Growth shareholders on June 11, 2008. The Fund issued 14,941,135, 9,683,597, 1,742,135, 5,888,877 and 4,016 shares of Classes A, B, C, I and R valued at $360,828,070, $207,229,070, $37,159,635, $143,394,326 and $97,003, respectively, in exchange for Aggressive Growth’s net assets. The shares of Aggressive Growth were converted into Fund shares at a ratio of 0.685 to 1, 0.697 to 1, 0.701 to 1, 0.692 to 1 and 0.683 to 1 for Classes A, B, C, I and R, respectively. Net unrealized depreciation of Aggressive Growth as of July 11, 2008 was $114,507,974. Shares issued in connection with this reorganization are included in proceeds from shares sold for the year ended March 31, 2009. Combined net assets on the day of reorganization were $2,272,024,217. Included in these net assets was a capital loss carryforward of $329,838,088, deferred compensation of $193,242, deferred pension of $83,847, and the deferral of losses related to wash sales transactions of $1,548,109.

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $390,960,888 and $593,989,553, respectively.

29

Van Kampen Mid Cap Growth Fund
Notes to Financial Statements  ■  March 31, 2010  continued

5. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $-0- and $105,400 for Class B Shares and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

6. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Subsequent Event
On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell most of its retail asset management business to Invesco Ltd. (“Invesco”). The transaction (the “Transaction”) affects the part of the asset management business that advises funds, including the Van Kampen family of funds. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in mid-2010.
Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund’s current investment advisory agreement with Van Kampen Asset Management, a subsidiary of Van Kampen Investments Inc., to terminate. In connection with the Transaction, the Fund’s Board of Trustees (the “Board”) has approved that the Fund be transitioned to the Invesco mutual fund platform by transferring the assets and liabilities of the Fund to a newly formed fund (the “Acquiring Fund”), advised by an affiliate of Invesco, that has substantially the same investment objective, principal investment strategies and risks as the Fund (the “Reorganization”). On May 11, 2010, the Reorganization was approved by the shareholders of the Fund at a special meeting of shareholders. If certain other conditions to closing of the Transaction are met, shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund. Upon completion of the proposed Reorganization, the Fund will dissolve pursuant to a plan of dissolution adopted by the Board.

8. Accounting Pronouncement
On January 21, 2010, the FASB issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value

30

Van Kampen Mid Cap Growth Fund
Notes to Financial Statements  ■  March 31, 2010  continued

measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009. However, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment to ASC 820 and the impact it will have on financial statement disclosures.

31

Van Kampen Mid Cap Growth Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Mid Cap Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Mid Cap Growth Fund (the Fund) (one of the portfolios constituting the Van Kampen Equity Trust), as of March 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Mid Cap Growth Fund of the Van Kampen Equity Trust at March 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
May 18, 2010

32

Van Kampen Mid Cap Growth Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

33

Van Kampen Mid Cap Growth Fund
Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

34

Van Kampen Mid Cap Growth Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Jerry D. Choate (71) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 1999	From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee, of Amgen Inc., a biotechnological company. Director since 1999 and member of the nominating and governance committee and compensation and executive committee, of Valero Energy Corporation, a crude oil refining and marketing company. Previously, from 2006 to 2007, Director and member of the compensation committee and audit committee, of H&R Block, a tax preparation services company.

Rod Dammeyer (69) CAC, LLC 4350 LaJolla Village Drive Suite 320 San Diego, CA 92122-1249	Trustee	Trustee since 2003	President of CAC, LLC, a private company offering capital investment and management advisory services. Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

35

Van Kampen Mid Cap Growth Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Linda Hutton Heagy (61) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 1995	Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations, Vice President of Northern Trust Company and an Associate at Price Waterhouse.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

36

Van Kampen Mid Cap Growth Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

R. Craig Kennedy (58) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 1995	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

37

Van Kampen Mid Cap Growth Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Howard J Kerr (74) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Retired. Previous member of the City Council and Mayor of Lake Forest, Illinois from 1988 through 2002. Previous business experience from 1981 through 1996 includes President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company, President and Chief Executive Officer of Grabill Aerospace, and President of Custom Technologies Corporation. United States Naval Officer from 1960 through 1981, with responsibilities including Commanding Officer of United States Navy destroyers and Commander of United States Navy Destroyer Squadron Thirty-Three, White House experience in 1973 through 1975 as military aide to Vice Presidents Agnew and Ford and Naval Aid to President Ford, and Military Fellow on the Council of Foreign Relations in 1978-through 1979.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

38

Van Kampen Mid Cap Growth Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Jack E. Nelson (74) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 1995	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (69) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

39

Van Kampen Mid Cap Growth Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (68) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 1999	Chief Communications Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council from 1989 to 1993. Prior to 1980, experience includes Partner of Coopers & Lybrand (from 1980 to 1989), Associate Director of the US Office of Management and Budget (from 1977 to 1980) and Program Director of the Urban Institute (from 1975 to 1977).	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Independent Director and audit committee chairperson of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Independent Director and member of audit and governance committees of Fluor Corp., a global engineering, construction and management company, since January 2004. Director of Intelligent Medical Devices, Inc., a private company which develops symptom-based diagnostic tools for viral respiratory infections. Advisory Board member of ExactCost LLC, a private company providing activity-based costing for hospitals, laboratories, clinics, and physicians, since 2008. Chairperson of the Board of Trustees of the Institute for Defense Analyses, a federally funded research and development center, since 2000. Trustee from 1992 to 2000 and 2002 to present, current chairperson of the finance committee, current member of the audit committee, strategic growth committee and executive committee, and former Chairperson of the Board of Trustees (from 1997 to 1999), of the German Marshall Fund of the United States, a public foundation. Lead Independent Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; Trustee since 2004. Chairperson of the Board of Trustees of the Colorado College; Trustee since 1995. Trustee of California Institute of Technology. Previously, Independent Director and member of audit committee and governance committee of Neurogen Corporation from 1998 to 2006; and Independent Director of Arbros Communications from 2000 to 2002.

40

Van Kampen Mid Cap Growth Fund
Trustees and Officers continued
Interested Trustees:*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Interested Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Wayne W. Whalen* (70) 155 North Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1995	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

41

Van Kampen Mid Cap Growth Fund
Trustees and Officers  continued

Officers
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Edward C. Wood III (54) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.
Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex. Secretary of Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp.

42

Van Kampen Mid Cap Growth Fund
Trustees and Officers continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

John L. Sullivan (54) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1996	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (48) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

43

Your Notes

Your Notes

Van Kampen Mid Cap Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen Mid Cap Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Mid Cap Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

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Van Kampen Mid Cap Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

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An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2010 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

86, 186, 286, 602
GFANN 05/10
IU10-02012P-Y03/10

ANNUAL REPORT

March 31, 2010

MUTUAL FUNDS Van Kampen Small Cap Growth Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Small Cap Growth Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of March 31, 2010.

This material must be preceded or accompanied by a fund prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 3/31/10 (Unaudited)

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the Russell 2000® Growth Index from 11/30/00 (first month-end after inception) through 3/31/10. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares		I Shares
	since 11/27/00		since 11/27/00		since 11/27/00		since 2/2/06
		w/max		w/max		w/max
	w/o	5.75%	w/o	5.00%	w/o	1.00%	w/o
Average Annual	sales	sales	sales	sales	sales	sales	sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	0.23%	–0.40%	–0.38%	–0.38%	–0.50%	–0.50%	0.80%

5-year	5.08	3.83	4.46	4.21	4.30	4.30	—

1-year	38.82	30.88	38.71	33.71	37.69	36.69	39.20

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent per year of the fund’s average daily net assets for Class A shares and up to 1.00 percent per year of the fund’s average daily net assets for Class B and C shares. The since inception returns for Class B shares reflect their conversion into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1,000,000, (ii) tax-exempt retirement plans with assets of at least $1,000,000 (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1,000,000, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund’s returns would have been lower. Periods less than one year are not annualized.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report
For the 12-month period ended March 31, 2010

Market Conditions

Performance in the 12-month period ended March 31, 2010 encompassed a dramatic, sustained upturn in the market following the prior 12-month period’s precipitous declines. As we noted in our September 30, 2009 semi-annual report, lower quality companies (characterized by low returns on equity, high financial and operating leverage) materially led the way higher, particularly through the first half of the recovery. In light of the Fund’s general avoidance of lower quality, less liquid investments, the Fund’s positioning was a relative headwind during that period. However, with this low-quality trend maturing in the past two calendar quarters, relative performance in the Fund has become more constructive.

Despite increased conviction that the financial crisis has abated and that the economy is beginning its near-term recovery, the slope and duration of recovery now emerges as a major and complex question mark, particularly considering that valuations and earnings expectations have expanded. On the back of aggressive cost cutting efforts in the past year, small-cap companies produced generally better-than-expected earnings reports throughout the year. More encouraging, however, is that in the most recent fourth quarter reporting season we witnessed generally better-than-expected revenues than was the case in the second and third calendar quarters of 2009.

Analysts’ earnings expectations for 2010 now call for 59 percent earnings growth for small-cap growth companies, to levels slightly higher than the peak earnings of 2006-2007. Although the productivity initiatives from companies have been dramatic and inventory levels sit at much leaner levels, we believe such an outcome would require above-trend global gross domestic product (GDP) growth. We believe such a scenario would require continued strength in emerging market economies combined with continued accommodative monetary and fiscal policies, until the underlying real domestic economy can reassert itself. The hope is that with improving general business profitability, lean inventories, and upticks in producer manufacturing indices, companies will begin to hire employees to keep up with production and a recovering economy. One positive signal on this front is that temporary employment surveys as well as the most recent U.S. household employment measures are beginning to show strength, which we believe forebodes an improving employment picture. With this as a backdrop, we remain focused on our discipline of investing in quality companies with attractive growth attributes, which we believe should produce outperformance over time.

Performance Analysis

All share classes of Van Kampen Small Cap Growth Fund underperformed the Russell 2000® Growth Index (the “Index”) for the 12 months ended March 31, 2010, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended March 31, 2010

				Russell 2000®
Class A	Class B	Class C	Class I	Growth Index

38.82%	38.71%	37.69%	39.20%	60.32%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

For the 12-month period, small-cap growth stocks in general underperformed their mid-cap counterparts. One anomaly during this strong recovery was the outperformance of mid-cap stocks relative to small- and large-cap stocks, which some strategists attribute to generally lower quality balance sheets in the mid-cap index compared to small- and large-cap indices, combined with mid caps’ deeply discounted valuations at the market trough in early March 2009. Small-cap stocks did outperform their large-cap peers during the period, likely for the same reasons that mid-caps outperformed.

Although the Fund’s absolute performance for the year was strong, relative performance was disappointing across sectors.

In conjunction with the average cash balance in the Fund, for the 12-month reporting period, the consumer discretionary, health care, and industrials sectors detracted most from relative performance. The Fund’s average allocations to all three of these sectors were below the Index allocations, which was unfavorable to returns in the consumer discretionary sector but beneficial in the health care and industrials sectors. Stock selection in these three sectors proved most detrimental to performance. We believe this relative underperformance was primarily a function of our gravitation toward higher return on equity, less leveraged entities—something that proved to be disadvantageous given the relative strength exhibited by lower quality companies, particularly in the first half of the period. In particular:

•	In the consumer discretionary sector, stock selection and an underweight allocation in the specialty retail industry turned out to be the most meaningful detractor from results.

•	In industrials, stock selection combined with a lower relative weighting in the machinery and airlines industries negatively affected performance.

•	Meanwhile, in health care, stock selection in health care provider and services industries resulted in downside versus the Index.

Although still a relative detractor versus the Index, positioning in the energy and information technology sectors was the strongest for the Fund on an asset-weighted basis relative to the other sectors. Although stock selection was a minor headwind in both respective sectors, positioning allowed the Fund’s performance to track the Index’s in these categories.

•	The Fund’s average allocation to the energy sector was higher than that of the Index. Absolute performance in the energy sector trailed only the consumer discretionary and materials sectors during the period. Despite challenging supply-demand dynamics, the sector was bolstered by increased confidence in the economic recovery and strong appetite from China, combined with a period of decline in the U.S. dollar, which provided support to dollar-denominated commodities such as oil.

•	In information technology, an overweight position and strong selection in the internet software and services industry contributed to performance.

For the period, information technology represented the largest sector weight in the Fund, followed by health care and consumer discretionary. The Fund had the largest underweight position versus the Index in the industrial and health care sectors and the largest overweight positions were in the energy and materials sectors.

Market Outlook

Although we contemplated that our strategy of looking for underappreciated growth companies with sound balance sheets and strong cash flows would likely lag in the short term in such a scenario as took place from March through September 2009, when lower quality companies led the way higher materially, we were particularly disappointed by the magnitude of the Fund’s underperformance for most of this fiscal year. However, with the “low quality” market rally having matured, we expect and are beginning to see that stock selection will become increasingly important and are confident that our discipline will produce outperformance in the long run. We therefore remain focused on executing our strategy in an investing and economic environment that remains challenging and volatile, though clearly improving.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Top 10 Holdings as of 3/31/10 (Unaudited)

GSI Commerce, Inc.	1.1%
Sirona Dental Systems, Inc.	1.0
Syniverse Holdings, Inc.	1.0
Emergency Medical Services Corp., Class A	1.0
Towers Watson & Co., Class A	1.0
Children’s Place Retail Stores, Inc.	1.0
Aspen Insurance Holdings Ltd.	1.0
Warnaco Group, Inc.	1.0
QLogic Corp.	0.9
Solera Holdings, Inc.	0.9

Summary of Investments by Industry Classification as of 3/31/10 (Unaudited)

Application Software	8.1%
Internet Software & Services	4.1
Health Care Equipment	3.8
Health Care Services	3.5
Communications Equipment	3.2
Oil & Gas Equipment & Services	2.9
Systems Software	2.8
Aerospace & Defense	2.4
Apparel Retail	2.4
Computer Storage & Peripherals	2.3
Apparel, Accessories & Luxury Goods	2.2
Environmental & Facilities Services	2.1
Semiconductors	2.1
Electrical Components & Equipment	2.1
Property & Casualty Insurance	1.9
Wireless Telecommunication Services	1.8
Internet Retail	1.7
General Merchandise Stores	1.6
Electronic Equipment Manufacturers	1.6
Health Care Technology	1.5
IT Consulting & Other Services	1.5
Life Sciences Tools & Services	1.5
Health Care Supplies	1.4
Pharmaceuticals	1.4
Auto Parts & Equipment	1.3
Electronic Manufacturing Services	1.3
Paper Packaging	1.3
Biotechnology	1.2
Construction & Engineering	1.2
Packaged Foods & Meats	1.2
Oil & Gas Exploration & Production	1.1
Data Processing & Outsourced Services	1.0
Regional Banks	1.0
Computer & Electronics Retail	0.9
Healthcare	0.9
Distributors	0.9
Restaurants	0.9
Oil & Gas Refining & Marketing	0.9
Health Care Distributors	0.9
Metal & Glass Containers	0.9
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Summary of Investments by Industry Classification as of 3/31/10 (Unaudited)
(continued from previous page)

Asset Management & Custody Banks	0.8%
Semiconductor Equipment	0.8
Investment Banking & Brokerage	0.8
Fertilizers & Agricultural Chemicals	0.8
Reinsurance	0.8
Building Products	0.8
Footwear	0.8
Electric Utilities	0.8
Industrial Machinery	0.8
Health Care Facilities	0.8
Diversified Chemicals	0.8
Specialty Stores	0.8
Trucking	0.7
Casinos & Gaming	0.7
Marine Ports & Services	0.7
Food Distributors	0.7
Catalog Retail	0.6
Specialty Chemicals	0.6
Automotive Retail	0.6
Marine	0.6
Homebuilding	0.6
Broadcasting & Cable TV	0.6
Advertising	0.6
Soft Drinks	0.5
Paper Products	0.5
Household Products	0.4

Total Long-Term Investments	94.8
Total Repurchase Agreements	5.3

Total Investments	100.1
Liabilities in Excess of Other Assets	(0.1)

Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of total net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/09 - 3/31/10.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	10/1/09	3/31/10	10/1/09-3/31/10

Class A
Actual	$1,000.00	$1,134.43	$7.40
Hypothetical	1,000.00	1,018.00	6.99
(5% annual return before expenses)

Class B
Actual	1,000.00	1,135.85	7.72
Hypothetical	1,000.00	1,017.70	7.29
(5% annual return before expenses)

Class C
Actual	1,000.00	1,130.05	11.36
Hypothetical	1,000.00	1,014.26	10.75
(5% annual return before expenses)

Class I
Actual	1,000.00	1,136.68	6.07
Hypothetical	1,000.00	1,019.25	5.74
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.39%, 1.45%, 2.14% and 1.14% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Class B expense ratio reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

Van Kampen Small Cap Growth Fund
Portfolio of Investments  ■  March 31, 2010

	Number of
Description	Shares	Value

Common Stocks 94.8%
Advertising 0.6%
National CineMedia, Inc.	354,700	$6,122,122

Aerospace & Defense 2.4%
Esterline Technologies Corp. (a)	168,200	8,314,126
Stanley, Inc. (a)	295,970	8,372,991
TransDigm Group, Inc.	185,400	9,833,616

		26,520,733

Apparel, Accessories & Luxury Goods 2.2%
G-III Apparel Group Ltd. (a)	219,900	6,060,444
Maidenform Brands, Inc. (a)	345,700	7,553,545
Warnaco Group, Inc. (a)	220,000	10,496,200

		24,110,189

Apparel Retail 2.4%
Children’s Place Retail Stores, Inc. (a)	245,200	10,923,660
Foot Locker, Inc.	477,200	7,177,088
Gymboree Corp. (a)	155,400	8,023,302

		26,124,050

Application Software 8.1%
Blackboard, Inc. (a)	223,100	9,294,346
Bottomline Technologies, Inc. (a)	560,500	9,433,215
Informatica Corp. (a)	300,700	8,076,802
Net 1 UEPS Technologies, Inc. (a)	429,800	7,904,022
Netscout Systems, Inc. (a)	382,200	5,652,738
Nuance Communications, Inc. (a)	590,100	9,819,264
SFN Group, Inc. (a)	784,000	6,279,840
Solera Holdings, Inc.	264,700	10,230,655
SS&C Technologies Holdings, Inc. (a)	215,900	3,255,772
TIBCO Software, Inc. (a)	811,100	8,751,769
Towers Watson & Co., Class A	230,000	10,925,000

		89,623,423

Asset Management & Custody Banks 0.8%
Affiliated Managers Group, Inc. (a)	117,254	9,263,066

Auto Parts & Equipment 1.3%
TRW Automotive Holdings Corp. (a)	294,100	8,405,378
WABCO Holdings, Inc. (a)	206,400	6,175,488

		14,580,866

Automotive Retail 0.6%
Asbury Automotive Group, Inc. (a)	521,300	6,933,290

Biotechnology 1.2%
Human Genome Sciences, Inc. (a)	190,100	5,741,020
Incyte Corp. Ltd. (a)	520,900	7,271,764

		13,012,784

See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Portfolio of Investments  ■  March 31, 2010  continued

	Number of
Description	Shares	Value

Broadcasting & Cable TV 0.6%
TiVo, Inc. (a)	372,300	$6,373,776

Building Products 0.8%
Owens Corning (a)	347,200	8,832,768

Casinos & Gaming 0.7%
Bally Technologies, Inc. (a)	184,300	7,471,522

Catalog Retail 0.6%
PetMed Express, Inc.	321,400	7,125,438

Communications Equipment 3.2%
Arris Group, Inc. (a)	803,700	9,652,437
DG FastChannel, Inc. (a)	241,700	7,722,315
F5 Networks, Inc. (a)	157,500	9,687,825
Tellabs, Inc.	1,156,400	8,753,948

		35,816,525

Computer & Electronics Retail 0.9%
RadioShack Corp.	448,600	10,151,818

Computer Storage & Peripherals 2.3%
Intermec, Inc. (a)	425,200	6,029,336
Netezza Corp. (a)	694,700	8,885,213
QLogic Corp. (a)	511,800	10,389,540

		25,304,089

Construction & Engineering 1.2%
Dycom Industries, Inc. (a)	612,900	5,375,133
Orion Marine Group, Inc. (a)	417,800	7,541,290

		12,916,423

Data Processing & Outsourced Services 1.0%
CyberSource Corp. (a)	319,200	5,630,688
Global Cash Access Holdings, Inc. (a)	707,200	5,777,824

		11,408,512

Distributors 0.9%
LKQ Corp. (a)	487,300	9,892,190

Diversified Chemicals 0.8%
Solutia, Inc. (a)	524,800	8,454,528

Electric Utilities 0.8%
ITC Holdings Corp.	158,600	8,723,000

See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Portfolio of Investments  ■  March 31, 2010  continued

	Number of
Description	Shares	Value

Electrical Components & Equipment 2.1%
Acuity Brands, Inc.	173,500	$7,323,435
EnerSys (a)	356,100	8,781,426
Fushi Copperweld, Inc. (a)	611,100	6,856,542

		22,961,403

Electronic Equipment Manufacturers 1.6%
Cogent, Inc. (a)	858,718	8,758,924
Vishay Intertechnology, Inc. (a)	885,400	9,057,642

		17,816,566

Electronic Manufacturing Services 1.3%
Multi-Fineline Electronix, Inc. (a)	282,900	7,287,504
Plexus Corp. (a)	197,900	7,130,337

		14,417,841

Environmental & Facilities Services 2.1%
Clean Harbors, Inc. (a)	86,500	4,805,940
IESI-BFC Ltd. (Canada)	533,000	9,140,950
Waste Connections, Inc. (a)	274,100	9,308,436

		23,255,326

Fertilizers & Agricultural Chemicals 0.8%
Scotts Miracle-Gro Co., Class A	192,600	8,927,010

Food Distributors 0.7%
Andersons, Inc.	218,500	7,315,380

Footwear 0.8%
Steven Madden Ltd. (a)	180,500	8,808,400

General Merchandise Stores 1.6%
Big Lots, Inc. (a)	269,500	9,815,190
Dollar Tree, Inc. (a)	137,900	8,166,438

		17,981,628

Health Care Distributors 0.9%
PSS World Medical, Inc. (a)	406,570	9,558,461

Health Care Equipment 3.8%
EV3, Inc. (a)	340,900	5,406,674
Insulet Corp. (a)	281,800	4,252,362
NuVasive, Inc. (a)	194,800	8,804,960
Sirona Dental Systems, Inc. (a)	299,600	11,393,788
Thoratec Corp. (a)	116,400	3,893,580
Volcano Corp. (a)	347,900	8,405,264

		42,156,628

Health Care Facilities 0.8%
Health Management Associates, Inc., Class A (a)	986,200	8,481,320

See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Portfolio of Investments  ■  March 31, 2010  continued

	Number of
Description	Shares	Value

Health Care Services 3.5%
Amedisys, Inc. (a)	96,500	$5,328,730
Emergency Medical Services Corp., Class A (a)	198,600	11,230,830
Genoptix, Inc. (a)	168,300	5,972,967
Gentiva Health Services, Inc. (a)	306,600	8,670,648
HMS Holdings Corp. (a)	134,400	6,853,056

		38,056,231

Health Care Supplies 1.4%
Cooper Cos., Inc.	142,400	5,536,512
Haemonetics Corp. (a)	174,900	9,995,535

		15,532,047

Health Care Technology 1.5%
MedAssets, Inc. (a)	383,600	8,055,600
SXC Health Solutions Corp. (Canada) (a)	134,200	9,028,976

		17,084,576

Healthcare 0.9%
Brookdale Senior Living, Inc. (a)	475,400	9,902,582

Homebuilding 0.6%
Meritage Homes Corp. (a)	310,100	6,512,100

Household Products 0.4%
Central Garden & Pet Co., Class A (a)	470,900	4,313,444

Industrial Machinery 0.8%
Chart Industries, Inc. (a)	433,500	8,670,000

Internet Retail 1.7%
GSI Commerce, Inc. (a)	433,400	11,992,178
Shutterfly, Inc. (a)	297,000	7,154,730

		19,146,908

Internet Software & Services 4.1%
Equinix, Inc. (a)	64,600	6,288,164
Infospace, Inc. (a)	357,700	3,952,585
Open Text Corp. (Canada) (a)	197,600	9,380,072
Rackspace Hosting, Inc. (a)	450,700	8,441,611
VistaPrint NV (Netherlands) (a)	129,800	7,431,050
Websense, Inc. (a)	414,300	9,433,611

		44,927,093

Investment Banking & Brokerage 0.8%
Stifel Financial Corp. (a)	166,100	8,927,875

IT Consulting & Other Services 1.5%
Lender Processing Services, Inc.	198,300	7,485,825
Sapient Corp.	958,100	8,757,034

		16,242,859

See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Portfolio of Investments  ■  March 31, 2010  continued

	Number of
Description	Shares	Value

Life Sciences Tools & Services 1.5%
Bruker Corp. (a)	436,400	$6,393,260
Parexel International Corp. (a)	413,900	9,648,009

		16,041,269

Marine 0.6%
Kirby Corp. (a)	177,600	6,775,440

Marine Ports & Services 0.7%
Aegean Marine Petroleum Network, Inc. (Marshall Islands)	263,200	7,469,616

Metal & Glass Containers 0.9%
Greif, Inc., Class A	173,300	9,517,636

Oil & Gas Equipment & Services 2.9%
Complete Production Services, Inc. (a)	710,400	8,205,120
Core Laboratories NV (Netherlands)	72,900	9,535,320
Oil States International, Inc. (a)	211,200	9,575,808
Willbros Group, Inc. (a)	354,900	4,262,349

		31,578,597

Oil & Gas Exploration & Production 1.1%
Brigham Exploration Co. (a)	240,200	3,831,190
Whiting Petroleum Corp. (a)	103,648	8,378,904

		12,210,094

Oil & Gas Refining & Marketing 0.9%
World Fuel Services Corp.	364,600	9,712,944

Packaged Foods & Meats 1.2%
Chiquita Brands International, Inc. (a)	443,217	6,971,803
Diamond Foods, Inc.	140,401	5,902,458

		12,874,261

Paper Packaging 1.3%
Packaging Corp. of America	216,400	5,325,604
Rock-Tenn Co., Class A	186,700	8,507,919

		13,833,523

Paper Products 0.5%
Domtar Corp. (a)	83,600	5,384,676

Pharmaceuticals 1.4%
Impax Laboratories, Inc. (a)	380,500	6,803,340
MAP Pharmaceuticals, Inc. (a)	247,000	3,924,830
Salix Pharmaceuticals Ltd. (a)	128,600	4,790,350

		15,518,520

Property & Casualty Insurance 1.9%
Aspen Insurance Holdings Ltd. (Bermuda)	378,400	10,913,056
ProAssurance Corp. (a)	174,400	10,209,376

		21,122,432

See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Portfolio of Investments  ■  March 31, 2010  continued

	Number of
Description	Shares	Value

Regional Banks 1.0%
First Horizon National Corp. (a)	78,532	$1,103,370
SVB Financial Group (a)	218,100	10,176,546

		11,279,916

Reinsurance 0.8%
Endurance Specialty Holdings Ltd. (Bermuda)	238,400	8,856,560

Restaurants 0.9%
BJ’s Restaurants, Inc. (a)	161,600	3,765,280
Jack in the Box, Inc. (a)	259,100	6,101,805

		9,867,085

Semiconductor Equipment 0.8%
Veeco Instruments, Inc. (a)	207,100	9,008,850

Semiconductors 2.1%
ARM Holdings PLC—ADR (United Kingdom)	512,400	5,477,556
Atheros Communications (a)	213,400	8,260,714
Microsemi Corp. (a)	539,000	9,346,260

		23,084,530

Soft Drinks 0.5%
Hansen Natural Corp. (a)	139,000	6,029,820

Specialty Chemicals 0.6%
Cytec Industries, Inc.	150,400	7,029,696

Specialty Stores 0.8%
Tractor Supply Co.	142,800	8,289,540

Systems Software 2.8%
CommVault Systems, Inc. (a)	376,300	8,034,005
MICROS Systems, Inc. (a)	200,700	6,599,016
Rovi Corp. (a)	183,700	6,820,781
Sybase, Inc. (a)	208,500	9,720,270

		31,174,072

Trucking 0.7%
Landstar System, Inc.	190,100	7,980,398

Wireless Telecommunication Services 1.8%
SBA Communications Corp., Class A (a)	249,700	9,006,679
Syniverse Holdings, Inc. (a)	582,000	11,331,540

		20,338,219

Total Long-Term Investments 94.8% (Cost $873,680,589)		1,044,734,484

See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Portfolio of Investments  ■  March 31, 2010  continued

Description	Value

Repurchase Agreements 5.3%
Banc of America Securities ($10,184,818 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 03/31/10, to be sold on 04/01/10 at $10,184,821)	$10,184,818
JPMorgan Chase & Co. ($48,809,034 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 03/31/10, to be sold on 04/01/10 at $48,809,048)	48,809,034
State Street Bank & Trust Co. ($2,148 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 03/31/10, to be sold on 04/01/10 at $2,148)	2,148

Total Repurchase Agreements 5.3% (Cost $58,996,000)	58,996,000

Total Investments 100.1% (Cost $932,676,589)	1,103,730,484

Liabilities in Excess of Other Assets (0.1%)	(1,467,712)

Net Assets 100.0%	$1,102,262,772

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.

ADR—American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of March 31, 2010 in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs	Total

Investments in an Asset Position:
Common Stocks
Advertising	$6,122,122	$—	$—	$6,122,122
Aerospace & Defense	26,520,733	—	—	26,520,733
Apparel Retail	26,124,050	—	—	26,124,050
Apparel, Accessories & Luxury Goods	24,110,189	—	—	24,110,189
Application Software	89,623,423	—	—	89,623,423

See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Portfolio of Investments  ■  March 31, 2010  continued

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs	Total

Asset Management & Custody Banks	$9,263,066	$—	$—	$9,263,066
Auto Parts & Equipment	14,580,866	—	—	14,580,866
Automotive Retail	6,933,290	—	—	6,933,290
Biotechnology	13,012,784	—	—	13,012,784
Broadcasting & Cable TV	6,373,776	—	—	6,373,776
Building Products	8,832,768	—	—	8,832,768
Casinos & Gaming	7,471,522	—	—	7,471,522
Catalog Retail	7,125,438	—	—	7,125,438
Communications Equipment	35,816,525	—	—	35,816,525
Computer & Electronics Retail	10,151,818	—	—	10,151,818
Computer Storage & Peripherals	25,304,089	—	—	25,304,089
Construction & Engineering	12,916,423	—	—	12,916,423
Data Processing & Outsourced Services	11,408,512	—	—	11,408,512
Distributors	9,892,190	—	—	9,892,190
Diversified Chemicals	8,454,528	—	—	8,454,528
Electric Utilities	8,723,000	—	—	8,723,000
Electrical Components & Equipment	22,961,403	—	—	22,961,403
Electronic Equipment Manufacturers	17,816,566	—	—	17,816,566
Electronic Manufacturing Services	14,417,841	—	—	14,417,841
Environmental & Facilities Services	23,255,326	—	—	23,255,326
Fertilizers & Agricultural Chemicals	8,927,010	—	—	8,927,010
Food Distributors	7,315,380	—	—	7,315,380
Footwear	8,808,400	—	—	8,808,400
General Merchandise Stores	17,981,628	—	—	17,981,628
Health Care Distributors	9,558,461	—	—	9,558,461
Health Care Equipment	42,156,628	—	—	42,156,628
Health Care Facilities	8,481,320	—	—	8,481,320
Health Care Services	38,056,231	—	—	38,056,231
Health Care Supplies	15,532,047	—	—	15,532,047
Health Care Technology	17,084,576	—	—	17,084,576
Healthcare	9,902,582	—	—	9,902,582
Homebuilding	6,512,100	—	—	6,512,100
Household Products	4,313,444	—	—	4,313,444
Industrial Machinery	8,670,000	—	—	8,670,000
Internet Retail	19,146,908	—	—	19,146,908
Internet Software & Services	44,927,093	—	—	44,927,093
Investment Banking & Brokerage	8,927,875	—	—	8,927,875
IT Consulting & Other Services	16,242,859	—	—	16,242,859
Life Sciences Tools & Services	16,041,269	—	—	16,041,269
Marine Ports & Services	7,469,616	—	—	7,469,616
Marine	6,775,440	—	—	6,775,440

See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Portfolio of Investments  ■  March 31, 2010  continued

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs	Total

Metal & Glass Containers	$9,517,636	$—	$—	$9,517,636
Oil & Gas Equipment & Services	31,578,597	—	—	31,578,597
Oil & Gas Exploration & Production	12,210,094	—	—	12,210,094
Oil & Gas Refining & Marketing	9,712,944	—	—	9,712,944
Packaged Foods & Meats	12,874,261	—	—	12,874,261
Paper Packaging	13,833,523	—	—	13,833,523
Paper Products	5,384,676	—	—	5,384,676
Pharmaceuticals	15,518,520	—	—	15,518,520
Property & Casualty Insurance	21,122,432	—	—	21,122,432
Regional Banks	11,279,916	—	—	11,279,916
Reinsurance	8,856,560	—	—	8,856,560
Restaurants	9,867,085	—	—	9,867,085
Semiconductor Equipment	9,008,850	—	—	9,008,850
Semiconductors	23,084,530	—	—	23,084,530
Soft Drinks	6,029,820.00	—	—	6,029,820
Specialty Chemicals	7,029,696	—	—	7,029,696
Specialty Stores	8,289,540	—	—	8,289,540
Systems Software	31,174,072	—	—	31,174,072
Trucking	7,980,398	—	—	7,980,398
Wireless Telecommunication Services	20,338,219	—	—	20,338,219
Repurchase Agreements	—	58,996,000	—	58,996,000

Total Investments in an Asset Position	$1,044,734,484	$58,996,000	$—	$1,103,730,484

See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Financial Statements

Statement of Assets and Liabilities
March 31, 2010

Assets:
Total Investments (Cost $932,676,589)	$1,103,730,484
Cash	404
Receivables:
Investments Sold	7,219,636
Fund Shares Sold	3,808,298
Dividends	265,493
Interest	12,100
Other	90,226

Total Assets	1,115,126,641

Liabilities:
Payables:
Investments Purchased	9,564,812
Fund Shares Repurchased	1,683,681
Investment Advisory Fee	708,632
Distributor and Affiliates	254,356
Trustees’ Deferred Compensation and Retirement Plans	192,946
Accrued Expenses	459,442

Total Liabilities	12,863,869

Net Assets	$1,102,262,772

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$1,039,175,624
Net Unrealized Appreciation	171,054,209
Accumulated Net Investment Loss	(231,253)
Accumulated Net Realized Loss	(107,735,808)

Net Assets	$1,102,262,772

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $748,997,602 and 77,832,715 shares of beneficial interest issued and outstanding)	$9.62
Maximum sales charge (5.75%* of offering price)	0.59

Maximum offering price to public	$10.21

Class B Shares:
Net asset value and offering price per share (Based on net assets of $23,168,942 and 2,566,820 shares of beneficial interest issued and outstanding)	$9.03

Class C Shares:
Net asset value and offering price per share (Based on net assets of $62,523,326 and 6,984,769 shares of beneficial interest issued and outstanding)	$8.95

Class I Shares:
Net asset value and offering price per share (Based on net assets of $267,572,902 and 27,490,027 shares of beneficial interest issued and outstanding)	$9.73

*	On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Financial Statements  continued

Statement of Operations
For the Year Ended March 31, 2010

Investment Income:
Dividends (Net of foreign withholding taxes of $20,253)	$2,950,004
Interest	74,180

Total Income	3,024,184

Expenses:
Investment Advisory Fee	6,682,320
Transfer Agent Fees	2,315,887
Distribution (12b-1) and Service Fees
Class A	1,499,245
Class B	89,937
Class C	527,974
Reports to Shareholders	213,220
Accounting and Administrative Expenses	146,651
Registration Fees	133,762
Professional Fees	88,654
Trustees’ Fees and Related Expenses	59,711
Custody	59,222
Other	33,289

Total Expenses	11,849,872
Less Credits Earned on Cash Balances	236

Net Expenses	11,849,636

Net Investment Loss	$(8,825,452)

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$92,179,760
Foreign Currency Transactions	(7,841)

Net Realized Gain	92,171,919

Unrealized Appreciation/Depreciation:
Beginning of the Period	(21,116,616)

End of the Period:
Investments	171,053,895
Foreign Currency Translation	314

171,054,209

Net Unrealized Appreciation During the Period	192,170,825

Net Realized and Unrealized Gain	$284,342,744

Net Increase in Net Assets From Operations	$275,517,292

See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	March 31, 2010	March 31, 2009

From Investment Activities:
Operations:
Net Investment Loss	$(8,825,452)	$(5,872,970)
Net Realized Gain/Loss	92,171,919	(177,125,868)
Net Unrealized Appreciation/Depreciation During the Period	192,170,825	(37,881,539)

Net Change in Net Assets from Investment Activities	275,517,292	(220,880,377)

From Capital Transactions:
Proceeds from Shares Sold	573,901,702	512,494,540
Cost of Shares Repurchased	(302,469,679)	(220,016,772)

Net Change in Net Assets from Capital Transactions	271,432,023	292,477,768

Total Increase in Net Assets	546,949,315	71,597,391
Net Assets:
Beginning of the Period	555,313,457	483,716,066

End of the Period (Including accumulated net investment loss of $231,253 and $139,440, respectively)	$1,102,262,772	$555,313,457

See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended March 31,
Class A Shares	2010		2009	2008		2007	2006

Net Asset Value, Beginning of the Period	$6.93		$10.15	$10.70		$10.80	$7.98

Net Investment Loss (a)	(0.09)		(0.09)	(0.10)		(0.09)	(0.10)
Net Realized and Unrealized Gain/Loss	2.78		(3.13)	0.29		(0.01)	2.92

Total from Investment Operations	2.69		(3.22)	0.19		(0.10)	2.82
Less Distributions from Net Realized Gain	-0-		-0-	0.74		-0-	-0-

Net Asset Value, End of the Period	$9.62		$6.93	$10.15		$10.70	$10.80

Total Return* (b)	38.82%		–31.72%	0.79%		–0.83%	35.21%
Net Assets at End of the Period (In millions)	$749.0		$402.6	$317.6		$226.6	$146.9
Ratio of Expenses to Average Net Assets* (c)	1.39%		1.40%	1.38%		1.47%	1.61%
Ratio of Net Investment Loss to Average Net Assets*	(1.04%	)	(1.00% )	(0.92%	)	(0.92% )	(1.06%	)
Portfolio Turnover	234%		219%	194%		321%	277%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	N/A		N/A	N/A		N/A	1.63%
Ratio of Net Investment Loss to Average Net Assets	N/A		N/A	N/A		N/A	(1.09%	)

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% for the year ended March 31, 2006.

N/A = Not Applicable

See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended March 31,
Class B Shares	2010		2009		2008		2007	2006

Net Asset Value, Beginning of the Period	$6.51		$9.59		$10.22		$10.39	$7.74

Net Investment Loss (a)	(0.09)		(0.14)		(0.18)		(0.16)	(0.16)
Net Realized and Unrealized Gain/Loss	2.61		(2.94)		0.29		(0.01)	2.81

Total from Investment Operations	2.52		(3.08)		0.11		(0.17)	2.65
Less Distributions from Net Realized Gain	-0-		-0-		0.74		-0-	-0-

Net Asset Value, End of the Period	$9.03		$6.51		$9.59		$10.22	$10.39

Total Return* (b)	38.71%	(c)	–32.12%	(c)	0.03%		–1.64%	34.24%
Net Assets at End of the Period (In millions)	$23.2		$22.0		$42.7		$50.6	$59.1
Ratio of Expenses to Average Net Assets* (d)	1.53%	(c)	2.04%	(c)	2.14%		2.22%	2.36%
Ratio of Net Investment Loss to Average Net Assets*	(1.19%	)(c)	(1.65%	)(c)	(1.68%	)	(1.68% )	(1.83%	)
Portfolio Turnover	234%		219%		194%		321%	277%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (d)	N/A		N/A		N/A		N/A	2.39%
Ratio of Net Investment Loss to Average Net Assets	N/A		N/A		N/A		N/A	(1.86%	)

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6 in the Notes to Financial Statements).

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% for the year ended March 31, 2006.

N/A = Not Applicable

See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended March 31,
Class C Shares	2010		2009	2008		2007	2006

Net Asset Value, Beginning of the Period	$6.50		$9.58	$10.21		$10.38	$7.73

Net Investment Loss (a)	(0.14)		(0.14)	(0.18)		(0.16)	(0.16)
Net Realized and Unrealized Gain/Loss	2.59		(2.94)	0.29		(0.01)	2.81

Total from Investment Operations	2.45		(3.08)	0.11		(0.17)	2.65
Less Distributions from Net Realized Gain	-0-		-0-	0.74		-0-	-0-

Net Asset Value, End of the Period	$8.95		$6.50	$9.58		$10.21	$10.38

Total Return* (b)	37.69%		–32.15%	0.03%		–1.64%	34.28%
Net Assets at End of the Period (In millions)	$62.5		$39.1	$42.4		$31.7	$28.0
Ratio of Expenses to Average Net Assets* (c)	2.14%		2.14%	2.14%		2.22%	2.36%
Ratio of Net Investment Loss to Average Net Assets*	(1.79%	)	(1.75% )	(1.67%	)	(1.68% )	(1.83%	)
Portfolio Turnover	234%		219%	194%		321%	277%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	N/A		N/A	N/A		N/A	2.39%
Ratio of Net Investment Loss to Average Net Assets	N/A		N/A	N/A		N/A	(1.86%	)

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% for the year ended March 31, 2006.

N/A = Not Applicable

See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

							February 2, 2006
							(Commencement of
	Year Ended March 31,						Operations) to
Class I Shares	2010		2009	2008		2007	March 31, 2006

Net Asset Value, Beginning of the Period	$6.99		$10.20	$10.74		$10.80	$10.00

Net Investment Loss (a)	(0.06)		(0.07)	(0.07)		(0.07)	(0.01)
Net Realized and Unrealized Gain/Loss	2.80		(3.14)	0.27		0.01	0.81

Total from Investment Operations	2.74		(3.21)	0.20		(0.06)	0.80
Less Distributions from Net Realized Gain	-0-		-0-	0.74		-0-	-0-

Net Asset Value, End of the Period	$9.73		$6.99	$10.20		$10.74	$10.80

Total Return* (b)	39.20%		–31.47%	0.88%		–0.56%	8.00% **
Net Assets at End of the Period (In millions)	$267.6		$91.6	$81.0		$15.5	$0.1
Ratio of Expenses to Average Net Assets* (c)	1.14%		1.15%	1.14%		1.22%	1.36%
Ratio of Net Investment Loss to Average Net Assets*	(0.76%	)	(0.75% )	(0.63%	)	(0.67% )	(0.68% )
Portfolio Turnover	234%		219%	194%		321%	277%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	N/A		N/A	N/A		N/A	1.42%
Ratio of Net Investment Loss to Average Net Assets	N/A		N/A	N/A		N/A	(0.75% )

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned of cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% for the year ended March 31, 2006.

N/A = Not Applicable

**	Non-Annualized

See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Notes to Financial Statements  ■  March 31, 2010

1. Significant Accounting Policies
Van Kampen Small Cap Growth Fund (the “Fund”) is organized as a series of Van Kampen Equity Trust, a Delaware statutory trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek capital appreciation. The Fund invests primarily in common stocks and other equity securities of small companies that the Fund’s investment adviser believes have above-average potential for capital appreciation. The Fund commenced investment operations on November 27, 2000. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards CodificationTM (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Van Kampen Small Cap Growth Fund
Notes to Financial Statements  ■  March 31, 2010  continued

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally

Van Kampen Small Cap Growth Fund
Notes to Financial Statements  ■  March 31, 2010  continued

based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended March 31, 2010, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax law which allows it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At March 31, 2010, the Fund had an accumulated capital loss carryforward for tax purposes of $103,418,604, which will expire according to the following schedule:

Amount	Expiration

$64,981,160	March 31, 2017
38,437,444	March 31, 2018

At March 31, 2010, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$936,993,793

Gross tax unrealized appreciation	$177,640,323
Gross tax unrealized depreciation	(10,903,632)

Net tax unrealized appreciation on investments	$166,736,691

F. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
Permanent differences, primarily due to the Fund’s current year net operating losses and the reclass of currency gains and losses, resulted in the following reclassifications among the Fund’s components of net assets at March 31, 2010:

Accumulated	Accumulated
Net Investment Loss	Net Realized Loss	Capital

$8,733,639	$4,490	$(8,738,129)

As of March 31, 2010, there were no distributable earnings on a tax basis.
Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post-October currency losses of $42,904 which are not recognized for tax purposes until the first day of the following fiscal year and the deferral of losses relating to wash sale transactions.

G. Credits Earned on Cash Balances During the year ended March 31, 2010, the Fund’s custody fee was reduced by $236 as a result of credits earned on cash balances.

Van Kampen Small Cap Growth Fund
Notes to Financial Statements  ■  March 31, 2010  continued

H. Foreign Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. The unrealized gains and losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency translation on the Statement of Operations. Realized gains and losses on foreign currency transactions on the Statement of Operations include the net realized amount from the sale of the foreign currency and the amount realized between trade date and settlement date on security transactions.

I. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through May 18, 2010, the date the financial statements were effectively issued. Management has determined that other than the event described in Note 8, there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	0.80%
Next $500 million	0.75%
Over $1 billion	0.70%

For the year ended March 31, 2010, the Fund recognized expenses of approximately $26,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended March 31, 2010, the Fund recognized expenses of approximately $104,600 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2010, the Fund recognized expenses of approximately $494,000 representing transfer agency fees paid to VKIS

Van Kampen Small Cap Growth Fund
Notes to Financial Statements  ■  March 31, 2010  continued

and its affiliates. The transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $86,200 are included in “Other” assets on the Statement of Assets and Liabilities at March 31, 2010. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500. Pursuant to the closing of the transaction as described in Note 8, the deferred compensation and retirement plans will be terminated and amounts owed to the trustees will be distributed.
For the year ended March 31, 2010, the Fund paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of the Adviser, totaling $564,616.
For the year ended March 31, 2010, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $120,500 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $61,100. Sales charges do not represent expenses of the Fund.

3. Capital Transactions
For the years ended March 31, 2010 and 2009, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	March 31, 2010		March 31, 2009
	Shares	Value	Shares	Value

Sales:
Class A	46,177,393	$374,644,838	44,536,423	$388,680,396
Class B	600,025	4,541,319	962,362	8,307,076
Class C	2,604,739	19,506,872	3,243,039	27,265,519
Class I	21,184,423	175,208,673	10,009,228	88,241,549

Total Sales	70,566,580	$573,901,702	58,751,052	$512,494,540

Repurchases:
Class A	(26,403,632)	$(221,138,510)	(17,778,305)	$(150,526,244)
Class B	(1,417,790)	(10,894,866)	(2,034,594)	(16,191,623)
Class C	(1,630,764)	(12,662,550)	(1,659,017)	(12,996,548)
Class I	(6,790,411)	(57,773,753)	(4,855,719)	(40,302,357)

Total Repurchases	(36,242,597)	$(302,469,679)	(26,327,635)	$(220,016,772)

Van Kampen Small Cap Growth Fund
Notes to Financial Statements  ■  March 31, 2010  continued

4. Redemption Fee
The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended March 31, 2010, the Fund received redemption fees of approximately $48,300 which are reported as part of “Cost of Shares Repurchased” on the Statements of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $2,119,232,239 and $1,867,066,061, respectively.

6. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $0 and $68,900 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Subsequent Event
On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. (“Invesco”). The transaction (“Transaction”) affects the part of the asset management business that advises funds, including the Van Kampen family of funds. The Transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.
Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund’s current investment advisory agreement with Van Kampen Asset Management, a subsidiary of Van Kampen Investments Inc., to terminate. In connection with the Transaction, the Fund’s Board of Trustees (the “Board”) has approved, that the Fund be transitioned to the Invesco mutual fund platform by transferring the assets and liabilities of the Fund to a newly formed fund (the “Acquiring Fund”), advised by an affiliate of Invesco, that has substantially the same investment objective, principal investment strategies and risks as the Fund (the “Reorganization”). On May 11, 2010, the Reorganization was approved by the shareholders of

Van Kampen Small Cap Growth Fund
Notes to Financial Statements  ■  March 31, 2010  continued

the Fund at a special meeting of shareholders. If certain other conditions to closing of the Transaction are met, shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund. Upon completion of the proposed Reorganization, the Fund will dissolve pursuant to a plan of dissolution adopted by the Board.

9. Accounting Pronouncement
On January 21, 2010, the FASB issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009. However, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment to ASC 820 and the impact it will have on financial statement disclosures.

Van Kampen Small Cap Growth Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Small Cap Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Small Cap Growth Fund (the Fund) (one of the portfolios constituting the Van Kampen Equity Trust), as of March 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Small Cap Growth Fund of the Van Kampen Equity Trust at March 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
May 18, 2010

Van Kampen Small Cap Growth Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen Small Cap Growth Fund
Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Van Kampen Small Cap Growth Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Jerry D. Choate (71) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 2000	From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee, of Amgen Inc., a biotechnological company. Director since 1999 and member of the nominating and governance committee and compensation and executive committee, of Valero Energy Corporation, a crude oil refining and marketing company. Previously, from 2006 to 2007, Director and member of the compensation committee and audit committee, of H&R Block, a tax preparation services company.

Rod Dammeyer (69) CAC, LLC 4350 LaJolla Village Drive Suite 320 San Diego, CA 92122-1249	Trustee	Trustee since 2003	President of CAC, LLC, a private company offering capital investment and management advisory services. Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Van Kampen Small Cap Growth Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Linda Hutton Heagy (61) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 2000	Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations, Vice President of Northern Trust Company and an Associate at Price Waterhouse.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

Van Kampen Small Cap Growth Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

R. Craig Kennedy (58) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 2000	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Van Kampen Small Cap Growth Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Howard J Kerr (74) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Retired. Previous member of the City Council and Mayor of Lake Forest, Illinois from 1988 through 2002. Previous business experience from 1981 through 1996 includes President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company, President and Chief Executive Officer of Grabill Aerospace, and President of Custom Technologies Corporation. United States Naval Officer from 1960 through 1981, with responsibilities including Commanding Officer of United States Navy destroyers and Commander of United States Navy Destroyer Squadron Thirty-Three, White House experience in 1973 through 1975 as military aide to Vice Presidents Agnew and Ford and Naval Aid to President Ford, and Military Fellow on the Council of Foreign Relations in 1978-through 1979.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Van Kampen Small Cap Growth Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Jack E. Nelson (74) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 2000	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (69) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Van Kampen Small Cap Growth Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (68) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 2000	Chief Communications Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council from 1989 to 1993. Prior to 1980, experience includes Partner of Coopers & Lybrand (from 1980 to 1989), Associate Director of the US Office of Management and Budget (from 1977 to 1980) and Program Director of the Urban Institute (from 1975 to 1977).	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Independent Director and audit committee chairperson of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Independent Director and member of audit and governance committees of Fluor Corp., a global engineering, construction and management company, since January 2004. Director of Intelligent Medical Devices, Inc., a private company which develops symptom-based diagnostic tools for viral respiratory infections. Advisory Board member of ExactCost LLC, a private company providing activity-based costing for hospitals, laboratories, clinics, and physicians, since 2008. Chairperson of the Board of Trustees of the Institute for Defense Analyses, a federally funded research and development center, since 2000. Trustee from 1992 to 2000 and 2002 to present, current chairperson of the finance committee, current member of the audit committee, strategic growth committee and executive committee, and former Chairperson of the Board of Trustees (from 1997 to 1999), of the German Marshall Fund of the United States, a public foundation. Lead Independent Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; Trustee since 2004. Chairperson of the Board of Trustees of the Colorado College; Trustee since 1995. Trustee of California Institute of Technology. Previously, Independent Director and member of audit committee and governance committee of Neurogen Corporation from 1998 to 2006; and Independent Director of Arbros Communications from 2000 to 2002.

Van Kampen Small Cap Growth Fund
Trustees and Officers continued
Interested Trustees:*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Interested Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Wayne W. Whalen* (70) 155 North Wacker Drive Chicago, IL 60606	Trustee	Trustee since 2000	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Van Kampen Small Cap Growth Fund
Trustees and Officers  continued

Officers
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Edward C. Wood III (54) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.
Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex. Secretary of Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp.

Van Kampen Small Cap Growth Fund
Trustees and Officers continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

John L. Sullivan (54) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 2000	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (48) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

Van Kampen Small Cap Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

(continued on next page)

Van Kampen Small Cap Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Small Cap Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

(continued on next page)

Van Kampen Small Cap Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

(continued on back)

Van Kampen Small Cap Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2010 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

47, 247, 347, 647
SCGANN 05/10
IU10-01996P-Y03/10

ANNUAL REPORT

March 31, 2010

MUTUAL FUNDS Van Kampen Small Cap Value Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Small Cap Value Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of March 31, 2010.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 3/31/10 (Unaudited)

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the Russel 2000® Value Index from 3/31/00 through 3/31/10. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares		I Shares
	since 6/21/99		since 6/21/99		since 6/21/99		since 8/12/05
		w/max		w/max		w/max
		5.75%		5.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	9.81%	9.21%	9.18%	9.18%	8.98%	8.98%	6.66%

10-Year	10.71	10.06	10.11	10.11	9.92	9.92	—

5-Year	7.73	6.45	7.19	6.99	6.92	6.92	—

1-Year	68.04	58.43	67.50	62.50	66.86	65.86	68.43

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent per year of the fund’s average daily net assets for Class A shares and up to 1.00 percent per year of the fund’s average daily net assets for Class B and C shares. The since inception and ten year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1,000,000, (ii) tax-exempt retirement plans with assets of at least $1,000,000 (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1,000,000, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Figures shown above assume reinvestment of all dividends and capital gains. Periods of less than one year are not annualized.

The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the 12-month period ended March 31, 2010

Market Conditions

The 12-month period ended March 31, 2010 marked a turnaround in the stock market. Investor sentiment brightened in early March 2009 with the financial system and credit markets prefacing improved health. The economy also began to show some signs of stabilization, and corporate earnings started exceeding their low expectations.

Throughout the period, economic data were mixed, but investors tended to place more emphasis on the positive news than the negative news. Gross domestic product growth turned positive in the third quarter of 2009 and beat expectations in the fourth quarter, consumer confidence improved, and the Conference Board’s index of leading economic indicators (LEI) moved upward for 11 consecutive months (as of its February 2010 reading, reported in March). Corporate earnings also continued to recover. However, investors hoped for evidence that top-line growth would be able to support earnings growth going forward, as companies have limited scope for further cost cutting measures. An uptick in merger and acquisition activity and initial public offerings in the fourth quarter of 2009 provided additional positive sentiment.

Nevertheless, unemployment remained high, and the housing market and financial sector still had many challenges to overcome. Uncertainty about the withdrawal of fiscal and monetary stimulus also persisted as investors wondered whether policy makers would be able, or willing, to raise interest rates in the future in the interest of preventing inflation. In early 2010, market volatility rose as China tightened credit and the European Union (EU) confronted significant sovereign debt problems in several countries. However, concerns about these events abated somewhat by the end of the period amid quick action by EU policy makers to contain a potential debt crisis and a number of positive economic data releases in the U.S.

In this environment, small- and mid-cap stocks outperformed large-caps, though all segments had double-digit positive returns. Value stocks modestly led growth stocks across the market-cap spectrum. (Performance based on the Russell indexes.) Within the Russell 2000® Value Index, economically sensitive sectors led as investors looked to stocks they believed would benefit most in an economic recovery: consumer discretionary, energy, and materials and processing. Conversely, defensive (or less economically sensitive) sectors, including utilities and consumer staples, had the smallest gains, as did the financial services sector.

2

Performance Analysis

All share classes of Van Kampen Small Cap Value Fund outperformed the Russell 2000® Value Index (the “Index”) for the 12 months ended March 31, 2010, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended March 31, 2010

				Russell 2000®
Class A	Class B	Class C	Class I	Value Index

68.04%	67.50%	66.86%	68.43%	65.07%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

The Fund’s relative outperformance during the period was driven by the following areas:

•	Stock selection and an underweight allocation in the financial services sector was additive to relative performance. The Fund’s holdings in aircraft leasing, insurance, and timber real estate, together with an underweight in banks, were especially beneficial.

•	Stock selection in the consumer staples sector also contributed positively, with strong performance from holdings in a vitamin distributor and an ingredients processor.

•	Additional relative gains came from the health care sector. While many of the Fund’s holdings within the sector did well, stock selection was particularly advantageous in the health care services and specialty pharmaceuticals industries.

However, other investments were less beneficial. On an absolute return basis, all of the Fund’s sectors posted strongly positive returns. However, in some cases, the Fund’s sectors did not perform as well as the Index’s, causing underperformance on a relative basis.

•	The Index’s consumer discretionary sector had a triple-digit gain during the period, led by auto parts and services, media and entertainment, and homebuilders and household furnishings. The Fund had little exposure to these industry groups, which caused the Fund to lag the Index.

•	Similarly, in the energy sector, the Fund’s stock selection and underweight position dampened relative performance. The Fund owned primarily equipment and services stocks, rather than the stronger-performing crude oil producers and coal stocks.

3

•	Stock selection in the technology sector was another relative detractor during the period, although the Fund’s underperformance was less pronounced here. Semiconductor capital equipment stocks and other more economically sensitive semiconductor stocks led the sector’s gain, but the Fund had less exposure to these groups.

Market Outlook

The portfolio’s sector weights remained fairly stable during the period. The financial services sector continued to be significantly underweight relative to the Index, particularly in banks and real estate investment trusts (REITS), although insurance remained overweighted. At the end of the period, other relative underweights included the consumer discretionary sector and, to a lesser extent, the energy and utilities sectors. The largest relative overweights continued to be in health care and technology. The producer durables sector now represents an overweight as well, due to the reclassification of the business services industry by the Index. Much of the Fund’s exposure within that sector consists of business services and aerospace stocks.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

4

Top 10 Holdings as of 3/31/10 (Unaudited)

MAXIMUS, Inc.	3.5%
HealthSouth Corp.	3.0
AAR Corp.	2.9
AerCap Holdings N.V.	2.7
Zep, Inc.	2.6
ProAssurance Corp.	2.3
Syniverse Holdings, Inc.	2.2
Checkpoint Systems, Inc.	2.2
Conseco, Inc.	2.2
PharMerica Corp.	2.2

Summary of Investments by Industry Classification as of 3/31/10 (Unaudited)

Aerospace & Defense	8.8%
IT Consulting & Other Services	7.2
Property & Casualty Insurance	6.1
Reinsurance	4.6
Electronic Equipment Manufacturers	3.5
Health Care Facilities	3.0
Communications Equipment	2.8
Specialty Chemicals	2.6
Restaurants	2.5
Construction & Engineering	2.5
Air Freight & Logistics	2.4
Electrical Components & Equipment	2.2
Wireless Telecommunication Services	2.2
Life & Health Insurance	2.2
Health Care Distributors	2.2
Metal & Glass Containers	2.0
Oil & Gas Equipment & Services	1.9
Agricultural Products	1.9
Regional Banks	1.7
Specialized REIT’s	1.6
Thrifts & Mortgage Finance	1.5
Application Software	1.4
Life Sciences Tools & Services	1.4
Health Care Services	1.3
Semiconductors	1.3
Advertising	1.3
Diversified Commercial & Professional Services	1.3
Household Products	1.2
Office Electronics	1.2
Apparel, Accessories & Luxury Goods	1.2
Paper Packaging	1.1
Personal Products	1.1
Leisure Products	1.1
Electric Utilities	1.1
Multi-Utilities	1.1
Diversified Metals & Mining	0.9
Apparel Retail	0.9
Electronic Manufacturing Services	0.9
Soft Drinks	0.9
Gas Utilities	0.9
(continued on next page)

5

Summary of Investments by Industry Classification as of 3/31/10 (Unaudited)
(continued from previous page)

Household Appliances	0.8
Data Processing & Outsourced Services	0.8
Human Resource & Employment Services	0.8
Commercial Printing	0.8
Industrial Machinery	0.8
Real Estate Development	0.8
Office Services & Supplies	0.8
Publishing	0.7
Health Care Equipment	0.6
Pharmaceuticals	0.3
Health Care Supplies	0.3

Total Long-Term Investments	94.5
Total Repurchase Agreements	5.2

Total Investments	99.7
Other Assets in Excess of Liabilities	0.3

Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

6

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

7

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

8

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/09 - 3/31/10.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	10/1/09	3/31/10	10/1/09-3/31/10

Class A
Actual	$1,000.00	$1,149.10	$6.48
Hypothetical	1,000.00	1,018.90	6.09
(5% annual return before expenses)

Class B
Actual	1,000.00	1,144.97	10.00
Hypothetical	1,000.00	1,015.61	9.40
(5% annual return before expenses)

Class C
Actual	1,000.00	1,143.87	10.48
Hypothetical	1,000.00	1,015.16	9.85
(5% annual return before expenses)

Class I
Actual	1,000.00	1,149.55	5.14
Hypothetical	1,000.00	1,020.14	4.84
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.21%, 1.87%, 1.96% and 0.96% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The expense ratio for Class B Shares reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

9

Van Kampen Small Cap Value Fund
Portfolio of Investments  ■  March 31, 2010

	Number of
Description	Shares	Value

Common Stocks 93.8%
Advertising 1.3%
Arbitron, Inc.	469,223	$12,509,485

Aerospace & Defense 8.8%
AAR Corp. (a)	1,135,990	28,195,272
AerCap Holdings N.V. (Netherlands) (a)	2,223,840	25,618,637
HEICO Corp., Class A	72,200	2,864,896
Moog, Inc., Class A (a)	382,500	13,548,150
Spirit AeroSystems Holdings, Inc., Class A (a)	637,000	14,893,060

		85,120,015

Agricultural Products 1.9%
Corn Products International, Inc.	524,800	18,189,568

Air Freight & Logistics 2.4%
Forward Air Corp.	435,200	11,445,760
UTI Worldwide, Inc. (British Virgin Islands)	763,600	11,698,352

		23,144,112

Apparel, Accessories & Luxury Goods 1.2%
Maidenform Brands, Inc. (a)	518,990	11,339,931

Apparel Retail 0.9%
Stage Stores, Inc.	573,325	8,823,472

Application Software 0.7%
Informatica Corp. (a)	235,400	6,322,844

Commercial Printing 0.8%
Deluxe Corp.	388,100	7,536,902

Communications Equipment 2.8%
ADTRAN, Inc.	483,100	12,729,685
Tekelec (a)	774,676	14,068,116

		26,797,801

Construction & Engineering 2.5%
Aecom Technology Corp. (a)	229,600	6,513,752
Orion Marine Group, Inc. (a)	405,760	7,323,968
Stantec, Inc. (Canada) (a)	403,600	10,533,960

		24,371,680

Data Processing & Outsourced Services 0.8%
Broadridge Financial Solutions, Inc.	359,000	7,675,420

Diversified Commercial & Professional Services 1.3%
Brink’s Co.	437,400	12,347,802

Diversified Metals & Mining 0.9%
Amcol International Corp.	335,200	9,117,440

10
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Portfolio of Investments  ■  March 31, 2010  continued

	Number of
Description	Shares	Value

Electric Utilities 1.1%
ALLETE, Inc.	307,900	$10,308,492

Electrical Components & Equipment 2.2%
Belden, Inc.	214,500	5,890,170
Polypore International, Inc. (a)	895,861	15,641,733

		21,531,903

Electronic Equipment Manufacturers 3.5%
Checkpoint Systems, Inc. (a)	964,100	21,325,892
Rogers Corp. (a)	435,739	12,640,788

		33,966,680

Electronic Manufacturing Services 0.9%
Methode Electronics, Inc.	888,900	8,800,110

Gas Utilities 0.9%
UGI Corp.	313,300	8,314,982

Health Care Distributors 2.2%
PharMerica Corp. (a)	1,155,424	21,051,825

Health Care Equipment 0.6%
Hill-Rom Holdings, Inc.	209,700	5,705,937

Health Care Facilities 3.0%
HealthSouth Corp. (a)	1,546,700	28,923,290

Health Care Services 1.3%
ICON PLC—ADR (Ireland) (a)	489,200	12,914,880

Health Care Supplies 0.3%
ICU Medical, Inc. (a)	91,200	3,141,840

Household Appliances 0.8%
Snap-On, Inc.	182,800	7,922,552

Household Products 1.2%
Central Garden & Pet Co. (a)	745,586	7,358,934
Central Garden & Pet Co., Class A (a)	493,919	4,524,298

		11,883,232

Human Resource & Employment Services 0.8%
Administaff, Inc.	358,500	7,650,390

Industrial Machinery 0.8%
John Bean Technologies Corp.	422,100	7,403,634

IT Consulting & Other Services 7.2%
Acxiom Corp. (a)	1,110,431	19,921,132
Gartner, Inc. (a)	470,788	10,470,325

11
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Portfolio of Investments  ■  March 31, 2010  continued

	Number of
Description	Shares	Value

IT Consulting & Other Services (Continued)
MAXIMUS, Inc.	549,966	$33,509,429
Ness Technologies, Inc. (a)	826,300	5,213,953

		69,114,839

Leisure Products 1.1%
Polaris Industries, Inc.	203,400	10,405,944

Life & Health Insurance 2.2%
Conseco, Inc. (a)	3,386,300	21,062,786

Life Sciences Tools & Services 1.4%
Bio-Rad Laboratories, Inc., Class A (a)	130,557	13,515,261

Metal & Glass Containers 2.0%
Pactiv Corp. (a)	388,400	9,779,912
Silgan Holdings, Inc.	164,300	9,895,789

		19,675,701

Multi-Utilities 1.1%
Avista Corp.	495,000	10,251,450

Office Electronics 1.2%
Zebra Technologies Corp., Class A (a)	397,116	11,754,634

Office Services & Supplies 0.8%
ACCO Brands Corp. (a)	946,738	7,252,013

Oil & Gas Equipment & Services 1.9%
Exterran Holdings, Inc. (a)	343,793	8,309,477
Superior Energy Services, Inc. (a)	474,320	9,970,206

		18,279,683

Paper Packaging 1.1%
RockTenn Co., Class A	237,700	10,831,989

Personal Products 1.1%
NBTY, Inc. (a)	218,100	10,464,438

Pharmaceuticals 0.3%
Perrigo Co.	57,155	3,356,142

Property & Casualty Insurance 6.1%
AmTrust Financial Services, Inc.	717,000	10,002,150
Argo Group International Holdings Ltd. (Bermuda)	474,300	15,457,437
Employers Holdings, Inc.	776,600	11,532,510
ProAssurance Corp. (a)	375,299	21,970,003

		58,962,100

Publishing 0.7%
Dolan Media Co. (a)	626,600	6,811,142

12
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Portfolio of Investments  ■  March 31, 2010  continued

	Number of
Description	Shares	Value

Real Estate Development 0.8%
Forestar Group, Inc. (a)	391,696	$7,395,220

Regional Banks 1.7%
MB Financial, Inc.	409,010	9,214,995
Northwest Bancshares, Inc.	591,325	6,942,156

		16,157,151

Reinsurance 4.6%
Max Capital Group Ltd. (Bermuda)	727,200	16,718,328
Platinum Underwriters Holdings Ltd. (Bermuda)	465,600	17,264,448
Reinsurance Group of America, Inc.	187,600	9,852,752

		43,835,528

Restaurants 2.5%
AFC Enterprises, Inc. (a)	660,377	7,085,845
Denny’s Corp. (a)	2,918,430	11,206,771
Texas Roadhouse, Inc. (a)	446,000	6,194,940

		24,487,556

Semiconductors 1.3%
Microsemi Corp. (a)	728,400	12,630,456

Soft Drinks 0.9%
Cott Corp. (Canada) (a)	1,080,400	8,373,100

Specialized REIT’s 1.6%
Potlatch Corp.	436,300	15,287,952

Specialty Chemicals 2.6%
Zep, Inc.	1,164,687	25,483,352

Thrifts & Mortgage Finance 1.5%
First Niagara Financial Group, Inc.	484,000	6,882,480
Provident New York Bancorp	783,965	7,431,988

		14,314,468

Wireless Telecommunication Services 2.2%
Syniverse Holdings, Inc. (a)	1,097,200	21,362,484

Total Common Stocks 93.8%		903,881,608

Convertible Corporate Obligations 0.7%
Application Software 0.7%
Epicor Software Corp. ($8,028,000 par, 2.375% coupon, maturing 05/15/27)		7,205,130

Total Long-Term Investments 94.5% (Cost $735,999,042)		911,086,738

13
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Portfolio of Investments  ■  March 31, 2010  continued

Description	Value

Repurchase Agreements 5.2%
Banc of America Securities ($8,615,905 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 03/31/10, to be sold on 04/01/10 at $8,615,907)	$8,615,905
JPMorgan Chase & Co. ($41,290,278 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 03/31/10, to be sold on 04/01/10 at $41,290,289)	41,290,278
State Street Bank & Trust Co. ($1,817 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 03/31/10, to be sold on 04/01/10 at $1,817)	1,817

Total Repurchase Agreements 5.2% (Cost $49,908,000)	49,908,000

Total Investments 99.7% (Cost $785,907,042)	960,994,738

Other Assets in Excess of Liabilities 0.3%	2,753,947

Net Assets 100.0%	$963,748,685

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.

ADR—American Depositary Receipt

14
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Portfolio of Investments  ■  March 31, 2010  continued

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of March 31, 2010 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investment Type	Quoted Prices	Observable Inputs	Inputs	Total

Investments in an Asset Position:
Common Stocks
Advertising	$12,509,485	$—	$—	$12,509,485
Aerospace & Defense	85,120,015	—	—	85,120,015
Agricultural Products	18,189,568	—	—	18,189,568
Air Freight & Logistics	23,144,112	—	—	23,144,112
Apparel, Accessories & Luxury Goods	11,339,931	—	—	11,339,931
Apparel Retail	8,823,472	—	—	8,823,472
Application Software	6,322,844	—	—	6,322,844
Commercial Printing	7,536,902	—	—	7,536,902
Communications Equipment	26,797,801	—	—	26,797,801
Construction & Engineering	24,371,680	—	—	24,371,680
Data Processing & Outsourced Services	7,675,420	—	—	7,675,420
Diversified Commercial & Professional Services	12,347,802	—	—	12,347,802
Diversified Metals & Mining	9,117,440	—	—	9,117,440
Electric Utilities	10,308,492	—	—	10,308,492
Electrical Components & Equipment	21,531,903	—	—	21,531,903
Electronic Equipment Manufacturers	33,966,680	—	—	33,966,680
Electronic Manufacturing Services	8,800,110	—	—	8,800,110
Gas Utilities	8,314,982	—	—	8,314,982
Health Care Distributors	21,051,825	—	—	21,051,825
Health Care Equipment	5,705,937	—	—	5,705,937
Health Care Facilities	28,923,290	—	—	28,923,290
Health Care Services	12,914,880	—	—	12,914,880
Health Care Supplies	3,141,840	—	—	3,141,840
Household Appliances	7,922,552	—	—	7,922,552
Household Products	11,883,232	—	—	11,883,232
Human Resource & Employment Services	7,650,390	—	—	7,650,390
Industrial Machinery	7,403,634	—	—	7,403,634
IT Consulting & Other Services	69,114,839	—	—	69,114,839
Leisure Products	10,405,944	—	—	10,405,944
Life & Health Insurance	21,062,786	—	—	21,062,786
Life Sciences Tools & Services	13,515,261	—	—	13,515,261
Metal & Glass Containers	19,675,701	—	—	19,675,701
Multi-Utilities	10,251,450	—	—	10,251,450
Office Electronics	11,754,634	—	—	11,754,634

15
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Portfolio of Investments  ■  March 31, 2010  continued

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investment Type	Quoted Prices	Observable Inputs	Inputs	Total

Office Services & Supplies	$7,252,013	$—	$—	$7,252,013
Oil & Gas Equipment & Services	18,279,683	—	—	18,279,683
Paper Packaging	10,831,989	—	—	10,831,989
Personal Products	10,464,438	—	—	10,464,438
Pharmaceuticals	3,356,142	—	—	3,356,142
Property & Casualty Insurance	58,962,100	—	—	58,962,100
Publishing	6,811,142	—	—	6,811,142
Real Estate Development	7,395,220	—	—	7,395,220
Regional Banks	16,157,151	—	—	16,157,151
Reinsurance	43,835,528	—	—	43,835,528
Restaurants	24,487,556	—	—	24,487,556
Semiconductors	12,630,456	—	—	12,630,456
Soft Drinks	8,373,100	—	—	8,373,100
Specialized REIT’s	15,287,952	—	—	15,287,952
Specialty Chemicals	25,483,352	—	—	25,483,352
Thrifts & Mortgage Finance	14,314,468	—	—	14,314,468
Wireless Telecommunication Services	21,362,484	—	—	21,362,484
Convertible Corporate Obligations	—	7,205,130	—	7,205,130
Repurchase Agreements	—	49,908,000	—	49,908,000

Total Investments in an Asset Position	$903,881,608	$57,113,130	$—	$960,994,738

16
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Financial Statements

Statement of Assets and Liabilities
March 31, 2010

Assets:
Total Investments (Cost $785,907,042)	$960,994,738
Cash	967
Receivables:
Fund Shares Sold	5,506,531
Investments Sold	5,481,559
Dividends	337,110
Interest	72,043
Other	91,915

Total Assets	972,484,863

Liabilities:
Payables:
Investments Purchased	5,361,127
Fund Shares Repurchased	2,043,442
Investment Advisory Fee	517,899
Distributor and Affiliates	272,964
Trustees’ Deferred Compensation and Retirement Plans	196,287
Accrued Expenses	344,459

Total Liabilities	8,736,178

Net Assets	$963,748,685

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$813,626,195
Net Unrealized Appreciation	175,087,696
Accumulated Undistributed Net Investment Income	(192,458)
Accumulated Net Realized Loss	(24,772,748)

Net Assets	$963,748,685

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $675,935,549 and 42,100,511 shares of beneficial interest issued and outstanding)	$16.06
Maximum sales charge (5.75%* of offering price)	0.98

Maximum offering price to public	$17.04

Class B Shares:
Net asset value and offering price per share (Based on net assets of $49,140,227 and 3,345,347 shares of beneficial interest issued and outstanding)	$14.69

Class C Shares:
Net asset value and offering price per share (Based on net assets of $109,870,562 and 7,551,313 shares of beneficial interest issued and outstanding)	$14.55

Class I Shares:
Net asset value and offering price per share (Based on net assets of $128,802,347 and 7,955,082 shares of beneficial interest issued and outstanding)	$16.19

*	On sales of $50,000 or more, the sales charge will be reduced.

17
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Financial Statements  continued

Statement of Operations
For the Year Ended March 31, 2010

Investment Income:
Dividends	$5,182,126
Interest	240,859

Total Income	5,422,985

Expenses:
Investment Advisory Fee	4,160,727
Distribution (12b-1) and Service Fees
Class A	1,060,196
Class B	289,482
Class C	794,065
Transfer Agent Fees	1,537,500
Reports to Shareholders	151,674
Accounting and Administrative Expenses	121,244
Registration Fees	104,252
Professional Fees	74,510
Custody	50,457
Trustees’ Fees and Related Expenses	47,747
Other	26,634

Total Expenses	8,418,488

Net Investment Loss	$(2,995,503)

Realized and Unrealized Gain/Loss:
Net Realized Gain	$11,856,666

Unrealized Appreciation/Depreciation:
Beginning of the Period	(107,241,381)
End of the Period	175,087,696

Net Unrealized Appreciation During the Period	282,329,077

Net Realized and Unrealized Gain	$294,185,743

Net Increase in Net Assets From Operations	$291,190,240

18
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	March 31, 2010	March 31, 2009

From Investment Activities:
Operations:
Net Investment Income/Loss	$(2,995,503)	$1,137,243
Net Realized Gain/Loss	11,856,666	(33,207,118)
Net Unrealized Appreciation/Depreciation During the Period	282,329,077	(138,666,706)

Change in Net Assets from Operations	291,190,240	(170,736,581)

Distributions from Net Investment Income:
Class A Shares	(130,307)	(627,803)
Class B Shares	-0-	(58,155)
Class C Shares	-0-	-0-
Class I Shares	(168,092)	(173,726)

	(298,399)	(859,684)

Distributions from Net Realized Gain:
Class A Shares	-0-	(874,666)
Class B Shares	-0-	(191,947)
Class C Shares	-0-	(225,820)
Class I Shares	-0-	(121,461)

	-0-	(1,413,894)

Total Distributions	(298,399)	(2,273,578)

Net Change in Net Assets from Investment Activities	290,891,841	(173,010,159)

From Capital Transactions:
Proceeds from Shares Sold	523,262,174	262,571,176
Net Asset Value of Shares Issued Through Dividend Reinvestment	253,802	2,012,465
Cost of Shares Repurchased	(196,538,075)	(171,499,706)

Net Change in Net Assets from Capital Transactions	326,977,901	93,083,935

Total Increase/Decrease in Net Assets	617,869,742	(79,926,224)

Net Assets:
Beginning of the Period	345,878,943	425,805,167

End of the Period (Including accumulated undistributed net investment income of $(192,458) and $141,906, respectively)	$963,748,685	$345,878,943

19
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended March 31,
Class A Shares	2010		2009	2008	2007		2006

Net Asset Value, Beginning of the Period	$9.56		$14.41	$17.57	$18.23		$17.17

Net Investment Income/Loss (a)	(0.05)		0.05	(0.03)	(0.03)		0.03
Net Realized and Unrealized Gain/Loss	6.55		(4.83)	(1.49)	2.91		3.52

Total from Investment Operations	6.50		(4.78)	(1.52)	2.88		3.55

Less:
Distributions from Net Investment Income	-0-	(c)	0.03	-0-	-0-		-0-
Distributions from Net Realized Gain	-0-		0.04	1.64	3.54		2.49

Total Distributions	-0-	(c)	0.07	1.64	3.54		2.49

Net Asset Value, End of the Period	$16.06		$9.56	$14.41	$17.57		$18.23

Total Return (b)	68.04%		–33.21%	–9.31%	16.70%		22.13%
Net Assets at End of the Period (In millions)	$675.9		$225.0	$248.2	$192.7		$154.4
Ratio of Expenses to Average Net Assets	1.25%		1.34%	1.29%	1.32%		1.38%
Ratio of Net Investment Income/Loss to Average Net Assets	(0.38%	)	0.40%	(0.21% )	(0.16%	)	0.14%
Portfolio Turnover	28%		63%	46%	53%		40%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $0.01 per share.

20
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended March 31,
Class B Shares	2010		2009		2008		2007		2006

Net Asset Value, Beginning of the Period	$8.77		$13.24		$16.35		$17.30		$16.53

Net Investment Income/Loss (a)	(0.09)		0.02		(0.11)		(0.16)		(0.12)
Net Realized and Unrealized Gain/Loss	6.01		(4.44)		(1.36)		2.75		3.38

Total from Investment Operations	5.92		(4.42)		(1.47)		2.59		3.26

Less:
Distributions from Net Investment Income	-0-		0.01		-0-		-0-		-0-
Distributions from Net Realized Gain	-0-		0.04		1.64		3.54		2.49

Total Distributions	-0-		0.05		1.64		3.54		2.49

Net Asset Value, End of the Period	$14.69		$8.77		$13.24		$16.35		$17.30

Total Return (b)	67.50%	(c)	–33.39%	(c)	–9.64%	(c)	15.81%		21.19%
Net Assets at End of the Period (In millions)	$49.1		$38.0		$78.6		$115.1		$116.4
Ratio of Expenses to Average Net Assets	1.62%	(c)	1.51%	(c)	1.73%	(c)	2.08%		2.15%
Ratio of Net Investment Income/Loss to Average Net Assets	(0.78%	)(c)	0.16%	(c)	(0.68%	)(c)	(0.92%	)	(0.70%	)
Portfolio Turnover	28%		63%		46%		53%		40%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See Note 6 in the Notes to Financial Statements).

21
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended March 31,
Class C Shares	2010		2009	2008	2007		2006

Net Asset Value, Beginning of the Period	$8.72		$13.23	$16.38	$17.33		$16.55

Net Investment Loss (a)	(0.14)		(0.04)	(0.15)	(0.16)		(0.11)
Net Realized and Unrealized Gain/Loss	5.97		(4.43)	(1.36)	2.75		3.38

Total from Investment Operations	5.83		(4.47)	(1.51)	2.59		3.27
Less Distributions from Net Realized Gain	-0-		0.04	1.64	3.54		2.49

Net Asset Value, End of the Period	$14.55		$8.72	$13.23	$16.38		$17.33

Total Return (b)	66.86%		–33.76%	–9.95%	15.78%	(c)	21.23%	(c)
Net Assets at End of the Period (In millions)	$109.9		$50.5	$64.5	$42.7		$36.7
Ratio of Expenses to Average Net Assets	2.00%		2.10%	2.04%	2.07%	(c)	2.12%	(c)
Ratio of Net Investment Loss to Average Net Assets	(1.14%	)	(0.36% )	(0.95% )	(0.91%	)(c)	(0.67%	)(c)
Portfolio Turnover	28%		63%	46%	53%		40%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See Note 6 in the Notes to Financial Statements).

22
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

						August 12, 2005
						(Commencement of
	Year Ended March 31,					Operations) to
Class I Shares	2010		2009	2008	2007	March 31, 2006

Net Asset Value, Beginning of the Period	$9.63		$14.53	$17.66	$18.26	$18.68

Net Investment Income/Loss (a)	(0.02)		0.08	0.02	0.01	(0.01)
Net Realized and Unrealized Gain/Loss	6.61		(4.88)	(1.51)	2.93	2.08

Total from Investment Operations	6.59		(4.80)	(1.49)	2.94	2.07

Less:
Distributions from Net Investment Income	0.03		0.06	-0-	-0-	-0-
Distributions from Net Realized Gain	-0-		0.04	1.64	3.54	2.49

Total Distributions	0.03		0.10	1.64	3.54	2.49

Net Asset Value, End of the Period	$16.19		$9.63	$14.53	$17.66	$18.26

Total Return (b)	68.43%		–33.09%	–9.03%	16.96%	12.42% *
Net Assets at End of the Period (In millions)	$128.8		$32.4	$34.5	$8.8	$9.8
Ratio of Expenses to Average Net Assets	1.00%		1.09%	1.06%	1.07%	1.13%
Ratio of Net Investment Income/Loss to Average Net Assets	(0.13%	)	0.63%	0.12%	0.08%	(0.11% )
Portfolio Turnover	28%		63%	46%	53%	40%

*	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

23
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Notes to Financial Statements  ■  March 31, 2010

1. Significant Accounting Policies
Van Kampen Small Cap Value Fund (the “Fund”) is organized as a series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a diversified, open-end investment management company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek capital appreciation. The Fund commenced investment operations on June 21, 1999. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards CodificationTM (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted and listed securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use

24

Van Kampen Small Cap Value Fund
Notes to Financial Statements  ■  March 31, 2010  continued

in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expense Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended March 31, 2010, remains subject to examination by taxing authorities.

25

Van Kampen Small Cap Value Fund
Notes to Financial Statements  ■  March 31, 2010  continued

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against future realized capital gains. At March 31, 2010, the Fund had an accumulated capital loss carryforward for tax purposes of $20,309,610, which will expire according to the following schedule:

Amount	Expiration

$6,768,187	March 31, 2017
13,541,423	March 31, 2018

At March 31, 2010, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$790,370,178

Gross tax unrealized appreciation	$195,246,663
Gross tax unrealized depreciation	(24,622,103)

Net tax unrealized appreciation on investments	$170,624,560

F. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the years ended March 31, 2010 and 2009 were as follows:

	2010	2009

Distributions paid from:
Ordinary income	$298,399	$859,684
Long-term capital gain	-0-	1,413,894

	$298,399	$2,273,578

Permanent differences, primarily due to net operating loss, resulted in the following reclassifications among the Fund’s components of net assets at March 31, 2010:

Accumulated Undistributed	Accumulated Net
Net Investment Income	Realized Loss	Capital

$2,959,538	$(3,984)	$(2,955,554)

As of March 31, 2010, there were no distributable earnings on a tax basis.
Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies

26

Van Kampen Small Cap Value Fund
Notes to Financial Statements  ■  March 31, 2010  continued

against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. The unrealized gains and losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency translation on the Statement of Operations. Realized gains and losses on foreign currency transactions on the Statement of Operations include the net realized amount from the sale of the foreign currency and the amount realized between trade date and settlement date on security transactions.

H. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through May 18, 2010, the date the financial statements were effectively issued. Management has determined that other than the event described in Note 8, there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	0.670%
Next $500 million	0.645%
Over $1 billion	0.620%

For the year ended March 31, 2010, the Fund recognized expenses of approximately $16,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended March 31, 2010, the Fund recognized expenses of approximately $83,300 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2010, the Fund recognized expenses of approximately $479,000 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.

27

Van Kampen Small Cap Value Fund
Notes to Financial Statements  ■  March 31, 2010  continued

Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $89,400 are included in “Other” assets on the Statement of Assets and Liabilities at March 31, 2010. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500. Pursuant to the closing of the transaction as described in Note 8, the deferred compensation and retirement plans will be terminated and amounts owed to the trustees will be distributed.
For the year ended March 31, 2010, the Fund paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of the Adviser, totaling $23,526.
For the year ended March 31, 2010, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $188,700 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $62,800. Sales charges do not represent expenses of the Fund.

3. Capital Transactions
For the years ended March 31, 2010 and 2009, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	March 31, 2010		March 31, 2009
	Shares	Value	Shares	Value

Sales:
Class A	27,541,170	$376,723,681	14,711,727	$183,785,633
Class B	891,234	10,735,836	743,855	8,676,124
Class C	3,202,840	39,540,840	2,514,293	29,103,035
Class I	7,045,269	96,261,817	3,416,954	41,006,384

Total Sales	38,680,513	$523,262,174	21,386,829	$262,571,176

Dividend Reinvestment:
Class A	8,865	$123,227	135,356	$1,353,561
Class B	-0-	-0-	25,722	236,130
Class C	-0-	-0-	17,511	160,224
Class I	9,320	130,575	26,098	262,550

Total Dividend Reinvestment	18,185	$253,802	204,687	$2,012,465

28

Van Kampen Small Cap Value Fund
Notes to Financial Statements  ■  March 31, 2010  continued

	For The		For The
	Year Ended		Year Ended
	March 31, 2010		March 31, 2009
	Shares	Value	Shares	Value

Repurchases:
Class A	(8,998,750)	$(122,542,122)	(8,515,746)	$(99,288,738)
Class B	(1,873,703)	(23,018,865)	(2,380,146)	(27,030,544)
Class C	(1,440,939)	(17,329,365)	(1,618,764)	(16,633,785)
Class I	(2,465,579)	(33,647,723)	(2,450,688)	(28,546,639)

Total Repurchases	(14,778,971)	$(196,538,075)	(14,965,344)	$(171,499,706)

4. Redemption Fee
The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended March 31, 2010, the Fund received redemption fees of approximately $20,700, which are reported as part of “Cost of Shares Repurchased” on the Statements of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $458,282,242 and $167,292,344, respectively.

6. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $0 and $195,200 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Subsequent Event
On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments Inc., announced that it has reached a definitive agreement to sell substantially all of its retail asset

29

Van Kampen Small Cap Value Fund
Notes to Financial Statements  ■  March 31, 2010  continued

management business to Invesco Ltd. (“Invesco”). The transaction (“Transaction”) affects the part of the asset management business that advises funds, including the Van Kampen family of funds. The Transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.
Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund’s current investment advisory agreement with Van Kampen Asset Management, a subsidiary of Van Kampen Investments Inc., to terminate. In connection with the Transaction, the Fund’s Board of Trustees (the “Board”) has approved that the Fund be transitioned to the Invesco mutual fund platform by transferring the assets and liabilities of the Fund to a newly formed fund (the “Acquiring Fund”), advised by an affiliate of Invesco, that has substantially the same investment objective, principal investment strategies and risks as the Fund (the “Reorganization”). On May 11, 2010, the Reorganization was approved by the shareholders of the Fund at a special meeting of shareholders. If certain other conditions to closing of the Transaction are met, shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund. Upon completion of the proposed Reorganization, the Fund will dissolve pursuant to a plan of dissolution adopted by the Board.

9. Accounting Pronouncements
On January 21, 2010, the FASB issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchase, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009. However, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment to ASC 820 and the impact it will have on financial statement disclosures.

30

Van Kampen Small Cap Value Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Small Cap Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Small Cap Value Fund (the Fund) (one of the portfolios constituting the Van Kampen Equity Trust), as of March 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Small Cap Value Fund of the Van Kampen Equity Trust at March 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
May 18, 2010

31

Van Kampen Small Cap Value Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended March 31, 2010. For corporate shareholders 99.32% of the distributions qualify for the dividends received deduction. Certain ordinary dividends paid by the Fund may be subject to a maximum tax rate of 15%. The Fund intends to designate up to a maximum of $3,885,979 as taxed at a maximum rate of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

32

Van Kampen Small Cap Value Fund
Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

33

Van Kampen Small Cap Value Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Jerry D. Choate (71) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 1999	From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee, of Amgen Inc., a biotechnological company. Director since 1999 and member of the nominating and governance committee and compensation and executive committee, of Valero Energy Corporation, a crude oil refining and marketing company. Previously, from 2006 to 2007, Director and member of the compensation committee and audit committee, of H&R Block, a tax preparation services company.

Rod Dammeyer (69) CAC, LLC 4350 LaJolla Village Drive Suite 320 San Diego, CA 92122-1249	Trustee	Trustee since 2003	President of CAC, LLC, a private company offering capital investment and management advisory services. Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

34

Van Kampen Small Cap Value Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Linda Hutton Heagy (61) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 1999	Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations, Vice President of Northern Trust Company and an Associate at Price Waterhouse.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

35

Van Kampen Small Cap Value Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

R. Craig Kennedy (58) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 1999	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

36

Van Kampen Small Cap Value Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Howard J Kerr (74) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Retired. Previous member of the City Council and Mayor of Lake Forest, Illinois from 1988 through 2002. Previous business experience from 1981 through 1996 includes President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company, President and Chief Executive Officer of Grabill Aerospace, and President of Custom Technologies Corporation. United States Naval Officer from 1960 through 1981, with responsibilities including Commanding Officer of United States Navy destroyers and Commander of United States Navy Destroyer Squadron Thirty-Three, White House experience in 1973 through 1975 as military aide to Vice Presidents Agnew and Ford and Naval Aid to President Ford, and Military Fellow on the Council of Foreign Relations in 1978-through 1979.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

37

Van Kampen Small Cap Value Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Jack E. Nelson (74) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 1999	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (69) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

38

Van Kampen Small Cap Value Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (68) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 1999	Chief Communications Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council from 1989 to 1993. Prior to 1980, experience includes Partner of Coopers & Lybrand (from 1980 to 1989), Associate Director of the US Office of Management and Budget (from 1977 to 1980) and Program Director of the Urban Institute (from 1975 to 1977).	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Independent Director and audit committee chairperson of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Independent Director and member of audit and governance committees of Fluor Corp., a global engineering, construction and management company, since January 2004. Director of Intelligent Medical Devices, Inc., a private company which develops symptom-based diagnostic tools for viral respiratory infections. Advisory Board member of ExactCost LLC, a private company providing activity-based costing for hospitals, laboratories, clinics, and physicians, since 2008. Chairperson of the Board of Trustees of the Institute for Defense Analyses, a federally funded research and development center, since 2000. Trustee from 1992 to 2000 and 2002 to present, current chairperson of the finance committee, current member of the audit committee, strategic growth committee and executive committee, and former Chairperson of the Board of Trustees (from 1997 to 1999), of the German Marshall Fund of the United States, a public foundation. Lead Independent Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; Trustee since 2004. Chairperson of the Board of Trustees of the Colorado College; Trustee since 1995. Trustee of California Institute of Technology. Previously, Independent Director and member of audit committee and governance committee of Neurogen Corporation from 1998 to 2006; and Independent Director of Arbros Communications from 2000 to 2002.

39

Van Kampen Small Cap Value Fund
Trustees and Officers continued
Interested Trustees:*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Interested Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Wayne W. Whalen* (70) 155 North Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1999	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

40

Van Kampen Small Cap Value Fund
Trustees and Officers  continued

Officers
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Edward C. Wood III (54) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.
Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex. Secretary of Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp.

41

Van Kampen Small Cap Value Fund
Trustees and Officers continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

John L. Sullivan (54) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1999	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (48) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

42

Your Notes

Your Notes

Your Notes

Van Kampen Small Cap Value Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

(continued on next page)

Van Kampen Small Cap Value Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Small Cap Value Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

(continued on next page)

Van Kampen Small Cap Value Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

(continued on back)

Van Kampen Small Cap Value Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2010 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

78, 178, 278, 678
SCVANN 05/10
IU10-02049P-Y03/10

ANNUAL REPORT

March 31, 2010

MUTUAL FUNDS Van Kampen Value Opportunities Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Value Opportunities Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of March 31, 2010.

This material must be preceded or accompanied by a fund prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 3/31/10 (Unaudited)

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the Russell 1000® Value Index and the S&P 500® Index from 6/30/01 (first month-end after inception) through 3/31/10 Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares		I Shares
	since 6/25/01		since 6/25/01		since 6/25/01		since 3/23/05
		w/max		w/max		w/max
		5.75%		5.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	2.33%	1.64%	1.63%	1.63%	1.57%	1.57%	–0.23%

5-Year	–0.76	–1.94	–1.52	–1.75	–1.50	–1.50	–0.53

1-Year	54.55	45.58	53.40	48.40	53.42	52.42	54.98

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent per year of the fund’s average daily net assets for Class A shares and up to 1.00 percent per year of the fund’s average daily net assets for Class B and C shares. The since inception returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1,000,000, (ii) tax-exempt retirement plans with assets of at least $1,000,000 (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1,000,000, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Figures shown above assume reinvestment of all dividends and capital gains. Periods less than one year are not annualized.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Indices are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the 12-month period ended March 31, 2010

Market Conditions

In the 12-month period ended March 31, 2010, the stock market rallied strongly as concerns about the financial crisis and economic recession abated. Several factors helped the market rebound from depressed valuation levels:

•	The risk of an economic depression was substantially reduced as a number of key economic data points appeared to stabilize.

•	The financial system strengthened as some participants reduced leverage, substantially so in some cases. In addition, large capital raisings by various banks further improved the stability of the financial system.

•	Corporate earnings continued to exceed analysts’ expectations as aggressive cost-cutting measures helped bolster profit margins.

•	The Federal Reserve kept its target interest rate near zero through the end of the period and sounded more optimistic about the economy’s prospects.

However, unemployment rates remained high, serving as a persistent threat to the fragile recovery. The housing market also continued to experience weakness, with some tentative signs of stabilization by the end of the period.

While we have seen some improvements, we continue to believe the economy faces some real risks and challenges, with the greatest headwind coming from a prolonged period of reduced consumer spending. Paradoxically, while higher savings and lower spending rates may be positive for the economy over the long term, the trend is likely to dampen economic growth in the near term.

Performance Analysis

Van Kampen Value Opportunities Fund Class A and Class I shares outperformed and Class B and Class C shares underperformed the Russell 1000® Value Index (the “Index”), and all share classes outperformed the S&P 500® Index for the 12 months ended March 31, 2010, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended March 31, 2010

				Russell 1000®
Class A	Class B	Class C	Class I	Value Index	S&P 500® Index

54.55%	53.40%	53.42%	54.98%	53.56%	49.76%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

2

The main drivers of the Fund’s performance relative to the Index during the period were in the following sectors:

•	In the basic materials sector, an overweight and stock selection contributed positively to relative returns. Here, the Fund’s position in a paper company performed well after the company restructured its debt, strengthened its balance sheet, and benefited from synergies following an acquisition.

•	A significant underweight in the energy sector and stock selection there benefited relative performance. The sector as a whole broadly underperformed the Index during the period. During the year, we selectively added to energy stocks, mainly in the integrated oil industry, that we believed fit our investment criteria.

•	The consumer discretionary sector was also additive. Within the sector, the top performing holding was an apparel company with a dominant brand. Media stocks, which comprise the majority of the portfolio’s holdings in the sector, also bolstered relative gains as a turnaround in ad spending propelled these stocks’ prices.

•	However, the financials sector detracted from relative performance. Underperformance was driven by stock selection across a number of industries, including real estate, banks, diversified financials, and insurance companies.

Market Outlook

We continued to position the Fund from a bottom-up basis, selecting stocks that we believe have reasonable valuations relative to our assessment of fair value. As a result of this process, the portfolio’s largest exposures at the end of the period are in the insurance and media industries. Together, the two industries account for nearly one-third of the portfolio. We believe the media stocks held in the portfolio have attractive valuations, high free cash flow, and are likely to benefit from an improving advertising environment. By our analysis, insurance stocks have been trading at historically low valuations and have very conservative balance sheets. While these stocks have been held back recently by a contraction in the underwriting cycle, we believe this is merely a short-term condition.

At year end, relative to the Index, the Fund held overweight positions in consumer discretionary, health care, consumer staples, technology and financials. The Fund was underweight in energy, industrials, telecommunications services, and utilities. The basic materials sector represented a roughly equal weight with the Index.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Top 10 Holdings as of 3/31/10 (Unaudited)

Aspen Insurance Holdings Ltd.	5.5%
Comcast Corp., Class A	4.5
Flagstone Reinsurance Holdings Ltd.	4.5
Chubb Corp.	4.1
Viacom, Inc., Class B	3.9
Hanesbrands, Inc.	3.2
MeadWestvaco Corp.	3.1
Allied World Assurance Co. Holdings Ltd.	2.9
eBay, Inc.	2.9
Bank of America Corp.	2.8

Summary of Investments by Industry Classification as of 3/31/10 (Unaudited)

Property & Casualty Insurance	15.1%
Pharmaceuticals	7.1
Integrated Oil & Gas	6.3
Paper Products	5.6
Movies & Entertainment	5.3
Broadcasting & Cable TV	4.5
Reinsurance	4.5
Integrated Telecommunication Services	3.6
Apparel, Accessories & Luxury Goods	3.2
Life & Health Insurance	3.0
Packaged Foods & Meats	3.0
Internet Software & Services	2.9
Other Diversified Financial Services	2.8
Hypermarkets & Super Centers	2.2
Asset Management & Custody Banks	1.8
Oil & Gas Equipment & Services	1.6
Semiconductors	1.5
Industrial Conglomerates	1.4
Managed Health Care	1.4
Drug Retail	1.3
Department Stores	1.3
Electronic Equipment Manufacturers	1.3
Diversified Banks	1.3
Household Products	1.2
Broadcasting—Diversified	1.2
Soft Drinks	1.2
Communications Equipment	1.1
Health Care Distributors	1.1
Computer Hardware	1.0
Electrical Components & Equipment	0.9
Investment Banking & Brokerage	0.9
Aluminum	0.8
Wireless Telecommunication Services	0.8

Total Long-Term Investments	92.2
Total Repurchase Agreements	7.9

Total Investments	100.1
Liabilities in Excess of Other Assets	(0.1)

Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

5

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

6

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/09 - 3/31/10.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	10/1/09	3/31/10	10/1/09-3/31/10

Class A
Actual	$1,000.00	$1,106.11	$7.19
Hypothetical	1,000.00	1,018.10	6.89
(5% annual return before expenses)

Class B
Actual	1,000.00	1,102.89	11.11
Hypothetical	1,000.00	1,014.36	10.65
(5% annual return before expenses)

Class C
Actual	1,000.00	1,103.04	11.06
Hypothetical	1,000.00	1,014.41	10.60
(5% annual return before expenses)

Class I
Actual	1,000.00	1,108.63	5.89
Hypothetical	1,000.00	1,019.35	5.64
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.37%, 2.12%, 2.11% and 1.12% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The expense ratio for Class C reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

7

Van Kampen Value Opportunities Fund
Portfolio of Investments  ■  March 31, 2010

	Number of
Description	Shares	Value

Common Stocks 92.2%
Aluminum 0.8%
Alcoa, Inc.	70,800	$1,008,192

Apparel, Accessories & Luxury Goods 3.2%
Hanesbrands, Inc. (a)	139,900	3,892,018

Asset Management & Custody Banks 1.8%
Bank of New York Mellon Corp.	70,683	2,182,691

Broadcasting & Cable TV 4.5%
Comcast Corp., Class A	293,368	5,521,186

Broadcasting—Diversified 1.2%
Time Warner Cable, Inc.	27,309	1,455,843

Communications Equipment 1.1%
Cisco Systems, Inc. (a)	53,000	1,379,590

Computer Hardware 1.0%
Dell, Inc. (a)	78,819	1,183,073

Department Stores 1.3%
Macy’s, Inc.	72,410	1,576,366

Diversified Banks 1.3%
Wells Fargo & Co.	49,600	1,543,552

Drug Retail 1.3%
CVS Caremark Corp.	45,000	1,645,200

Electrical Components & Equipment 0.9%
Emerson Electric Co.	22,500	1,132,650

Electronic Equipment Manufacturers 1.3%
Cognex Corp.	85,000	1,571,650

Health Care Distributors 1.1%
Cardinal Health, Inc.	35,600	1,282,668

Household Products 1.2%
Procter & Gamble Co.	23,900	1,512,153

Hypermarkets & Super Centers 2.2%
Wal-Mart Stores, Inc.	48,500	2,696,600

Industrial Conglomerates 1.4%
General Electric Co.	93,300	1,698,060

8
See Notes to Financial Statements

Van Kampen Value Opportunities Fund
Portfolio of Investments  ■  March 31, 2010  continued

	Number of
Description	Shares	Value

Integrated Oil & Gas 6.3%
BP PLC—ADR (United Kingdom)	23,500	$1,341,145
Chevron Corp.	35,800	2,714,714
ConocoPhillips	44,900	2,297,533
Total SA—ADR (France)	22,400	1,299,648

		7,653,040

Integrated Telecommunication Services 3.6%
AT&T, Inc.	71,100	1,837,224
Verizon Communications, Inc.	83,800	2,599,476

		4,436,700

Internet Software & Services 2.9%
eBay, Inc. (a)	131,900	3,554,705

Investment Banking & Brokerage 0.9%
Goldman Sachs Group, Inc.	6,500	1,109,095

Life & Health Insurance 3.0%
MetLife, Inc.	51,900	2,249,346
Primerica, Inc. (a)	900	13,500
Torchmark Corp.	26,600	1,423,366

		3,686,212

Managed Health Care 1.4%
UnitedHealth Group, Inc.	51,100	1,669,437

Movies & Entertainment 5.3%
Time Warner, Inc.	54,000	1,688,580
Viacom, Inc., Class B (a)	140,400	4,826,952

		6,515,532

Oil & Gas Equipment & Services 1.6%
Halliburton Co.	66,100	1,991,593

Other Diversified Financial Services 2.8%
Bank of America Corp.	192,400	3,434,340

Packaged Foods & Meats 3.0%
Kraft Foods, Inc., Class A	58,500	1,769,040
Unilever NV (Netherlands)	61,700	1,860,872

		3,629,912

Paper Products 5.6%
International Paper Co.	126,132	3,104,108
MeadWestvaco Corp.	148,700	3,799,285

		6,903,393

Pharmaceuticals 7.1%
Abbott Laboratories	16,500	869,220
Bristol-Myers Squibb Co.	78,173	2,087,219
Eli Lilly & Co.	22,600	818,572

9
See Notes to Financial Statements

Van Kampen Value Opportunities Fund
Portfolio of Investments  ■  March 31, 2010  continued

	Number of
Description	Shares	Value

Pharmaceuticals (Continued)
Merck & Co., Inc.	76,412	$2,853,988
Pfizer, Inc.	119,745	2,053,627

		8,682,626

Property & Casualty Insurance 15.1%
Allied World Assurance Co. Holdings Ltd. (Bermuda)	80,100	3,592,485
Aspen Insurance Holdings Ltd. (Bermuda)	233,000	6,719,720
Chubb Corp.	96,000	4,977,600
Travelers Cos., Inc.	59,900	3,231,006

		18,520,811

Reinsurance 4.5%
Flagstone Reinsurance Holdings Ltd. (Bermuda)	477,000	5,466,420

Semiconductors 1.5%
Intel Corp.	83,900	1,867,614

Soft Drinks 1.2%
Coca-Cola Co.	26,100	1,435,500

Wireless Telecommunication Services 0.8%
Vodafone Group PLC—ADR (United Kingdom)	42,700	994,483

Total Long-Term Investments 92.2% (Cost $109,241,096)		112,832,905

Repurchase Agreements 7.9%
Banc of America Securities ($1,678,883 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 03/31/10, to be sold on 04/01/10 at $1,678,883)		1,678,883
JPMorgan Chase & Co. ($8,045,763 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 03/31/10, to be sold on 04/01/10 at $8,045,766)		8,045,763
State Street Bank & Trust Co. ($354 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 03/31/10, to be sold on 04/01/10 at $354)		354

Total Repurchase Agreements 7.9% (Cost $9,725,000)		9,725,000

Total Investments 100.1% (Cost $118,966,096)		122,557,905

Liabilities in Excess of Other Assets (0.1%)		(133,434)

Net Assets 100.0%		$122,424,471

10
See Notes to Financial Statements

Van Kampen Value Opportunities Fund
Portfolio of Investments  ■  March 31, 2010  continued

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.

ADR—American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of March 31, 2010 in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs	Total

Investments in an Asset Position:
Common Stocks
Aluminum	$1,008,192	$—	$—	$1,008,192
Apparel, Accessories & Luxury Goods	3,892,018	—	—	3,892,018
Asset Management & Custody Banks	2,182,691	—	—	2,182,691
Broadcasting—Diversified	1,455,843	—	—	1,455,843
Broadcasting & Cable TV	5,521,186	—	—	5,521,186
Communications Equipment	1,379,590	—	—	1,379,590
Computer Hardware	1,183,073	—	—	1,183,073
Department Stores	1,576,366	—	—	1,576,366
Diversified Banks	1,543,552	—	—	1,543,552
Drug Retail	1,645,200	—	—	1,645,200
Electrical Components & Equipment	1,132,650	—	—	1,132,650
Electronic Equipment Manufacturers	1,571,650	—	—	1,571,650
Health Care Distributors	1,282,668	—	—	1,282,668
Household Products	1,512,153	—	—	1,512,153
Hypermarkets & Super Centers	2,696,600	—	—	2,696,600
Industrial Conglomerates	1,698,060	—	—	1,698,060
Integrated Oil & Gas	7,653,040	—	—	7,653,040
Integrated Telecommunication Services	4,436,700	—	—	4,436,700
Internet Software & Services	3,554,705	—	—	3,554,705
Investment Banking & Brokerage	1,109,095	—	—	1,109,095
Life & Health Insurance	3,686,212	—	—	3,686,212
Managed Health Care	1,669,437	—	—	1,669,437
Movies & Entertainment	6,515,532	—	—	6,515,532
Oil & Gas Equipment & Services	1,991,593	—	—	1,991,593
Other Diversified Financial Services	3,434,340	—	—	3,434,340
Packaged Foods & Meats	3,629,912	—	—	3,629,912
Paper Products	6,903,394	—	—	6,903,394
Pharmaceuticals	8,682,626	—	—	8,682,626
Property & Casualty Insurance	18,520,811	—	—	18,520,811
Reinsurance	5,466,420	—	—	5,466,420

11
See Notes to Financial Statements

Van Kampen Value Opportunities Fund
Portfolio of Investments  ■  March 31, 2010  continued

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs	Total

Semiconductors	$1,867,614	$—	$—	$1,867,614
Soft Drinks	1,435,500	—	—	1,435,500
Wireless Telecommunication Services	994,483	—	—	994,483
Repurchase Agreements	—	9,725,000	—	9,725,000

Total Investments in an Asset Position	$112,832,905	$9,725,000	$—	$122,557,905

12
See Notes to Financial Statements

Van Kampen Value Opportunities Fund
Financial Statements

Statement of Assets and Liabilities
March 31, 2010

Assets:
Total Investments (Cost $118,966,096)	$122,557,905
Cash	709
Receivables:
Dividends	184,359
Investments Sold	147,922
Fund Shares Sold	49,768
Interest	3
Other	62,586

Total Assets	123,003,252

Liabilities:
Payables:
Fund Shares Repurchased	171,434
Investment Advisory Fee	77,090
Distributor and Affiliates	50,684
Investments Purchased	13,500
Trustees’ Deferred Compensation and Retirement Plans	156,591
Accrued Expenses	109,482

Total Liabilities	578,781

Net Assets	$122,424,471

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$182,886,884
Net Unrealized Appreciation	3,591,809
Accumulated Undistributed Net Investment Income	60,708
Accumulated Net Realized Loss	(64,114,930)

Net Assets	$122,424,471

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $53,982,832 and 6,028,947 shares of beneficial interest issued and outstanding)	$8.95
Maximum sales charge (5.75%* of offering price)	0.55

Maximum offering price to public	$9.50

Class B Shares:
Net asset value and offering price per share (Based on net assets of $8,629,225 and 981,249 shares of beneficial interest issued and outstanding)	$8.79

Class C Shares:
Net asset value and offering price per share (Based on net assets of $9,337,088 and 1,064,094 shares of beneficial interest issued and outstanding)	$8.77

Class I Shares:
Net asset value and offering price per share (Based on net assets of $50,475,326 and 5,644,610 shares of beneficial interest issued and outstanding)	$8.94

*	On sales of $50,000 or more, the sales charge will be reduced.

13
See Notes to Financial Statements

Van Kampen Value Opportunities Fund
Financial Statements  continued

Statement of Operations
For the Year Ended March 31, 2010

Investment Income:
Dividends (Net of foreign withholding taxes of $15,777)	$2,483,618
Interest	11,592

Total Income	2,495,210

Expenses:
Investment Advisory Fee	866,034
Distribution (12b-1) and Service Fees
Class A	129,983
Class B	92,745
Class C	90,179
Transfer Agent Fees	244,107
Registration Fees	58,032
Professional Fees	49,409
Accounting and Administrative Expenses	48,794
Reports to Shareholders	48,439
Trustees’ Fees and Related Expenses	32,682
Custody	13,363
Other	17,968

Total Expenses	1,691,735

Net Investment Income	$803,475

Realized and Unrealized Gain/Loss:
Net Realized Gain	$2,996,275

Unrealized Appreciation/Depreciation:
Beginning of the Period	(41,316,209)
End of the Period	3,591,809

Net Unrealized Appreciation During the Period	44,908,018

Net Realized and Unrealized Gain	$47,904,293

Net Increase in Net Assets From Operations	$48,707,768

14
See Notes to Financial Statements

Van Kampen Value Opportunities Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	March 31, 2010	March 31, 2009

From Investment Activities:
Operations:
Net Investment Income	$803,475	$1,542,598
Net Realized Gain/Loss	2,996,275	(62,400,998)
Net Unrealized Appreciation/Depreciation During the Period	44,908,018	(10,122,202)

Change in Net Assets from Operations	48,707,768	(70,980,602)

Distributions from Net Investment Income:
Class A Shares	(459,248)	(622,186)
Class B Shares	-0-	-0-
Class C Shares	(23,017)	(15,737)
Class I Shares	(509,224)	(643,534)

Total Distributions	(991,489)	(1,281,457)

Net Change in Net Assets from Investment Activities	47,716,279	(72,262,059)

From Capital Transactions:
Proceeds from Shares Sold	30,790,649	76,441,444
Net Asset Value of Shares Issued Through Dividend Reinvestment	974,589	1,258,146
Cost of Shares Repurchased	(52,925,364)	(116,220,232)

Net Change in Net Assets from Capital Transactions	(21,160,126)	(38,520,642)

Total Increase/Decrease in Net Assets	26,556,153	(110,782,701)
Net Assets:
Beginning of the Period	95,868,318	206,651,019

End of the Period (Including accumulated undistributed net investment income of $60,708 and $245,643, respectively)	$122,424,471	$95,868,318

15
See Notes to Financial Statements

Van Kampen Value Opportunities Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended March 31,
Class A Shares	2010	2009	2008	2007	2006

Net Asset Value, Beginning of the Period	$5.84	$9.77	$13.11	$12.45	$12.24

Net Investment Income (a)	0.06	0.09	0.09	0.13	0.10
Net Realized and Unrealized Gain/Loss	3.12	(3.94)	(2.29)	1.47	1.22

Total from Investment Operations	3.18	(3.85)	(2.20)	1.60	1.32

Less:
Distributions from Net Investment Income	0.07	0.08	0.07	0.13	0.07
Distributions from Net Realized Gain	-0-	-0-	1.07	0.81	1.04

Total Distributions	0.07	0.08	1.14	0.94	1.11

Net Asset Value, End of the Period	$8.95	$5.84	$9.77	$13.11	$12.45

Total Return (b)	54.55%	–39.47%	–18.06%	13.02%	11.11%
Net Assets at End of the Period (In millions)	$54.0	$43.2	$112.1	$206.3	$171.7
Ratio of Expenses to Average Net Assets	1.44%	1.41%	1.28%	1.28%	1.38%
Ratio of Net Investment Income to Average Net Assets	0.72%	1.11%	0.69%	1.05%	0.80%
Portfolio Turnover	13%	34%	54%	60%	56%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

16
See Notes to Financial Statements

Van Kampen Value Opportunities Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended March 31,
Class B Shares	2010		2009	2008	2007	2006

Net Asset Value, Beginning of the Period	$5.73		$9.54	$12.85	$12.22	$12.07

Net Investment Income/Loss (a)	(0.00	)(b)	0.03	(0.01)	0.04	0.01
Net Realized and Unrealized Gain/Loss	3.06		(3.84)	(2.23)	1.44	1.18

Total from Investment Operations	3.06		(3.81)	(2.24)	1.48	1.19

Less:
Distributions from Net Investment Income	-0-		-0-	-0-	0.04	-0-
Distributions from Net Realized Gain	-0-		-0-	1.07	0.81	1.04

Total Distributions	-0-		-0-	1.07	0.85	1.04

Net Asset Value, End of the Period	$8.79		$5.73	$9.54	$12.85	$12.22

Total Return (c)	53.40%		–39.94%	–18.70%	12.24%	10.18%
Net Assets at End of the Period (In millions)	$8.6		$9.1	$24.6	$34.4	$35.5
Ratio of Expenses to Average Net Assets	2.19%		2.17%	2.04%	2.04%	2.13%
Ratio of Net Investment Income/Loss to Average Net Assets	(0.03%	)	0.34%	(0.05% )	0.30%	0.05%
Portfolio Turnover	13%		34%	54%	60%	56%

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

17
See Notes to Financial Statements

Van Kampen Value Opportunities Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended March 31,
Class C Shares	2010		2009		2008		2007	2006

Net Asset Value, Beginning of the Period	$5.73		$9.55		$12.86		$12.22	$12.07

Net Investment Income/Loss (a)	(0.00	)(b)	0.03		(0.00	)(b)	0.04	0.01
Net Realized and Unrealized Gain/Loss	3.06		(3.84)		(2.24)		1.44	1.18

Total from Investment Operations	3.06		(3.81)		(2.24)		1.48	1.19

Less:
Distributions from Net Investment Income	0.02		0.01		-0-		0.03	-0-
Distributions from Net Realized Gain	-0-		-0-		1.07		0.81	1.04

Total Distributions	0.02		0.01		1.07		0.84	1.04

Net Asset Value, End of the Period	$8.77		$5.73		$9.55		$12.86	$12.22

Total Return (c)	53.42%	(d)	–39.90%	(d)	–18.69%	(d)	12.24%	10.18%
Net Assets at End of the Period (In millions)	$9.3		$7.8		$19.1		$30.5	$27.5
Ratio of Expenses to Average Net Assets	2.18%	(d)	2.10%	(d)	2.03%	(d)	2.04%	2.13%
Ratio of Net Investment Income/Loss to Average Net Assets	(0.02%	)(d)	0.43%	(d)	(0.04%	)(d)	0.29%	0.05%
Portfolio Turnover	13%		34%		54%		60%	56%

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 5).

18
See Notes to Financial Statements

Van Kampen Value Opportunities Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended March 31,
Class I Shares	2010	2009	2008	2007	2006

Net Asset Value, Beginning of the Period	$5.83	$9.77	$13.13	$12.46	$12.24

Net Investment Income (a)	0.07	0.11	0.11	0.17	0.13
Net Realized and Unrealized Gain/Loss	3.13	(3.94)	(2.28)	1.46	1.21

Total from Investment Operations	3.20	(3.83)	(2.17)	1.63	1.34

Less:
Distributions from Net Investment Income	0.09	0.11	0.12	0.15	0.08
Distributions from Net Realized Gain	-0-	-0-	1.07	0.81	1.04

Total Distributions	0.09	0.11	1.19	0.96	1.12

Net Asset Value, End of the Period	$8.94	$5.83	$9.77	$13.13	$12.46

Total Return (b)	54.98%	–39.30%	–17.91%	13.28%	11.33%
Net Assets at End of the Period (In millions)	$50.5	$35.8	$50.8	$0.2	$3.0
Ratio of Expenses to Average Net Assets (c)	1.19%	1.17%	1.07%	1.08%	1.13%
Ratio of Net Investment Income to Average Net Assets	0.96%	1.41%	1.03%	1.39%	1.02%
Portfolio Turnover	13%	34%	54%	60%	56%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by 0.01% for the year ended March 31, 2008.

19
See Notes to Financial Statements

Van Kampen Value Opportunities Fund
Notes to Financial Statements  ■  March 31, 2010

1. Significant Accounting Policies
Van Kampen Value Opportunities Fund (the “Fund”) is organized as a separate diversified series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a diversified, open-end investment management company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek capital growth and income. The Fund commenced investment operations on June 25, 2001. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards CodificationTM (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the

20

Van Kampen Value Opportunities Fund
Notes to Financial Statements  ■  March 31, 2010  continued

reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service. Generally, each of the tax years in the four year period ended March 31, 2010, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At March 31, 2010, the Fund had an

21

Van Kampen Value Opportunities Fund
Notes to Financial Statements  ■  March 31, 2010  continued

accumulated capital loss carryforward for tax purposes of $63,926,089, which will expire according to the following schedule:

Amount	Expiration

$50,295,653	March 31, 2017
13,630,436	March 31, 2018

At March 31, 2010, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$119,154,937

Gross tax unrealized appreciation	$14,125,722
Gross tax unrealized depreciation	(10,722,754)

Net tax unrealized appreciation on investments	$3,402,968

F. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the years ended March 31, 2010 and 2009 were as follows:

	2010	2009

Distributions paid from:
Ordinary Income	$991,489	$1,281,457

Permanent differences, primarily due to the Fund’s investments in other regulated investment companies, resulted in the following reclassifications among the Fund’s components of net assets at March 31, 2010:

Accumulated Undistributed	Accumulated
Net Investment Income	Net Realized Gain	Capital

$3,079	$(3,079)	$-0-

As of March 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$215,945

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

G. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through May 18, 2010, the date the financial statements were effectively issued. Management has determined that other than the event described in note 7, there are no

22

Van Kampen Value Opportunities Fund
Notes to Financial Statements  ■  March 31, 2010  continued

material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	0.75%
Next $500 million	0.70%
Over $1 billion	0.65%

For the year ended March 31, 2010, the Fund recognized expenses of approximately $3,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended March 31, 2010, the Fund recognized expenses of approximately $40,200 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2010, the Fund recognized expenses of approximately $83,600 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $62,000 are included in “Other” assets on the Statement of Assets and Liabilities at March 31, 2010. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500. Pursuant to the closing of the transaction as described in Note 7, the deferred compensation and retirement plans will be terminated and amounts owed to the trustees will be distributed.

23

Van Kampen Value Opportunities Fund
Notes to Financial Statements  ■  March 31, 2010  continued

For the year ended March 31, 2010, the Fund paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of the Adviser, totaling $5,397.
For the year ended March 31, 2010, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund’s Class A Shares of approximately $11,900 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $18,800. Sales charges do not represent expenses of the Fund.

3. Capital Transactions
For the years ended March 31, 2010 and 2009, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	March 31, 2010		March 31, 2009
	Shares	Value	Shares	Value

Sales:
Class A	948,562	$7,100,530	1,536,767	$11,232,376
Class B	114,806	839,372	163,455	1,257,111
Class C	140,769	1,072,803	248,556	1,936,391
Class I	2,880,210	21,777,944	8,526,944	62,015,566

Total Sales	4,084,347	$30,790,649	10,475,722	$76,441,444

Dividend Reinvestment:
Class A	53,177	$447,219	97,563	$600,016
Class B	-0-	-0-	-0-	-0-
Class C	2,643	21,832	2,413	14,596
Class I	60,255	505,538	104,810	643,534

Total Dividend Reinvestment	116,075	$974,589	204,786	$1,258,146

Repurchases:
Class A	(2,367,265)	$(18,314,870)	(5,720,285)	$(44,449,409)
Class B	(721,305)	(5,275,163)	(1,153,017)	(8,561,048)
Class C	(438,982)	(3,340,795)	(893,613)	(6,761,095)
Class I	(3,437,230)	(25,994,536)	(7,690,893)	(56,448,680)

Total Repurchases	(6,964,782)	$(52,925,364)	(15,457,808)	$(116,220,232)

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $13,297,375 and $35,115,428, respectively.

5. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

24

Van Kampen Value Opportunities Fund
Notes to Financial Statements  ■  March 31, 2010  continued

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $43,300 for Class B Shares. All distribution expenses incurred by the Distributor have been reimbursed by the Fund for Class C Shares, which has resulted in a reduced distribution fee for Class C Shares. These amounts may be recovered for future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

6. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Subsequent Events
On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments Inc., announced that it has reached a definitive agreement to sell all of its retail asset management business to Invesco Ltd. (“Invesco”). The transaction (the “Transaction”) affects the part of the asset management business that advises funds, including the Van Kampen family of funds. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in mid-2010.
Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund’s current investment advisory agreement with Van Kampen Asset Management, a subsidiary of Van Kampen Investments Inc., to terminate. In connection with the Transaction, the Fund’s Board of Trustees (the “Board”) has approved that the Fund be transitioned to the Invesco mutual fund platform by transferring the assets and liabilities of the Fund to a newly formed fund (the “Acquiring Fund”), advised by an affiliate of Invesco, that has substantially the same investment objective, principal investment strategies and risks as the Fund (the “Reorganization”). On May 11, 2010, the Reorganization was approved by the shareholders of the Fund at a special meeting of shareholders. If certain other conditions to closing of the Transaction are met, shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund. Upon completion of the proposed Reorganization, the Fund will dissolve pursuant to a plan of dissolution adopted by the Board.

8. Accounting Pronouncement
On January 21, 2010, the FASB issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009. However, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment to ASC 820 and the impact it will have on financial statement disclosures.

25

Van Kampen Value Opportunities Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Value Opportunities Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Value Opportunities Fund (the Fund) (one of the portfolios constituting the Van Kampen Equity Trust), as of March 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Value Opportunities Fund of the Van Kampen Equity Trust at March 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
May 18, 2010

26

Van Kampen Value Opportunities Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended March 31, 2010. For corporate shareholders 100.00% of the distributions qualify for the dividends received deductions. Certain dividends paid by the Fund may be subject to the maximum tax rate of 15%. The Fund intends to designate up to maximum of $2,222,398 as taxed at a maximum rate of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

27

Van Kampen Value Opportunities Fund
Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

28

Van Kampen Value Opportunities Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Jerry D. Choate (71) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 2001	From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee, of Amgen Inc., a biotechnological company. Director since 1999 and member of the nominating and governance committee and compensation and executive committee, of Valero Energy Corporation, a crude oil refining and marketing company. Previously, from 2006 to 2007, Director and member of the compensation committee and audit committee, of H&R Block, a tax preparation services company.

Rod Dammeyer (69) CAC, LLC 4350 LaJolla Village Drive Suite 320 San Diego, CA 92122-1249	Trustee	Trustee since 2003	President of CAC, LLC, a private company offering capital investment and management advisory services. Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

29

Van Kampen Value Opportunities Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Linda Hutton Heagy (61) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 2001	Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations, Vice President of Northern Trust Company and an Associate at Price Waterhouse.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

30

Van Kampen Value Opportunities Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

R. Craig Kennedy (58) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 2001	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

31

Van Kampen Value Opportunities Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Howard J Kerr (74) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Retired. Previous member of the City Council and Mayor of Lake Forest, Illinois from 1988 through 2002. Previous business experience from 1981 through 1996 includes President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company, President and Chief Executive Officer of Grabill Aerospace, and President of Custom Technologies Corporation. United States Naval Officer from 1960 through 1981, with responsibilities including Commanding Officer of United States Navy destroyers and Commander of United States Navy Destroyer Squadron Thirty-Three, White House experience in 1973 through 1975 as military aide to Vice Presidents Agnew and Ford and Naval Aid to President Ford, and Military Fellow on the Council of Foreign Relations in 1978-through 1979.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

32

Van Kampen Value Opportunities Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Jack E. Nelson (74) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 2001	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (69) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

33

Van Kampen Value Opportunities Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (68) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 2001	Chief Communications Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council from 1989 to 1993. Prior to 1980, experience includes Partner of Coopers & Lybrand (from 1980 to 1989), Associate Director of the US Office of Management and Budget (from 1977 to 1980) and Program Director of the Urban Institute (from 1975 to 1977).	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Independent Director and audit committee chairperson of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Independent Director and member of audit and governance committees of Fluor Corp., a global engineering, construction and management company, since January 2004. Director of Intelligent Medical Devices, Inc., a private company which develops symptom-based diagnostic tools for viral respiratory infections. Advisory Board member of ExactCost LLC, a private company providing activity-based costing for hospitals, laboratories, clinics, and physicians, since 2008. Chairperson of the Board of Trustees of the Institute for Defense Analyses, a federally funded research and development center, since 2000. Trustee from 1992 to 2000 and 2002 to present, current chairperson of the finance committee, current member of the audit committee, strategic growth committee and executive committee, and former Chairperson of the Board of Trustees (from 1997 to 1999), of the German Marshall Fund of the United States, a public foundation. Lead Independent Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; Trustee since 2004. Chairperson of the Board of Trustees of the Colorado College; Trustee since 1995. Trustee of California Institute of Technology. Previously, Independent Director and member of audit committee and governance committee of Neurogen Corporation from 1998 to 2006; and Independent Director of Arbros Communications from 2000 to 2002.

34

Van Kampen Value Opportunities Fund
Trustees and Officers continued
Interested Trustees:*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Interested Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Wayne W. Whalen* (70) 155 North Wacker Drive Chicago, IL 60606	Trustee	Trustee since 2001	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

35

Van Kampen Value Opportunities Fund
Trustees and Officers  continued

Officers
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Edward C. Wood III (54) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.
Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex. Secretary of Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp.

36

Van Kampen Value Opportunities Fund
Trustees and Officers continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

John L. Sullivan (54) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 2001	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (48) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

37

Van Kampen Value Opportunities Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

(continued on next page)

Van Kampen Value Opportunities Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Value Opportunities Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

(continued on next page)

Van Kampen Value Opportunities Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

(continued on back)

Van Kampen Value Opportunities Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2010 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

57, 157, 257, 603
OPPANN 05/10
IU10-02009P-Y03/10

ANNUAL REPORT

March 31, 2010

MUTUAL FUNDS Van Kampen Leaders Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Leaders Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of March 31, 2010.

This material must be preceded or accompanied by a fund prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 3/31/10 (Unaudited)

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the S&P 500® Index, the Russell 1000® Value Index, the Barclays Capital U.S. Government/Credit Index and the MSCI EAFE Index from 2/28/2006 (first month-end after inception) through 3/31/2010. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares		I Shares
	since 2/27/06		since 2/27/06		since 2/27/06		since 2/27/06
		w/max		w/max		w/max
		5.75%		5.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charges	charges	charges	charges	charges	charges

Since Inception	–0.01%	–1.44%	–0.72%	–1.05%	–0.75%	–0.75%	0.26%

1-year	51.13	42.44	50.02	45.02	49.88	48.88	51.68

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent per year of the fund’s average daily net assets for Class A shares and up to 1.00 percent per year of the fund’s average daily net assets for Class B and C shares. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1,000,000, (ii) tax-exempt retirement plans with assets of at least $1,000,000 (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1,000,000, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund’s returns would have been lower. Periods of less than one year are not annualized.

The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy.

1

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership.

The Barclays Capital U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds.

The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the US & Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends.

The Indices are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

2

Fund Report
For the 12-month period ended March 31, 2010

Market Conditions

Following an unprecedented collapse in global economic activity in late 2008, the U.S. economy began a slow but steady healing process during the latter stages of 2009 and into 2010. Although fueled by massive government spending, it now appears that consumers and corporations alike benefited from this federal support. While job creation and lending activities have yet to post typical recoveries, manufacturing and services sectors are indeed experiencing rebounds akin to past cycles. Financial markets began to discount recovery a full year ago, as equities rallied, rates on government-issued debt climbed, and volatility collapsed. Commodity prices also began to recover, as copper, sugar and oil all appreciated from cycle lows.

International markets responded to the global economic cycle differently, depending on their level of sensitivity to the global credit and housing downturns. Generally, developed markets echoed U.S. patterns, while emerging markets experienced more typical recoveries. Europe, the United Kingdom and Japan all suffered recessions similar in severity to that in the U.S. and also benefited from unprecedented accommodation by monetary authorities. In Europe, significantly higher unemployment coupled with large budget deficits in southern countries have led to a less robust recovery than that experienced in the U.S., while the U.K. suffered most from the financial industry’s downturn.

The emerging markets, which include China, India, Latin America, Eastern Europe and Russia, fared better, as most economic growth rates declined but remained in positive territory. These equity markets, as one might expect, bottomed sooner and rallied further than developed markets this past year, in some cases to new all-time highs. In early 2010, the effects of stimulus and global recovery have combined to shift concerns to overheating, as inflation and property speculation are now forcing some monetary authorities to raise interest rates in an attempt to prevent inflation and control growth.

3

Performance Analysis

All share classes of Van Kampen Leaders Fund outperformed the S&P 500® Index and the Barclays Capital U.S. Government/Credit Index and underperformed the Russell 1000® Value Index and the MSCI EAFE Index for the 12 months ended March 31, 2010, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended March 31, 2010

					Russell	Barclays
				S&P	1000®	Capital U.S.	MSCI
				500®	Value	Government/	EAFE
Class A	Class B	Class C	Class I	Index	Index	Credit Index	Index

51.13%	50.02%	49.88%	51.68%	49.76%	53.56%	7.51%	54.44%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Outperformance during the period versus the S&P 500® Index was attributable to the Fund’s higher exposure to international equities. The Fund’s exposure to equities also drove outperformance relative to the Barclays Capital U.S. Government/Credit Index (a bond market index with no exposure to equities), as equity returns outpaced bond returns during the period. Conversely, underperformance versus the Russell 1000® Value Index and the MSCI EAFE Index was attributable to the Fund’s convertible securities exposure and comparatively lower international equity exposure, respectively.

Van Kampen Leaders Fund invests equally in three underlying Van Kampen funds—Van Kampen Comstock Fund, Van Kampen Equity and Income Fund and Van Kampen International Growth Fund. Underlying fund performance for the 12-month period ended March 31, 2010 varied, with Van Kampen International Growth Fund (+59.59 percent) outperforming both Van Kampen Comstock Fund (+57.84 percent) and Van Kampen Equity and Income Fund (+41.39 percent). International equity markets, relative to that of the U.S., outperformed during the period under review. (All performance references Class I shares, unadjusted for sales charges.)

4

Market Outlook

While it is difficult to project the trajectory of global economic activity in the wake of the 2008-2009 recession, some signs appear to be pointing to continued, gradual growth. In the U.S., it appears that the unemployment rate peaked late last year and has begun to decline. Manufacturers’ surveys are pointing to a more optimistic global outlook, while the housing market appears to have stabilized, albeit at extremely depressed levels. Outside the U.S., Europe appears to be benefiting from improving export activity, but the problems faced by southern countries do not appear to be going away any time soon. Japan has stabilized as well, and appears poised to gain from Asia’s robust recovery. Finally, China and India are attempting to manage to a “soft landing”, having sparked sharp recoveries and speculative cycles consistent with strong economic growth.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

5

Asset Allocation as of 3/31/10 (Unaudited)

Domestic Blend	33.1%
Primarily Domestic Equity	33.1
Primarily Foreign Equity	33.1

Total Long-Term Investments	99.3
Total Repurchase Agreements	1.0

Total Investments	100.3
Liabilities in Excess of Other Assets	(0.3)

Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell securities in the categories mentioned above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

6

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

7

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

8

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/09 - 3/31/10.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period

	10/1/09	3/31/10	10/1/09-3/31/10

Class A
Actual	$1,000.00	$1,087.84	$2.60
Hypothetical	1,000.00	1,022.44	2.52
(5% annual return before expenses)

Class B
Actual	1,000.00	1,085.17	6.50
Hypothetical	1,000.00	1,018.70	6.29
(5% annual return before expenses)

Class C
Actual	1,000.00	1,083.94	6.65
Hypothetical	1,000.00	1,018.55	6.44
(5% annual return before expenses)

Class I
Actual	1,000.00	1,090.43	1.30
Hypothetical	1,000.00	1,023.68	1.26
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50%, 1.25%, 1.28% and 0.25% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

9

Van Kampen Leaders Fund
Portfolio of Investments  ■  March 31, 2010

	Number of
Description	Shares	Value

Underlying Funds 99.3%
Affiliated Funds 99.3% (a)
Van Kampen Comstock Fund, Class I	5,101,714	$74,689,092
Van Kampen Equity and Income Fund, Class I	9,109,833	74,700,632
Van Kampen International Growth Fund, Class I (b)	4,596,857	74,515,048

Total Long-Term Investments 99.3% (Cost $234,919,418)		223,904,772

Repurchase Agreements 1.0%
Banc of America Securities ($373,066 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 03/31/10, to be sold on 04/01/10 at $373,066)		373,066
JPMorgan Chase & Co. ($1,787,855 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 03/31/10, to be sold on 04/01/10 at $1,787,856)		1,787,855
State Street Bank & Trust Co. ($79 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 03/31/10, to be sold on 04/01/10 at $79)		79

Total Repurchase Agreements 1.0% (Cost $2,161,000)		2,161,000

Total Investments 100.3% (Cost $237,080,418)		226,065,772

Liabilities in Excess of Other Assets (0.3%)		(659,397)

Net Assets 100.0%		$225,406,375

Percentages are calculated as a percentage of net assets.

(a)	See Note 2 in the Notes to the Financial Statements regarding investments in affiliated funds.

(b)	The Fund does not invest in the Underlying Affiliated Funds for the purpose of exercising management or control. At March 31, 2010, the Fund held the following position, which exceeded 5% of the Underlying Affiliated Fund’s shares outstanding:

Percent of
Underlying Affiliated Fund	Shares Held

Van Kampen International Growth Fund, Class I	8.01%

10
See Notes to Financial Statements

Van Kampen Leaders Fund
Portfolio of Investments  ■  March 31, 2010  continued

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of March 31, 2010 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investment	Quoted Prices	Observable Inputs	Inputs	Total

Investments in an Asset Position Underlying Funds
Affiliated Funds	$223,904,772	$—	$—	$223,904,772
Repurchase Agreements	—	2,161,000	—	2,161,000

Total Investments in an Asset Position	$223,904,772	$2,161,000	$—	$226,065,772

11
See Notes to Financial Statements

Van Kampen Leaders Fund
Financial Statements

Statement of Assets and Liabilities
March 31, 2010

Assets:
Investments in Underlying Affiliated Funds (Cost $234,919,418)	$223,904,772
Repurchase Agreements (Cost $2,161,000)	2,161,000
Cash	998
Receivables:
Fund Shares Sold	97,623
Expense Reimbursement from Adviser	5,227
Other	34,261

Total Assets	226,203,881

Liabilities:
Payables:
Fund Shares Repurchased	336,605
Distributor and Affiliates	120,150
Accrued Expenses	259,505
Trustees’ Deferred Compensation and Retirement Plans	81,246

Total Liabilities	797,506

Net Assets	$225,406,375

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$296,342,301
Accumulated Undistributed Net Investment Income	1,291,347
Net Unrealized Depreciation	(11,014,646)
Accumulated Net Realized Loss	(61,212,627)

Net Assets	$225,406,375

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $149,281,381 and 17,035,133 shares of beneficial interest issued and outstanding)	$8.76
Maximum sales charge (5.75%* of offering price)	0.53

Maximum offering price to public	$9.29

Class B Shares:
Net asset value and offering price per share (Based on net assets of $52,750,720 and 6,024,985 shares of beneficial interest issued and outstanding)	$8.76

Class C Shares:
Net asset value and offering price per share (Based on net assets of $23,173,204 and 2,647,462 shares of beneficial interest issued and outstanding)	$8.75

Class I Shares:
Net asset value and offering price per share (Based on net assets of $201,070 and 22,934 shares of beneficial interest issued and outstanding)	$8.77

*	On sales of $50,000 or more, the sales charge will be reduced.

12
See Notes to Financial Statements

Van Kampen Leaders Fund
Financial Statements  continued

Statement of Operations
For the Year Ended March 31, 2010

Investment Income:
Dividends From Underlying Affiliated Funds	$3,931,359
Interest	3,931

Total Income	3,935,290

Expenses:
Distribution (12b-1) and Service Fees
Class A	347,066
Class B	474,431
Class C	227,269
Transfer Agent Fees	772,296
Reports to Shareholders	69,797
Registration Fees	54,392
Accounting and Administrative Expenses	52,924
Professional Fees	47,160
Trustees’ Fees and Related Expenses	39,628
Custody	8,611
Other	21,803

Total Expenses	2,115,377
Expense Reduction	543,592

Net Expenses	1,571,785

Net Investment Income	$2,363,505

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Realized Loss on Sales of Underlying Affiliated Funds	$(15,584,650)

Net Realized Loss	(15,584,650)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(105,866,521)
End of the Period	(11,014,646)

Net Unrealized Appreciation During the Period	94,851,875

Net Realized and Unrealized Gain	$79,267,225

Net Increase in Net Assets From Operations	$81,630,730

13
See Notes to Financial Statements

Van Kampen Leaders Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	March 31, 2010	March 31, 2009

From Investment Activities:
Operations:
Net Investment Income	$2,363,505	$4,787,497
Net Realized Loss	(15,584,650)	(45,143,505)
Net Unrealized Appreciation/Depreciation During the Period	94,851,875	(80,078,095)

Change in Net Assets from Operations	81,630,730	(120,434,103)

Distributions from Net Investment Income:
Class A Shares	(2,529,549)	(2,988,076)
Class B Shares	(505,066)	(597,703)
Class C Shares	(244,114)	(358,308)
Class I Shares	(4,437)	(4,943)

	(3,283,166)	(3,949,030)

Distributions from Net Realized Gain:
Class A Shares	-0-	(6,660,766)
Class B Shares	-0-	(2,169,362)
Class C Shares	-0-	(1,268,280)
Class I Shares	-0-	(9,603)

	-0-	(10,108,011)

Total Distributions	(3,283,166)	(14,057,041)

Net Change in Net Assets from Investment Activities	78,347,564	(134,491,144)

From Capital Transactions:
Proceeds from Shares Sold	28,506,685	60,691,006
Net Asset Value of Shares Issued Through Dividend Reinvestment	3,226,303	13,746,757
Cost of Shares Repurchased	(50,094,052)	(82,868,644)

Net Change in Net Assets from Capital Transactions	(18,361,064)	(8,430,881)

Total Increase/Decrease in Net Assets	59,986,500	(142,922,025)
Net Assets:
Beginning of the Period	165,419,875	308,341,900

End of the Period (Including accumulated undistributed net investment income of $1,291,347 and $2,210,051, respectively)	$225,406,375	$165,419,875

14
See Notes to Financial Statements

Van Kampen Leaders Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

						February 27, 2006
						(Commencement
	Year Ended March 31,					of Operations) to
Class A Shares	2010	2009	2008	2007		March 31, 2006

Net Asset Value, Beginning of the Period	$5.90	$10.49	$11.26	$10.08		$10.00

Net Investment Income (a)	0.11	0.19	0.16	0.16		0.01
Net Realized and Unrealized Gain/Loss	2.89	(4.25)	(0.68)	1.18		0.07

Total from Investment Operations	3.00	(4.06)	(0.52)	1.34		0.08

Less:
Distributions from Net Investment Income	0.14	0.16	0.15	0.16		-0-
Distributions from Net Realized Gain	-0-	0.37	0.10	0.00	(e)	-0-

Total Distributions	0.14	0.53	0.25	0.16		-0-

Net Asset Value, End of the Period	$8.76	$5.90	$10.49	$11.26		$10.08

Total Return* (b)	51.13%	–39.27%	–4.77%	13.47%		0.80% **
Net Assets at End of the Period (In millions)	$149.3	$109.9	$201.4	$130.9		$5.0
Ratio of Expenses to Average Net Assets* (c) (d)	0.50%	0.50%	0.50%	0.51%		0.50%
Ratio of Net Investment Income to Average Net Assets* (c)	1.38%	2.21%	1.42%	1.51%		2.50%
Portfolio Turnover	9%	21%	3%	0%		0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	0.76%	0.73%	0.57%	0.89%		24.16%
Ratio of Net Investment Income/Loss to Average Net Assets (c)	1.12%	1.98%	1.35%	1.13%		(21.16% )

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Affiliated Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Affiliated Funds were 0.75%, 0.76%, 0.69%, 0.84% and 0.54% at March 31, 2010, 2009, 2008, 2007 and 2006 respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% for the year ended March 31, 2007.

(e)	Amount is less than $0.01.

**	Non-Annualized

15
See Notes to Financial Statements

Van Kampen Leaders Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

						February 27, 2006
						(Commencement of
	Year Ended March 31,					Operations) to
Class B Shares	2010	2009	2008	2007		March 31, 2006

Net Asset Value, Beginning of the Period	$5.90	$10.48	$11.25	$10.08		$10.00

Net Investment Income (a)	0.05	0.12	0.08	0.08		0.01
Net Realized and Unrealized Gain/Loss	2.89	(4.23)	(0.69)	1.18		0.07

Total from Investment Operations	2.94	(4.11)	(0.61)	1.26		0.08

Less:
Distributions from Net Investment Income	0.08	0.10	0.06	0.09		-0-
Distributions from Net Realized Gain	-0-	0.37	0.10	0.00	(e)	-0-

Total Distributions	0.08	0.47	0.16	0.09		-0-

Net Asset Value, End of the Period	$8.76	$5.90	$10.48	$11.25		$10.08

Total Return* (b)	50.02%	–39.65%	–5.49%	12.56%		0.80% **
Net Assets at End of the Period (In millions)	$52.8	$36.3	$62.6	$37.8		$1.6
Ratio of Expenses to Average Net Assets* (c) (d)	1.25%	1.25%	1.25%	1.26%		1.25%
Ratio of Net Investment Income to Average Net Assets* (c)	0.64%	1.49%	0.66%	0.74%		2.54%
Portfolio Turnover	9%	21%	3%	0%		0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	1.51%	1.49%	1.32%	1.64%		27.15%
Ratio of Net Investment Income/Loss to Average Net Assets (c)	0.38%	1.25%	0.59%	0.37%		(23.37% )

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Affiliated Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Affiliated Funds were 0.75%, 0.76%, 0.69%, 0.84% and 0.54% at March 31, 2010, 2009, 2008, 2007 and 2006 respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% for the year ended March 31, 2007.

(e)	Amount is less than $0.01.

**	Non-Annualized

16
See Notes to Financial Statements

Van Kampen Leaders Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

						February 27, 2006
						(Commencement of
	Year Ended March 31,					Operations) to
Class C Shares	2010	2009	2008	2007		March 31, 2006

Net Asset Value, Beginning of the Period	$5.90	$10.48	$11.25	$10.08		$10.00

Net Investment Income (a)	0.05	0.12	0.07	0.08		0.01
Net Realized and Unrealized Gain/Loss	2.88	(4.23)	(0.68)	1.18		0.07

Total from Investment Operations	2.93	(4.11)	(0.61)	1.26		0.08

Less:
Distributions from Net Investment Income	0.08	0.10	0.06	0.09		-0-
Distributions from Net Realized Gain	-0-	0.37	0.10	0.00	(e)	-0-

Total Distributions	0.08	0.47	0.16	0.09		-0-

Net Asset Value, End of the Period	$8.75	$5.90	$10.48	$11.25		$10.08

Total Return* (b)	49.88%	–39.65%	–5.49%	12.56%		0.80% **
Net Assets at End of the Period (In millions)	$23.2	$19.1	$44.0	$31.3		$1.3
Ratio of Expenses to Average Net Assets* (c) (d)	1.25%	1.25%	1.25%	1.26%		1.25%
Ratio of Net Investment Income to Average Net Assets* (c)	0.61%	1.37%	0.65%	0.75%		2.27%
Portfolio Turnover	9%	21%	3%	0%		0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	1.51%	1.47%	1.32%	1.64%		27.74%
Ratio of Net Investment Income/Loss to Average Net Assets (c)	0.35%	1.15%	0.58%	0.38%		(24.22% )

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Affiliated Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Affiliated Funds were 0.75%, 0.76%, 0.69%, 0.84% and 0.54% at March 31, 2010, 2009, 2008, 2007 and 2006 respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% for the year ended March 31, 2007.

(e)	Amount is less than $0.01.

**	Non-Annualized

17
See Notes to Financial Statements

Van Kampen Leaders Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

						February 27, 2006
						(Commencement of
	Year Ended March 31,					Operations) to
Class I Shares	2010	2009	2008	2007		March 31, 2006

Net Asset Value, Beginning of the Period	$5.90	$10.49	$11.27	$10.09		$10.00

Net Investment Income (a)	0.13	0.21	0.19	0.17		0.02
Net Realized and Unrealized Gain/Loss	2.90	(4.25)	(0.69)	1.20		0.07

Total from Investment Operations	3.03	(4.04)	(0.50)	1.37		0.09

Less:
Distributions from Net Investment Income	0.16	0.18	0.18	0.19		-0-
Distributions from Net Realized Gain	-0-	0.37	0.10	0.00	(e)	-0-

Total Distributions	0.16	0.55	0.28	0.19		-0-

Net Asset Value, End of the Period	$8.77	$5.90	$10.49	$11.27		$10.09

Total Return* (b)	51.68%	–39.12%	–4.62%	13.73%		0.90% **
Net Assets at End of the Period (In millions)	$0.2	$0.2	$0.3	$0.3		$0.2
Ratio of Expenses to Average Net Assets* (c) (d)	0.25%	0.25%	0.25%	0.26%		0.25%
Ratio of Net Investment Income to Average Net Assets* (c)	1.68%	2.45%	1.66%	1.57%		2.43%
Portfolio Turnover	9%	21%	3%	0%		0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	0.51%	0.47%	0.32%	1.14%		39.58%
Ratio of Net Investment Income/Loss to Average Net Assets (c)	1.42%	2.23%	1.59%	0.69%		(36.91% )

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Affiliated Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Affiliated Funds were 0.75%, 0.76%, 0.69%, 0.84% and 0.54% at March 31, 2010, 2009, 2008, 2007 and 2006 respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% for the year ended March 31, 2007.

(e)	Amount is less than $0.01.

**	Non-Annualized

18
See Notes to Financial Statements

Van Kampen Leaders Fund
Notes to Financial Statements  ■  March 31, 2010

1. Significant Accounting Policies
Van Kampen Leaders Fund (the “Fund”) is organized as a series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s principal investment objective is capital appreciation. The Fund’s secondary investment objective is income. The Fund invests primarily in a combination of Van Kampen funds (the “Underlying Affiliated Funds”) on a fixed percentage allocation basis. The Underlying Affiliated Funds invest in U.S. and foreign equity securities and fixed income and money market securities. The Fund makes approximately equal allocations of its assets to the following three Underlying Affiliated Funds: Van Kampen Comstock Fund, Van Kampen Equity and Income Fund and Van Kampen International Growth Fund. The investment results of the Underlying Affiliated Funds will vary. As a result, the percentage allocation to the Underlying Affiliated Funds will be monitored daily by Van Kampen Asset Management (the “Adviser”) and the Fund’s allocations to the Underlying Affiliated Funds will be rebalanced whenever the actual allocations exceed plus or minus 5% of the predetermined fixed percentage allocation basis. The Fund commenced investment operations on February 27, 2006. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation The assets of the Fund consist primarily of shares of the Underlying Affiliated Funds, which are valued at their respective net asset values. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use

19

Van Kampen Leaders Fund
Notes to Financial Statements  ■  March 31, 2010  continued

in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expenses Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. The Fund indirectly bears a proportionate share of the expenses of the Underlying Affiliated Funds in addition to any expenses of the Fund. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended March 31, 2010, remains subject to examination by taxing authorities.

20

Van Kampen Leaders Fund
Notes to Financial Statements  ■  March 31, 2010  continued

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward eight years following the year of the loss and offset such losses against future realized capital gains. At March 31, 2010, the Fund had an accumulated capital loss carryforward for tax purposes of $29,164,496, which will expire according to the following schedule:

Amount	Expiration

$9,220,402	March 31, 2017
19,944,094	March 31, 2018

At March 31, 2010, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$266,194,268

Gross tax unrealized appreciation	$-0-
Gross tax unrealized depreciation	(40,128,496)

Net tax unrealized depreciation on investments	$(40,128,496)

F. Distribution of Income and Gains The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the fiscal years ended March 31, 2010 and 2009 were as follows:

	2010	2009

Distributions paid from:
Ordinary income	$3,283,166	$3,949,030
Long-tem capital gain	-0-	10,108,011

	$3,283,166	$14,057,041

Permanent differences, primarily due to the Fund’s investment in other Regulated Investment Companies, resulted in the following reclassifications among the Fund’s components of net assets at March 31, 2010:

Accumulated Undistributed	Accumulated
Net Investment Income	Net Realized Loss	Capital

$957	$(957)	$-0-

As of March 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,371,277

21

Van Kampen Leaders Fund
Notes to Financial Statements  ■  March 31, 2010  continued

Net realized gains and losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions, and post—October losses of $2,934,281, which are not recognized for tax purposes until the first day of the following fiscal year.

G. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through May 18, 2010, the date the financial statements were effectively issued. Management has determined that other than the event described in Note 8, there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund. The Fund does not directly pay the Adviser a fee pursuant to such agreement, in recognition of the fact that under an investment advisory agreement between the Adviser and each of the Underlying Affiliated Funds, each Underlying Affiliated Fund pays the Adviser a fee based on the assets of such Underlying Affiliated Fund. The Fund indirectly bears the investment advisory fee (and other expenses) of the Underlying Affiliated Funds.
The Fund’s Adviser is currently reimbursing all or a portion of the Fund’s expenses. This resulted in net expense ratios of 0.50%, 1.25%, 1.25% and 0.25% for Classes A, B, C and I Shares, respectively. The expense reimbursements are voluntary and can be discontinued at any time. For the year ended March 31, 2010, the Adviser reimbursed approximately $543,600 of expenses.
For the year ended March 31, 2010, the Fund recognized expenses of approximately $5,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended March 31, 2010, the Fund recognized expenses of approximately $47,000 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2010, the Fund recognized expenses of approximately $142,700 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

22

Van Kampen Leaders Fund
Notes to Financial Statements  ■  March 31, 2010  continued

The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $33,200 are included in “Other” assets on the Statement of Assets and Liabilities at March 31, 2010. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500. Pursuant to the closing of the transaction as described in Note 8, the deferred compensation and retirement plans will be terminated and amounts owed to the trustees will be distributed.
For the year ended March 31, 2010, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $119,800 and contingent deferred sales charges (CDSC) on redeemed shares of approximately $174,000. Sales charges do not represent expenses of the Fund.
At March 31, 2010, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 12,605 shares of Class I.
The Fund invests in Underlying Affiliated Funds of the Adviser. A summary of the Fund’s transactions in shares of the Underlying Affiliated Funds during the year ended March 31, 2010 is as follows:

	Purchase	Sales	Income	3/31/2009	3/31/2010
Investment	Cost	Proceeds	Earned	Value	Value

Van Kampen Comstock Fund, Class I	$3,687,743	$11,508,084	$1,088,285	$53,559,621	$74,689,092
Van Kampen Equity and Income Fund, Class I	7,839,046	8,725,674	1,560,158	54,204,238	74,700,632
Van Kampen International Growth Fund, Class I	7,224,659	15,277,826	1,282,916	53,633,824	74,515,048

Total	$18,751,448	$35,511,584	$3,931,359	$161,397,683	$223,904,772

3. Capital Transactions
For the years ended March 31, 2010 and 2009, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	March 31, 2010		March 31, 2009
	Shares	Value	Shares	Value

Sales:
Class A	2,543,995	$19,459,505	4,997,969	$43,060,268
Class B	1,028,082	7,844,502	1,574,266	13,667,390
Class C	155,941	1,189,676	420,631	3,930,410
Class I	1,593	13,002	4,002	32,938

Total Sales	3,729,611	$28,506,685	6,996,868	$60,691,006

23

Van Kampen Leaders Fund
Notes to Financial Statements  ■  March 31, 2010  continued

	For The		For The
	Year Ended		Year Ended
	March 31, 2010		March 31, 2009
	Shares	Value	Shares	Value

Dividend Reinvestment:
Class A	313,211	$2,496,398	1,425,827	$9,489,200
Class B	62,708	498,164	419,741	2,726,864
Class C	29,064	229,472	233,517	1,523,046
Class I	285	2,269	1,136	7,647

Total Dividend Reinvestment	405,268	$3,226,303	2,080,221	$13,746,757

Repurchases:
Class A	(4,443,821)	$(34,582,600)	(7,008,250)	$(55,708,171)
Class B	(1,216,622)	(9,456,874)	(1,815,367)	(14,543,490)
Class C	(779,631)	(6,001,462)	(1,608,937)	(12,522,955)
Class I	(6,221)	(53,116)	(9,778)	(94,028)

Total Repurchases	(6,446,295)	$(50,094,052)	(10,442,332)	$(82,868,644)

4. Investment In Underlying Affiliated Funds
During the period, the cost of purchases and proceeds from sales of investments in Underlying Affiliated Funds were $18,751,448 and $35,511,584, respectively.

5. Risk of Investing in Underlying Funds
Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Underlying Funds’ shares and therefore the value of the Fund’s investments.
Each Underlying Fund’s prospectus and statement of additional information discuss the investment objectives and risks associated with each Underlying Fund. Copies of these documents along with the Underlying Fund’s financial statements are available on the Securities and Exchange Commission’s website, http://www.sec.gov.

6. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $1,448,400 and $0 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

24

Van Kampen Leaders Fund
Notes to Financial Statements  ■  March 31, 2010  continued

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Subsequent Event
On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments Inc., announced that it has reached a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. (“Invesco”). The transaction (“Transaction”) affects the part of the asset management business that advises funds, including the Van Kampen family of funds. The Transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.
Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund’s current investment advisory agreement with Van Kampen Asset Management, a subsidiary of Van Kampen Investments Inc., to terminate. In connection with the Transaction, the Fund’s Board of Trustees (the “Board”) has approved, that the Fund be transitioned to the Invesco mutual fund platform by transferring the assets and liabilities of the Fund to a newly formed fund (the “Acquiring Fund”), advised by an affiliate of Invesco, that has substantially the same investment objective, principal investment strategies and risks as the Fund (the “Reorganization”). On May 11, 2010, the Reorganization was approved by the Shareholder of the Fund at a special meeting of Shareholders. Certain other conditions to closing of the Transaction are met, shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund. Upon completion of the proposed Reorganization, the Fund will dissolve pursuant to a plan of dissolution adopted by the Board.

9. Accounting Pronouncement
On January 21, 2010, the FASB issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009. However, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment to ASC 820 and the impact it will have on financial statement disclosures.

25

Van Kampen Leaders Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Leaders Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Leaders Fund (the Fund) (one of the portfolios constituting the Van Kampen Equity Trust), as of March 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from February 27, 2006 (commencement of operations) to March 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Leaders Fund of the Van Kampen Equity Trust at March 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, and for the period from February 27, 2006 (commencement of operations) to March 31, 2006, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
May 18, 2010

26

Van Kampen Leaders Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer	Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended March 31, 2010. For corporate shareholders 76% of the distributions qualify for the dividends received deduction. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. The Fund intends to designate up to a maximum of $3,560,977 as taxed at a maximum of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

27

Van Kampen Leaders Fund
Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2005	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

28

Van Kampen Leaders Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Jerry D. Choate (71) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 2005	From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee, of Amgen Inc., a biotechnological company. Director since 1999 and member of the nominating and governance committee and compensation and executive committee, of Valero Energy Corporation, a crude oil refining and marketing company. Previously, from 2006 to 2007, Director and member of the compensation committee and audit committee, of H&R Block, a tax preparation services company.

Rod Dammeyer (69) CAC, LLC 4350 LaJolla Village Drive Suite 320 San Diego, CA 92122-1249	Trustee	Trustee since 2005	President of CAC, LLC, a private company offering capital investment and management advisory services. Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

29

Van Kampen Leaders Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Linda Hutton Heagy (61) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 2005	Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations, Vice President of Northern Trust Company and an Associate at Price Waterhouse.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

30

Van Kampen Leaders Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

R. Craig Kennedy (58) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 2005	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

31

Van Kampen Leaders Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Howard J Kerr (74) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2005	Retired. Previous member of the City Council and Mayor of Lake Forest, Illinois from 1988 through 2002. Previous business experience from 1981 through 1996 includes President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company, President and Chief Executive Officer of Grabill Aerospace, and President of Custom Technologies Corporation. United States Naval Officer from 1960 through 1981, with responsibilities including Commanding Officer of United States Navy destroyers and Commander of United States Navy Destroyer Squadron Thirty-Three, White House experience in 1973 through 1975 as military aide to Vice Presidents Agnew and Ford and Naval Aid to President Ford, and Military Fellow on the Council of Foreign Relations in 1978-through 1979.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

32

Van Kampen Leaders Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Jack E. Nelson (74) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 2005	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (69) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2005	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

33

Van Kampen Leaders Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (68) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 2005	Chief Communications Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council from 1989 to 1993. Prior to 1980, experience includes Partner of Coopers & Lybrand (from 1980 to 1989), Associate Director of the US Office of Management and Budget (from 1977 to 1980) and Program Director of the Urban Institute (from 1975 to 1977).	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Independent Director and audit committee chairperson of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Independent Director and member of audit and governance committees of Fluor Corp., a global engineering, construction and management company, since January 2004. Director of Intelligent Medical Devices, Inc., a private company which develops symptom-based diagnostic tools for viral respiratory infections. Advisory Board member of ExactCost LLC, a private company providing activity-based costing for hospitals, laboratories, clinics, and physicians, since 2008. Chairperson of the Board of Trustees of the Institute for Defense Analyses, a federally funded research and development center, since 2000. Trustee from 1992 to 2000 and 2002 to present, current chairperson of the finance committee, current member of the audit committee, strategic growth committee and executive committee, and former Chairperson of the Board of Trustees (from 1997 to 1999), of the German Marshall Fund of the United States, a public foundation. Lead Independent Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; Trustee since 2004. Chairperson of the Board of Trustees of the Colorado College; Trustee since 1995. Trustee of California Institute of Technology. Previously, Independent Director and member of audit committee and governance committee of Neurogen Corporation from 1998 to 2006; and Independent Director of Arbros Communications from 2000 to 2002.

34

Van Kampen Leaders Fund
Trustees and Officers continued
Interested Trustees:*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Interested Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Wayne W. Whalen* (70) 155 North Wacker Drive Chicago, IL 60606	Trustee	Trustee since 2005	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

35

Van Kampen Leaders Fund
Trustees and Officers  continued

Officers
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Edward C. Wood III (54) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.
Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2005	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex. Secretary of Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp.

36

Van Kampen Leaders Fund
Trustees and Officers continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

John L. Sullivan (54) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 2005	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (48) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

37

Van Kampen Leaders Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen Leaders Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Leaders Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

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Van Kampen Leaders Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

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Van Kampen Leaders Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2010 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

200, 300, 400, 500
LFANN 05/10
IU10-02058P-Y03/10

ANNUAL REPORT

March 31, 2010

MUTUAL FUNDS Van Kampen Asset Allocation Conservative Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Asset Allocation Conservative Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of March 31, 2010.

This material must be preceded or accompanied by a fund prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 3/31/10 (Unaudited)

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the Barclays Capital U.S. Aggregate Index and Blended Index (25% S&P 500® Index/15% MSCI EAFE Index/60% Barclays Capital U.S. Aggregate Index) from 9/30/06 (first month-end after inception) through 3/31/10. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares		I Shares
	since 9/25/06		since 9/25/06		since 9/25/06		since 9/25/06
		w/max		w/max		w/max
		5.75%		5.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	2.39%	0.68%	1.61%	0.94%	1.60%	1.60%	2.65%

1-year	28.68	21.29	27.77	22.77	27.68	26.68	29.00

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total returns with sales charges include payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent per year of the fund’s average daily net assets for Class A shares and up to 1.00 percent per year of the fund’s average daily net assets for Class B and C shares. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1,000,000, (ii) tax-exempt retirement plans with assets of at least $1,000,000 (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1,000,000, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s advisor has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund’s returns would have been lower. Periods of less than one year are not annualized.

The Barclays Capital U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage backed securities, asset-backed securities and commercial mortgage-based securities.

1

The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy.

The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the U.S. & Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends.

The Indices are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

2

Fund Report
For the 12-month period ended March 31, 2010

Market Conditions

Following an unprecedented collapse in global economic activity in late 2008, the U.S. economy began a slow but steady healing process during the latter stages of 2009 and into 2010. Although fueled by massive government spending, it now appears that consumers and corporations alike benefited from this federal support. While job creation and lending activities have yet to post typical recoveries, manufacturing and services sectors are indeed experiencing rebounds akin to past cycles. Financial markets began to discount recovery a full year ago, as equities rallied, rates on government-issued debt climbed, and volatility collapsed. Commodity prices also began to recover, as copper, sugar and oil all appreciated from cycle lows.

International markets responded to the global economic cycle differently, depending on their level of sensitivity to the global credit and housing downturns. Generally, developed markets echoed U.S. patterns, while emerging markets experienced more typical recoveries. Europe, the United Kingdom and Japan all suffered recessions similar in severity to that in the U.S. and also benefited from unprecedented accommodation by monetary authorities. In Europe, significantly higher unemployment coupled with large budget deficits in southern countries have led to a less robust recovery than that experienced in the U.S., while the U.K. suffered most from the financial industry’s downturn.

The emerging markets, which include China, India, Latin America, Eastern Europe and Russia, fared better, as most economic growth rates declined but remained in positive territory. These equity markets, as one might expect, bottomed sooner and rallied further than developed markets this past year, in some cases to new all-time highs. In early 2010, the effects of stimulus and global recovery have combined to shift concerns to overheating, as inflation and property speculation are now forcing some monetary authorities to raise interest rates in an attempt to prevent inflation and control growth.

3

Performance Analysis

All share classes of Van Kampen Asset Allocation Conservative Fund outperformed the Barclays Capital U.S. Aggregate Index (the “Index”) and the Blended Index (25% S&P 500® Index, 15% MSCI EAFE Index and 60% Barclays Capital U.S. Aggregate Index) for the 12 months ended March 31, 2010, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended March 31, 2010

Blended Index
(25% S&P 500® Index,
15% MSCI EAFE Index
				Barclays Capital	and 60% Barclays
				U.S. Aggregate	Capital U.S.
Class A	Class B	Class C	Class I	Index	Aggregate Index)

28.68%	27.77%	27.68%	29.00%	7.69%	23.93%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Outperformance versus the Blended Index and the Barclays Capital U.S. Aggregate Index during the period was attributable to the Fund’s higher exposures to non-government issued fixed income securities and to U.S. and international growth equities.

Van Kampen Asset Allocation Conservative Fund seeks a high level of long-term total return, consistent with a low level of risk. During the period under review, the Fund maintained an asset allocation target of 60 percent in fixed income investments and 40 percent in equity investments. Additionally, the Fund’s specific exposures at the end of the period under review included corporate bonds (approximately 22 percent of total investments), U.S. equities (approximately 21 percent), U.S. government securities (approximately 16 percent), international equities (approximately 10 percent), short-term fixed income investments (approximately 10 percent), U.S. mortgages (approximately 5 percent), passive fixed income (in the form of exchange traded funds; approximately 4 percent), real estate investments (approximately 2 percent), convertible securities (approximately 3 percent), high yield debt (approximately 3 percent) and leveraged short equity exchange-traded funds (approximately 4 percent).

During the period under review, we increased the Fund’s exposures to active U.S. equities, U.S. government securities, and leveraged short equity exchange-traded funds, while reducing the Fund’s exposures to international equities, passive U.S. equities (in the form of exchange-traded funds) and cash. These changes were based on our analysis of valuations, return expectations and the shifting global macroeconomic environment.

4

Market Outlook

While it is difficult to project the trajectory of global economic activity in the wake of the 2008-2009 recession, some signs appear to be pointing to continued, gradual growth. In the U.S., it appears that the unemployment rate peaked late last year and has begun to decline. Manufacturers’ surveys are pointing to a more optimistic global outlook, while the housing market appears to have stabilized, albeit at extremely depressed levels. Outside the U.S., Europe appears to be benefiting from improving export activity, but the problems faced by southern countries do not appear to be going away any time soon. Japan has stabilized as well, and appears poised to gain from Asia’s robust recovery. Finally, China and India are attempting to manage to a “soft landing”, having sparked sharp recoveries and speculative cycles consistent with strong economic growth.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

5

Asset Allocation as of 3/31/10 (Unaudited)

Fixed Income	59.3%
U.S. Equity	22.9
Global/International Equity	9.9
Leveraged Short Equity Exchange Traded Funds	4.0
Convertible	3.0

Total Long-Term Investments	99.1
Total Repurchase Agreements	0.6

Total Investments	99.7
Other Assets in Excess of Liabilities	0.3

Net Assets	100.0%

The percentages expressed above were calculated by aggregating the investment portfolios of each underlying fund, in the proportion in which they are held by the fund.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell securities in the categories mentioned above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

6

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

7

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

8

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/09 - 3/31/10.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	10/1/09	3/31/10	10/1/09-3/31/10

Class A
Actual	$1,000.00	$1,050.03	$2.04
Hypothetical	1,000.00	1,022.94	2.02
(5% annual return before expenses)

Class B
Actual	1,000.00	1,046.18	5.87
Hypothetical	1,000.00	1,019.20	5.79
(5% annual return before expenses)

Class C
Actual	1,000.00	1,045.10	6.63
Hypothetical	1,000.00	1,018.45	6.54
(5% annual return before expenses)

Class I
Actual	1,000.00	1,050.22	0.77
Hypothetical	1,000.00	1,024.18	0.76
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.40%, 1.15%, 1.30% and 0.15% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

9

Van Kampen Asset Allocation Conservative Fund
Portfolio of Investments  ■  March 31, 2010

	Number of
Description	Shares	Value

Underlying Funds 99.1%
Affiliated Funds 89.6% (a)
Van Kampen American Value Fund, Class I	108,749	$2,652,398
Van Kampen Capital Growth Fund, Class I (b)	559,096	6,647,657
Van Kampen Comstock Fund, Class I	453,429	6,638,197
Van Kampen Corporate Bond Fund, Class I	4,458,567	29,337,371
Van Kampen Emerging Markets Fund, Class I (b)	91,942	1,332,238
Van Kampen Government Securities Fund, Class I	2,258,140	21,294,258
Van Kampen Growth and Income Fund, Class I	503,858	9,296,171
Van Kampen Harbor Fund, Class I	251,950	3,973,246
Van Kampen High Yield Fund, Class I	421,604	3,988,376
Van Kampen International Growth Fund, Class I	571,982	9,271,825
Van Kampen Limited Duration Fund, Class I (c)	1,472,274	13,294,634
Van Kampen Mid Cap Growth Fund, Class I (b)	106,061	2,647,295
Van Kampen Real Estate Securities Fund, Class I	169,796	2,642,028
Van Kampen U.S. Mortgage Fund, Class I	515,699	6,647,357

		119,663,051

Unaffiliated Funds 9.5%
iShares Barclays 1-3 Year Treasury Bond Fund	23,900	1,992,543
iShares Barclays Aggregate Bond Fund	25,500	2,657,100
iShares MSCI Japan Index Fund	253,000	2,641,320
ProShares Short S&P500 (b)	107,400	5,317,374

		12,608,337

Total Long-Term Investments 99.1% (Cost $118,693,540)		132,271,388

Repurchase Agreements 0.6%
Banc of America Securities ($140,180 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 03/31/10, to be sold on 04/01/10 at $140,180)		140,180
JPMorgan Chase & Co. ($671,790 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 03/31/10, to be sold on 04/01/10 at $671,790)		671,790
State Street Bank & Trust Co. ($30 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 03/31/10, to be sold on 04/01/10 at $30)		30

Total Repurchase Agreements 0.6% (Cost $812,000)		812,000

Total Investments 99.7% (Cost $119,505,540)		133,083,388

Other Assets in Excess of Liabilities 0.3%		440,997

Net Assets 100.0%		$133,524,385

10
See Notes to Financial Statements

Van Kampen Asset Allocation Conservative Fund
Portfolio of Investments  ■  March 31, 2010  continued

Percentages are calculated as a percentage of net assets.

(a)	See Note 2 in the Notes to Financial Statements for further information regarding investments in affiliated funds.

(b)	Non-income producing security.

(c)	The Fund does not invest in the Underlying Affiliated Funds for the purpose of exercising management or control. At March 31, 2010, the Fund held the following position, which exceeded 5% of the Underlying Affiliated Fund’s shares outstanding:

Percent of
Underlying Affiliated Fund	Shares Held

Van Kampen Limited Duration Fund, Class I	11.45%

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of March 31, 2010 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs	Total

Investments in an Asset Position
Underlying Funds
Affiliated Funds	$119,663,051	$—	$—	$119,663,051
Unaffiliated Funds	12,608,337	—	—	12,608,337
Repurchase Agreements	—	812,000	—	812,000

Total Investments in an Asset Position	$132,271,388	$812,000	$—	$133,083,388

11
See Notes to Financial Statements

Van Kampen Asset Allocation Conservative Fund
Financial Statements

Statement of Assets and Liabilities
March 31, 2010

Assets:
Investments in Underlying Affiliated Funds (Cost $105,608,887)	$119,663,051
Investments in Underlying Unaffiliated Funds (Cost $13,084,653)	12,608,337
Repurchase Agreements (Cost $812,000)	812,000
Cash	790
Receivables:
Fund Shares Sold	770,158
Dividends	271,338
Investments Sold	44,226
Expense Reimbursement from Adviser	40,471
Other	22,216

Total Assets	134,232,587

Liabilities:
Payables:
Fund Shares Repurchased	379,449
Investments Purchased	113,020
Distributor and Affiliates	64,032
Trustees’ Deferred Compensation and Retirement Plans	67,011
Accrued Expenses	84,690

Total Liabilities	708,202

Net Assets	$133,524,385

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$136,064,049
Net Unrealized Appreciation	13,577,848
Accumulated Undistributed Net Investment Income	346,856
Accumulated Net Realized Loss	(16,464,368)

Net Assets	$133,524,385

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $96,010,614 and 9,909,852 shares of beneficial interest issued and outstanding)	$9.69
Maximum sales charge (5.75%* of offering price)	0.59

Maximum offering price to public	$10.28

Class B Shares:
Net asset value and offering price per share (Based on net assets of $19,127,693 and 1,976,556 shares of beneficial interest issued and outstanding)	$9.68

Class C Shares:
Net asset value and offering price per share (Based on net assets of $18,189,613 and 1,880,926 shares of beneficial interest issued and outstanding)	$9.67

Class I Shares:
Net asset value and offering price per share (Based on net assets of $196,465 and 20,276 shares of beneficial interest issued and outstanding)	$9.69

*	On sales of $50,000 or more, the sales charge will be reduced.

12
See Notes to Financial Statements

Van Kampen Asset Allocation Conservative Fund
Financial Statements  continued

Statement of Operations
For the Year Ended March 31, 2010

Investment Income:
Dividends From Underlying Affiliated Funds	$3,448,994
Dividends From Underlying Unaffiliated Funds	179,099
Interest	1,122

Total Income	3,629,215

Expenses:
Distribution (12b-1) and Service Fees
Class A	209,172
Class B	157,781
Class C	170,126
Investment Advisory Fee	174,735
Transfer Agent Fees	136,739
Registration Fees	61,768
Reports to Shareholders	50,382
Accounting and Administrative Expenses	49,844
Professional Fees	46,405
Trustees’ Fees and Related Expenses	44,868
Custody	9,397
Other	25,885

Total Expenses	1,137,102
Expense Reduction	425,289

Net Expenses	711,813

Net Investment Income	$2,917,402

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Realized Loss on Sales of Underlying Affiliated Funds	$(3,335,816)
Realized Gain on Sales of Underlying Unaffiliated Funds	123,053

Net Realized Loss	(3,212,763)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(13,725,155)
End of the Period	13,577,848

Net Unrealized Appreciation During the Period	27,303,003

Net Realized and Unrealized Gain	$24,090,240

Net Increase in Net Assets From Operations	$27,007,642

13
See Notes to Financial Statements

Van Kampen Asset Allocation Conservative Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	March 31, 2010	March 31, 2009

From Investment Activities:
Operations:
Net Investment Income	$2,917,402	$2,639,331
Net Realized Loss	(3,212,763)	(12,851,981)
Net Unrealized Appreciation/Depreciation During the Period	27,303,003	(10,327,095)

Change in Net Assets from Operations	27,007,642	(20,539,745)

Distributions from Net Investment Income:
Class A Shares	(2,046,064)	(2,206,537)
Class B Shares	(269,340)	(330,814)
Class C Shares	(285,964)	(486,211)
Class I Shares	(4,310)	(6,156)

	(2,605,678)	(3,029,718)

Distributions from Net Realized Gain:
Class A Shares	-0-	(140,233)
Class B Shares	-0-	(26,359)
Class C Shares	-0-	(35,639)
Class I Shares	-0-	(402)

	-0-	(202,633)

Return of Capital Distributions:
Class A Shares	-0-	(110,323)
Class B Shares	-0-	(16,540)
Class C Shares	-0-	(24,310)
Class I Shares	-0-	(308)

	-0-	(151,481)

Total Distributions	(2,605,678)	(3,383,832)

Net Change in Net Assets from Investment Activities	24,401,964	(23,923,577)

From Capital Transactions:
Proceeds from Shares Sold	54,165,178	88,200,730
Net Asset Value of Shares Issued Through Dividend Reinvestment	2,537,394	3,224,937
Cost of Shares Repurchased	(38,975,624)	(49,595,472)

Net Change in Net Assets from Capital Transactions	17,726,948	41,830,195

Total Increase in Net Assets	42,128,912	17,906,618
Net Assets:
Beginning of the Period	91,395,473	73,488,855

End of the Period (Including accumulated undistributed net investment income of $346,856 and $(25,900), respectively)	$133,524,385	$91,395,473

14
See Notes to Financial Statements

Van Kampen Asset Allocation Conservative Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

				September 25, 2006
				(Commencement of
	Year Ended March 31,			Operations) to
Class A Shares	2010	2009	2008	March 31, 2007

Net Asset Value, Beginning of the Period	$7.71	$10.24	$10.48	$10.00

Net Investment Income (a)	0.25	0.29	0.34	0.18
Net Realized and Unrealized Gain/Loss	1.95	(2.46)	(0.20)	0.43

Total from Investment Operations	2.20	(2.17)	0.14	0.61

Less:
Distributions from Net Investment Income	0.22	0.32	0.34	0.13
Distributions from Net Realized Gain	-0-	0.02	0.04	-0-
Return of Capital Distributions	-0-	0.02	-0-	-0-

Total Distributions	0.22	0.36	0.38	0.13

Net Asset Value, End of the Period	$9.69	$7.71	$10.24	$10.48

Total Return* (b)	28.68%	–21.41%	1.21%	6.16% **
Net Assets at End of the Period (In millions)	$96.0	$65.0	$49.7	$4.6
Ratio of Expenses to Average Net Assets* (c) (d)	0.40%	0.40%	0.40%	0.42%
Ratio of Net Investment Income to Average Net Assets* (c)	2.72%	3.36%	3.21%	3.38%
Portfolio Turnover	41%	54%	13%	0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	0.77%	0.81%	1.24%	8.91%
Ratio of Net Investment Income/Loss to Average Net Assets (c)	2.35%	2.95%	2.37%	(5.11% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% maybe imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were 0.78%, 0.78%, 0.88% and 0.84% at March 31, 2010, 2009, 2008 and 2007, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.02% for the period ended March 31, 2007.

15
See Notes to Financial Statements

Van Kampen Asset Allocation Conservative Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

				September 25, 2006
				(Commencement of
	Year Ended March 31,			Operations) to
Class B Shares	2010	2009	2008	March 31, 2007

Net Asset Value, Beginning of the Period	$7.70	$10.23	$10.48	$10.00

Net Investment Income (a)	0.18	0.23	0.29	0.14
Net Realized and Unrealized Gain/Loss	1.95	(2.46)	(0.24)	0.44

Total from Investment Operations	2.13	(2.23)	0.05	0.58

Less:
Distributions from Net Investment Income	0.15	0.27	0.26	0.10
Distributions from Net Realized Gain	-0-	0.02	0.04	-0-
Return of Capital Distributions	-0-	0.01	-0-	-0-

Total Distributions	0.15	0.30	0.30	0.10

Net Asset Value, End of the Period	$9.68	$7.70	$10.23	$10.48

Total Return* (b)	27.77%	–22.02%	0.36%	5.76% **
Net Assets at End of the Period (In millions)	$19.1	$11.7	$7.3	$1.1
Ratio of Expenses to Average Net Assets* (c) (d)	1.15%	1.15%	1.15%	1.17%
Ratio of Net Investment Income to Average Net Assets* (c)	1.98%	2.66%	2.74%	2.61%
Portfolio Turnover	41%	54%	13%	0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	1.52%	1.57%	2.11%	9.66%
Ratio of Net Investment Income/Loss to Average Net Assets (c)	1.61%	2.24%	1.78%	(5.88% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were 0.78%, 0.78%, 0.88% and 0.84% at March 31, 2010, 2009, 2008 and 2007, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.02% for the period ended March 31, 2007.

16
See Notes to Financial Statements

Van Kampen Asset Allocation Conservative Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

					September 25, 2006
					(Commencement of
	Year Ended March 31,				Operations) to
Class C Shares	2010	2009		2008	March 31, 2007

Net Asset Value, Beginning of the Period	$7.70	$10.23		$10.48	$10.00

Net Investment Income (a)	0.18	0.25		0.29	0.14
Net Realized and Unrealized Gain/Loss	1.94	(2.48)		(0.24)	0.44

Total from Investment Operations	2.12	(2.23)		0.05	0.58

Less:
Distributions from Net Investment Income	0.15	0.27		0.26	0.10
Distributions from Net Realized Gain	-0-	0.02		0.04	-0-
Return of Capital Distributions	-0-	0.01		-0-	-0-

Total Distributions	0.15	0.30		0.30	0.10

Net Asset Value, End of the Period	$9.67	$7.70		$10.23	$10.48

Total Return* (b)	27.68%	–21.99%	(c)	0.36%	5.76% **
Net Assets at End of the Period (In millions)	$18.2	$14.6		$16.4	$1.8
Ratio of Expenses to Average Net Assets* (d) (e)	1.15%	1.12%	(c)	1.15%	1.17%
Ratio of Net Investment Income to Average Net Assets* (d)	1.94%	2.76%	(c)	2.72%	2.64%
Portfolio Turnover	41%	54%		13%	0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (d) (e)	1.52%	1.54%	(c)	1.99%	9.66%
Ratio of Net Investment Income/Loss to Average Net Assets (d)	1.58%	2.34%	(c)	1.88%	(5.85% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See Note 6 in the Notes to Financial Statements).

(d)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were 0.78%, 0.78%, 0.88% and 0.84% at March 31, 2010, 2009, 2008 and 2007, respectively.

(e)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.02% for the period ended March 31, 2007.

17
See Notes to Financial Statements

Van Kampen Asset Allocation Conservative Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

				September 25, 2006
				(Commencement of
	Year Ended March 31,			Operations) to
Class I Shares	2010	2009	2008	March 31, 2007

Net Asset Value, Beginning of the Period	$7.71	$10.24	$10.49	$10.00

Net Investment Income (a)	0.27	0.37	0.43	0.19
Net Realized and Unrealized Gain/Loss	1.95	(2.52)	(0.27)	0.45

Total from Investment Operations	2.22	(2.15)	0.16	0.64

Less:
Distributions from Net Investment Income	0.24	0.34	0.37	0.15
Distributions from Net Realized Gain	-0-	0.02	0.04	-0-
Return of Capital Distributions	-0-	0.02	-0-	-0-

Total Distributions	0.24	0.38	0.41	0.15

Net Asset Value, End of the Period	$9.69	$7.71	$10.24	$10.49

Total Return* (b)	29.00%	–21.21%	1.37%	6.39% **
Net Assets at End of the Period (In millions)	$0.2	$0.1	$0.2	$0.5
Ratio of Expenses to Average Net Assets* (c) (d)	0.15%	0.15%	0.15%	0.17%
Ratio of Net Investment Income to Average Net Assets* (c)	3.01%	4.14%	4.00%	3.61%
Portfolio Turnover	41%	54%	13%	0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	0.52%	0.56%	1.91%	8.66%
Ratio of Net Investment Income/Loss to Average Net Assets (c)	2.64%	3.73%	2.24%	(4.88% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were 0.78%, 0.78%, 0.88% and 0.84% at March 31, 2010, 2009, 2008 and 2007, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.02% for the period ended March 31, 2007.

18
See Notes to Financial Statements

Van Kampen Asset Allocation Conservative Fund
Notes to Financial Statements  ■  March 31, 2010

1. Significant Accounting Policies
Van Kampen Asset Allocation Conservative Fund (the “Fund”) is organized as a series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek a high level of long-term total return, consistent with a low level of risk. The Fund invests primarily in other affiliated and unaffiliated funds (the “Underlying Funds”). Each Underlying Fund has its own investment objective and principal investment strategy. The different Underlying Funds invest in varying percentages of equity securities and/or fixed income securities. The Fund commenced investment operations on September 25, 2006. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ended after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation The assets of the Fund consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements

19

Van Kampen Asset Allocation Conservative Fund
Notes to Financial Statements  ■  March 31, 2010  continued

for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expenses Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. The Fund indirectly bears a proportionate share of the expenses of the Underlying Funds in addition to any expenses of the Fund. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended March 31, 2010, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward eight years following the year of the loss and offset such losses against future realized capital gains. At March 31, 2010, the Fund had an accumulated

20

Van Kampen Asset Allocation Conservative Fund
Notes to Financial Statements  ■  March 31, 2010  continued

capital loss carryforward for tax purpose of $8,685,737, which will expire according to the following schedule:

Amount	Expiration Date

$2,207,923	March 31, 2017
6,477,814	March 31, 2018

At March 31, 2010, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$127,284,171

Gross tax unrealized appreciation	$7,629,621
Gross tax unrealized depreciation	(1,830,404)

Net tax unrealized appreciation on investments	$5,799,217

F. Distribution of Income and Gains The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax characters of distributions paid during the years ended March 31, 2010 and 2009 were as follows:

	2010	2009

Distributions paid from:
Ordinary income	$2,605,678	$3,029,718
Long-term capital gain	-0-	202,633
Return of capital	-0-	151,481

	$2,605,678	$3,383,832

Permanent differences, primarily due to prior year reclassification of short-term capital gain distributions resulted in the following reclassifications among the Fund’s components of net assets at March 31, 2010:

Accumulated Undistributed	Accumulated
Net Investment Income	Net Realized Loss	Capital

$61,032	$(245,435)	$184,403

As of March 31, 2010, the component of distributable earnings on a taxable basis was as follows:

Undistributed ordinary income	$412,397

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

21

Van Kampen Asset Allocation Conservative Fund
Notes to Financial Statements  ■  March 31, 2010  continued

G. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through May 18, 2010, the date the financial statements were effectively issued. Management has determined that other than the event described in Note 8, there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of 0.15% of the average daily net assets of the Fund. The Fund also indirectly bears the investment advisory fees (and other expenses) of the Underlying Funds.
The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 0.40%, 1.15%, 1.15% and 0.15% for Classes A, B, C and I Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the year ended March 31, 2010, the Adviser waived or reimbursed approximately $425,300 of its advisory fees or other expenses.
For the year ended March 31, 2010, the Fund recognized expenses of approximately $4,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended March 31, 2010, the Fund recognized expenses of approximately $38,300 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2010, the Fund recognized expenses of approximately $41,300 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $21,600 are included in “Other” assets on the Statement of Assets and Liabilities at March 31, 2010. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value

22

Van Kampen Asset Allocation Conservative Fund
Notes to Financial Statements  ■  March 31, 2010  continued

of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500. Pursuant to the closing of the transaction as described in Note 8, the deferred compensation and retirement plans will be terminated and amounts owed to the trustees will be distributed.
For the year ended March 31, 2010, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $158,400 and contingent deferred sales charges (CDSC) on redeemed shares of approximately $38,100. Sales charges do not represent expenses of the Fund.
At March 31, 2010, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 10,000 shares of Class I.
The Fund invests in Underlying Affiliated Funds of the Adviser. A summary of the Fund’s transactions in shares of the Underlying Affiliated Funds during the year ended March 31, 2010 is as follows:

	Purchase	Sales	Income	3/31/2009	3/31/10
Investments	Cost	Proceeds	Earned	Value	Value

Van Kampen American Value Fund, Class I	$798,703	$3,504,607	$30,022	$3,552,074	$2,652,398
Van Kampen Capital Growth Fund, Class I	1,929,691	6,204,145	-0-	7,064,539	6,647,657
Van Kampen Comstock Fund, Class I	3,251,555	2,117,387	73,937	3,555,563	6,638,197
Van Kampen Corporate Bond Fund, Class I	7,326,240	2,631,361	1,473,590	20,388,422	29,337,371
Van Kampen Emerging Markets Fund, Class I	1,021,506	4,018,406	-0-	2,632,741	1,332,238
Van Kampen Government Securities Fund, Class I	9,106,959	1,582,438	607,489	13,930,464	21,294,258
Van Kampen Growth and Income Fund, Class I	5,051,203	1,396,384	103,893	3,543,266	9,296,171
Van Kampen Harbor Fund, Class I	3,617,696	402,517	117,624	-0-	3,973,246
Van Kampen High Yield Fund, Class I	800,546	397,546	346,268	2,787,538	3,988,376
Van Kampen International Growth Fund, Class I	2,794,923	5,599,899	176,046	8,004,962	9,271,825
Van Kampen Limited Duration Fund, Class I	7,135,756	3,355,133	276,395	9,277,985	13,294,634
Van Kampen Mid Cap Growth Fund, Class I	714,140	1,024,873	-0-	1,753,996	2,647,295
Van Kampen Real Estate Securities Fund, Class I	2,672,129	3,674,123	65,127	1,758,640	2,642,028
Van Kampen U.S. Mortgage Fund, Class I	2,382,368	545,858	178,603	4,648,391	6,647,357

Total	$48,603,415	$36,454,677	$3,448,994	$82,898,581	$119,663,051

23

Van Kampen Asset Allocation Conservative Fund
Notes to Financial Statements  ■  March 31, 2010  continued

3. Capital Transactions
For the years ended March 31, 2010 and 2009, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	March 31, 2010		March 31, 2009
	Shares	Value	Shares	Value

Sales:
Class A	4,439,491	$40,517,351	7,438,662	$65,107,375
Class B	960,869	8,781,182	1,363,258	12,132,323
Class C	526,147	4,814,478	1,189,056	10,782,705
Class I	5,539	52,167	21,613	178,327

Total Sales	5,932,046	$54,165,178	10,012,589	$88,200,730

Dividend Reinvestment:
Class A	216,010	$2,009,034	287,944	$2,359,650
Class B	27,522	256,346	44,088	356,636
Class C	29,194	270,426	61,655	506,615
Class I	170	1,588	236	2,036

Total Dividend Reinvestment	272,896	$2,537,394	393,923	$3,224 937

Repurchases:
Class A	(3,172,554)	$(28,934,919)	(4,151,134)	$(36,110,899)
Class B	(531,810)	(4,864,625)	(601,962)	(5,037,196)
Class C	(573,265)	(5,176,080)	(950,729)	(8,254,273)
Class I	-0-	-0-	(23,511)	(193,104)

Total Repurchases	(4,277,629)	$(38,975,624)	(5,727,336)	$(49,595,472)

4. Investments In Underlying Funds
During the period, the cost of purchases and proceeds from sales of investments in Underlying Funds were $63,920,818 and $46,672,266, respectively.

5. Risks of Investing in Underlying Funds
Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Underlying Funds’ shares and therefore the value of the Fund’s investments.
Each Underlying Fund’s prospectus and statement of additional information discuss the investment objectives and risks associated with each Underlying Fund. Copies of these documents along with the Underlying Fund’s financial statements are available on the Securities and Exchange Commission’s website, http://www.sec.gov.

6. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will

24

Van Kampen Asset Allocation Conservative Fund
Notes to Financial Statements  ■  March 31, 2010  continued

incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $225,400 and $2,200 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Subsequent Event
On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. (“Invesco”). The transaction (“Transaction”) affects the part of the asset management business that advises funds, including the Van Kampen family of funds. The Transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.
Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund’s current investment advisory agreement with Van Kampen Asset Management, a subsidiary of Van Kampen Investments Inc., to terminate. In connection with the Transaction, the Fund’s Board of Trustees (the “Board”) has approved that the Fund be transitioned to the Invesco mutual fund platform by transferring the assets and liabilities of the Fund to a newly formed fund (the “Acquiring Fund”), advised by an affiliate of Invesco, that has substantially the same investment objective, principal investment strategies and risks as the Fund (the “Reorganization”). On May 11, 2010, the Reorganization was approved by the shareholders of the Fund at a special meeting of shareholders. If certain other conditions to closing of the Transaction are met, shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund. Upon completion of the proposed Reorganization, the Fund will dissolve pursuant to a plan of dissolution adopted by the Board.

9. Accounting Pronouncement
On January 21, 2010, the FASB issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009. However, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be

25

Van Kampen Asset Allocation Conservative Fund
Notes to Financial Statements  ■  March 31, 2010  continued

effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment to ASC 820 and the impact it will have on financial statement disclosures.

26

Van Kampen Asset Allocation Conservative Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Van Kampen Asset Allocation Conservative Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Asset Allocation Conservative Fund (the Fund) (one of the portfolios constituting the Van Kampen Equity Trust), as of March 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from September 25, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Asset Allocation Conservative Fund of the Van Kampen Equity Trust at March 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period from September 25, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
May 18, 2010

27

Van Kampen Asset Allocation Conservative Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen * – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer	Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, IL 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

(Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended March 31, 2010. For corporate shareholders, 8.33% of the distributions qualify for the dividends received deduction. Certain ordinary dividends paid by the Fund may be treated as qualified dividend income and will therefore be subject to a maximum tax rate of 15%. The Fund intends to designate up to a maximum of $375,114 as taxed at a maximum rate of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

28

Van Kampen Asset Allocation Conservative Fund
Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2006	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

29

Van Kampen Asset Allocation Conservative Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Jerry D. Choate (71) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 2006	From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee, of Amgen Inc., a biotechnological company. Director since 1999 and member of the nominating and governance committee and compensation and executive committee, of Valero Energy Corporation, a crude oil refining and marketing company. Previously, from 2006 to 2007, Director and member of the compensation committee and audit committee, of H&R Block, a tax preparation services company.

Rod Dammeyer (69) CAC, LLC 4350 LaJolla Village Drive Suite 320 San Diego, CA 92122-1249	Trustee	Trustee since 2006	President of CAC, LLC, a private company offering capital investment and management advisory services. Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

30

Van Kampen Asset Allocation Conservative Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Linda Hutton Heagy (61) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 2006	Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations, Vice President of Northern Trust Company and an Associate at Price Waterhouse.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

31

Van Kampen Asset Allocation Conservative Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

R. Craig Kennedy (58) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 2006	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

32

Van Kampen Asset Allocation Conservative Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Howard J Kerr (74) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2006	Retired. Previous member of the City Council and Mayor of Lake Forest, Illinois from 1988 through 2002. Previous business experience from 1981 through 1996 includes President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company, President and Chief Executive Officer of Grabill Aerospace, and President of Custom Technologies Corporation. United States Naval Officer from 1960 through 1981, with responsibilities including Commanding Officer of United States Navy destroyers and Commander of United States Navy Destroyer Squadron Thirty-Three, White House experience in 1973 through 1975 as military aide to Vice Presidents Agnew and Ford and Naval Aid to President Ford, and Military Fellow on the Council of Foreign Relations in 1978-through 1979.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

33

Van Kampen Asset Allocation Conservative Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Jack E. Nelson (74) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 2006	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (69) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2006	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

34

Van Kampen Asset Allocation Conservative Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (68) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 2006	Chief Communications Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council from 1989 to 1993. Prior to 1980, experience includes Partner of Coopers & Lybrand (from 1980 to 1989), Associate Director of the US Office of Management and Budget (from 1977 to 1980) and Program Director of the Urban Institute (from 1975 to 1977).	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Independent Director and audit committee chairperson of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Independent Director and member of audit and governance committees of Fluor Corp., a global engineering, construction and management company, since January 2004. Director of Intelligent Medical Devices, Inc., a private company which develops symptom-based diagnostic tools for viral respiratory infections. Advisory Board member of ExactCost LLC, a private company providing activity-based costing for hospitals, laboratories, clinics, and physicians, since 2008. Chairperson of the Board of Trustees of the Institute for Defense Analyses, a federally funded research and development center, since 2000. Trustee from 1992 to 2000 and 2002 to present, current chairperson of the finance committee, current member of the audit committee, strategic growth committee and executive committee, and former Chairperson of the Board of Trustees (from 1997 to 1999), of the German Marshall Fund of the United States, a public foundation. Lead Independent Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; Trustee since 2004. Chairperson of the Board of Trustees of the Colorado College; Trustee since 1995. Trustee of California Institute of Technology. Previously, Independent Director and member of audit committee and governance committee of Neurogen Corporation from 1998 to 2006; and Independent Director of Arbros Communications from 2000 to 2002.

35

Van Kampen Asset Allocation Conservative Fund
Trustees and Officers continued
Interested Trustees:*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Interested Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Wayne W. Whalen* (70) 155 North Wacker Drive Chicago, IL 60606	Trustee	Trustee since 2006	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

36

Van Kampen Asset Allocation Conservative Fund
Trustees and Officers  continued

Officers
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Edward C. Wood III (54) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.
Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2006	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex. Secretary of Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp.

37

Van Kampen Asset Allocation Conservative Fund
Trustees and Officers continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

John L. Sullivan (54) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 2006	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (48) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

38

Your Notes

Your Notes

Your Notes

Van Kampen Asset Allocation Conservative Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen Asset Allocation Conservative Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Asset Allocation Conservative Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

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Van Kampen Asset Allocation Conservative Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

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Van Kampen Asset Allocation Conservative Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2010 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

107, 207, 307, 607
AAFCONANN 05/10
IU10-02053P-Y03/10

ANNUAL REPORT

March 31, 2010

MUTUAL FUNDS Van Kampen Asset Allocation Moderate Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Asset Allocation Moderate Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of March 31, 2010.

This material must be preceded or accompanied by a fund prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 3/31/10 (Unaudited)

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the S&P 500® Index and Blended Index (35% S&P 500® Index/25% MSCI EAFE Index/40% Barclays Capital U.S. Aggregate Index) from 9/30/2006 (first month-end after inception) through 3/31/10. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares		I Shares
	since 9/25/06		since 9/25/06		since 9/25/06		since 9/25/06
		w/max		w/max		w/max
	w/o	5.75%	w/o	5.00%	w/o	1.00%	w/o
Average Annual	sales	sales	sales	sales	sales	sales	sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	1.93%	0.22%	1.13%	0.46%	1.17%	1.17%	2.22%

1-year	41.08	33.04	39.97	34.97	40.03	39.03	41.43

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total returns with sales charges include payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent per year of the fund’s average daily net assets for Class A shares and up to 1.00 percent per year of the fund’s average daily net assets for Class B and C shares. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1,000,000, (ii) tax-exempt retirement plans with assets of at least $1,000,000 (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1,000,000, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s advisor has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund’s returns would have been lower. Periods of less than one year are not annualized.

The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy.

1

The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the U.S. & Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends.

The Barclays Capital U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-based securities.

The Indices are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

2

Fund Report
For the 12-month period ended March 31, 2010

Market Conditions

Following an unprecedented collapse in global economic activity in late 2008, the U.S. economy began a slow but steady healing process during the latter stages of 2009 and into 2010. Although fueled by massive government spending, it now appears that consumers and corporations alike benefited from this federal support. While job creation and lending activities have yet to post typical recoveries, manufacturing and services sectors are indeed experiencing rebounds akin to past cycles. Financial markets began to discount recovery a full year ago, as equities rallied, rates on government-issued debt climbed, and volatility collapsed. Commodity prices also began to recover, as copper, sugar and oil all appreciated from cycle lows.

International markets responded to the global economic cycle differently, depending on their level of sensitivity to the global credit and housing downturns. Generally, developed markets echoed U.S. patterns, while emerging markets experienced more typical recoveries. Europe, the United Kingdom and Japan all suffered recessions similar in severity to that in the U.S. and also benefited from unprecedented accommodation by monetary authorities. In Europe, significantly higher unemployment coupled with large budget deficits in southern countries have led to a less robust recovery than that experienced in the U.S., while the U.K. suffered most from the financial industry’s downturn.

The emerging markets, which include China, India, Latin America, Eastern Europe and Russia, fared better, as most economic growth rates declined but remained in positive territory. These equity markets, as one might expect, bottomed sooner and rallied further than developed markets this past year, in some cases to new all-time highs. In early 2010, the effects of stimulus and global recovery have combined to shift concerns to overheating, as inflation and property speculation are now forcing some monetary authorities to raise interest rates in an attempt to prevent inflation and control growth.

3

Performance Analysis

All share classes of Van Kampen Asset Allocation Moderate Fund underperformed the S&P 500® Index (the “Index”) and outperformed the Blended Index (35% S&P 500® Index, 25% MSCI EAFE Index and 40% Barclays Capital U.S. Aggregate Index) for the 12 months ended March 31, 2010, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended March 31, 2010

					Blended Index (35%
					S&P 500® Index, 25%
					MSCI EAFE Index and
					40% Barclays
					Capital U.S.
Class A	Class B	Class C	Class I	S&P 500® Index	Aggregate Index)

41.08%	39.97%	40.03%	41.43%	49.76%	32.82%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Underperformance versus the S&P 500® Index during the period was attributable to the Fund’s fixed income allocation, while outperformance versus the Blended Index was attributable to the Fund’s higher exposures to U.S. growth and international equities and corporate debt. The Fund also maintained lower exposures to U.S. government and global sovereign debt, relative to the Blended Index, which benefited performance.

Van Kampen Asset Allocation Moderate Fund seeks a high level of long-term total return, consistent with a moderate level of risk. During the period under review, the Fund maintained an asset allocation target of 60 percent in equity investments and 40 percent in fixed income investments. Additionally, the Fund’s specific exposures at the end of the period under review included U.S. equities (approximately 37 percent of total investments), international equities (approximately 22 percent), corporate bonds (approximately 12 percent), U.S. government securities (approximately 11 percent), short-term fixed income investments (approximately 6 percent), U.S. mortgages (approximately 5 percent), high yield fixed income investments (approximately 5 percent), and real estate investments (approximately 2 percent).

During the period under review, we increased the Fund’s exposures to active U.S. equities and high yield bonds, while reducing the Fund’s exposures to international equities, passive U.S. equity (in the form of exchange-traded funds), real estate, and cash. These changes were based on our analysis of valuations, return expectations and the shifting global macroeconomic environment.

4

Market Outlook

While it is difficult to project the trajectory of global economic activity in the wake of the 2008-2009 recession, some signs appear to be pointing to continued, gradual growth. In the U.S., it appears that the unemployment rate peaked late last year and has begun to decline. Manufacturers’ surveys are pointing to a more optimistic global outlook, while the housing market appears to have stabilized, albeit at extremely depressed levels. Outside the U.S., Europe appears to be benefiting from improving export activity, but the problems faced by southern countries do not appear to be going away any time soon. Japan has stabilized as well, and appears poised to gain from Asia’s robust recovery. Finally, China and India are attempting to manage to a “soft landing”, having sparked sharp recoveries and speculative cycles consistent with strong economic growth.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

5

Asset Allocation as of 3/31/10 (Unaudited)

Fixed Income	39.5%
U.S. Equity	37.9
Global/International Equity	21.9

Total Long-Term Investments	99.3
Total Repurchase Agreements	0.5

Total Investments	99.8
Other Assets in Excess of Liabilities	0.2

Net Assets	100.0%

The percentages expressed above were calculated by aggregating the investment portfolios of each underlying fund, in the proportion in which they are held by the fund.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell securities in the categories mentioned above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

6

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

7

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

8

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/09 - 3/31/10.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	10/1/09	3/31/10	10/1/09-3/31/10

Class A
Actual	$1,000.00	$1,071.95	$2.07
Hypothetical	1,000.00	1,022.94	2.02
(5% annual return before expenses)
Class B
Actual	1,000.00	1,068.29	5.93
Hypothetical	1,000.00	1,019.20	5.79
(5% annual return before expenses)
Class C
Actual	1,000.00	1,069.07	5.93
Hypothetical	1,000.00	1,019.20	5.79
(5% annual return before expenses)
Class I
Actual	1,000.00	1,073.87	0.78
Hypothetical	1,000.00	1,024.18	0.76
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.40%, 1.15%, 1.15% and 0.15% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

9

Van Kampen Asset Allocation Moderate Fund
Portfolio of Investments  ■  March 31, 2010

	Number of
Description	Shares	Value

Underlying Funds 99.3%
Affiliated Funds 89.9% (a)
Van Kampen Capital Growth Fund, Class I (b)	2,238,248	$26,612,764
Van Kampen Comstock Fund, Class I	1,633,707	23,917,469
Van Kampen Corporate Bond Fund, Class I	4,867,951	32,031,120
Van Kampen Emerging Markets Fund, Class I (b)	736,145	10,666,739
Van Kampen Government Securities Fund, Class I	3,107,535	29,304,057
Van Kampen Growth and Income Fund, Class I	864,476	15,949,583
Van Kampen High Yield Fund, Class I	1,406,521	13,305,691
Van Kampen International Growth Fund, Class I	2,289,838	37,118,281
Van Kampen Limited Duration Fund, Class I (c)	1,915,555	17,297,458
Van Kampen Mid Cap Growth Fund, Class I (b)	636,902	15,897,070
Van Kampen Real Estate Securities Fund, Class I	254,906	3,966,342
Van Kampen U.S. Mortgage Fund, Class I	1,032,260	13,305,828

		239,372,402

Unaffiliated Funds 9.4%
iShares Dow Jones Select Dividend Index Fund	115,200	5,301,504
iShares MSCI Japan Index Fund	1,010,246	10,546,968
SPDR S&P Dividend ETF	108,000	5,325,480
SPDR S&P 500 ETF Trust	34,000	3,977,660

		25,151,612

Total Long-Term Investments 99.3% (Cost $232,213,704)		264,524,014

Repurchase Agreements 0.5%
Banc of America Securities ($219,765 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 03/31/10, to be sold on 04/01/10 at $219,765)		219,765
JPMorgan Chase & Co. ($1,053,189 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 03/31/10, to be sold on 04/01/10 at $1,053,189)		1,053,189
State Street Bank & Trust Co. ($46 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 03/31/10, to be sold on 04/01/10 at $46)		46

Total Repurchase Agreements 0.5% (Cost $1,273,000)		1,273,000

Total Investments 99.8% (Cost $233,486,704)		265,797,014

Other Assets in Excess of Liabilities 0.2%		458,293

Net Assets 100.0%		$266,255,307

10
See Notes to Financial Statements

Van Kampen Asset Allocation Moderate Fund
Portfolio of Investments  ■  March 31, 2010  continued

Percentages are calculated as a percentage of net assets.

(a)	See Note 2 in the Notes to Financial Statements for further information regarding investments in affiliated funds.

(b)	Non-income producing security.

(c)	The Fund does not invest in the Underlying Affiliated Funds for the purpose of exercising management or control. At March 31 2010, the Fund held the following position, which exceeded 5% of the Underlying Affiliated Fund’s shares outstanding:

Percent of
Underlying Affiliated Fund	Shares Held

Van Kampen Limited Duration Fund, Class I	14.90%

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of March 31, 2010 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs	Total

Investments in an Asset Position
Underlying Funds
Affiliated Funds	$239,372,402	$—	$—	$239,372,402
Unaffiliated Funds	25,151,612	—	—	25,151,612
Repurchase Agreements	—	1,273,000	—	1,273,000

Total Investments in an Asset Position	$264,524,014	$1,273,000	$—	$265,797,014

11
See Notes to Financial Statements

Van Kampen Asset Allocation Moderate Fund
Financial Statements

Statement of Assets and Liabilities
March 31, 2010

Assets:
Investments in Underlying Affiliated Funds (Cost $210,562,042)	$239,372,402
Investments in Underlying Unaffiliated Funds (Cost $21,651,662)	25,151,612
Repurchase Agreements (Cost $1,273,000)	1,273,000
Cash	439
Receivables:
Fund Shares Sold	808,147
Dividends	416,182
Investments Sold	224,562
Expense Reimbursement from Adviser	51,507
Other	25,909

Total Assets	267,323,760

Liabilities:
Payables:
Fund Shares Repurchased	750,920
Distributor and Affiliates	110,967
Investments Purchased	27,763
Trustees’ Deferred Compensation and Retirement Plans	70,849
Accrued Expenses	107,954

Total Liabilities	1,068,453

Net Assets	$266,255,307

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$272,977,754
Net Unrealized Appreciation	32,310,310
Accumulated Undistributed Net Investment Income	2,362,806
Accumulated Net Realized Loss	(41,395,563)

Net Assets	$266,255,307

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $203,997,186 and 20,815,515 shares of beneficial interest issued and outstanding)	$9.80
Maximum sales charge (5.75%* of offering price)	0.60

Maximum offering price to public	$10.40

Class B Shares:
Net asset value and offering price per share (Based on net assets of $35,798,332 and 3,678,179 shares of beneficial interest issued and outstanding)	$9.73

Class C Shares:
Net asset value and offering price per share (Based on net assets of $25,757,880 and 2,643,137 shares of beneficial interest issued and outstanding)	$9.75

Class I Shares:
Net asset value and offering price per share (Based on net assets of $701,909 and 71,340 shares of beneficial interest issued and outstanding)	$9.84

*	On sales of $50,000 or more, the sales charge will be reduced.

12
See Notes to Financial Statements

Van Kampen Asset Allocation Moderate Fund
Financial Statements  continued

Statement of Operations
For the Year Ended March 31, 2010

Investment Income:
Dividends From Underlying Affiliated Funds	$5,312,945
Dividends From Underlying Unaffiliated Funds	540,695
Interest	2,735

Total Income	5,856,375

Expenses:
Distribution (12b-1) and Service Fees
Class A	431,636
Class B	291,196
Class C	217,002
Investment Advisory Fee	335,762
Transfer Agent Fees	285,161
Reports to Shareholders	67,123
Registration Fees	63,521
Accounting and Administrative Expenses	56,984
Professional Fees	52,388
Trustees’ Fees and Related Expenses	47,444
Custody	9,127
Other	28,831

Total Expenses	1,886,175
Expense Reduction	610,579

Net Expenses	1,275,596

Net Investment Income	$4,580,779

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Realized Loss on Sales of Underlying Affiliated Funds	$(12,388,288)
Realized Gain on Sales of Underlying Unaffiliated Funds	873,343

Net Realized Loss	(11,514,945)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(43,921,772)
End of the Period	32,310,310

Net Unrealized Appreciation During the Period	76,232,082

Net Realized and Unrealized Gain	$64,717,137

Net Increase in Net Assets From Operations	$69,297,916

13
See Notes to Financial Statements

Van Kampen Asset Allocation Moderate Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	March 31, 2010	March 31, 2009

From Investment Activities:
Operations:
Net Investment Income	$4,580,779	$4,224,641
Net Realized Loss	(11,514,945)	(29,364,663)
Net Unrealized Appreciation/Depreciation During the Period	76,232,082	(36,061,399)

Change in Net Assets from Operations	69,297,916	(61,201,421)

Distributions from Net Investment Income:
Class A Shares	(4,753,569)	(1,660,199)
Class B Shares	(558,244)	(132,887)
Class C Shares	(403,761)	(83,896)
Class I Shares	(13,228)	(3,999)

	(5,728,802)	(1,880,981)

Distributions from Net Realized Gain:
Class A Shares	-0-	(2,068,991)
Class B Shares	-0-	(332,597)
Class C Shares	-0-	(289,683)
Class I Shares	-0-	(4,323)

	-0-	(2,695,594)

Total Distributions	(5,728,802)	(4,576,575)

Net Change in Net Assets from Investment Activities	63,569,114	(65,777,996)

From Capital Transactions:
Proceeds from Shares Sold	103,503,740	167,419,813
Net Asset Value of Shares Issued Through Dividend Reinvestment	5,637,721	4,477,561
Cost of Shares Repurchased	(63,388,827)	(68,077,821)

Net Change in Net Assets from Capital Transactions	45,752,634	103,819,553

Total Increase in Net Assets	109,321,748	38,041,557
Net Assets:
Beginning of the Period	156,933,559	118,892,002

End of the Period (Including accumulated undistributed net investment income of $2,362,806 and $3,424,320, respectively)	$266,255,307	$156,933,559

14
See Notes to Financial Statements

Van Kampen Asset Allocation Moderate Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

				September 25, 2006
				(Commencement of
	Year Ended March 31,			Operations) to
Class A Shares	2010	2009	2008	March 31, 2007

Net Asset Value, Beginning of the Period	$7.12	$10.55	$10.72	$10.00

Net Investment Income (a)	0.20	0.25	0.29	0.14
Net Realized and Unrealized Gain/Loss	2.72	(3.44)	(0.27)	0.72

Total from Investment Operations	2.92	(3.19)	0.02	0.86

Less:
Distributions from Net Investment Income	0.24	0.11	0.16	0.14
Distributions from Net Realized Gain	-0-	0.13	0.03	-0-

Total Distributions	0.24	0.24	0.19	0.14

Net Asset Value, End of the Period	$9.80	$7.12	$10.55	$10.72

Total Return* (b)	41.08%	–30.28%	0.05%	8.67% **
Net Assets at End of the Period (In millions)	$204.0	$121.5	$83.5	$14.2
Ratio of Expenses to Average Net Assets* (c) (d)	0.40%	0.40%	0.41%	0.42%
Ratio of Net Investment Income to Average Net Assets* (c)	2.21%	2.88%	2.61%	2.65%
Portfolio Turnover	41%	53%	11%	0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	0.67%	0.70%	0.90%	4.37%
Ratio of Net Investment Income/Loss to Average Net Assets (c)	1.94%	2.58%	2.10%	(1.30% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% maybe imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were 0.82%, 0.80%, 0.90% and 0.93% at March 31, 2010, 2009, 2008 and 2007, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% and 0.02% for the year ended March 31, 2008 and period ended March 31, 2007, respectively.

15
See Notes to Financial Statements

Van Kampen Asset Allocation Moderate Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

				September 25, 2006
				(Commencement of
	Year Ended March 31,			Operations) to
Class B Shares	2010	2009	2008	March 31, 2007

Net Asset Value, Beginning of the Period	$7.07	$10.48	$10.68	$10.00

Net Investment Income (a)	0.13	0.18	0.23	0.10
Net Realized and Unrealized Gain/Loss	2.69	(3.41)	(0.29)	0.71

Total from Investment Operations	2.82	(3.23)	(0.06)	0.81

Less:
Distributions from Net Investment Income	0.16	0.05	0.11	0.13
Distributions from Net Realized Gain	-0-	0.13	0.03	-0-

Total Distributions	0.16	0.18	0.14	0.13

Net Asset Value, End of the Period	$9.73	$7.07	$10.48	$10.68

Total Return* (b)	39.97%	–30.80%	–0.66%	8.14% **
Net Assets at End of the Period (In millions)	$35.8	$20.0	$15.8	$4.2
Ratio of Expenses to Average Net Assets* (c) (d)	1.15%	1.15%	1.16%	1.17%
Ratio of Net Investment Income to Average Net Assets* (c)	1.47%	2.05%	2.13%	1.83%
Portfolio Turnover	41%	53%	11%	0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	1.42%	1.45%	1.72%	5.12%
Ratio of Net Investment Income/Loss to Average Net Assets (c)	1.20%	1.75%	1.57%	(2.12% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were 0.82%, 0.80%, 0.90% and 0.93% at March 31, 2010, 2009, 2008 and 2007, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% and 0.02% for the year ended March 31, 2008 and period ended March 31, 2007, respectively.

16
See Notes to Financial Statements

Van Kampen Asset Allocation Moderate Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

				September 25, 2006
				(Commencement of
	Year Ended March 31,			Operations) to
Class C Shares	2010	2009	2008	March 31, 2007

Net Asset Value, Beginning of the Period	$7.08	$10.47	$10.69	$10.00

Net Investment Income (a)	0.13	0.19	0.17	0.10
Net Realized and Unrealized Gain/Loss	2.70	(3.41)	(0.23)	0.72

Total from Investment Operations	2.83	(3.22)	(0.06)	0.82

Less:
Distributions from Net Investment Income	0.16	0.04	0.13	0.13
Distributions from Net Realized Gain	-0-	0.13	0.03	-0-

Total Distributions	0.16	0.17	0.16	0.13

Net Asset Value, End of the Period	$9.75	$7.08	$10.47	$10.69

Total Return* (b)	40.03%	–30.78%	–0.70%	8.24% **
Net Assets at End of the Period (In millions)	$25.8	$15.3	$19.4	$2.3
Ratio of Expenses to Average Net Assets* (c) (d)	1.15%	1.15%	1.16%	1.17%
Ratio of Net Investment Income to Average Net Assets* (c)	1.46%	2.16%	1.57%	1.82%
Portfolio Turnover	41%	53%	11%	0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	1.42%	1.46%	1.63%	5.12%
Ratio of Net Investment Income/Loss to Average Net Assets (c)	1.19%	1.85%	1.10%	(2.13% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were 0.82%, 0.80%, 0.90% and 0.93% at March 31, 2010, 2009, 2008 and 2007, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% and 0.02% for the year ended March 31, 2008 and period ended March 31, 2007, respectively.

17
See Notes to Financial Statements

Van Kampen Asset Allocation Moderate Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

				September 25, 2006
				(Commencement of
	Year Ended March 31,			Operations) to
Class I Shares	2010	2009	2008	March 31, 2007

Net Asset Value, Beginning of the Period	$7.15	$10.58	$10.74	$10.00

Net Investment Income (a)	0.24	0.32	0.30	0.15
Net Realized and Unrealized Gain/Loss	2.71	(3.50)	(0.26)	0.74

Total from Investment Operations	2.95	(3.18)	0.04	0.89

Less:
Distributions from Net Investment Income	0.26	0.12	0.17	0.15
Distributions from Net Realized Gain	-0-	0.13	0.03	-0-

Total Distributions	0.26	0.25	0.20	0.15

Net Asset Value, End of the Period	$9.84	$7.15	$10.58	$10.74

Total Return* (b)	41.43%	–30.05%	0.25%	8.90% **
Net Assets at End of the Period (In millions)	$0.7	$0.2	$0.2	$0.5
Ratio of Expenses to Average Net Assets* (c) (d)	0.15%	0.15%	0.16%	0.17%
Ratio of Net Investment Income to Average Net Assets* (c)	2.58%	3.69%	2.69%	2.77%
Portfolio Turnover	41%	53%	11%	0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	0.42%	0.45%	1.15%	4.11%
Ratio of Net Investment Income/Loss to Average Net Assets (c)	2.31%	3.39%	1.70%	(1.18% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were 0.82%, 0.80%, 0.90% and 0.93% at March 31, 2010, 2009, 2008 and 2007, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% and 0.02% for the year ended March 31, 2008 and period ended March 31, 2007, respectively.

18
See Notes to Financial Statements

Van Kampen Asset Allocation Moderate Fund
Notes to Financial Statements  ■  March 31, 2010

1. Significant Accounting Policies
Van Kampen Asset Allocation Moderate Fund (the “Fund”) is organized as a series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek a high level of long-term total return, consistent with a moderate level of risk. The Fund invests primarily in other affiliated and unaffiliated funds (the “Underlying Funds”). Each Underlying Fund has its own investment objective and principal investment strategy. The different Underlying Funds invest in varying percentages of equity securities and/or fixed income securities. The Fund commenced investment operations on September 25, 2006. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ended after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation The assets of the Fund consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements

19

Van Kampen Asset Allocation Moderate Fund
Notes to Financial Statements  ■  March 31, 2010  continued

for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expenses Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. The Fund indirectly bears a proportionate share of the expenses of the Underlying Funds in addition to any expenses of the Fund. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended March 31, 2010, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward eight years following the year of the loss and offset such losses against future realized capital gains. At March 31, 2010, the Fund had an accumulated

20

Van Kampen Asset Allocation Moderate Fund
Notes to Financial Statements  ■  March 31, 2010  continued

capital loss carryforward for tax purpose of $16,787,971, which will expire according to the following schedule:

Amount	Expiration Date

$3,578,103	March 31, 2017
13,209,868	March 31, 2018

At March 31, 2010, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$257,778,903

Gross tax unrealized appreciation	$11,555,829
Gross tax unrealized depreciation	(3,537,718)

Net tax unrealized appreciation on investments	$8,018,111

F. Distribution of Income and Gains Effective September 30, 2009, the Fund declares and pays dividends quarterly from net investment income. Prior to September 30, 2009, the Fund declared and paid dividends at least annually from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax characters of distributions paid during the years ended March 31, 2010 and 2009 were as follows:

	2010	2009

Distributions paid from:
Ordinary income	$5,728,802	$1,881,746
Long-term capital gain	-0-	2,694,829

	$5,728,802	$4,576,575

Permanent differences, primarily due to prior year reclassification of short-term capital gain distributions resulted in the following reclassifications among the Fund’s components of net assets at March 31, 2010:

Accumulated Undistributed	Accumulated
Net Investment Income	Net Realized Loss	Capital

$86,509	$(76,605)	$(9,904)

As of March 31, 2010, the component of distributable earnings on a taxable basis was as follows:

Undistributed ordinary income	$2,431,730

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and post October losses of

21

Van Kampen Asset Allocation Moderate Fund
Notes to Financial Statements  ■  March 31, 2010  continued

$315,392, which are not recognized for tax purposes until the first day of the following fiscal year.

G. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through May 18, 2010, the date the financial statements were effectively issued. Management has determined that other than the event described in Note 8, there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of 0.15% of the average daily net assets of the Fund. The Fund also indirectly bears the investment advisory fees (and other expenses) of the Underlying Funds.
The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 0.40%, 1.15%, 1.15% and 0.15% for Classes A, B, C and I Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the year ended March 31, 2010, the Adviser waived or reimbursed approximately $610,600 of its advisory fees or other expenses.
For the year ended March 31, 2010, the Fund recognized expenses of approximately $7,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended March 31, 2010, the Fund recognized expenses of approximately $48,200 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2010, the Fund recognized expenses of approximately $84,200 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $24,900 are included in

22

Van Kampen Asset Allocation Moderate Fund
Notes to Financial Statements  ■  March 31, 2010  continued

“Other” assets on the Statement of Assets and Liabilities at March 31, 2010. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500. Pursuant to the closing of the transaction as described in Note 8, the deferred compensation and retirement plans will be terminated and amounts owed to the trustees will be distributed.
For the year ended March 31, 2010, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $307,700 and contingent deferred sales charges (CDSC) on redeemed shares of approximately $71,100. Sales charges do not represent expenses of the Fund.
At March 31, 2010, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 8,800 shares of Class I.
The Fund invests in Underlying Affiliated Funds of the Adviser. A summary of the Fund’s transactions in shares of the Underlying Affiliated Funds during the year ended March 31, 2010 is as follows:

	Purchase	Sales	Income	3/31/2009	3/31/2010
Investments	Cost	Proceeds	Earned	Value	Value

Van Kampen Capital Growth Fund, Class I	$6,818,032	$10,455,122	$-0-	$18,331,598	$26,612,764
Van Kampen Comstock Fund, Class I	8,118,092	3,837,402	286,792	12,301,680	23,917,469
Van Kampen Corporate Bond Fund, Class I	15,492,223	3,194,375	1,426,725	16,025,970	32,031,120
Van Kampen Emerging Markets Fund, Class I	8,540,206	11,030,979	-0-	7,590,607	10,666,739
Van Kampen Government Securities Fund, Class I	17,992,511	2,957,250	795,215	14,453,736	29,304,057
Van Kampen Growth and Income Fund, Class I	9,563,758	5,346,429	180,309	7,661,685	15,949,583
Van Kampen High Yield Fund, Class I	4,066,502	1,245,295	1,095,923	8,033,576	13,305,691
Van Kampen International Growth Fund, Class I	10,453,585	11,853,286	697,366	24,621,371	37,118,281
Van Kampen Limited Duration Fund, Class I	12,337,519	6,583,174	387,563	11,230,911	17,297,458
Van Kampen Mid Cap Growth Fund, Class I	6,158,771	5,808,857	-0-	9,105,242	15,897,070
Van Kampen Real Estate Securities Fund, Class I	3,675,465	10,182,955	117,049	6,089,358	3,966,342
Van Kampen U.S. Mortgage Fund, Class I	7,935,158	1,362,353	326,003	6,430,610	13,305,828

Total	$111,151,822	$73,857,477	$5,312,945	$141,876,344	$239,372,402

23

Van Kampen Asset Allocation Moderate Fund
Notes to Financial Statements  ■  March 31, 2010  continued

3. Capital Transactions
For the years ended March 31, 2010 and 2009, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	March 31, 2010		March 31, 2009
	Shares	Value	Shares	Value

Sales:
Class A	8,851,728	$79,359,541	14,858,350	$133,021,628
Class B	1,610,402	14,272,346	2,294,973	20,735,316
Class C	1,052,505	9,301,844	1,515,255	13,526,109
Class I	61,247	570,009	15,747	136,760

Total Sales	11,575,882	$103,503,740	18,684,325	$167,419,813

Dividend Reinvestment:
Class A	493,444	$4,695,509	510,390	$3,679,911
Class B	57,331	542,609	62,056	445,560
Class C	41,181	390,302	48,372	347,797
Class I	970	9,301	593	4,293

Total Dividend Reinvestment	592,926	$5,637,721	621,411	$4,477,561

Repurchases:
Class A	(5,595,321)	$(50,607,982)	(6,213,779)	$(49,249,033)
Class B	(814,989)	(7,241,703)	(1,041,054)	(8,563,498)
Class C	(608,449)	(5,386,706)	(1,259,339)	(10,201,113)
Class I	(17,140)	(152,436)	(8,347)	(64,177)

Total Repurchases	(7,035,899)	$(63,388,827)	(8,522,519)	$(68,077,821)

4. Investments In Underlying Funds
During the period, the cost of purchases and proceeds from sales of investments in Underlying Funds were $134,071,772 and $90,005,874, respectively.

5. Risks of Investing in Underlying Funds
Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Underlying Funds’ shares and therefore the value of the Fund’s investments.
Each Underlying Fund’s prospectus and statement of additional information discuss the investment objectives and risks associated with each Underlying Fund. Copies of these documents along with the Underlying Fund’s financial statements are available on the Securities and Exchange Commission’s website, http://www.sec.gov.

6. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will

24

Van Kampen Asset Allocation Moderate Fund
Notes to Financial Statements  ■  March 31, 2010  continued

incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $537,800 and $18,000 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Subsequent Event
On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. (“Invesco”). The transaction (“Transaction”) affects the part of the asset management business that advises funds, including the Van Kampen family of funds. The Transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.
Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund’s current investment advisory agreement with Van Kampen Asset Management, a subsidiary of Van Kampen Investments Inc., to terminate. In connection with the Transaction, the Fund’s Board of Trustees (the “Board”) has approved that the Fund be transitioned to the Invesco mutual fund platform by transferring the assets and liabilities of the Fund to a newly formed fund (the “Acquiring Fund”), advised by an affiliate of Invesco, that has substantially the same investment objective, principal investment strategies and risks as the Fund (the “Reorganization”). On May 11, 2010, the Reorganization was approved by the shareholders of the Fund at a special meeting of shareholders. If certain other conditions to closing of the Transaction are met, shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund. Upon completion of the proposed Reorganization, the Fund will dissolve pursuant to a plan of dissolution adopted by the Board.

9. Accounting Pronouncement
On January 21, 2010, the FASB issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009. However, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be

25

Van Kampen Asset Allocation Moderate Fund
Notes to Financial Statements  ■  March 31, 2010  continued

effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment to ASC 820 and the impact it will have on financial statement disclosures.

26

Van Kampen Asset Allocation Moderate Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Asset Allocation Moderate Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Asset Allocation Moderate Fund (the Fund) (one of the portfolios constituting the Van Kampen Equity Trust), as of March 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from September 25, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Asset Allocation Moderate Fund of the Van Kampen Equity Trust at March 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period from September 25, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
May 18, 2010

27

Van Kampen Asset Allocation Moderate Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen * – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer

Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, IL 60606

Independent Registered Public
Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended March 31, 2010. For corporate shareholders, 11.49% of the distributions qualify for the dividends received deduction. Certain ordinary dividends paid by the Fund may be treated as qualified dividend income and will therefore be subject to a maximum tax rate of 15%. The Fund intends to designate up to a maximum of $1,164,468 as taxed at a maximum rate of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

28

Van Kampen Asset Allocation Moderate Fund
Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2006	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

29

Van Kampen Asset Allocation Moderate Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Jerry D. Choate (71) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 2006	From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee, of Amgen Inc., a biotechnological company. Director since 1999 and member of the nominating and governance committee and compensation and executive committee, of Valero Energy Corporation, a crude oil refining and marketing company. Previously, from 2006 to 2007, Director and member of the compensation committee and audit committee, of H&R Block, a tax preparation services company.

Rod Dammeyer (69) CAC, LLC 4350 LaJolla Village Drive Suite 320 San Diego, CA 92122-1249	Trustee	Trustee since 2006	President of CAC, LLC, a private company offering capital investment and management advisory services. Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

30

Van Kampen Asset Allocation Moderate Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Linda Hutton Heagy (61) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 2006	Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations, Vice President of Northern Trust Company and an Associate at Price Waterhouse.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

31

Van Kampen Asset Allocation Moderate Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

R. Craig Kennedy (58) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 2006	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

32

Van Kampen Asset Allocation Moderate Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Howard J Kerr (74) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2006	Retired. Previous member of the City Council and Mayor of Lake Forest, Illinois from 1988 through 2002. Previous business experience from 1981 through 1996 includes President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company, President and Chief Executive Officer of Grabill Aerospace, and President of Custom Technologies Corporation. United States Naval Officer from 1960 through 1981, with responsibilities including Commanding Officer of United States Navy destroyers and Commander of United States Navy Destroyer Squadron Thirty-Three, White House experience in 1973 through 1975 as military aide to Vice Presidents Agnew and Ford and Naval Aid to President Ford, and Military Fellow on the Council of Foreign Relations in 1978-through 1979.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

33

Van Kampen Asset Allocation Moderate Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Jack E. Nelson (74) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 2006	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (69) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2006	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

34

Van Kampen Asset Allocation Moderate Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (68) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 2006	Chief Communications Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council from 1989 to 1993. Prior to 1980, experience includes Partner of Coopers & Lybrand (from 1980 to 1989), Associate Director of the US Office of Management and Budget (from 1977 to 1980) and Program Director of the Urban Institute (from 1975 to 1977).	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Independent Director and audit committee chairperson of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Independent Director and member of audit and governance committees of Fluor Corp., a global engineering, construction and management company, since January 2004. Director of Intelligent Medical Devices, Inc., a private company which develops symptom-based diagnostic tools for viral respiratory infections. Advisory Board member of ExactCost LLC, a private company providing activity-based costing for hospitals, laboratories, clinics, and physicians, since 2008. Chairperson of the Board of Trustees of the Institute for Defense Analyses, a federally funded research and development center, since 2000. Trustee from 1992 to 2000 and 2002 to present, current chairperson of the finance committee, current member of the audit committee, strategic growth committee and executive committee, and former Chairperson of the Board of Trustees (from 1997 to 1999), of the German Marshall Fund of the United States, a public foundation. Lead Independent Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; Trustee since 2004. Chairperson of the Board of Trustees of the Colorado College; Trustee since 1995. Trustee of California Institute of Technology. Previously, Independent Director and member of audit committee and governance committee of Neurogen Corporation from 1998 to 2006; and Independent Director of Arbros Communications from 2000 to 2002.

35

Van Kampen Asset Allocation Moderate Fund
Trustees and Officers continued
Interested Trustees:*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Interested Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Wayne W. Whalen* (70) 155 North Wacker Drive Chicago, IL 60606	Trustee	Trustee since 2006	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

36

Van Kampen Asset Allocation Moderate Fund
Trustees and Officers  continued

Officers
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Edward C. Wood III (54) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.
Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2006	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex. Secretary of Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp.

37

Van Kampen Asset Allocation Moderate Fund
Trustees and Officers continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

John L. Sullivan (54) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 2006	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (48) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

38

Your Notes

Your Notes

Your Notes

Van Kampen Asset Allocation Moderate Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen Asset Allocation Moderate Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Asset Allocation Moderate Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

(continued on next page)

Van Kampen Asset Allocation Moderate Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

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Van Kampen Asset Allocation Moderate Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2010 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

109, 209, 309, 609
AAFMODANN 05/10
IU10-02062P-Y03/10

ANNUAL REPORT

March 31, 2010

MUTUAL FUNDS Van Kampen Asset Allocation Growth Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Asset Allocation Growth Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of March 31, 2010.

This material must be preceded or accompanied by a fund prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 3/31/10 (Unaudited)

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the S&P 500® Index and Blended Index (50% S&P 500® Index/30% MSCI EAFE Index/20% Barclays Capital U.S. Aggregate Index) from 9/30/06 (first month-end after inception) through 3/31/10. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares		I Shares
	since 9/25/06		since 9/25/06		since 9/25/06		since 9/25/06
		w/max		w/max		w/max
		5.75%		5.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	1.90%	0.19%	1.10%	0.42%	1.10%	1.10%	2.18%

1-year	53.66	44.72	52.51	47.51	52.36	51.36	54.09

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total returns with sales charges include payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent per year of the fund’s average daily net assets for Class A shares and up to 1.00 percent per year of the fund’s average daily net assets for Class B and C shares. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1,000,000, (ii) tax-exempt retirement plans with assets of at least $1,000,000 (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1,000,000, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s advisor has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund’s returns would have been lower. Periods of less than one year are not annualized.

The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy.

1

The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the U.S. & Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends.

The Barclays Capital U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-based securities.

The Indices are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

2

Fund Report
For the 12-month period ended March 31, 2010

Market Conditions

Following an unprecedented collapse in global economic activity in late 2008, the U.S. economy began a slow but steady healing process during the latter stages of 2009 and into 2010. Although fueled by massive government spending, it now appears that consumers and corporations alike benefited from this federal support. While job creation and lending activities have yet to post typical recoveries, manufacturing and services sectors are indeed experiencing rebounds akin to past cycles. Financial markets began to discount recovery a full year ago, as equities rallied, rates on government-issued debt climbed, and volatility collapsed. Commodity prices also began to recover, as copper, sugar and oil all appreciated from cycle lows.

International markets responded to the global economic cycle differently, depending on their level of sensitivity to the global credit and housing downturns. Generally, developed markets echoed U.S. patterns, while emerging markets experienced more typical recoveries. Europe, the United Kingdom and Japan all suffered recessions similar in severity to that in the U.S. and also benefited from unprecedented accommodation by monetary authorities. In Europe, significantly higher unemployment coupled with large budget deficits in southern countries have led to a less robust recovery than that experienced in the U.S., while the U.K. suffered most from the financial industry’s downturn.

The emerging markets, which include China, India, Latin America, Eastern Europe and Russia, fared better, as most economic growth rates declined but remained in positive territory. These equity markets, as one might expect, bottomed sooner and rallied further than developed markets this past year, in some cases to new all-time highs. In early 2010, the effects of stimulus and global recovery have combined to shift concerns to overheating, as inflation and property speculation are now forcing some monetary authorities to raise interest rates in an attempt to prevent inflation and control growth.

3

Performance Analysis

All share classes of Van Kampen Asset Allocation Growth Fund outperformed the S&P 500® Index (the “Index”) and the Blended Index (50% S&P 500® Index, 30% MSCI EAFE Index and 20% Barclays Capital U.S. Aggregate Index) for the 12 months ended March 31, 2010, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended March 31, 2010

					Blended Index (50%
					S&P 500® Index, 30%
					MSCI EAFE Index and
					20% Barclays
					Capital U.S.
Class A	Class B	Class C	Class I	S&P 500® Index	Aggregate Index)

53.66%	52.51%	52.36%	54.09%	49.76%	41.94%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Outperformance during the period relative to the Blended Index was attributable to the Fund’s higher exposures to international equities, U.S. growth equities, and corporate debt. The Fund also maintained lower exposures to U.S. government and global sovereign debt, relative to the Blended Index, which benefited performance.

Van Kampen Asset Allocation Growth Fund seeks a high level of long-term total return, consistent with a high level of risk. During the period under review, the Fund maintained an asset allocation target of 80 percent in equity investments and 20 percent in fixed income investments. Additionally, the Fund’s specific exposures at the end of the period under review included U.S. equities (approximately 49 percent of total investments), international equities (approximately 29 percent), corporate bonds (approximately 8 percent), high yield fixed income investments (approximately 6 percent), real estate investments (approximately 2 percent), shorter-term fixed income investments (approximately 2 percent), and U.S. mortgages (approximately 2 percent).

During the period under review, we increased the Fund’s exposures to active U.S. equities and high yield bonds, while reducing the Fund’s exposures to international equities, passive U.S. equity (in the form of exchange-traded funds), real estate, and cash. These changes were based on our analysis of valuations, return expectations and the shifting global macroeconomic environment.

4

Market Outlook

While it is difficult to project the trajectory of global economic activity in the wake of the 2008-2009 recession, some signs appear to be pointing to continued, gradual growth. In the U.S., it appears that the unemployment rate peaked late last year and has begun to decline. Manufacturers’ surveys are pointing to a more optimistic global outlook, while the housing market appears to have stabilized, albeit at extremely depressed levels. Outside the U.S., Europe appears to be benefiting from improving export activity, but the problems faced by southern countries do not appear to be going away any time soon. Japan has stabilized as well, and appears poised to gain from Asia’s robust recovery. Finally, China and India are attempting to manage to a “soft landing”, having sparked sharp recoveries and speculative cycles consistent with strong economic growth.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

5

Asset Allocation as of 3/31/10 (Unaudited)

U.S. Equity	50.9%
Global/International Equity	28.9
Fixed Income	19.6

Total Long-Term Investments	99.4
Total Repurchase Agreements	0.6

Total Investments	100.0
Liabilities in Excess of Other Assets	(0.0)*

Net Assets	100.0%

*	Amount is less than 0.1%.

The percentages expressed above were calculated by aggregating the investment portfolios of each underlying fund, in the proportion in which they are held by the fund.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell securities in the categories mentioned above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

6

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

7

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

8

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/09 - 3/31/10.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	10/1/09	3/31/10	10/1/09-3/31/10

Class A
Actual	$1,000.00	$1,088.20	$2.08
Hypothetical	1,000.00	1,022.94	2.02
(5% annual return before expenses)

Class B
Actual	1,000.00	1,084.79	5.98
Hypothetical	1,000.00	1,019.20	5.79
(5% annual return before expenses)

Class C
Actual	1,000.00	1,084.22	5.98
Hypothetical	1,000.00	1,019.20	5.79
(5% annual return before expenses)

Class I
Actual	1,000.00	1,089.84	0.78
Hypothetical	1,000.00	1,024.18	0.76
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.40%, 1.15%, 1.15% and 0.15% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

9

Van Kampen Asset Allocation Growth Fund
Portfolio of Investments  ■  March 31, 2010

	Number of
Description	Shares	Value

Underlying Funds 99.4%
Affiliated Funds 89.5% (a)
Van Kampen Capital Growth Fund, Class I (b)	2,019,079	$24,006,844
Van Kampen Comstock Fund, Class I	1,637,563	23,973,923
Van Kampen Corporate Bond Fund, Class I	2,168,625	14,269,553
Van Kampen Emerging Markets Fund, Class I (b)	737,862	10,691,626
Van Kampen Growth and Income Fund, Class I	866,511	15,987,131
Van Kampen High Yield Fund, Class I	1,127,853	10,669,485
Van Kampen International Growth Fund, Class I	1,858,075	30,119,399
Van Kampen Limited Duration Fund, Class I	295,394	2,667,408
Van Kampen Mid Cap Growth Fund, Class I (b)	780,252	19,475,083
Van Kampen Real Estate Securities Fund, Class I	227,111	3,533,843
Van Kampen U.S. Mortgage Fund, Class I	275,919	3,556,591

		158,950,886

Unaffiliated Funds 9.9%
iShares Barclays Aggregate Bond Fund	34,200	3,563,640
iShares MSCI Japan Index Fund	844,324	8,814,743
iShares S&P/TOPIX 150 Index Fund	38,700	1,766,268
SPDR S&P 500 ETF Trust	30,300	3,544,797

		17,689,448

Total Long-Term Investments 99.4% (Cost $154,003,994)		176,640,334

Repurchase Agreements 0.6%
Banc of America Securities ($172,291 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 03/31/10, to be sold on 04/01/10 at $172,291)		172,291
JPMorgan Chase & Co. ($825,673 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 03/31/10, to be sold on 04/01/10 at $825,673)		825,673
State Street Bank & Trust Co. ($36 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 03/31/10, to be sold on 04/01/10 at $36)		36

Total Repurchase Agreements 0.6% (Cost $998,000)		998,000

Total Investments 100.0% (Cost $155,001,994)		177,638,334

Liabilities in Excess of Other Assets (0.0%)		(21,622)

Net Assets 100.0%		$177,616,712

10
See Notes to Financial Statements

Van Kampen Asset Allocation Growth Fund
Portfolio of Investments  ■  March 31, 2010  continued

Percentages are calculated as a percentage of net assets.

(a)	See Note 2 in the Notes to Financial Statements for further information regarding investments in affiliated funds.

(b)	Non-income producing security.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of March 31, 2010 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs	Total

Investments in an Asset Position
Underlying Funds
Affiliated Funds	$158,950,886	$—	$—	$158,950,886
Unaffiliated Funds	17,689,448	—	—	17,689,448
Repurchase Agreements	—	998,000	—	998,000

Total Investments in an Asset Position	$176,640,334	$998,000	$—	$177,638,334

11
See Notes to Financial Statements

Van Kampen Asset Allocation Growth Fund
Financial Statements

Statement of Assets and Liabilities
March 31, 2010

Assets:
Investments in Underlying Affiliated Funds (Cost $137,763,984)	$158,950,886
Investments in Underlying Unaffiliated Funds (Cost $16,240,010)	17,689,448
Repurchase Agreements (Cost $998,000)	998,000
Cash	453
Receivables:
Fund Shares Sold	310,626
Dividends	170,770
Investments Sold	65,420
Expense Reimbursement from Adviser	60,479
Other	23,222

Total Assets	178,269,304

Liabilities:
Payables:
Fund Shares Repurchased	298,599
Investments Purchased	84,687
Distributor and Affiliates	82,902
Trustees’ Deferred Compensation and Retirement Plans	68,083
Accrued Expenses	118,321

Total Liabilities	652,592

Net Assets	$177,616,712

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$182,208,195
Net Unrealized Appreciation	22,636,340
Accumulated Undistributed Net Investment Income	2,068,516
Accumulated Net Realized Loss	(29,296,339)

Net Assets	$177,616,712

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $128,085,865 and 13,052,929 shares of beneficial interest issued and outstanding)	$9.81
Maximum sales charge (5.75%* of offering price)	0.60

Maximum offering price to public	$10.41

Class B Shares:
Net asset value and offering price per share (Based on net assets of $31,223,555 and 3,215,243 shares of beneficial interest issued and outstanding)	$9.71

Class C Shares:
Net asset value and offering price per share (Based on net assets of $16,887,875 and 1,736,847 shares of beneficial interest issued and outstanding)	$9.72

Class I Shares:
Net asset value and offering price per share (Based on net assets of $1,419,417 and 144,116 shares of beneficial interest issued and outstanding)	$9.85

*	On sales of $50,000 or more, the sales charge will be reduced.

12
See Notes to Financial Statements

Van Kampen Asset Allocation Growth Fund
Financial Statements  continued

Statement of Operations
For the Year Ended March 31, 2010

Investment Income:
Dividends From Underlying Affiliated Funds	$2,722,405
Dividends From Underlying Unaffiliated Funds	242,227
Interest	1,556

Total Income	2,966,188

Expenses:
Distribution (12b-1) and Service Fees
Class A	262,424
Class B	250,423
Class C	141,464
Transfer Agent Fees	324,479
Investment Advisory Fee	217,208
Reports to Shareholders	67,978
Registration Fees	60,592
Accounting and Administrative Expenses	51,584
Professional Fees	46,408
Trustees’ Fees and Related Expenses	44,177
Custody	10,092
Other	18,666

Total Expenses	1,495,495
Expense Reduction	623,976

Net Expenses	871,519

Net Investment Income	$2,094,669

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Realized Loss on Sales of Underlying Affiliated Funds	$(9,867,749)
Realized Loss on Sales of Underlying Unaffiliated Funds	(1,036)

Net Realized Loss	(9,868,785)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(40,703,776)
End of the Period	22,636,340

Net Unrealized Appreciation During the Period	63,340,116

Net Realized and Unrealized Gain	$53,471,331

Net Increase in Net Assets From Operations	$55,566,000

13
See Notes to Financial Statements

Van Kampen Asset Allocation Growth Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	March 31, 2010	March 31, 2009

From Investment Activities:
Operations:
Net Investment Income	$2,094,669	$2,108,066
Net Realized Loss	(9,868,785)	(19,079,940)
Net Unrealized Appreciation/Depreciation During the Period	63,340,116	(33,710,529)

Change in Net Assets from Operations	55,566,000	(50,682,403)

Distributions from Net Investment Income:
Class A Shares	(1,726,071)	(725,328)
Class B Shares	(283,749)	(58,842)
Class C Shares	(148,144)	(24,623)
Class I Shares	(12,844)	(2,956)

	(2,170,808)	(811,749)

Distributions from Net Realized Gain:
Class A Shares	-0-	(2,094,802)
Class B Shares	-0-	(480,488)
Class C Shares	-0-	(306,133)
Class I Shares	-0-	(6,921)

	-0-	(2,888,344)

Total Distributions	(2,170,808)	(3,700,093)

Net Change in Net Assets from Investment Activities	53,395,192	(54,382,496)

From Capital Transactions:
Proceeds from Shares Sold	64,181,903	92,119,449
Net Asset Value of Shares Issued Through Dividend Reinvestment	2,129,563	3,641,554
Cost of Shares Repurchased	(38,863,094)	(30,338,872)

Net Change in Net Assets from Capital Transactions	27,448,372	65,422,131

Total Increase in Net Assets	80,843,564	11,039,635
Net Assets:
Beginning of the Period	96,773,148	85,733,513

End of the Period (Including accumulated undistributed net investment income of $2,068,516 and $2,088,035, respectively)	$177,616,712	$96,773,148

14
See Notes to Financial Statements

Van Kampen Asset Allocation Growth Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

				September 25, 2006
				(Commencement of
	Year Ended March 31,			Operations) to
Class A Shares	2010	2009	2008	March 31, 2007

Net Asset Value, Beginning of the Period	$6.48	$10.71	$10.90	$10.00

Net Investment Income (a)	0.14	0.19	0.18	0.09
Net Realized and Unrealized Gain/Loss	3.33	(4.14)	(0.20)	0.95

Total from Investment Operations	3.47	(3.95)	(0.02)	1.04

Less:
Distributions from Net Investment Income	0.14	0.07	0.13	0.14
Distributions from Net Realized Gain	-0-	0.21	0.04	-0-

Total Distributions	0.14	0.28	0.17	0.14

Net Asset Value, End of the Period	$9.81	$6.48	$10.71	$10.90

Total Return* (b)	53.66%	–36.88%	–0.32%	10.48% **
Net Assets at End of the Period (In millions)	$128.1	$71.2	$61.8	$19.8
Ratio of Expenses to Average Net Assets* (c) (d)	0.40%	0.40%	0.40%	0.42%
Ratio of Net Investment Income to Average Net Assets* (c)	1.65%	2.27%	1.56%	1.61%
Portfolio Turnover	38%	44%	11%	0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	0.83%	0.90%	1.01%	3.71%
Ratio of Net Investment Income/Loss to Average Net Assets (c)	1.22%	1.77%	0.95%	(1.68% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% maybe imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were 0.87%, 0.83%, 0.89% and 0.96% at March 31, 2010, 2009, 2008 and 2007, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.02% for the period ended March 31, 2007.

15
See Notes to Financial Statements

Van Kampen Asset Allocation Growth Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

				September 25, 2006
				(Commencement of
	Year Ended March 31,			Operations) to
Class B Shares	2010	2009	2008	March 31, 2007

Net Asset Value, Beginning of the Period	$6.43	$10.63	$10.86	$10.00

Net Investment Income (a)	0.08	0.13	0.12	0.04
Net Realized and Unrealized Gain/Loss	3.29	(4.09)	(0.24)	0.95

Total from Investment Operations	3.37	(3.96)	(0.12)	0.99

Less:
Distributions from Net Investment Income	0.09	0.03	0.07	0.13
Distributions from Net Realized Gain	-0-	0.21	0.04	-0-

Total Distributions	0.09	0.24	0.11	0.13

Net Asset Value, End of the Period	$9.71	$6.43	$10.63	$10.86

Total Return* (b)	52.51%	–37.32%	–1.12%	9.95% **
Net Assets at End of the Period (In millions)	$31.2	$15.9	$13.2	$4.0
Ratio of Expenses to Average Net Assets* (c) (d)	1.15%	1.15%	1.15%	1.17%
Ratio of Net Investment Income to Average Net Assets* (c)	0.91%	1.54%	1.10%	0.82%
Portfolio Turnover	38%	44%	11%	0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	1.58%	1.65%	1.78%	4.46%
Ratio of Net Investment Income/Loss to Average Net Assets (c)	0.48%	1.04%	0.47%	(2.47% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were 0.87%, 0.83%, 0.89% and 0.96% at March 31, 2010, 2009, 2008 and 2007, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.02% for the period ended March 31, 2007.

16
See Notes to Financial Statements

Van Kampen Asset Allocation Growth Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

				September 25, 2006
				(Commencement of
	Year Ended March 31,			Operations) to
Class C Shares	2010	2009	2008	March 31, 2007

Net Asset Value, Beginning of the Period	$6.44	$10.63	$10.86	$10.00

Net Investment Income (a)	0.08	0.13	0.12	0.05
Net Realized and Unrealized Gain/Loss	3.29	(4.09)	(0.23)	0.94

Total from Investment Operations	3.37	(3.96)	(0.11)	0.99

Less:
Distributions from Net Investment Income	0.09	0.02	0.08	0.13
Distributions from Net Realized Gain	-0-	0.21	0.04	-0-

Total Distributions	0.09	0.23	0.12	0.13

Net Asset Value, End of the Period	$9.72	$6.44	$10.63	$10.86

Total Return* (b)	52.36%	–37.31%	–1.08%	9.96% **
Net Assets at End of the Period (In millions)	$16.9	$9.5	$10.6	$3.1
Ratio of Expenses to Average Net Assets* (c) (d)	1.15%	1.15%	1.15%	1.17%
Ratio of Net Investment Income to Average Net Assets* (c)	0.89%	1.54%	1.06%	0.86%
Portfolio Turnover	38%	44%	11%	0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	1.58%	1.65%	1.77%	4.46%
Ratio of Net Investment Income/Loss to Average Net Assets (c)	0.46%	1.04%	0.44%	(2.43% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were 0.87%, 0.83%, 0.89% and 0.96% at March 31, 2010, 2009, 2008 and 2007, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.02% for the period ended March 31, 2007.

17
See Notes to Financial Statements

Van Kampen Asset Allocation Growth Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

				September 25, 2006
				(Commencement of
	Year Ended March 31,			Operations) to
Class I Shares	2010	2009	2008	March 31, 2007

Net Asset Value, Beginning of the Period	$6.50	$10.74	$10.92	$10.00

Net Investment Income (a)	0.18	0.22	0.19	0.10
Net Realized and Unrealized Gain/Loss	3.33	(4.16)	(0.19)	0.97

Total from Investment Operations	3.51	(3.94)	-0-	1.07

Less:
Distributions from Net Investment Income	0.16	0.09	0.14	0.15
Distributions from Net Realized Gain	-0-	0.21	0.04	-0-

Total Distributions	0.16	0.30	0.18	0.15

Net Asset Value, End of the Period	$9.85	$6.50	$10.74	$10.92

Total Return* (b)	54.09%	–36.71%	–0.09%	10.71% **
Net Assets at End of the Period (In millions)	$1.4	$0.2	$0.2	$0.5
Ratio of Expenses to Average Net Assets* (c) (d)	0.15%	0.15%	0.15%	0.17%
Ratio of Net Investment Income to Average Net Assets* (c)	1.98%	2.54%	1.68%	1.78%
Portfolio Turnover	38%	44%	11%	0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	0.58%	0.63%	1.01%	3.46%
Ratio of Net Investment Income/Loss to Average Net Assets (c)	1.55%	2.06%	0.82%	(1.51% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were 0.87%, 0.83%, 0.89% and 0.96% at March 31, 2010, 2009, 2008 and 2007, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.02% for the period ended March 31, 2007.

18
See Notes to Financial Statements

Van Kampen Asset Allocation Growth Fund
Notes to Financial Statements  ■  March 31, 2010

1. Significant Accounting Policies
Van Kampen Asset Allocation Growth Fund (the “Fund”) is organized as a series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek a high level of long-term total return, consistent with a high level of risk. The Fund invests primarily in other affiliated and unaffiliated funds (the “Underlying Funds”). Each Underlying Fund has its own investment objective and principal investment strategy. The different Underlying Funds invest in varying percentages of equity securities and/or fixed income securities. The Fund commenced investment operations on September 25, 2006. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ended after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation The assets of the Fund consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements

19

Van Kampen Asset Allocation Growth Fund
Notes to Financial Statements  ■  March 31, 2010  continued

for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expenses Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. The Fund indirectly bears a proportionate share of the expenses of the Underlying Funds in addition to any expenses of the Fund. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended March 31, 2010, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward eight years following the year of the loss and offset such losses against future realized capital gains. At March 31, 2010, the Fund had an accumulated

20

Van Kampen Asset Allocation Growth Fund
Notes to Financial Statements  ■  March 31, 2010  continued

capital loss carryforward for tax purpose of $9,085,545, which will expire according to the following schedule:

Amount	Expiration Date

$2,574,870	March 31, 2017
6,510,675	March 31, 2018

At March 31, 2010, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$172,815,229

Gross tax unrealized appreciation	9,064,486
Gross tax unrealized depreciation	(4,241,381)

Net tax unrealized appreciation on investments	$4,823,105

F. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax characters of distributions paid during the years ended March 31, 2010 and 2009 were as follows:

	2010	2009

Distributions paid from:
Ordinary income	$2,170,808	$814,112
Long-term capital gain	-0-	2,885,981

	$2,170,808	$3,700,093

Permanent differences, primarily due to prior year reclassification of short-term capital gain distributions resulted in the following reclassifications among the Fund’s components of net assets at March 31, 2010:

Accumulated Undistributed	Accumulated
Net Investment Income	Net Realized Loss	Capital

$56,620	$(56,740)	$120

As of March 31, 2010, the component of distributable earnings on a taxable basis was as follows:

Undistributed ordinary income	$2,135,057

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions, and post October losses of $2,397,559, which are not recognized for tax purposes until the first day of the following fiscal year.

21

Van Kampen Asset Allocation Growth Fund
Notes to Financial Statements  ■  March 31, 2010  continued

G. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through May 18, 2010, the date the financial statements were effectively issued. Management has determined that other than the event described in Note 8, there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of 0.15% of the average daily net assets of the Fund. The Fund also indirectly bears the investment advisory fees (and other expenses) of the Underlying Funds.
The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 0.40%, 1.15%, 1.15% and 0.15% for Classes A, B, C and I Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the year ended March 31, 2010, the Adviser waived or reimbursed approximately $624,000 of its advisory fees or other expenses.
For the year ended March 31, 2010, the Fund recognized expenses of approximately $4,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended March 31, 2010, the Fund recognized expenses of approximately $39,900 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc.(VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2010, the Fund recognized expenses of approximately $99,400 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments of such funds of $22,500 are included in “Other” assets on the Statement of Assets and Liabilities at March 31, 2010. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

22

Van Kampen Asset Allocation Growth Fund
Notes to Financial Statements  ■  March 31, 2010  continued

Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500. Pursuant to the closing of the transaction as described in Note 8, the deferred compensation and retirement plans will be terminated and amounts owed to the trustees will be distributed.
For the year ended March 31, 2010, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $197,400 and contingent deferred sales charges (CDSC) on redeemed shares of approximately $56,600. Sales charges do not represent expenses of the Fund.
At March 31, 2010, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 8,500 shares of Class I.
The Fund invests in Underlying Affiliated Funds of the Adviser. A summary of the Fund’s transactions in shares of the Underlying Affiliated Funds during the year ended March 31, 2010 is as follows:

	Purchase	Sales	Income	3/31/2009	3/31/2010
Investments	Cost	Proceeds	Earned	Value	Value

Van Kampen Capital Growth Fund, Class I	$5,589,765	$8,611,766	$-0-	$16,151,806	$24,006,844
Van Kampen Comstock Fund, Class I	9,388,765	3,937,173	276,930	11,474,856	23,973,923
Van Kampen Corporate Bond Fund, Class I	6,879,906	2,426,051	662,676	7,968,662	14,269,553
Van Kampen Emerging Markets Fund, Class I	9,115,934	8,599,122	-0-	5,664,880	10,691,626
Van Kampen Growth and Income Fund, Class I	7,239,773	1,968,032	185,858	6,671,013	15,987,131
Van Kampen High Yield Fund, Class I	5,370,121	1,285,457	774,264	4,992,747	10,669,485
Van Kampen International Growth Fund, Class I	8,361,407	8,402,763	559,162	19,143,048	30,119,399
Van Kampen Limited Duration Fund, Class I	3,270,298	3,680,089	75,886	2,991,645	2,667,408
Van Kampen Mid Cap Growth Fund, Class I	7,847,105	3,462,493	-0-	8,494,548	19,475,083
Van Kampen Real Estate Securities Fund, Class I	2,634,098	6,135,379	98,822	3,784,613	3,533,843
Van Kampen U.S. Mortgage Fund, Class I	2,095,055	617,844	88,807	1,998,408	3,556,591

Total	$67,792,227	$49,126,169	$2,722,405	$89,336,226	$158,950,886

23

Van Kampen Asset Allocation Growth Fund
Notes to Financial Statements  ■  March 31, 2010  continued

3. Capital Transactions
For the years ended March 31, 2010 and 2009, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	March 31, 2010		March 31, 2009
	Shares	Value	Shares	Value

Sales:
Class A	5,420,161	$47,033,390	7,763,146	$68,515,514
Class B	1,258,783	10,780,879	1,751,754	15,670,661
Class C	623,566	5,327,753	860,333	7,657,666
Class I	114,448	1,039,881	25,118	275,608

Total Sales	7,416,958	$64,181,903	10,400,351	$92,119,449

Dividend Reinvestment:
Class A	181,010	$1,696,066	421,230	$2,788,554
Class B	30,082	279,761	80,685	530,904
Class C	15,439	143,736	47,769	314,797
Class I	1,064	10,000	1,101	7,299

Total Dividend Reinvestment	227,595	$2,129,563	550,785	$3,641,554

Repurchases:
Class A	(3,521,863)	$(30,789,678)	(2,979,695)	$(22,337,582)
Class B	(542,744)	(4,735,369)	(605,064)	(4,710,796)
Class C	(381,425)	(3,302,622)	(423,083)	(3,225,331)
Class I	(3,920)	(35,425)	(9,886)	(65,163)

Total Repurchases	(4,449,952)	$(38,863,094)	(4,017,728)	$(30,338,872)

4. Investments In Underlying Funds
During the period, the cost of purchases and proceeds from sales of investments in Underlying Funds were $81,229,686 and $53,935,691, respectively.

5. Risk of Investing in Underlying Funds
Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Underlying Funds’ shares and therefore the value of the Fund’s investments.
Each Underlying Fund’s prospectus and statement of additional information discuss the investment objectives and risks associated with each Underlying Fund. Copies of these documents along with the Underlying Fund’s financial statements are available on the Securities and Exchange Commission’s website, http://www.sec.gov.

6. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will

24

Van Kampen Asset Allocation Growth Fund
Notes to Financial Statements  ■  March 31, 2010  continued

incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $544,600 and $20,400 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Subsequent Event
On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. (“Invesco”). The transaction (“Transaction”) affects the part of the asset management business that advises funds, including the Van Kampen family of funds. The Transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.
Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund’s current investment advisory agreement with Van Kampen Asset Management, a subsidiary of Van Kampen Investments Inc., to terminate. In connection with the Transaction, the Fund’s Board of Trustees (the “Board”) has approved that the Fund be transitioned to the Invesco mutual fund platform by transferring the assets and liabilities of the Fund to a newly formed fund (the “Acquiring Fund”), advised by an affiliate of Invesco, that has substantially the same investment objective, principal investment strategies and risks as the Fund (the “Reorganization”). On May 11, 2010, the Reorganization was approved by the shareholders of the Fund at a special meeting of shareholders. If certain other conditions to closing of the Transaction are met, shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund. Upon completion of the proposed Reorganization, the Fund will dissolve pursuant to a plan of dissolution adopted by the Board.

9. Accounting Pronouncement
On January 21, 2010, the FASB issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009. However, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be

25

Van Kampen Asset Allocation Growth Fund
Notes to Financial Statements  ■  March 31, 2010  continued

effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment to ASC 820 and the impact it will have on financial statement disclosures.

26

Van Kampen Asset Allocation Growth Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Asset Allocation Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Asset Allocation Growth Fund (the Fund) (one of the portfolios constituting the Van Kampen Equity Trust), as of March 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from September 25, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Asset Allocation Growth Fund of the Van Kampen Equity Trust at March 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period from September 25, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
May 18, 2010

27

Van Kampen Asset Allocation Growth Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, IL 60606

Independent Registered
PublicAccounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended March 31, 2010. For corporate shareholders, 23.91% of the distributions qualify for the dividends received deduction. Certain ordinary dividends paid by the Fund may be treated as qualified dividend income and will therefore be subject to a maximum tax rate of 15%. The Fund intends to designate up to a maximum of $1,021,950 as taxed at a maximum rate of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940.

28

Van Kampen Asset Allocation Growth Fund
Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2006	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

29

Van Kampen Asset Allocation Growth Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Jerry D. Choate (71) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 2006	From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee, of Amgen Inc., a biotechnological company. Director since 1999 and member of the nominating and governance committee and compensation and executive committee, of Valero Energy Corporation, a crude oil refining and marketing company. Previously, from 2006 to 2007, Director and member of the compensation committee and audit committee, of H&R Block, a tax preparation services company.

Rod Dammeyer (69) CAC, LLC 4350 LaJolla Village Drive Suite 320 San Diego, CA 92122-1249	Trustee	Trustee since 2006	President of CAC, LLC, a private company offering capital investment and management advisory services. Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

30

Van Kampen Asset Allocation Growth Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Linda Hutton Heagy (61) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 2006	Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations, Vice President of Northern Trust Company and an Associate at Price Waterhouse.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

31

Van Kampen Asset Allocation Growth Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

R. Craig Kennedy (58) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 2006	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

32

Van Kampen Asset Allocation Growth Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Howard J Kerr (74) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2006	Retired. Previous member of the City Council and Mayor of Lake Forest, Illinois from 1988 through 2002. Previous business experience from 1981 through 1996 includes President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company, President and Chief Executive Officer of Grabill Aerospace, and President of Custom Technologies Corporation. United States Naval Officer from 1960 through 1981, with responsibilities including Commanding Officer of United States Navy destroyers and Commander of United States Navy Destroyer Squadron Thirty-Three, White House experience in 1973 through 1975 as military aide to Vice Presidents Agnew and Ford and Naval Aid to President Ford, and Military Fellow on the Council of Foreign Relations in 1978-through 1979.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

33

Van Kampen Asset Allocation Growth Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Jack E. Nelson (74) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 2006	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (69) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2006	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

34

Van Kampen Asset Allocation Growth Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (68) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 2006	Chief Communications Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council from 1989 to 1993. Prior to 1980, experience includes Partner of Coopers & Lybrand (from 1980 to 1989), Associate Director of the US Office of Management and Budget (from 1977 to 1980) and Program Director of the Urban Institute (from 1975 to 1977).	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Independent Director and audit committee chairperson of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Independent Director and member of audit and governance committees of Fluor Corp., a global engineering, construction and management company, since January 2004. Director of Intelligent Medical Devices, Inc., a private company which develops symptom-based diagnostic tools for viral respiratory infections. Advisory Board member of ExactCost LLC, a private company providing activity-based costing for hospitals, laboratories, clinics, and physicians, since 2008. Chairperson of the Board of Trustees of the Institute for Defense Analyses, a federally funded research and development center, since 2000. Trustee from 1992 to 2000 and 2002 to present, current chairperson of the finance committee, current member of the audit committee, strategic growth committee and executive committee, and former Chairperson of the Board of Trustees (from 1997 to 1999), of the German Marshall Fund of the United States, a public foundation. Lead Independent Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; Trustee since 2004. Chairperson of the Board of Trustees of the Colorado College; Trustee since 1995. Trustee of California Institute of Technology. Previously, Independent Director and member of audit committee and governance committee of Neurogen Corporation from 1998 to 2006; and Independent Director of Arbros Communications from 2000 to 2002.

35

Van Kampen Asset Allocation Growth Fund
Trustees and Officers continued
Interested Trustees:*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Interested Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Wayne W. Whalen* (70) 155 North Wacker Drive Chicago, IL 60606	Trustee	Trustee since 2006	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

36

Van Kampen Asset Allocation Growth Fund
Trustees and Officers  continued

Officers
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Edward C. Wood III (54) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.
Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2006	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex. Secretary of Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp.

37

Van Kampen Asset Allocation Growth Fund
Trustees and Officers continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

John L. Sullivan (54) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 2006	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (48) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

38

Your Notes

Your Notes

Your Notes

Van Kampen Asset Allocation Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen Asset Allocation Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Asset Allocation Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

(continued on next page)

Van Kampen Asset Allocation Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

(continued on back)

Van Kampen Asset Allocation Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2010 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

109, 209, 309, 609
AAFGRWANN 05/10
IU10-02063P-Y03/10

ANNUAL REPORT

March 31, 2010

MUTUAL FUNDS Van Kampen Core Equity Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Core Equity Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of March 31, 2010.

This material must be preceded or accompanied by a fund prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 3/31/10 (Unaudited)

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the S&P 500® Index from 8/31/07 (the first month-end after inception) through 3/31/10. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares		I Shares	R Shares
	since 8/27/07		since 8/27/07		since 8/27/07		since 8/27/07	since 8/27/07
		w/max		w/max		w/max
	w/o	5.75%	w/o	5.00%	w/o	1.00%	w/o	w/o
Average Annual	sales	sales	sales	sales	sales	sales	sales	sales
Total Returns	charges	charge	charges	charge	charges	charge	charges	charges

Since Inception	–9.61%	–11.65%	–10.20%	–11.22%	–10.26%	–10.26%	–9.44%	–9.87%

1-year	51.84	43.20	50.69	45.69	50.51	49.51	52.01	51.41

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent per year of the fund’s average daily net assets for Class A shares and up to 1.00 percent per year of the fund’s average daily net assets for Class B and C shares. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1,000,000, (ii) tax-exempt retirement plans with assets of at least $1,000,000 (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1,000,000, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Class R shares are available for purchase exclusively by investors through certain tax-exempt retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. Class R Shares are offered without any sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for Class R Shares is up to 0.50 percent per year of the fund’s average daily net assets for Class R shares. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund’s returns would have been lower. Periods less than one year are not annualized.

The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the 12-month period ended March 31, 2010

Market Conditions

Over the last 12 months the stock market, as represented by the S&P 500® Index, rose approximately 49.8 percent. This well-above-average return represented a continuation of the market’s rebound off of the March 2009 near-term lows, but the S&P 500® Index is still far off its 2007 highs and well below the high established in early 2000. While the market has experienced a robust cyclical recovery, it is entering the tenth year of a secular decline.

During the last year, corporate profits increased an estimated 30 percent on a year-over-year basis. This dramatic turnaround was driven by a global economic rebound, lower unit labor costs, and a steepening yield curve. Profits in the financial sector rose an estimated 240 percent on a year-over-year basis, and the profits of non-financials sectors increased an estimated 19 percent. The triple-digit rise in the profits of the financial sector marked an apparent retreat from the abyss near which the sector was poised for almost 18 months. This near-term return to health helped generate confidence that the economic recovery would continue, as would the upward trend in corporate profits.

In addition to the favorable trend in corporate profits, signs of a continuing improvement in the economic environment buoyed investors. The rate of job loss abated, and there were signs that unemployment had reached a near-term peak. Inflation remained well within the Federal Reserve’s target range, and while the yield curve steepened, the increase in the long end of the bond market was not yet out of the ordinary for this stage of the economic recovery. The increase in rates was, however, a sign of a hurdle, as expectations for higher taxes and higher inflation will confront the market most likely in the next two to three quarters.

Performance Analysis

All share classes of Van Kampen Core Equity Fund outperformed the S&P 500® Index (the “Index”) for the 12 months ended March 31, 2010, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended March 31, 2010

					S&P 500®
Class A	Class B	Class C	Class I	Class R	Index

51.84%	50.69%	50.51%	52.01%	51.41%	49.76%

The performance for the five share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

2

For the reporting period, the Fund’s return was greater than that of the Index. The portfolio’s exposure to stocks that were highly rated by our valuation process helped overall performance. In addition, individual stock selection aided performance.

The Fund’s exposure to the utilities, shelter, and consumer services sectors enhanced overall returns. However, holdings in the health care, raw materials, and energy sectors were a drag on overall returns during the period.

As part of our attempt to control diversifiable risk, it is our policy to not overweight or underweight any economic sector to a significant degree in an effort to aid performance. Thus, while economic conditions may change from time to time, and while those changes might favor stocks in one economic sector over another, we do not change our portfolio weightings in an overt effort to capture anticipated sector-by-sector return differentials. We prefer to strive to produce favorable returns by selecting from within each economic sector those stocks we expect to produce returns superior to that of the sector as a whole.

Market Outlook

As we move forward in 2010, the prevailing set of expectations for the near-term includes a continued improvement in corporate profits, steady but modest economic growth, small increases in interest rates, and low inflation. Beyond the next few quarters, the outlook is not easily discerned and not as optimistic. The widespread expectation is that the Federal Reserve will raise short-term interest rates towards the end of 2010 as part of its effort to draw down excess liquidity.

In addition to the destabilizing aspects of monetary policy, fiscal policy will likely be working against a continued economic expansion. According to the Congressional Budget Office, the federal budget deficit will exceed $1.5 trillion for this fiscal year and next. As part of an effort to reduce the deficit, major hikes in tax rates have been proposed. Increases in personal income tax rates, corporate tax rates, capital gains tax rates, and tax rates on dividends all are likely. Major new taxes on both individuals and corporations are part of an effort to cover the cost of the recently passed health care bill. This set of tax increases will most certainly heighten concerns about the durability of the recovery.

We believe the direction of the market over the next few months and quarters will be a function of how economic policy evolves. The primary sources of uncertainty may be controllable within reasonable bounds, in our opinion; however, unless and until there is evidence that some test of reasonableness will apply, the market will struggle to produce sustainable gains. With a return to a more normal economic environment, with less uncertainty with respect to the future direction of economic policies, we believe investors will be able to focus better on the likely fortunes of individual companies and investors in firms that generate consistent earning progress and are fairly priced may be rewarded.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Top 10 Holdings as of 3/31/10 (Unaudited)

Microsoft Corp.	3.0%
Apple, Inc.	2.9
Chevron Corp.	2.8
IBM Corp.	2.6
Philip Morris International, Inc.	2.5
General Electric Co.	2.5
Pfizer, Inc.	2.3
Merck & Co., Inc.	2.3
Wells Fargo & Co.	2.3
Intel Corp.	2.3

Summary of Investments by Industry Classification as of 3/31/10 (Unaudited)

Integrated Oil & Gas	8.4%
Pharmaceuticals	7.7
Computer Hardware	7.5
Apparel Retail	4.8
Systems Software	4.5
Tobacco	4.4
Life & Health Insurance	3.7
Aerospace & Defense	3.6
Managed Health Care	3.0
Property & Casualty Insurance	2.6
Industrial Conglomerates	2.5
Multi-Utilities	2.5
Diversified Banks	2.3
Semiconductors	2.3
Integrated Telecommunication Services	2.2
Investment Banking & Brokerage	2.2
Internet Software & Services	1.9
Railroads	1.9
Household Products	1.8
Biotechnology	1.8
Diversified Metals & Mining	1.8
General Merchandise Stores	1.7
Leisure Products	1.6
Paper Products	1.6
Apparel, Accessories & Luxury Goods	1.6
Computer & Electronics Retail	1.6
Hotels, Resorts & Cruise Lines	1.6
Consumer Finance	1.6
Oil & Gas Exploration & Production	1.5
Other Diversified Financial Services	1.5
Specialty Chemicals	1.4
Auto Parts & Equipment	1.4
Home Improvement Retail	1.4
Data Processing & Outsourced Services	1.3
Gas Utilities	1.3
Office Services & Supplies	1.3
Communications Equipment	1.3
(continued on next page)

4

Summary of Investments by Industry Classification as of 3/31/10 (Unaudited)
(continued from previous page)

Oil & Gas Drilling	1.2%
Household Appliances	1.1

Total Long-Term Investments	99.4
Total Repurchase Agreements	0.7

Total Investments	100.1
Liabilities in Excess of Other Assets	(0.1)

Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

5

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

6

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

7

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/09 - 3/31/10

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	10/1/09	3/31/10	10/1/09-3/31/10

Class A
Actual	$1,000.00	$1,108.18	$6.31
Hypothetical	1,000.00	1,018.95	6.04
(5% annual return before expenses)
Class B
Actual	1,000.00	1,103.42	10.23
Hypothetical	1,000.00	1,015.21	9.80
(5% annual return before expenses)
Class C
Actual	1,000.00	1,104.30	10.23
Hypothetical	1,000.00	1,015.21	9.80
(5% annual return before expenses)
Class I
Actual	1,000.00	1,108.37	4.99
Hypothetical	1,000.00	1,020.19	4.78
(5% annual return before expenses)
Class R
Actual	1,000.00	1,107.21	7.62
Hypothetical	1,000.00	1,017.70	7.29
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.20%, 1.95%, 1.95%, 0.95% and 1.45% for Class A, B, C, I and R Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

8

Van Kampen Core Equity Fund
Portfolio of Investments  ■  March 31, 2010

	Number of
Description	Shares	Value

Common Stocks 99.4%
Aerospace & Defense 3.6%
L-3 Communications Holdings, Inc.	4,830	$442,573
Raytheon Co.	7,980	455,817
United Technologies Corp.	9,200	677,212

		1,575,602

Apparel, Accessories & Luxury Goods 1.6%
VF Corp.	8,780	703,717

Apparel Retail 4.8%
Gap, Inc.	29,440	680,358
Guess?, Inc.	15,720	738,526
Ross Stores, Inc.	12,510	668,910

		2,087,794

Auto Parts & Equipment 1.4%
Johnson Controls, Inc.	18,900	623,511

Biotechnology 1.8%
Amgen, Inc. (a)	13,060	780,466

Communications Equipment 1.3%
Corning, Inc.	26,670	539,001

Computer & Electronics Retail 1.6%
Best Buy Co., Inc.	16,520	702,761

Computer Hardware 7.5%
Apple, Inc. (a)	5,280	1,240,430
Hewlett-Packard Co.	16,680	886,542
IBM Corp.	8,850	1,135,013

		3,261,985

Consumer Finance 1.6%
American Express Co.	16,360	675,014

Data Processing & Outsourced Services 1.3%
Computer Sciences Corp. (a)	10,540	574,325

Diversified Banks 2.3%
Wells Fargo & Co.	32,230	1,002,998

Diversified Metals & Mining 1.8%
Freeport-McMoRan Copper & Gold, Inc.	9,230	771,074

Gas Utilities 1.3%
Questar Corp.	12,840	554,688

9
See Notes to Financial Statements

Van Kampen Core Equity Fund
Portfolio of Investments  ■  March 31, 2010  continued

	Number of
Description	Shares	Value

General Merchandise Stores 1.7%
Target Corp.	13,720	$721,672

Home Improvement Retail 1.4%
Sherwin-Williams Co.	9,130	617,918

Hotels, Resorts & Cruise Lines 1.6%
Royal Caribbean Cruises Ltd. (Liberia) (a)	20,700	682,893

Household Appliances 1.1%
Whirlpool Corp.	5,310	463,298

Household Products 1.8%
Kimberly-Clark Corp.	12,650	795,432

Industrial Conglomerates 2.5%
General Electric Co.	58,740	1,069,068

Integrated Oil & Gas 8.4%
Chevron Corp.	16,120	1,222,380
ConocoPhillips	17,040	871,937
Marathon Oil Corp.	19,860	628,370
Occidental Petroleum Corp.	10,710	905,423

		3,628,110

Integrated Telecommunication Services 2.2%
AT&T, Inc.	37,200	961,248

Internet Software & Services 1.9%
Google, Inc., Class A (a)	1,449	821,597

Investment Banking & Brokerage 2.2%
Goldman Sachs Group, Inc.	5,570	950,409

Leisure Products 1.6%
Mattel, Inc.	31,060	706,304

Life & Health Insurance 3.7%
Aflac, Inc.	14,050	762,774
MetLife, Inc.	18,940	820,860

		1,583,634

Managed Health Care 3.0%
UnitedHealth Group, Inc.	19,570	639,352
WellPoint, Inc. (a)	10,330	665,045

		1,304,397

10
See Notes to Financial Statements

Van Kampen Core Equity Fund
Portfolio of Investments  ■  March 31, 2010  continued

	Number of
Description	Shares	Value

Multi-Utilities 2.5%
DTE Energy Co.	12,160	$542,336
Public Service Enterprise Group, Inc.	17,650	521,028

		1,063,364

Office Services & Supplies 1.3%
Pitney Bowes, Inc.	22,660	554,037

Oil & Gas Drilling 1.2%
Transocean Ltd. (Switzerland) (a)	6,220	537,284

Oil & Gas Exploration & Production 1.5%
Apache Corp.	6,570	666,855

Other Diversified Financial Services 1.5%
JPMorgan Chase & Co.	14,250	637,687

Paper Products 1.6%
International Paper Co.	28,640	704,830

Pharmaceuticals 7.7%
Bristol-Myers Squibb Co.	27,470	733,449
Merck & Co., Inc.	27,140	1,013,679
Pfizer, Inc.	59,220	1,015,623
Watson Pharmaceuticals, Inc. (a)	13,330	556,794

		3,319,545

Property & Casualty Insurance 2.6%
ACE Ltd. (Switzerland)	7,000	366,100
Travelers Cos., Inc.	13,730	740,596

		1,106,696

Railroads 1.9%
CSX Corp.	16,060	817,454

Semiconductors 2.3%
Intel Corp.	43,910	977,437

Specialty Chemicals 1.4%
Lubrizol Corp.	6,820	625,530

Systems Software 4.5%
Microsoft Corp.	44,840	1,312,467
Oracle Corp.	24,430	627,607

		1,940,074

11
See Notes to Financial Statements

Van Kampen Core Equity Fund
Portfolio of Investments  ■  March 31, 2010  continued

	Number of
Description	Shares	Value

Tobacco 4.4%
Altria Group, Inc.	40,180	$824,493
Philip Morris International, Inc.	21,030	1,096,925

		1,921,418

Total Long-Term Investments 99.4% (Cost $34,960,358)		43,031,127

Repurchase Agreements 0.7%
Banc of America Securities ($48,511 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 03/31/10, to be sold on 04/01/10 at $48,511)		48,511
JPMorgan Chase & Co. ($232,479 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 03/31/10, to be sold on 04/01/10 at $232,479)		232,479
State Street Bank & Trust Co. ($10 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 03/31/10, to be sold on 04/01/10 at $10)		10

Total Repurchase Agreements 0.7% (Cost $281,000)		281,000

Total Investments 100.1% (Cost $35,241,358)		43,312,127

Liabilities in Excess of Other Assets (0.1%)		(29,468)

Net Assets 100.0%		$43,282,659

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.

12
See Notes to Financial Statements

Van Kampen Core Equity Fund
Portfolio of Investments  ■  March 31, 2010  continued

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of March 31, 2010 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs	Total

Investments in an Asset Position
Common Stocks
Aerospace & Defense	$1,575,602	$—	$—	$1,575,602
Apparel, Accessories & Luxury Goods	703,717	—	—	703,717
Apparel Retail	2,087,794	—	—	2,087,794
Auto Parts & Equipment	623,511	—	—	623,511
Biotechnology	780,466	—	—	780,466
Communications Equipment	539,001	—	—	539,001
Computer & Electronics Retail	702,761	—	—	702,761
Computer Hardware	3,261,985	—	—	3,261,985
Consumer Finance	675,014	—	—	675,014
Data Processing & Outsourced Services	574,325	—	—	574,325
Diversified Banks	1,002,998	—	—	1,002,998
Diversified Metals & Mining	771,074	—	—	771,074
Gas Utilities	554,688	—	—	554,688
General Merchandise Stores	721,672	—	—	721,672
Home Improvement Retail	617,918	—	—	617,918
Hotels, Resorts & Cruise Lines	682,893	—	—	682,893
Household Appliances	463,298	—	—	463,298
Household Products	795,432	—	—	795,432
Industrial Conglomerates	1,069,068	—	—	1,069,068
Integrated Oil & Gas	3,628,110	—	—	3,628,110
Integrated Telecommunication Services	961,248	—	—	961,248
Internet Software & Services	821,597	—	—	821,597
Investment Banking & Brokerage	950,409	—	—	950,409
Leisure Products	706,304	—	—	706,304
Life & Health Insurance	1,583,634	—	—	1,583,634
Managed Health Care	1,304,397	—	—	1,304,397
Multi-Utilities	1,063,364	—	—	1,063,364
Office Services & Supplies	554,037	—	—	554,037
Oil & Gas Drilling	537,284	—	—	537,284
Oil & Gas Exploration & Production	666,855	—	—	666,855
Other Diversified Financial Services	637,687	—	—	637,687
Paper Products	704,830	—	—	704,830
Pharmaceuticals	3,319,545	—	—	3,319,545
Property & Casualty Insurance	1,106,696	—	—	1,106,696
Railroads	817,454	—	—	817,454
Semiconductors	977,437	—	—	977,437
Specialty Chemicals	625,530	—	—	625,530
Systems Software	1,940,074	—	—	1,940,074
Tobacco	1,921,418	—	—	1,921,418
Repurchase Agreements	—	281,000	—	281,000

Total Investments in an Asset Position	$43,031,127	$281,000	$—	$43,312,127

13
See Notes to Financial Statements

Van Kampen Core Equity Fund
Financial Statements

Statement of Assets and Liabilities
March 31, 2010

Assets:
Total Investments (Cost $35,241,358)	$43,312,127
Cash	1,348
Receivables:
Dividends	77,941
Fund Shares Sold	42,412
Other	18,064

Total Assets	43,451,892

Liabilities:
Payables:
Fund Shares Repurchased	26,508
Distributor and Affiliates	19,183
Investment Advisory Fee	17,227
Trustees’ Deferred Compensation and Retirement Plans	38,994
Accrued Expenses	67,321

Total Liabilities	169,233

Net Assets	$43,282,659

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$41,593,784
Net Unrealized Appreciation	8,070,769
Accumulated Undistributed Net Investment Income	54,446
Accumulated Net Realized Loss	(6,436,340)

Net Assets	$43,282,659

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $9,449,991 and 1,267,403 shares of beneficial interest issued and outstanding)	$7.46
Maximum sales charge (5.75%* of offering price)	0.46

Maximum offering price to public	$7.92

Class B Shares:
Net asset value and offering price per share (Based on net assets of $692,119 and 93,308 shares of beneficial interest issued and outstanding)	$7.42

Class C Shares:
Net asset value and offering price per share (Based on net assets of $948,973 and 127,976 shares of beneficial interest issued and outstanding)	$7.42

Class I Shares:
Net asset value and offering price per share (Based on net assets of $32,116,908 and 4,297,810 shares of beneficial interest issued and outstanding)	$7.47

Class R Shares:
Net asset value and offering price per share (Based on net assets of $74,668 and 10,000 shares of beneficial interest issued and outstanding)	$7.47

*	On sales of $50,000 or more, the sales charge will be reduced

14
See Notes to Financial Statements

Van Kampen Core Equity Fund
Financial Statements  continued

Statement of Operations
For the Year Ended March 31, 2010

Investment Income:
Dividends	$842,466
Interest	770

Total Income	843,236

Expenses:
Investment Advisory Fee	249,665
Transfer Agent Fees	56,645
Accounting and Administrative Expenses	55,584
Professional Fees	51,509
Registration Fees	43,538
Distribution (12b-1) and Service Fees
Class A	19,616
Class B	6,881
Class C	7,154
Class R	327
Reports to Shareholders	31,551
Trustees’ Fees and Related Expenses	19,119
Custody	7,909
Other	17,570

Total Expenses	567,068
Expense Reduction	168,178
Less Credits Earned on Cash Balances	11

Net Expenses	398,879

Net Investment Income	$444,357

Realized and Unrealized Gain/Loss:
Net Realized Gain	$129,229

Unrealized Appreciation/Depreciation:
Beginning of the Period	(6,328,666)
End of the Period	8,070,769

Net Unrealized Appreciation During the Period	14,399,435

Net Realized and Unrealized Gain	$14,528,664

Net Increase in Net Assets From Operations	$14,973,021

15
See Notes to Financial Statements

Van Kampen Core Equity Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	March 31, 2010	March 31, 2009

From Investment Activities:
Operations:
Net Investment Income	$444,357	$389,093
Net Realized Gain/Loss	129,229	(6,335,505)
Net Unrealized Appreciation/Depreciation During the Period	14,399,435	(5,078,755)

Change in Net Assets from Operations	14,973,021	(11,025,167)

Distributions from Net Investment Income:
Class A Shares	(99,387)	(26,778)
Class B Shares	(4,003)	(1,659)
Class C Shares	(4,806)	-0-
Class I Shares	(419,107)	(246,199)
Class R Shares	(656)	(25)

Total Distributions	(527,959)	(274,661)

Net Change in Net Assets from Investment Activities	14,445,062	(11,299,828)

From Capital Transactions:
Proceeds from Shares Sold	12,550,339	40,384,822
Net Asset Value of Shares Issued Through Dividend Reinvestment	473,462	231,688
Cost of Shares Repurchased	(11,783,890)	(14,399,072)

Net Change in Net Assets from Capital Transactions	1,239,911	26,217,438

Total Increase in Net Assets	15,684,973	14,917,610
Net Assets:
Beginning of the Period	27,597,686	12,680,076

End of the Period (Including accumulated undistributed net investment income of $54,446 and $138,595, respectively)	$43,282,659	$27,597,686

16
See Notes to Financial Statements

Van Kampen Core Equity Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

			August 27, 2007
			(Commencement of
	Year Ended March 31,		Operations) to
Class A Shares	2010	2009	March 31, 2008

Net Asset Value, Beginning of the Period	$4.97	$8.91	$10.00

Net Investment Income (a)	0.07	0.09	0.06
Net Realized and Unrealized Gain/Loss	2.50	(4.00)	(1.01)

Total from Investment Operations	2.57	(3.91)	(0.95)

Less:
Distributions from Net Investment Income	0.08	0.03	0.11
Distributions from Net Realized Gain	-0-	-0-	0.03

Total Distributions	0.08	0.03	0.14

Net Asset Value, End of the Period	$7.46	$4.97	$8.91

Total Return* (b)	51.84%	–43.89%	–9.69% **
Net Assets at End of the Period (In millions)	$9.4	$4.4	$3.4
Ratio of Expenses to Average Net Assets*	1.20%	1.20%	1.20%
Ratio of Net Investment Income to Average Net Assets*	1.00%	1.47%	1.11%
Portfolio Turnover	48%	66%	14% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.64%	3.34%	4.14%
Ratio of Net Investment Income/Loss to Average Net Assets	0.56%	(0.67% )	(1.83% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

17
See Notes to Financial Statements

Van Kampen Core Equity Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

				August 27, 2007
				(Commencement of
	Year Ended March 31,			Operations) to
Class B Shares	2010		2009	March 31, 2008

Net Asset Value, Beginning of the Period	$4.95		$8.92	$10.00

Net Investment Income (a)	0.01		0.05	0.05
Net Realized and Unrealized Gain/Loss	2.50		(4.00)	(1.01)

Total from Investment Operations	2.51		(3.95)	(0.96)

Less:
Distributions from Net Investment Income	0.04		0.02	0.09
Distributions from Net Realized Gain	-0-		-0-	0.03

Total Distributions	0.04		0.02	0.12

Net Asset Value, End of the Period	$7.42		$4.95	$8.92

Total Return* (b)	50.69%		–44.35%	–9.79%	(c)**
Net Assets at End of the Period (In millions)	$0.7		$0.5	$0.2
Ratio of Expenses to Average Net Assets*	1.96%		1.97%	1.38%	(c)
Ratio of Net Investment Income to Average Net Assets*	0.23%		0.75%	0.95%	(c)
Portfolio Turnover	48%		66%	14%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.40%		4.13%	4.53%	(c)
Ratio of Net Investment Loss to Average Net Assets	(0.21%	)	(1.41% )	(2.20%	)(c)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes\ that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See Note 5 in the Notes to Financial Statements).

18
See Notes to Financial Statements

Van Kampen Core Equity Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

					August 27, 2007
					(Commencement of
	Year Ended March 31,				Operations) to
Class C Shares	2010		2009		March 31, 2008

Net Asset Value, Beginning of the Period	$4.96		$8.90		$10.00

Net Investment Income (a)	0.01		0.05		0.04
Net Realized and Unrealized Gain/Loss	2.49		(3.99)		(1.02)

Total from Investment Operations	2.50		(3.94)		(0.98)

Less:
Distributions from Net Investment Income	0.04		-0-		0.09
Distributions from Net Realized Gain	-0-		-0-		0.03

Total Distributions	0.04		-0-		0.12

Net Asset Value, End of the Period	$7.42		$4.96		$8.90

Total Return* (b)	50.51%		–44.27%	(c)	–9.96%	(c)**
Net Assets at End of the Period (In millions)	$0.9		$0.5		$0.4
Ratio of Expenses to Average Net Assets*	2.01%		1.90%	(c)	1.74%	(c)
Ratio of Net Investment Income to Average Net Assets*	0.19%		0.74%	(c)	0.66%	(c)
Portfolio Turnover	48%		66%		14%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.45%		4.00%	(c)	4.79%	(c)
Ratio of Net Investment Loss to Average Net Assets	(0.25%	)	(1.36%	)(c)	(2.39%	)(c)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See Note 5 in the Notes to Financial Statements).

19
See Notes to Financial Statements

Van Kampen Core Equity Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

			August 27, 2007
			(Commencement of
	Year Ended March 31,		Operations) to
Class I Shares	2010	2009	March 31, 2008

Net Asset Value, Beginning of the Period	$4.98	$8.92	$10.00

Net Investment Income (a)	0.08	0.12	0.08
Net Realized and Unrealized Gain/Loss	2.50	(4.02)	(1.02)

Total from Investment Operations	2.58	(3.90)	(0.94)

Less:
Distributions from Net Investment Income	0.09	0.04	0.11
Distributions from Net Realized Gain	-0-	-0-	0.03

Total Distributions	0.09	0.04	0.14

Net Asset Value, End of the Period	$7.47	$4.98	$8.92

Total Return* (b)	52.01%	–43.75%	–9.57% **
Net Assets at End of the Period (In millions)	$32.1	$22.1	$8.7
Ratio of Expenses to Average Net Assets*	0.95%	0.95%	0.95%
Ratio of Net Investment Income to Average Net Assets*	1.25%	2.02%	1.35%
Portfolio Turnover	48%	66%	14% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.39%	2.44%	4.11%
Ratio of Net Investment Income/Loss to Average Net Assets	0.81%	0.53%	(1.81% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

20
See Notes to Financial Statements

Van Kampen Core Equity Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

				August 27, 2007
				(Commencement of
	Year Ended March 31,			Operations) to
Class R Shares	2010	2009		March 31, 2008

Net Asset Value, Beginning of the Period	$4.98	$8.91		$10.00

Net Investment Income (a)	0.05	0.07		0.05
Net Realized and Unrealized Gain/Loss	2.51	(4.00)		(1.01)

Total from Investment Operations	2.56	(3.93)		(0.96)

Less:
Distributions from Net Investment Income	0.07	-0-	(c)	0.10
Distributions from Net Realized Gain	-0-	-0-		0.03

Total Distributions	0.07	-0-		0.13

Net Asset Value, End of the Period	$7.47	$4.98		$8.91

Total Return* (b)	51.41%	–44.08%		–9.80% **
Net Assets at End of the Period (In millions)	$0.1	$0.1		$0.1
Ratio of Expenses to Average Net Assets*	1.45%	1.45%		1.45%
Ratio of Net Investment Income to Average Net Assets*	0.74%	1.03%		0.85%
Portfolio Turnover	48%	66%		14% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.89%	4.09%		4.61%
Ratio of Net Investment Income/Loss to Average Net Assets	0.30%	(1.61%	)	(2.31% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to 0.50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $0.01.

21
See Notes to Financial Statements

Van Kampen Core Equity Fund
Notes to Financial Statements  ■  March 31, 2010

1. Significant Accounting Policies
Van Kampen Core Equity Fund (the “Fund”) is organized as a series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek capital growth and income. The Fund invests primarily in equity securities of large capitalization companies that the investment adviser believes are undervalued and have strong earnings momentum and relative strength. The Fund commenced investment operations on August 27, 2007. The Fund offers Class A Shares, Class B Shares, Class C Shares, Class I Shares and Class R Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted and listed securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use

22

Van Kampen Core Equity Fund
Notes to Financial Statements  ■  March 31, 2010  continued

in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expenses Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service. The tax years ended March 31, 2010, 2009 and 2008 remain subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward eight years following the year of the loss and offset such losses against future realized capital gains. At March 31, 2010, the Fund had an accumulated

23

Van Kampen Core Equity Fund
Notes to Financial Statements  ■  March 31, 2010  continued

capital loss carryforward for tax purposes of $6,423,552, which will expire according to the following schedule

Amount	Expiration

$960,276	March 31, 2017
5,463,276	March 31, 2018

At March 31, 2010, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$35,254,146

Gross tax unrealized appreciation	$8,460,837
Gross tax unrealized depreciation	(402,856)

Net tax unrealized appreciation on investments	$8,057,981

F. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the years ended March 31, 2010 and 2009 were as follows:

	2010	2009

Distributions paid from:
Ordinary income	$527,959	$274,661

Permanent differences, primarily due to organizational costs, resulted in the following reclassifications among the Fund’s components of net assets at March 31, 2010:

Accumulated Undistributed
Net Investment Income	Accumulated Net Realized Loss	Capital

$(547)	$(186)	$733

As of March 31, 2010, the component of distributable earnings on a tax basis was as follows:

Undistributed ordinary income	$91,297

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

G. Credits Earned on Cash Balances During the year ended March 31, 2010, the Fund’s custody fee was reduced by $11 as a result of credits earned on cash balances.

24

Van Kampen Core Equity Fund
Notes to Financial Statements  ■  March 31, 2010  continued

H. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through May 18, 2010, the date the financial statements were effectively issued. Management has determined that other than the event described in Note 7, there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $1 billion	0.65%
Next $1.5 billion	0.60%
Over $2.5 billion	0.55%

The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 1.20%, 1.96%, 2.01%, 0.95% and 1.45% for Classes A, B, C, I and R Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the year ended March 31, 2010, the Adviser waived or reimbursed approximately $168,200 of advisory fees or other expenses.
For the year ended March 31, 2010, the Fund recognized expenses of approximately $1,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended March 31, 2010, the Fund recognized expenses of approximately $42,500 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2010, the Fund recognized expenses of approximately $43,800 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds

25

Van Kampen Core Equity Fund
Notes to Financial Statements  ■  March 31, 2010  continued

selected by the trustees. Investments in such funds of approximately $17,900 are included in “Other” assets on the Statement of Assets and Liabilities at March 31, 2010. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500. Pursuant to the closing of the transaction as described in Note 7, the deferred compensation and retirement plans will be terminated and amounts owed to the trustees will be distributed.
For the year ended March 31, 2010, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $9,200 and contingent deferred sales charges (CDSC) on redeemed shares of approximately $1,300. Sales charges do not represent expenses of the Fund.
At March 31, 2010, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 10,000 shares of Class R.

3. Capital Transactions
For the years ended March 31, 2010 and 2009, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	March 31, 2010		March 31, 2009
	Shares	Value	Shares	Value

Sales:
Class A	843,375	$5,213,461	1,152,806	$6,951,982
Class B	71,384	466,217	141,873	928,123
Class C	61,559	417,348	183,737	1,178,458
Class I	1,017,248	6,453,313	5,402,879	31,326,259
Class R	-0-	-0-	-0-	-0-

Total Sales	1,993,566	$12,550,339	6,881,295	$40,384,822

Dividend Reinvestment:
Class A	13,393	$93,480	4,512	$24,774
Class B	512	3,564	264	1,447
Class C	505	3,513	-0-	-0-
Class I	53,349	372,905	37,426	205,467
Class R	-0-	-0-	-0-	-0-

Total Dividend Reinvestment	67,759	$473,462	42,202	$231,688

Repurchases:
Class A	(475,278)	$(3,126,163)	(647,557)	$(3,987,742)
Class B	(80,299)	(539,261)	(58,501)	(322,823)
Class C	(33,342)	(208,105)	(127,752)	(815,127)
Class I	(1,219,233)	(7,910,361)	(1,968,081)	(9,273,380)
Class R	-0-	-0-	-0-	-0-

Total Repurchases	(1,808,152)	$(11,783,890)	(2,801,891)	$(14,399,072)

26

Van Kampen Core Equity Fund
Notes to Financial Statements  ■  March 31, 2010  continued

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $19,600,455 and $18,008,884, respectively.

5. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $3,600 and $2,100 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

6. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Subsequent Event
On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments Inc., announced that it has reached a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. (“Invesco”). The transaction (the “Transaction”) affects the part of the asset management business that advises funds, including the Van Kampen family of funds. The Transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.
Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund’s current investment advisory agreement with Van Kampen Asset Management, a subsidiary of Van Kampen Investments Inc., to terminate. In connection with the Transaction, the Fund’s Board of Trustees (the “Board”) has approved that the Fund be transitioned to the Invesco mutual fund platform by transferring the assets and liabilities of the Fund to a newly formed fund (the “Acquiring Fund”), advised by an affiliate of Invesco, that has substantially the same investment objective, principal investment strategies and risks as the Fund (the “Reorganization”). On May 11, 2010, the Reorganization was approved by the shareholders of the Fund at a special meeting of shareholders. If certain other conditions to closing of the Transaction are met, shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund. Upon completion of the proposed Reorganization, the Fund will dissolve pursuant to a plan of dissolution adopted by the Board.

27

Van Kampen Core Equity Fund
Notes to Financial Statements  ■  March 31, 2010  continued

8. Accounting Pronouncement
On January 21, 2010, the FASB issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009. However, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment to ASC 820 and the impact it will have on financial statement disclosures.

28

Van Kampen Core Equity Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Core Equity Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Core Equity Fund (the Fund) (one of the portfolios constituting the Van Kampen Equity Trust), as of March 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years then ended and for the period from August 27, 2007 (commencement of operations) to March 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Core Equity Fund of the Van Kampen Equity Trust at March 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and for the period from August 27, 2007 (commencement of operations) to March 31, 2008, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
May 18, 2010

29

Van Kampen Core Equity Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

(Unaudited)
For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended March 31, 2010. For corporate shareholders 100% of the distributions qualify for the dividends received deduction. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. The Fund intends to designate up to a maximum of $840,599 as taxed at a maximum rate of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

30

Van Kampen Core Equity Fund
Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2007	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

31

Van Kampen Core Equity Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Jerry D. Choate (71) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 2007	From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee, of Amgen Inc., a biotechnological company. Director since 1999 and member of the nominating and governance committee and compensation and executive committee, of Valero Energy Corporation, a crude oil refining and marketing company. Previously, from 2006 to 2007, Director and member of the compensation committee and audit committee, of H&R Block, a tax preparation services company.

Rod Dammeyer (69) CAC, LLC 4350 LaJolla Village Drive Suite 320 San Diego, CA 92122-1249	Trustee	Trustee since 2007	President of CAC, LLC, a private company offering capital investment and management advisory services. Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

32

Van Kampen Core Equity Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Linda Hutton Heagy (61) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 2007	Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations, Vice President of Northern Trust Company and an Associate at Price Waterhouse.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

33

Van Kampen Core Equity Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

R. Craig Kennedy (58) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 2007	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

34

Van Kampen Core Equity Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Howard J Kerr (74) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2007	Retired. Previous member of the City Council and Mayor of Lake Forest, Illinois from 1988 through 2002. Previous business experience from 1981 through 1996 includes President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company, President and Chief Executive Officer of Grabill Aerospace, and President of Custom Technologies Corporation. United States Naval Officer from 1960 through 1981, with responsibilities including Commanding Officer of United States Navy destroyers and Commander of United States Navy Destroyer Squadron Thirty-Three, White House experience in 1973 through 1975 as military aide to Vice Presidents Agnew and Ford and Naval Aid to President Ford, and Military Fellow on the Council of Foreign Relations in 1978-through 1979.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

35

Van Kampen Core Equity Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Jack E. Nelson (74) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 2007	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (69) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2007	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

36

Van Kampen Core Equity Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (68) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 2007	Chief Communications Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council from 1989 to 1993. Prior to 1980, experience includes Partner of Coopers & Lybrand (from 1980 to 1989), Associate Director of the US Office of Management and Budget (from 1977 to 1980) and Program Director of the Urban Institute (from 1975 to 1977).	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Independent Director and audit committee chairperson of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Independent Director and member of audit and governance committees of Fluor Corp., a global engineering, construction and management company, since January 2004. Director of Intelligent Medical Devices, Inc., a private company which develops symptom-based diagnostic tools for viral respiratory infections. Advisory Board member of ExactCost LLC, a private company providing activity-based costing for hospitals, laboratories, clinics, and physicians, since 2008. Chairperson of the Board of Trustees of the Institute for Defense Analyses, a federally funded research and development center, since 2000. Trustee from 1992 to 2000 and 2002 to present, current chairperson of the finance committee, current member of the audit committee, strategic growth committee and executive committee, and former Chairperson of the Board of Trustees (from 1997 to 1999), of the German Marshall Fund of the United States, a public foundation. Lead Independent Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; Trustee since 2004. Chairperson of the Board of Trustees of the Colorado College; Trustee since 1995. Trustee of California Institute of Technology. Previously, Independent Director and member of audit committee and governance committee of Neurogen Corporation from 1998 to 2006; and Independent Director of Arbros Communications from 2000 to 2002.

37

Van Kampen Core Equity Fund
Trustees and Officers continued
Interested Trustees:*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Interested Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Wayne W. Whalen* (70) 155 North Wacker Drive Chicago, IL 60606	Trustee	Trustee since 2007	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

38

Van Kampen Core Equity Fund
Trustees and Officers  continued

Officers
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Edward C. Wood III (54) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.
Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2007	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex. Secretary of Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp.

39

Van Kampen Core Equity Fund
Trustees and Officers continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

John L. Sullivan (54) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 2007	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (48) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

40

Your Notes

Van Kampen Core Equity Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen Core Equity Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Core Equity Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

(continued on next page)

Van Kampen Core Equity Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

(continued on back)

Van Kampen Core Equity Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2010 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

143, 243, 343, 643, 543
CEFANN 05/10
IU10-02051P-Y03/10

ANNUAL REPORT

March 31, 2010

MUTUAL FUNDS Van Kampen Global Growth Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Global Growth Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of March 31, 2010.

This material must be preceded or accompanied by a fund prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 3/31/10 (Unaudited)

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the MSCI All Country World Growth Index from 5/30/08 (first month-end after inception) through 3/31/10. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares		I Shares	R Shares
	since 5/30/08		since 5/30/08		since 5/30/08		since 5/30/08	since 5/30/08
		w/max		w/max		w/max
	w/o	5.75%	w/o	5.00%	w/o	1.00%	w/o	w/o
Average Annual	sales	sales	sales	sales	sales	sales	sales	sales
Total Returns	charges	charge	charges	charge	charges	charge	charges	charges

Since Inception	–2.60%	–5.69%	–2.98%	–5.11%	–2.74%	–2.74%	–2.39%	–2.89%

1 Year	87.93	77.11	86.96	81.96	87.08	86.08	88.32	87.28

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent per year of the fund’s average daily net assets for Class A shares and up to 1.00 percent per year of the fund’s average daily net assets for Class B and C shares. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1,000,000, (ii) tax-exempt retirement plans with assets of at least $1,000,000 (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1,000,000, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Class R shares are available for purchase exclusively by investors through certain tax-exempt retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. Class R shares are offered without any upfront or deferred sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for Class R shares is up to 0.50 percent per year of the fund’s average daily net assets for Class R shares. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund’s returns would have been lower. Periods of less than one year are not annualized.

1

The Morgan Stanley Capital International All Country (MSCI AC) World Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global growth stocks of developed and emerging markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI AC World Growth Index currently consists of 45 country indices comprising 23 developed and 22 emerging market indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

2

Fund Report
For the 12-month period ended March 31, 2010

Market Conditions

Global equity markets rallied strongly in the 12-month period ended March 31, 2010, as encouraging signs of economic stabilization led investors back into riskier assets. Fiscal and monetary stimulus by governments and central banks around the world provided a backdrop of liquidity for investors’ rising risk appetites.

However, global markets encountered some turbulence in early 2010. Credit tightening in China and massive fiscal deficits in Greece, Italy, Portugal and Spain renewed concerns about the fragility of the global economic rebound. In the U.S., a number of metrics continued to signal improvement in the domestic economy, but the labor and housing markets were still weak. Moreover, investors remained concerned about the timing and extent of liquidity withdrawal once policy makers begin phasing out stimulus measures.

The start of 2010 has been volatile. We do not make predictions on how the market will perform and it is our belief that volatility alone does not measure risk. Overall, we remain optimistic and committed to our long-term outlook. We continue to focus on company fundamentals—quality, the nature and sustainability of competitive advantage, and balance sheet strength—over a three- to five-year period.

Performance Analysis

All share classes of Van Kampen Global Growth Fund outperformed the MSCI All Country World Growth Index (the “Index”) for the 12 months ended March 31, 2010, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended March 31, 2010

					MSCI All
					Country World
Class A	Class B	Class C	Class I	Class R	Growth Index

87.93%	86.96%	87.08%	88.32%	87.28%	52.45%

The performance for the five share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

3

The following sectors had the largest effect on the Fund’s performance relative to the Index during the period:

•	Stock selection and an overweight in the consumer discretionary sector by far had the largest positive effect on relative performance. Relative gains in the sector were driven primarily by the consumer durable and apparel industry.

•	Information technology benefited relative performance, supported by both stock selection and an overweight position in the sector. The software and services industry was the most additive.

•	Both stock selection and an underweight in health care were advantageous to relative performance. The portfolio held one stock within the sector, a health care equipment and services stock, which was the sole contributor.

•	Although the portfolio outperformed the Index, there was one area detrimental to overall performance. Although an overweight position was modestly beneficial to relative performance, stock selection in materials was the only detractor on a sector basis during the period.

Market Outlook

As a team, we believe having a market outlook can be an anchor. While current conditions seem encouraging, we cannot rule out volatility around short-term events. Our focus remains on assessing company prospects over three to five years, and owning a portfolio of high-quality companies with diverse business drivers not tied to a particular market environment.

Thank you for your continued support.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

4

Top 10 Holdings as of 3/31/10 (Unaudited)

China Merchants Holdings International Co., Ltd.	5.2%
Brookfield Incorporacoes SA	4.9
Universal Entertainment Corp.	4.9
New Oriental Education & Technology Group, Inc.—ADR	4.6
DSV A/S	4.4
Apple, Inc.	4.4
Minth Group Ltd.	4.0
Baidu, Inc.—ADR	4.0
Amazon.com, Inc.	3.9
Google, Inc., Class A	3.3

Summary of Investments by Country Classification as of 3/31/10 (Unaudited)

United States	27.8%
Cayman Islands	23.3
Brazil	8.0
Switzerland	6.5
Japan	6.0
Canada	5.3
China	5.2
United Kingdom	4.6
Denmark	4.4
Israel	2.0
Germany	2.0
India	2.0
Australia	1.2
Mexico	1.1

Total Long-Term Investments	99.4
Total Repurchase Agreements	5.1

Total Investments	104.5
Foreign Currency	0.0 *
Liabilities in Excess of Other Assets	(4.5)

Net Assets	100.0%

*	Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the countries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

5

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

6

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

7

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/09 - 3/31/10.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	10/1/09	3/31/10	10/1/09-3/31/10

Class A
Actual	$1,000.00	$1,122.29	$7.94
Hypothetical	1,000.00	1,017.45	7.54
(5% annual return before expenses)
Class B
Actual	1,000.00	1,119.53	11.89
Hypothetical	1,000.00	1,013.71	11.30
(5% annual return before expenses)
Class C
Actual	1,000.00	1,118.08	11.67
Hypothetical	1,000.00	1,013.91	11.10
(5% annual return before expenses)
Class I
Actual	1,000.00	1,124.15	6.62
Hypothetical	1,000.00	1,018.70	6.29
(5% annual return before expenses)
Class R
Actual	1,000.00	1,121.49	9.26
Hypothetical	1,000.00	1,016.21	8.80
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, 2.25%, 2.21%, 1.25% and 1.75% for Class A, B, C, I and R Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver. The expense ratio for Class C Shares reflect actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

8

Van Kampen Global Growth Fund
Portfolio of Investments  ■  March 31, 2010

	Number of
Description	Shares	Value

Common Stocks 97.4%
Australia 1.2%
Prime Infrastructure Group	52,241	$174,977

Brazil 8.0%
BM&F BOVESPA SA	40,329	273,040
Brookfield Incorporacoes SA	166,270	744,235
Cielo SA	21,865	205,943

		1,223,218

Canada 5.3%
Brookfield Asset Management, Inc., Class A	19,477	495,105
Ultra Petroleum Corp. (a)	6,601	307,805

		802,910

Cayman Islands 23.3%
Baidu, Inc.—ADR (a)	1,023	610,731
Ctrip.com International Ltd.—ADR (a)	8,984	352,173
Greenlight Capital Re Ltd., Class A (a)	13,303	354,924
Mindray Medical International Ltd., Class A—ADR	11,593	422,217
Minth Group Ltd.	365,800	612,474
New Oriental Education & Technology Group, Inc.—ADR (a)	8,088	691,605
Tencent Holdings Ltd.	14,000	280,929
Wynn Macau Ltd. (a)	150,400	216,953

		3,542,006

China 5.2%
China Merchants Holdings International Co., Ltd.	215,130	792,442

Denmark 4.4%
DSV A/S	37,436	669,009

Germany 2.0%
BASF SE	4,888	303,163

India 2.0%
ICICI Bank Ltd.—ADR	7,048	300,950

Israel 2.0%
Teva Pharmaceutical Industries Ltd.—ADR	4,815	303,730

Japan 6.0%
Nintendo Co., Ltd.	500	167,397
Universal Entertainment Corp.	50,900	740,443

		907,840

Mexico 1.1%
Cemex SAB de CV—ADR (a)	17,056	174,142

Switzerland 4.5%
Kuehne & Nagel International AG	2,310	233,760
Panalpina Welttransport Holding AG	2,454	208,418

9
See Notes to Financial Statements

Van Kampen Global Growth Fund
Portfolio of Investments  ■  March 31, 2010  continued

	Number of
Description	Shares	Value

Switzerland (Continued)
Roche Holding AG	1,392	$231,980

		674,158

United Kingdom 4.6%
British American Tobacco PLC—ADR	3,493	240,668
Diageo PLC—ADR	6,838	461,223

		701,891

United States 27.8%
Amazon.com, Inc. (a)	4,371	593,276
American Express Co.	4,316	178,078
Apple, Inc. (a)	2,834	665,792
Better Place (a) (b) (c)	26,109	78,327
Cisco Systems, Inc. (a)	6,424	167,217
Corning, Inc.	16,091	325,199
Google, Inc., Class A (a)	880	498,969
MasterCard, Inc., Class A	1,785	453,390
Monsanto Co.	6,664	475,943
Omnicom Group, Inc.	8,039	311,993
Philip Morris International, Inc.	4,896	255,375
Procter & Gamble Co.	3,440	217,649

		4,221,208

Total Common Stocks 97.4%		14,791,644

Equity-Linked Notes  2.0%

	Coupon	Principal
Issuer	Rate	Amount	Value

USB AG (a)(d)	*	13,100	$307,705

Total Equity-Linked Notes 2.0% (Cost $307,705)			307,705

Total Long-Term Investments 99.4% (Cost $13,252,461)	15,099,349

Repurchase Agreements 5.1%
Banc of America Securities ($134,483 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 03/31/10, to be sold on 04/01/10 at $134,483)	134,483
JPMorgan Chase & Co. ($644,489 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 03/31/10, to be sold on 04/01/10 at $644,489)	644,489

10
See Notes to Financial Statements

Van Kampen Global Growth Fund
Portfolio of Investments  ■  March 31, 2010  continued

Description	Value

Repurchase Agreements (Continued)
State Street Bank & Trust Co. ($28 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 03/31/10, to be sold on 04/01/10 at $28)	28

Total Repurchase Agreements 5.1% (Cost $779,000)	779,000

Total Investments 104.5% (Cost $14,031,461)	15,878,349

Foreign Currency 0.0% (Cost $78)	78

Liabilities in Excess of Other Assets (4.5%)	(684,770)

Net Assets 100.0%	$15,193,657

*	Zero coupon.

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.

(b)	Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(c)	Security has been deemed illiquid.

(d)	Equity-Linked Notes (ELNs) are notes created by a counterparty, typically an investment bank, that may bear interest at a fixed or floating rate. At maturity, the notes must be exchanged for an amount based on the value of one or more equity securities of third party issuers or the value of an index. The exchanged value may be limited to an amount less than the actual value of the underlying stocks or value of an index at the maturity date. Any difference between the exchange amount and the original cost of the notes will be a gain or loss.

ADR—American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

11
See Notes to Financial Statements

Van Kampen Global Growth Fund
Portfolio of Investments  ■  March 31, 2010  continued

The following is a summary of the inputs used as of March 31, 2010 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
		Other
		Significant	Significant
		Observable	Unobservable		Percent of
Investment	Quoted Prices	Inputs	Inputs	Total	Net Assets

Investments in an Asset Position
Common Stocks
Advertising	$311,993	$—	$—	$311,993	2.1%
Air Freight & Logistics	208,418	—	—	208,418	1.4
Auto Manufacturers	—	—	78,327	78,327	0.5
Auto Parts & Equipment	612,474	—	—	612,474	4.0
Casinos & Gaming	216,953	—	—	216,953	1.4
Communications Equipment	492,416	—	—	492,416	3.2
Computer Hardware	665,792	—	—	665,792	4.4
Construction Materials	174,142	—	—	174,142	1.2
Consumer Finance	178,078	—	—	178,078	1.2
Data Processing & Outsourced Services	659,333	—	—	659,333	4.3
Distillers & Vintners	461,223	—	—	461,223	3.0
Diversified Banks	300,950	—	—	300,950	2.0
Diversified Chemicals	303,163	—	—	303,163	2.0
Education Services	691,605	—	—	691,605	4.6
Electric Utilities	174,977	—	—	174,977	1.2
Fertilizers & Agricultural Chemicals	475,943	—	—	475,943	3.1
Health Care Equipment	422,217	—	—	422,217	2.8
Home Entertainment Software	167,398	—	—	167,398	1.1
Hotels, Resorts & Cruise Lines	352,173	—	—	352,173	2.3
Household Products	217,649	—	—	217,649	1.4
Internet Retail	593,276	—	—	593,276	3.9
Internet Software & Services	1,390,628	—	—	1,390,628	9.2
Leisure Products	740,443	—	—	740,443	4.9
Marine	233,760	—	—	233,760	1.5
Marine Ports & Services	792,442	—	—	792,442	5.2
Oil & Gas Exploration & Production	307,805	—	—	307,805	2.0
Other Diversified Financial Services	273,040	—	—	273,040	1.8
Pharmaceuticals	535,710	—	—	535,710	3.5
Real Estate Management & Development	1,239,340	—	—	1,239,340	8.2
Reinsurance	354,924	—	—	354,924	2.3
Tobacco	496,043	—	—	496,043	3.3
Trucking	669,009	—	—	669,009	4.4
Equity-Linked Notes	—	307,705	—	307,705	2.0
Repurchase Agreements	—	779,000	—	779,000	5.1

Total Investments in an Asset Position	$14,713,317	$1,086,705	$78,327	$15,878,349	104.5%

12
See Notes to Financial Statements

Van Kampen Global Growth Fund
Portfolio of Investments  ■  March 31, 2010  continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Auto Manufacturers

Balance as of 04/01/09	$-0-
Accrued Discounts/Premiums	-0-
Realized Gain/Loss	-0-
Change in Unrealized Appreciation/Depreciation	-0-
Net Purchases/Sales	78,327
Net Transfers in and/or out of Level 3	-0-

Balance as of 03/31/10	$78,327

Net Change in Unrealized Appreciation/Depreciation from Investments still held as of 03/31/10	$-0-

13
See Notes to Financial Statements

Van Kampen Global Growth Fund
Financial Statements

Statement of Assets and Liabilities
March 31, 2010

Assets:
Total Investments (Cost $14,031,461)	$15,878,349
Foreign Currency (Cost $78)	78
Cash	665
Receivables:
Investments Sold	506,948
Fund Shares Sold	51,172
Dividends	42,386
Expense Reimbursement from Adviser	13,728
Other	12,835

Total Assets	16,506,161

Liabilities:
Payables:
Investments Purchased	1,157,164
Fund Shares Repurchased	21,463
Distributor and Affiliates	10,298
Trustees’ Deferred Compensation and Retirement Plans	24,520
Accrued Expenses	99,059

Total Liabilities	1,312,504

Net Assets	$15,193,657

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$13,730,173
Net Unrealized Appreciation	1,847,423
Accumulated Undistributed Net Investment Income	(22,342)
Accumulated Net Realized Loss	(361,597)

Net Assets	$15,193,657

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $7,130,677 and 750,773 shares of beneficial interest issued and outstanding)	$9.50
Maximum sales charge (5.75%* of offering price)	0.58

Maximum offering price to public	$10.08

Class B Shares:
Net asset value and offering price per share (Based on net assets of $941,037 and 99,513 shares of beneficial interest issued and outstanding)	$9.46

Class C Shares:
Net asset value and offering price per share (Based on net assets of $1,424,858 and 150,273 shares of beneficial interest issued and outstanding)	$9.48

Class I Shares:
Net asset value and offering price per share (Based on net assets of $5,602,373 and 587,938 shares of beneficial interest issued and outstanding)	$9.53

Class R Shares:
Net asset value and offering price per share (Based on net assets of $94,712 and 10,000 shares of beneficial interest issued and outstanding)	$9.47

*	On sales of $50,000 or more, the sales charge will be reduced.

14
See Notes to Financial Statements

Van Kampen Global Growth Fund
Financial Statements  continued

Statement of Operations
For the Year Ended March 31, 2010

Investment Income:
Dividends (Net of foreign withholding taxes of $3,862)	$111,500
Interest	814

Total Income	112,314

Expenses:
Registration Fees	96,521
Investment Advisory Fee	82,671
Professional Fees	56,354
Accounting and Administrative Expenses	51,961
Offering Costs	38,436
Distribution (12b-1) and Service Fees
Class A	9,636
Class B	5,820
Class C	5,992
Class R	467
Custody	18,646
Reports to Shareholders	18,501
Transfer Agent Fees	18,329
Trustees’ Fees and Related Expenses	14,536
Other	18,723

Total Expenses	436,593
Expense Reduction	299,857

Net Expenses	136,736

Net Investment Loss	$(24,422)

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$66,992
Foreign Currency Transactions	(29)

Net Realized Gain	66,963

Unrealized Appreciation/Depreciation:
Beginning of the Period	(2,193,696)

End of the Period:
Investments	1,846,888
Foreign Currency Translation	535

1,847,423

Net Unrealized Appreciation During the Period	4,041,119

Net Realized and Unrealized Gain	$4,108,082

Net Increase in Net Assets From Operations	$4,083,660

15
See Notes to Financial Statements

Van Kampen Global Growth Fund
Financial Statements  continued

Statement of Changes in Net Assets

		For the Period
		May 30, 2008
	For The	(Commencement of
	Year Ended	Operations) to
	March 31, 2010	March 31, 2009

From Investment Activities:
Operations:
Net Investment Loss	$(24,422)	$(11,043)
Net Realized Gain/Loss	66,963	(434,938)
Net Unrealized Appreciation/Depreciation During the Period	4,041,119	(2,193,696)

Change in Net Assets from Operations	4,083,660	(2,639,677)

Distributions from Net Investment Income:
Class A Shares	(17,076)	-0-
Class C Shares	(3,081)	-0-
Class I Shares	(16,106)	-0-
Class R Shares	(76)	-0-

Total Distributions	(36,339)	-0-

Net Change in Net Assets from Investment Activities	4,047,321	(2,639,677)

From Capital Transactions:
Proceeds from Shares Sold	11,083,419	5,824,108
Net Asset Value of Shares Issued Through Dividend Reinvestment	19,998	-0-
Cost of Shares Repurchased	(2,915,658)	(225,854)

Net Change in Net Assets from Capital Transactions	8,187,759	5,598,254

Total Increase in Net Assets	12,235,080	2,958,577
Net Assets:
Beginning of the Period	2,958,577	-0-

End of the Period (Including accumulated undistributed net investment income of $(22,342) and $25,102, respectively)	$15,193,657	$2,958,577

16
See Notes to Financial Statements

Van Kampen Global Growth Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

			May 30, 2008
			(Commencement of
	Year Ended		Operations) to
Class A Shares	March 31, 2010		March 31, 2009

Net Asset Value, Beginning of the Period	$5.07		$10.00

Net Investment Loss (a)	(0.03)		(0.03)
Net Realized and Unrealized Gain/Loss	4.49		(4.90)

Total from Investment Operations	4.46		(4.93)

Less:
Distributions from Net Investment Income	0.03		-0-

Net Asset Value, End of the Period	$9.50		$5.07

Total Return* (b)	87.93%		–49.30%	**
Net Assets at End of the Period (In millions)	$7.1		$0.4
Ratio of Expenses to Average Net Assets*	1.50%		1.50%
Ratio of Net Investment Loss to Average Net Assets*	(0.36%	)	(0.57%	)
Portfolio Turnover	17%		32%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	4.76%		13.43%
Ratio of Net Investment Loss to Average Net Assets	(3.62%	)	(12.50%	)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

17
See Notes to Financial Statements

Van Kampen Global Growth Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

			May 30, 2008
			(Commencement of
	Year Ended		Operations) to
Class B Shares	March 31, 2010		March 31, 2009

Net Asset Value, Beginning of the Period	$5.06		$10.00

Net Investment Loss (a)	(0.10)		(0.03)
Net Realized and Unrealized Gain/Loss	4.50		(4.91)

Total from Investment Operations	4.40		(4.94)

Net Asset Value, End of the Period	$9.46		$5.06

Total Return* (b)	86.96%		–49.40%	(c)**
Net Assets at End of the Period (In millions)	$0.9		$0.1
Ratio of Expenses to Average Net Assets*	2.25%		1.56%	(c)
Ratio of Net Investment Loss to Average Net Assets*	(1.15%	)	(0.63%	)(c)
Portfolio Turnover	17%		32%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	5.51%		13.08%	(c)
Ratio of Net Investment Loss to Average Net Assets	(4.41%	)	(12.15%	)(c)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See Note 5 in the Notes to Financial Statements).

18
See Notes to Financial Statements

Van Kampen Global Growth Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

			May 30, 2008
			(Commencement of
	Year Ended		Operations) to
Class C Shares	March 31, 2010		March 31, 2009

Net Asset Value, Beginning of the Period	$5.08		$10.00

Net Investment Loss (a)	(0.09)		(0.02)
Net Realized and Unrealized Gain/Loss	4.51		(4.90)

Total from Investment Operations	4.42		(4.92)

Less:
Distributions from Net Investment Income	0.02		-0-

Net Asset Value, End of the Period	$9.48		$5.08

Total Return* (b)	87.08%	(c)	–49.20%	(c)**
Net Assets at End of the Period (In millions)	$1.4		$0.1
Ratio of Expenses to Average Net Assets*	2.11%	(c)	1.31%	(c)
Ratio of Net Investment Loss to Average Net Assets*	(1.03%	)(c)	(0.39%	)(c)
Portfolio Turnover	17%		32%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	5.37%	(c)	12.85%	(c)
Ratio of Net Investment Loss to Average Net Assets	(4.29%	)(c)	(11.93%	)(c)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See Note 5 in the Notes to Financial Statements).

19
See Notes to Financial Statements

Van Kampen Global Growth Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

		May 30, 2008
		(Commencement of
	Year Ended	Operations) to
Class I Shares	March 31, 2010	March 31, 2009

Net Asset Value, Beginning of the Period	$5.08	$10.00

Net Investment Income/Loss (a)	0.01	(0.02)
Net Realized and Unrealized Gain/Loss	4.47	(4.90)

Total from Investment Operations	4.48	(4.92)

Less:
Distributions from Net Investment Income	0.03	-0-

Net Asset Value, End of the Period	$9.53	$5.08

Total Return* (b)	88.32%	–49.20%	**
Net Assets at End of the Period (In millions)	$5.6	$2.3
Ratio of Expenses to Average Net Assets*	1.25%	1.25%
Ratio of Net Investment Income/Loss to Average Net Assets*	0.09%	(0.34%	)
Portfolio Turnover	17%	32%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	4.51%	12.66%
Ratio of Net Investment Loss to Average Net Assets	(3.17% )	(11.75%	)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

20
See Notes to Financial Statements

Van Kampen Global Growth Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

			May 30, 2008
			(Commencement of
	Year Ended		Operations) to
Class R Shares	March 31, 2010		March 31, 2009

Net Asset Value, Beginning of the Period	$5.06		$10.00

Net Investment Loss (a)	(0.04)		(0.05)
Net Realized and Unrealized Gain/Loss	4.46		(4.89)

Total from Investment Operations	4.42		(4.94)

Less:
Distributions from Net Investment Income	0.01		-0-

Net Asset Value, End of the Period	$9.47		$5.06

Total Return* (b)	87.28%		–49.40%	**
Net Assets at End of the Period (In millions)	$0.1		$0.1
Ratio of Expenses to Average Net Assets*	1.75%		1.75%
Ratio of Net Investment Loss to Average Net Assets*	(0.50%	)	(0.84%	)
Portfolio Turnover	17%		32%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	5.01%		13.15%
Ratio of Net Investment Loss to Average Net Assets	(3.76%	)	(12.24%	)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to 0.50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

21
See Notes to Financial Statements

Van Kampen Global Growth Fund
Notes to Financial Statements  ■  March 31, 2010

1. Significant Accounting Policies
Van Kampen Global Growth Fund (the “Fund”) is organized as a series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a diversified, open-end investment management company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek long-term capital appreciation by investing primarily in growth-oriented equity securities on a global basis. The Fund commenced investment operations on May 30, 2008. The Fund offers Class A Shares, Class B Shares, Class C Shares, Class I Shares, and Class R Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

22

Van Kampen Global Growth Fund
Notes to Financial Statements  ■  March 31, 2010  continued

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income and expenses, are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Management has concluded there were no significant uncertain tax positions that would require recognition in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally

23

Van Kampen Global Growth Fund
Notes to Financial Statements  ■  March 31, 2010  continued

based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. The tax year ended March 31, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward eight years following the year of the loss and offset such losses against any future realized capital gains. During the current year, the Fund utilized capital losses carried forward of $82,059. At March 31, 2010, the Fund had an accumulated capital loss carry forward for tax purposes of $131,080, which will expire on March 31, 2017.
At March 31, 2010, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$14,261,978

Gross tax unrealized appreciation	2,562,491
Gross tax unrealized depreciation	(946,120)

Net tax unrealized appreciation on investments	$1,616,371

F. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax characteristics of distributions paid during the year ended March 31, 2010 and period ended March 31, 2009 were as follows:

	2010	2009

Distributions paid from:
Ordinary Income	$36,339	$-0-

Permanent differences, primarily due to net operating losses, resulted in the following reclassifications among the Fund’s components of net assets at March 31, 2010:

Accumulated Undistributed	Accumulated
Net Investment Income	Net Realized Loss	Capital

$13,317	$13	$(13,330)

As of March 31, 2010, there were no distributable earnings on a tax basis.
Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the last quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and

24

Van Kampen Global Growth Fund
Notes to Financial Statements  ■  March 31, 2010  continued

expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. The unrealized gains and losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency translation on the Statement of Operations. Realized gains and losses on foreign currency transaction on the Statement of Operations include the net realized amount from the sale of the foreign currency and the amount realized between trade date and settlement date on security transactions.

H. Offering Costs Offering costs are amortized, on a straight-line basis, over a twelve month period.

I. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through May 18, 2010, the date the financial statements were effectively issued. Management has determined that other than the event described in Note 7 there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $750 million	0.90%
Next $750 million	0.85%
Over $1.5 billion	0.80%

The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 1.50%, 2.25%, 2.11%, 1.25%, and 1.75% for Classes A, B, C, I, and R Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the year ended March 31, 2010, the Adviser waived or reimbursed approximately $299,900 of advisory fees or other expenses.
For the year ended March 31, 2010, the Fund recognized expenses of approximately $200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended March 31, 2010, the Fund recognized expenses of approximately $40,300 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting

25

Van Kampen Global Growth Fund
Notes to Financial Statements  ■  March 31, 2010  continued

Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2010, the Fund recognized expenses of approximately $14,700 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and trustees of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $12,800 are included in “Other” assets on the Statement of Assets and Liabilities at March 31, 2010. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500. Pursuant to the closing of the transaction as described in Note 7, the deferred compensation and retirement plans will be terminated and amounts owed to the trustees will be distributed.
For the year ended March 31, 2010, the Fund paid brokerage commissions to Morgan Stanley & Co., an affiliate of the Adviser, totaling $189.
For the year ended March 31, 2010, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $11,500 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $1,000. Sales charges do not represent expenses of the Fund.
At March 31, 2010, Morgan Stanley Investment Management, Inc., an affiliate of the Adviser, owned 10,000 shares of Class B, 10,000 shares of Class C, 460,000 shares of Class I, and 10,000 shares of Class R.

26

Van Kampen Global Growth Fund
Notes to Financial Statements  ■  March 31, 2010  continued

3. Capital Transactions
For the year ended March 31, 2010 and the period ended March 31, 2009, transactions were as follows:

	For The		For The
	Year Ended		Period Ended
	March 31, 2010		March 31, 2009
	Shares	Value	Shares	Value

Sales:
Class A	835,103	$6,695,652	128,527	$877,729
Class B	104,503	803,591	16,770	135,324
Class C	159,639	1,328,811	12,128	111,055
Class I	256,067	2,220,003	460,000	4,600,000
Class R	4,255	35,362	10,000	100,000

Total Sales	1,359,567	$11,083,419	627,425	$5,824,108

Dividend Reinvestment:
Class A	1,884	$16,574	-0-	$-0-
Class B	-0-	-0-	-0-	-0-
Class C	323	2,850	-0-	-0-
Class I	63	558	-0-	-0-
Class R	2	16	-0-	-0-

Total Dividend Reinvestment	2,272	$19,998	-0-	$-0-

Repurchases:
Class A	(170,848)	$(1,431,656)	(43,893)	$(223,041)
Class B	(21,282)	(173,572)	(478)	(2,813)
Class C	(21,817)	(186,082)	-0-	-0-
Class I	(128,192)	(1,085,034)	-0-	-0-
Class R	(4,257)	(39,314)	-0-	-0-

Total Repurchases	(346,396)	$(2,915,658)	(44,371)	$(225,854)

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $9,658,625 and $1,462,091, respectively.

5. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets, and up to 0.50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $9,500 and $500 for Class B and Class C

27

Van Kampen Global Growth Fund
Notes to Financial Statements  ■  March 31, 2010  continued

Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

6. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Subsequent Events
On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments Inc., announced that it has reached a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. (“Invesco”). The transaction (the “Transaction”) affects the part of the asset management business that advises funds, including the Van Kampen family of funds. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in mid-2010.
On May 10, 2010, shareholders approved an agreement and plan of reorganization between Van Kampen Equity Trust — Van Kampen Global Growth Fund (“Target Fund”) and Morgan Stanley Institutional Fund, Inc. — Global Growth Portfolio (“Acquiring Fund”), providing for a transfer of assets and liabilities of the Target Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund.

8. Accounting Pronouncement
On January 21, 2010, the FASB issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009. However, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment to ASC 820 and the impact it will have on financial statement disclosures.

28

Van Kampen Global Growth Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Global Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Global Growth Fund (the Fund) (one of the portfolios constituting the Van Kampen Equity Trust), as of March 31, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets, and the financial highlights for the year then ended and for the period from May 30, 2008 (commencement of operations) to March 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Global Growth Fund of the Van Kampen Equity Trust at March 31, 2010, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from May 30, 2008 (commencement of operations) to March 31, 2009, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
May 18, 2010

29

Van Kampen Global Growth Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended March 31, 2010. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. The Fund intends to designate up to a maximum of $81,916 as taxed at a maximum of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

30

Van Kampen Global Growth Fund
Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2007	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

31

Van Kampen Global Growth Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Jerry D. Choate (71) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 2007	From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee, of Amgen Inc., a biotechnological company. Director since 1999 and member of the nominating and governance committee and compensation and executive committee, of Valero Energy Corporation, a crude oil refining and marketing company. Previously, from 2006 to 2007, Director and member of the compensation committee and audit committee, of H&R Block, a tax preparation services company.

Rod Dammeyer (69) CAC, LLC 4350 LaJolla Village Drive Suite 320 San Diego, CA 92122-1249	Trustee	Trustee since 2007	President of CAC, LLC, a private company offering capital investment and management advisory services. Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

32

Van Kampen Global Growth Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Linda Hutton Heagy (61) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 2007	Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations, Vice President of Northern Trust Company and an Associate at Price Waterhouse.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

33

Van Kampen Global Growth Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

R. Craig Kennedy (58) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 2007	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

34

Van Kampen Global Growth Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Howard J Kerr (74) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2007	Retired. Previous member of the City Council and Mayor of Lake Forest, Illinois from 1988 through 2002. Previous business experience from 1981 through 1996 includes President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company, President and Chief Executive Officer of Grabill Aerospace, and President of Custom Technologies Corporation. United States Naval Officer from 1960 through 1981, with responsibilities including Commanding Officer of United States Navy destroyers and Commander of United States Navy Destroyer Squadron Thirty-Three, White House experience in 1973 through 1975 as military aide to Vice Presidents Agnew and Ford and Naval Aid to President Ford, and Military Fellow on the Council of Foreign Relations in 1978-through 1979.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

35

Van Kampen Global Growth Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Jack E. Nelson (74) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 2007	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (69) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2007	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

36

Van Kampen Global Growth Fund
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Independent Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (68) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 2007	Chief Communications Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council from 1989 to 1993. Prior to 1980, experience includes Partner of Coopers & Lybrand (from 1980 to 1989), Associate Director of the US Office of Management and Budget (from 1977 to 1980) and Program Director of the Urban Institute (from 1975 to 1977).	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Independent Director and audit committee chairperson of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Independent Director and member of audit and governance committees of Fluor Corp., a global engineering, construction and management company, since January 2004. Director of Intelligent Medical Devices, Inc., a private company which develops symptom-based diagnostic tools for viral respiratory infections. Advisory Board member of ExactCost LLC, a private company providing activity-based costing for hospitals, laboratories, clinics, and physicians, since 2008. Chairperson of the Board of Trustees of the Institute for Defense Analyses, a federally funded research and development center, since 2000. Trustee from 1992 to 2000 and 2002 to present, current chairperson of the finance committee, current member of the audit committee, strategic growth committee and executive committee, and former Chairperson of the Board of Trustees (from 1997 to 1999), of the German Marshall Fund of the United States, a public foundation. Lead Independent Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; Trustee since 2004. Chairperson of the Board of Trustees of the Colorado College; Trustee since 1995. Trustee of California Institute of Technology. Previously, Independent Director and member of audit committee and governance committee of Neurogen Corporation from 1998 to 2006; and Independent Director of Arbros Communications from 2000 to 2002.

37

Van Kampen Global Growth Fund
Trustees and Officers continued
Interested Trustees:*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time		Overseen	Other Directorships
of Interested Trustee	Fund	Served	Principal Occupation(s)	By Trustee	Held by Trustee

Wayne W. Whalen* (70) 155 North Wacker Drive Chicago, IL 60606	Trustee	Trustee since 2007	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

38

Van Kampen Global Growth Fund
Trustees and Officers  continued

Officers
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Edward C. Wood III (54) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2007	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex. Secretary of Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp.

39

Van Kampen Global Growth Fund
Trustees and Officers continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

John L. Sullivan (54) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 2007	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (48) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

40

Your Notes

Van Kampen Global Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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An Important Notice Concerning Our
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parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

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An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

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An Important Notice Concerning Our
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SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2010 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

55, 155, 255, 660, 517
GGANN 05/10
IU10-02061P-Y03/10

Item 2. Code of Ethics.
(a) The Trust has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.
(b)	No information need be disclosed pursuant to this paragraph.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)
(1)	The Trust’s Code of Ethics is attached hereto as Exhibit 12(1).

(2)	Not applicable.

(3)	Not applicable.
Item 3. Audit Committee Financial Expert.
The Trust’s Board of Trustees has determined that it has three “audit committee financial experts” serving on its audit committee, each of whom are “independent” Trustees : Rod Dammeyer, Jerry D. Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:
2010

	Registrant		Covered Entities(1)
Audit Fees	$287,400		N/A

Non-Audit Fees
Audit-Related Fees	$0		$0	(2)
Tax Fees	$31,350	(3)	$109,924	(4)
All Other Fees	$0		$208,088	(5)
Total Non-Audit Fees	$31,350		$318,012

Total	$318,750		$318,012
2009

	Registrant		Covered Entities(1)
Audit Fees	$287,400		N/A

Non-Audit Fees
Audit-Related Fees	$0		$300,200	(2)
Tax Fees	$31,950	(3)	$99,522	(4)
All Other Fees	$0		$510,957	(5)
Total Non-Audit Fees	$31,950		$910,679

Total	$319,350		$910,679

N/A	- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3)	Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax.

(4)	Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(5)	All Other Fees represent attestation services provided in connection with performance presentation standards, and a regulatory compliance project performed.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:
JOINT AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
VAN KAMPEN FUNDS
AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 20041
1. STATEMENT OF PRINCIPLES
     The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.2
     The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.
     For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.
     The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).
     The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
     The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

[1]	This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

[2]	Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

     The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.
2. Delegation
     As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
3. Audit Services
     The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.
     In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
     The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
4. Audit-related Services
     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or, to the extent they are Covered Services, the Covered Entities’ financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.
     The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
5. Tax Services
     The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the

Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.
     Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).
6. All Other Services
     The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.
     The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     A list of the SEC’s prohibited non-audit services is attached to this policy as Appendix B.5. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.
7. Pre-Approval Fee Levels or Budgeted Amounts
     Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).
8. Procedures
     All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.
     The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix B.7. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9. Additional Requirements
     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.
10. Covered Entities
     Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:
–	Van Kampen Investments Inc.

–	Van Kampen Asset Management

–	Van Kampen Advisors Inc.

–	Van Kampen Funds Inc.

–	Van Kampen Investor Services Inc.

–	Morgan Stanley Investment Management Inc.

–	Morgan Stanley Trust Company

–	Morgan Stanley Investment Management Ltd.

–	Morgan Stanley Investment Management Company

–	Morgan Stanley Asset & Investment Trust Management Company Ltd.
(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (included herein).
(f) Not applicable.
(g) See table above.
(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.
Item 5. Audit Committee of Listed Registrants.
(a) The Trust has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry D. Choate, Rod Dammeyer.
(b) Not applicable.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(1) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Equity Trust

By:	/s/ Edward C. Wood III

Name: Edward C. Wood III
Title: Principal Executive Officer

Date: May 17, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edward C. Wood III

Name: Edward C. Wood III
Title: Principal Executive Officer

Date: May 17, 2010

By:	/s/ Stuart N. Schuldt

Name: Stuart N. Schuldt
Title: Principal Financial Officer

Date: May 17, 2010